--------------------------------------------------------------------------------
                                                         Annual Report
THE HIRTLE CALLAGHAN TRUST

                                 June 30, 2001

We are pleased to present the June 30, 2001 annual report for The Hirtle Callaghan Trust.

The Hirtle Callaghan Trust (the Trust), a diversified open-end management investment company, was organized by Hirtle, Callaghan & Co., Inc. to enhance Hirtle Callaghan's ability to acquire the services of independent, specialist money management organizations for the clients Hirtle Callaghan serves. The Trust currently consists of eight separate investment portfolios. Day-to-day portfolio management services are provided to each of the Trust's Portfolios by one or more independent money management organizations (investment managers), selected by, and under the general supervision of the Trust's Board of Trustees.

Shares of the Trust are available exclusively to investors who are clients of Hirtle Callaghan or clients of financial intermediaries, such as investment advisers, acting in a fiduciary capacity with investment discretion, that have established relationships with Hirtle Callaghan.

The Trust currently consists of eight separate Portfolios, as listed below:


--------------------------------------------------------------------------------
  The Portfolios

 The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

 The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

 The Small Capitalization Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of small-capitalization companies.

 The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in developed countries other than the United States of America.

 The Fixed Income Portfolio, seeks current income by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

 The Intermediate Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax by investing in securities issued by municipalities and related entities.

 The Fixed Income II Portfolio, seeks to achieve above-average total return over a market cycle of three to five years by investing primarily in fixed income securities, including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities.

 The High Yield Bond Portfolio, seeks to achieve above-average total return over a market cycle of three to five years by investing in high yield securities (commonly referred to as "junk bonds").
--------------------------------------------------------------------------------

The following discussion summarizes those factors, including relevant market conditions and the investment strategies and techniques of each of the Investment Managers, that materially affected the performance of the respective Portfolios during the Trust's fiscal year ended June 30, 2001.

                               Economic Summary

There are a number of terms that can be used to describe the current economy and securities markets, and the outlook for the US economy. Monikers such as fragile, gun-shy, unprecedented, and even post-party hangover are in the headlines, and each sheds some light on the current situation. From our vantage point, many economic indicators, like bank lending ratios, inventory levels, and margin debt, are giving off mixed signals and the market is being pushed around by the latest release of economic data. Market timing, while often unproductive even in calmer times, is certainly hazardous in the highly charged and changeable environment we have found this fiscal year. The question is whether your portfolio of investments is built to sustain these types of conditions.

"All the economists in America lined up head to foot, wouldn't reach a conclusion," goes the old saying. It applies to investment strategists as well and although the hand wringers are currently in the majority, there is plenty of disagreement. Pessimists point out that inflation has moved upward, energy and electricity prices are threatening, weaker global growth and the strong US dollar are keeping exports from increasing, the slump in manufacturing seems to have intensified, inventory remains overbuilt, employment is languishing, retailers are selling items at discounts, housing is off from its peak, and corporate earnings look dismal.

It may not surprise you that we do not completely agree. The negatives listed above are real but our complex economy always gives mixed signals; when we examine the details, we find more positives or at least fewer negatives. To start, inflation, when excluding energy costs, is not problematic and is expected to be in the 2% range, running well below the long-term average of 3.2%. Employment, while weakening, is still historically high, and aside from the manufacturing sector, many industries are still hard pressed to find the talent they seek. Logically, employment prospects and consumer sentiment are closely linked. It also follows that retail sales are holding up and housing starts remain above the long-run average, helped along by lower interest rates. Corporate earnings, while lower than last year, are still substantial. We agree that the manufacturing sector is a problem (the inventory hangover is still significant) and softness in the economy is evident, but the outlook is not dire and help is on the way. The Bush tax cut, as well as increased corporate and personal borrowing due to cheaper short- and intermediate-term interest rates, will help bolster consumer spending (lower mortgage rates and cash from mortgage refinancing), enhance job stabilization/creation, hasten inventory reduction, and improve corporate earnings.

                      Economic/Capital Markets Commentary

                                                                       Fiscal
                                          1FQ01  2FQ01   3FQ01  4FQ01    01
                                          ------ ------ ------- ------ -------
     S&P 500 Index/1/ ................... -0.97% -7.83% -11.86% -5.86% -14.83%
     Russell 1000 Index/2/ ..............  0.72% -9.16% -12.57%  6.31% -14.96%
     Russell 2000 Index/2/ ..............  1.10% -6.91%  -6.50% 14.28%   0.57%
     MSCI EAFE Index/3/ ................. -8.07% -2.68% -13.71% -1.04% -23.60%
     Lehman Aggregate Bond Index/4/ .....  3.02%  4.21%   3.03%  0.56%  11.23%
     CS First Boston High Yield Bond
      Index/5/ ..........................  0.68% -5.06%   4.93% -0.62%  -0.31%

In this report, performance comparisons for each Portfolio are provided relative to their appropriate benchmarks. In addition, the discussion includes comparisons between the performance achieved by the Portfolios against an indicator, compiled by an independent statistical monitoring organization, Lipper Inc. The Lipper organization compiles performance on mutual funds and further categorizes them by investment objective.

--------
/1/The S&P 500 Index is an unmanaged index of 500 blue-chip stocks.
/2/Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the US. These and other stock indices are widely used in investment management as a performance standard for active managers and as a proxy for asset allocation purposes. The Russell 3000(R) Index is constructed by ranking US common stocks ranked from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000(R) Index and the next 2,000 stocks are included in the Russell 2000(R) Index. Unlike the S&P 500 Stock Index, however, the Russell indices are reconstituted each year.
/3/The Morgan Stanley Capital International EAFE Index which covers Europe,
   Australia, and the Far East, is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets.
/4/The Lehman Brothers Aggregate Bond Index includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities. /5/The Credit Suisse / First Boston (CSFB) High Yield Index is designed to mirror the investible universe of the US dollar-denominated high yield debt market. It is comprised of over 1,600 corporate debt issues, including cash-pay, zero-coupon, stepped-rate and pay-in-kind (PIK) bonds. Floating-rate and convertible issues, as well as preferred stock are not included.

                          The Value Equity Portfolio

The investment objective of this Portfolio is to provide total return consisting of capital appreciation and current income. In accordance with its investment policies, this Portfolio is oriented toward large capitalization equities with relatively lower price-earnings ratios and higher dividend income than the average range for stocks included in the Standard & Poors 500 Index. The Value Equity Portfolio is benchmarked against the Russell 1000 Value Index/6/.

During the period covered by this Annual Report, the Portfolio's managers were Institutional Capital Corporation (ICAP) and Geewax, Terker & Co. (Geewax). ICAP employs a bottom-up stock picking approach, which is designed to be less sensitive to the structure of the index, but consistent with basic value-oriented strategies. Geewax employs a disciplined quantitative approach to construct its portfolio. As can be seen from the table below, both managers constructed portfolios whose characteristics are consistent with the Trust's policies.

                                            P/E Ratio Yield  Average Market Cap
                                            --------- ------ ------------------
     Russell 1000 Value Index..............   23.4x    1.9%    $65.9 billion
     Total Portfolio.......................   20.3x    1.8%    $61.8 billion
     Institutional Capital Corporation.....   16.3x    1.7%    $50.4 billion
     Geewax, Terker & Co...................   28.5x    1.5%    $92.3 billion

    Source: Evaluation Associates

For the fiscal year ended June 30, 2001, the Hirtle Callaghan Trust Value Equity Portfolio had a total return of 9.43%, which compares to the Russell 1000 Value Index of 10.33%.

During the fourth quarter, a decision was made to shift a portion of the Portfolio's assets from the active value-oriented style exemplified by Geewax, to a passive, indexing approach. As of July 2, 2001, SSgA Funds Management, Inc. ("SSgA") was appointed to implement an "index replication" approach with respect to a portion of the Portfolio (approximately 40%), with a view to better track the performance of the Portfolio's benchmark index.

We present below a chart comparing the Hirtle Callaghan Trust Value Equity Portfolio compared to the Russell 1000 Value Index and the Lipper peer group. The comparison below is an average performance result for a group of value managers who are considered to be a peer group of the Hirtle Callaghan Trust Value Equity Portfolio managers. Note that this comparison does not reflect the management of SSgA, but rather the results achieved by ICAP and Geewax during the fiscal year.



                                    [GRAPH]

     HC Trust Value Portfolio                       9.43%

     Russell 1000 Value Index                      10.33%

     Lipper Average Large Cap Value                 3.76%

/6/The Russell 1000 Value Index measures the performance of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates.

--------

                                    [GRAPH]

                      Value Equity              Russell 1000
                       Portfolio                Value Index

    8/25/95              10,000                   10,000
   12/31/95              10,960                   11,049
    6/30/96              11,728                   11,876
   12/31/96              13,288                   13,440
    6/30/97              15,867                   15,817
   12/31/97              17,390                   18,169
    6/30/98              19,582                   20,377
   12/31/98              18,980                   21,008
    6/30/99              21,357                   23,712
   12/31/99              21,047                   22,552
  6/30/2000              20,260                   21,597
 12/31/2000              22,351                   24,133
  6/30/2001              22,171                   23,828

                          Average Annual Total Return
                              As of June 30, 2001

                                                Since
                       1 Year      5 Year     Inception
                                              (8/25/95)
                       ------      ------     ---------
                        9.43%      13.58%       14.58%


The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Value Equity Portfolio from 8/25/95 to 6/30/01, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 1000 Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Value Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          The Growth Equity Portfolio

The investment objective of this Portfolio is to provide capital appreciation, with income as a secondary consideration. In accordance with its investment policies, this Portfolio is oriented toward large capitalization, equity securities with an emphasis on long-term earnings growth potential and relatively higher price-earnings ratios and lower dividend yields than the average range for stocks included in the Standard & Poors 500 Index. The Growth Equity Portfolio is benchmarked against the Russell 1000 Growth Index/7/.

During the period covered by this Annual Report, the Portfolio's managers were Jennison Associates (Jennison) and Goldman Sachs Asset Management (GSAM). Jennison, which has served the Portfolio since its inception, employs a bottom-up stock picking approach, which concentrates on the largest, fastest growing multinational companies in the large capitalization growth area. GSAM employs a disciplined quantitative approach to construct its portfolio. As can be seen from the table below, both managers constructed portfolios whose characteristics are consistent with the Trust's policies.

                                              P/E Ratio Yield Average Market Cap
                                              --------- ----- ------------------
     Russell 1000 Growth Index...............   39.5x   0.6%    $137.2 billion
     Total Portfolio.........................   40.6x   0.6%    $123.0 billion
     Jennison Associates.....................   39.7x   0.6%    $112.5 billion
     Goldman Sachs Asset Management..........   39.5x   0.6%    $141.1 billion

    Source: Evaluation Associates

For the fiscal year ended June 30, 2001, the Hirtle Callaghan Trust Growth Equity Portfolio had a total return of -33.03%, which compares to the Russell 1000 Growth Index return of -36.17%.

During the fourth quarter, a decision was made to shift a portion of the Portfolio's assets from the active growth-oriented style exemplified by GSAM, to a passive, indexing approach. As of July 2, 2001, SSgA Funds Management, Inc. ("SSgA") was appointed to implement an "index replication" approach with respect to a portion of the Portfolio (approximately 40%), with a view to better track the performance of the Portfolio's benchmark index.

We present below a chart comparing the Hirtle Callaghan Trust Growth Equity Portfolio compared to the Russell 1000 Growth Index and the Lipper peer group. The comparison below is an average performance result for a group of growth managers who are considered to be a peer group of the Hirtle Callaghan Trust Growth Equity Portfolio managers. Note that this comparison does not reflect the management of SSgA, but rather the results achieved by Jennison and GSAM during the fiscal year.


                                    [GRAPH]

     HC Trust Growth Portfolio               (33.03%)

     Russell 1000 Growth Index               (36.17%)

     Lipper Average Large Cap Growth         (30.63%)

/7/The Russell 1000 Growth Index measures the performance of those companies included in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth rates.

--------

                                    [GRAPH]

                       Growth Equity          Russell 1000
                         Portfolio            Growth Index

      8/8/95              10,000                 10,000
    12/31/95              10,240                 10,949
     6/30/96              11,169                 12,271
    12/31/96              12,299                 13,481
     6/30/97              13,830                 16,117
    12/31/97              15,748                 17,591
     6/30/98              18,947                 21,176
    12/31/98              20,872                 24,400
     6/30/99              24,019                 26,950
    12/31/99              29,672                 32,491
   6/30/2000              30,675                 33,867
  12/31/2000              23,620                 25,205
   6/30/2001              20,542                 21,616

                          Average Annual Total Return
                              As of June 30, 2001

                                                Since
                       1 Year      5 Year     Inception
                                              (8/8/95)
                       ------      ------     ---------
                      -33.03%      12.96%      12.99%


The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Growth Equity Portfolio from 8/8/95 to 6/30/01, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance above is compared to the Russell 1000 Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Growth Equity Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                  The Small Capitalization Equity Portfolio+

The investment objective of this Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of smaller companies, and the Portfolio is benchmarked against the Russell 2000 Index. As of June 30, 2001, the Portfolio's managers were Frontier Capital Management (Frontier), Sterling Johnston Capital Management (Sterling Johnston), and Geewax, Terker & Co. (Geewax). Geewax is the quantitative (top-down) manager in this portfolio, while Frontier and Sterling Johnston are the bottom-up stock pickers. All three managers are concentrating on the smaller capitalization sector of the U.S. equities market.

The 2001 fiscal year was one of tremendous volatility. Sterling Johnson, which has served as a manager of the Portfolio only since December 5, 2000, was negatively affected by the shift into technology spurred by the interest rate cuts by the Federal Reserve Board early in the third fiscal quarter and losses in the energy sector in the fourth. The performance results turned in by Frontier, which has served the Portfolio from inception and has been a consistently solid performer relative to the Portfolio's benchmark, was also caught by losses in the energy sector during the fourth quarter of the Trust's fiscal year, but some of this negative impact was offset by gains in health care sector holdings. The volatility in the small cap markets also affected Geewax, whose financial quality bias was punished, particularly during the latter part of the fiscal year, when companies forecasting negative earnings performed more robustly than in previous periods.

As can be seen from the table below, both managers have constructed portfolios whose characteristics are consistent with the Trust's policies.

                                             P/E Ratio Yield Average Market Cap
                                             --------- ----- ------------------
     Russell 2000 Index.....................   26.6x   1.3%     $0.8 billion
     Total Portfolio........................   28.4x   0.8%     $1.6 billion
     Frontier Capital Management............   29.3x   0.6%     $2.0 billion
     Sterling Johnston Capital Management...   35.3x   0.2%     $1.0 billion
     Geewax, Terker & Co....................   20.0x   2.0%     $1.1 billion

    Source: Evaluation Associates

For the fiscal year ended June 30, 2001, the Hirtle Callaghan Small Capitalization Equity Portfolio had a total return of -3.67%, which compares to the Russell 2000 Index return of 0.57%.

We present below a chart comparing the Hirtle Callaghan Trust Small Capitalization Equity Portfolio compared to the Russell 2000 Index and the Lipper peer group. The comparison below is an average performance result for a group of small capitalization managers who are considered to be a peer group of the Hirtle Callaghan Trust Small Capitalization Equity Portfolio managers.




                                    [GRAPH]

     HC Trust Small Cap Portfolio            (3.67%)

     Russell 2000 Index                       0.57%

     Lipper Average Small Cap Core            8.25%

+ Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
--------

                                    [GRAPH]

                      Small Capitalization          Russell 2000
                        Equity Portfolio               Index

    9/5/95                  10,000                     10,000
  12/31/95                   9,981                     10,399
   6/30/96                  11,182                     11,477
  12/31/96                  12,623                     12,114
   6/30/97                  13,406                     13,350
  12/31/97                  15,020                     14,823
   6/30/98                  15,102                     15,553
  12/31/98                  14,408                     14,445
   6/30/99                  15,817                     15,786
  12/31/99                  14,967                     17,515
 6/30/2000                  19,646                     18,047
12/31/2000                  18,461                     16,986
 6/30/2000                  18,925                     18,165

                          Average Annual Total Return
                              As of June 30, 2001

                                                Since
                        1 Year     5 Year     Inception
                                              (9/5/95)
                        ------     ------     ---------
                        -3.67%     11.10%      11.59%


The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Small Capitalization Equity Portfolio from 9/5/95 to 6/30/01, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Small Capitalization Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Equity securities of smaller companies may involve greater risk than is customarily associated with investments in larger, more established companies.

                     The International Equity Portfolio++

The investment objective of this Portfolio is to maximize total return, consisting of capital appreciation and current income, by investing primarily in a diversified portfolio of equity securities of non-U.S. issuers. The International Equity Portfolio is benchmarked against the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE Index). As of June 30, 2001, the managers of the Hirtle Callaghan Trust International Equity Portfolio were Artisan Partners (Artisan) and Capital Guardian Trust Company (CapGuardian). The following table lists key portfolio statistics relevant to the assignment:

                                                       P/E           Average
                                                      Ratio Yield  Market Cap
                                                      ----- ----- -------------
     MSCI EAFE Index................................. 29.9x 2.1%  $45.1 billion
     Total Portfolio................................. 31.6x 1.8%  $29.2 billion
     Artisan Partners................................ 28.6x 1.9%  $22.0 billion
     Capital Guardian Trust Company.................. 34.9x 1.6%  $37.5 billion

    Source: Evaluation Associates

For the fiscal year ended June 30, 2001, the Hirtle Callaghan International Equity Portfolio had a total return of -24.87%, which compares to the MSCI EAFE Index return of -23.60%. The strength of the dollar (weakness of foreign currencies) contributed approximately half of this weakness, with EAFE in local currencies down 13.84%, very similar in magnitude to large capitalization U.S. equities markets.

We present below a chart comparing the Hirtle Callaghan Trust International Equity Portfolio compared to the MSCI EAFE Index and the Lipper peer group. The comparison below is an average performance result for a group of developed international managers who are considered to be a peer group of the Hirtle Callaghan Trust International Equity Portfolio managers.

                                    [GRAPH]

     HC Trust International Portfolio                   (24.87%)

     MSCI EAFE Index                                    (23.60%)

     Lipper Average International                       (24.02%)

--------
++ International investing involves increased risk and volatility.

                                   [GRAPH]

                            International          Morgan Stanley Europe
                          Equity Portfolio         Australasia & Far East
   8/17/95                    10,000                     10,000
  12/31/95                    10,714                     10,618
   6/30/96                    11,515                     11,115
  12/31/96                    12,198                     11,294
   6/30/97                    13,773                     12,578
  12/31/97                    12,872                     11,527
   6/30/98                    14,589                     13,381
  12/31/98                    14,875                     13,871
   6/30/99                    15,345                     14,441
  12/31/99                    19,303                     17,636
 6/30/2000                    18,897                     16,919
12/31/2000                    15,960                     13,086
 6/30/2001                    14,197                     12,973


                          Average Annual Total Return
                              As of June 30, 2001
                                                Since
                       1 Year      5 Year     Inception
                                              (8/17/95)
                       -------     ------     ---------
                       -24.87%     4.28%        6.15%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan International Equity Portfolio from 8/17/95 to 6/30/01, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Morgan Stanley Capital International Europe, Australasia and Far East Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan International Equity Portfolio reflects the deduction of fees for these value added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Investments in securities of foreign issuers may involve risks not ordinarily associated with investment in domestic securities.

                          The Fixed Income Portfolio

The investment objective of this Portfolio is to provide a high level of current income consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities, but may purchase securities with any stated maturity.

As of June 30, 2001, the Hirtle Callaghan Trust Fixed Income Portfolio was managed by Deutsche Asset Management (Deutsche), formerly Morgan Grenfell Capital Management. The following table lists key portfolio statistics relevant to the assignment:

                                                                    Average
                                Maturity  Duration  30 Day Yield Credit Rating
                                --------- --------- ------------ -------------
     Lehman Brothers Aggregate
      Bond Index..............  8.4 Years 4.8 Years      N/A          AAA
     Total Portfolio..........  7.6 Years 4.7 Years     6.4%          AAA

    Source: Evaluation Associates

For the fiscal year ended June 30, 2001, the Hirtle Callaghan Trust Fixed Income Portfolio had a total return of 12.02%, which compares to the Lehman Brothers Aggregate Index return of 11.23%.

We present below a chart comparing the Hirtle Callaghan Trust Fixed Income Portfolio compared to the Lehman Aggregate Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of fixed income managers who are considered to be a peer group of the Hirtle Callaghan Trust Fixed Income Portfolio manager.




                                    [GRAPH]

     HC Trust Fixed Income Portfolio                   12.02%

     Lehman Bros. Aggregate Bond Index                 11.23%

     Lipper Average Intermediate Taxable               10.16%

                                    [GRAPH]

                                                    Lehman Brothers
                       Fixed Income Portfolio     Aggregate Bond Index

    7/1/98                   10,000                     10,000
   9/30/98                   10,445.33                  10,423
  12/31/98                   10,456.37                  10,458
   3/31/99                   10,376.43                  10,405
   6/30/99                   10,288.15                  10,313
   9/30/99                   10,373                     10,384
  12/31/99                   10,332                     10,371
 3/31/2000                   10,615                     10,600
 6/30/2000                   10,750                     10,784
 9/30/2000                   11,094                     11,109
12/31/2000                   11,606                     11,578
 3/31/2001                   11,948                     11,928
 6/30/2001                   12,042                     11,995

                          Average Annual Total Return
                              As of June 30, 2001

                                           Since
                             1 Year      Inception
                                         (7/1/98)
                             ------      ---------
                             12.02%        6.40%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Fixed Income Portfolio from 7/1/98 to 6/30/01, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Fixed Income Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                The Intermediate Term Municipal Bond Portfolio

The investment objective of this Portfolio is to provide a high level of current income exempt from Federal income tax, consistent with the preservation of capital. The Portfolio seeks to achieve this objective by investing primarily in a diversified portfolio of intermediate-term fixed income securities issued by municipalities and related entities, the interest on which is exempt from regular Federal income tax, which are referred to as "Municipal Securities." A portion of income may be subject to some state and/or local taxes and for certain investors, a portion may be subject to the federal alternative minimum tax.

As of June 30, 2001, the Intermediate Municipal Bond Portfolio was managed by Deutsche. The following table lists key portfolio statistics relevant to the assignment:

                                                                    Average
                                Maturity  Duration  30 Day Yield Credit Rating
                                --------- --------- ------------ -------------
     Lehman Brothers 5 Year GO
      Bond Index/8/...........  4.9 Years 4.1 Years      N/A           AA
     Total Portfolio..........  6.7 Years 5.0 Years     4.7%           AA

    Source: Evaluation Associates

For the fiscal year ended June 30, 2001, the Hirtle Callaghan Trust Intermediate Municipal Bond Portfolio had a total return of 8.61%, which compares to the Lehman Bros. 5 Year GO Index return of 8.65%.

We present below a chart comparing the Hirtle Callaghan Trust Intermediate Term Municipal Bond Portfolio compared to the Lehman 5 Year GO Municipal Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of municipal bond managers who are considered to be a peer group of the Hirtle Callaghan Trust Intermediate Term Municipal Bond Portfolio manager.
                                   [GRAPH]

     HC Trust Intermediate Term Municipal Bond Portfolio         8.61%

     Lehman Bros. 5 Year GO Muni Index                           8.65%

     Lipper Average Intermediate Municipal                       8.48%


--------
/8/The Lehman Bros. 5 year Government Obligations Index (Lehman 5 year GO
   Index) is an unmanaged index of municipal securities that is widely recognized as an indicator of performance of types of securities in which this portfolio invests.

                                    [GRAPH]

                     Intermediate Term
                   Municipal Bond Portfolio           Lehman 5 Yr GO Index

    7/1/98                10,000                            10,000
   9/30/98                10,234.66                         10,263.06
  12/31/98                10,283.36                         10,347.44
   3/31/99                10,368.3                          10,456.07
   6/30/99                10,243.85                         10,325.42
   9/30/99                10,237                            10,417
  12/31/99                10,178                            10,415
 3/31/2000                10,367                            10,356
 6/30/2000                10,494                            10,667
 9/30/2000                10,736                            10,702
12/31/2000                11,061                            10,994
 3/31/2001                11,286                            11,300
 6/30/2001                11,397                            11,402

                         Average Annual Total Return
                              As of June 30, 2001

                                           Since
                             1 Year      Inception
                                         (7/1/98)
                             ------      ---------
                              8.61%        4.46%

The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio from 7/1/98 to 6/30/01, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman 5 year GO Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index. The performance of the Hirtle Callaghan Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         The Fixed Income II Portfolio

The investment objective of this Portfolio is to achieve above average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing primarily in fixed income securities including U.S. Government securities, investment grade corporate bonds and mortgage-backed or asset-backed securities.

As of June 30, 2001, the Hirtle Callaghan Trust Fixed Income II Portfolio was managed by Miller, Anderson & Sherrerd (MAS). The following table lists key portfolio statistics relevant to the assignment:

                                                                   Average
                               Maturity  Duration  30 Day Yield Credit Rating
                              ---------- --------- ------------ -------------
     Lehman Brothers
      Aggregate Bond Index...  8.4 Years 4.8 Years      N/A          AAA
     Total Portfolio......... 10.4 Years 4.5 Years     7.0%          AA+

    Source: Evaluation Associates

Inception (9/26/00) to date, the Hirtle Callaghan Trust Fixed Income II Portfolio had a total return of 8.83%. Since October 1, 2000, the Portfolio had a return of 8.60%, as compared to 7.97% for the benchmark index. (Since most bond indices are reported only monthly, a comparison between the Portfolio and the Lehman Aggregate Bond Index since the date of the inception of the Fixed Income II Portfolio is not possible.)

We present below a chart comparing the Hirtle Callaghan Trust Fixed Income II Portfolio compared to the Lehman Aggregate Bond Index and the Lipper peer group. The comparison below is an average performance result for a group of fixed income managers who are considered to be a peer group of the Hirtle Callaghan Trust Fixed Income II Portfolio manager.




                                   [GRAPH]

     HC Trust Fixed Income II Portfolio                8.60%

     Lehman Bros. Aggregate Bond Index                 7.97%

     Lipper Average Intermediate Taxable               7.16%

                                    [GRAPH]

                       Fixed Income             Lehman Brothers
                       II Portfolio           Aggregate Bond Index

 9/26/2000                10,000                     10,000
 9/30/2000                10,019.4                   10,000
10/31/2000                10,036.79                  10,066
11/31/2000                10,143.08                  10,231
12/31/2000                10,362.81                  10,421
 1/31/2001                10,644.39                  10,591
 2/28/2001                10,701.94                  10,683
 3/31/2001                10,744.76                  10,737
 4/30/2001                10,745.44                  10,592
 5/31/2001                10,840.96                  10,758
 6/30/2001                10,882.75                  10,797

                          Average Annual Total Return
                              As of June 30, 2001

                                     Since
                                   Inception
                                   (9/26/00)
                                   ---------
                                     8.83%


The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan Fixed Income II Portfolio from 9/26/00 to 6/30/01, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the Lehman Brothers Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan Fixed Income II Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                          The High Yield Portfolio+++

The investment objective of this Portfolio is to achieve above average total return over a market cycle of three to five years. The Portfolio seeks to achieve this objective by investing in high yield securities (commonly referred to as "junk bonds").

The high yield markets have continued to experience difficulty, most recently evidenced by continued bad news in the telecom sectors and a continued high default rate. Overweights in fixed-line communications, and, to a lesser extent, cable, were major detractors, with each sector being an under-performer relative to the rest of the high yield market. Spreads have widened at the end of the fourth quarter, adding to the attractiveness of the high yield market as part of an overall investment strategy.

As of June 30, 2001, the Hirtle Callaghan Trust High Yield Portfolio was managed by MAS. The following table lists key portfolio statistics relevant to the assignment:

                                                                     Average
                                 Maturity  Duration  30 Day Yield Credit Rating
                                 --------- --------- ------------ -------------
CSFB High Yield Bond Index...... 7.0 Years 4.2 Years      N/A           B
Total Portfolio................. 7.3 Years 4.3 Years    11.3%          BB-

Source: Evaluation Associates

Inception (9/26/00) to date, the Hirtle Callaghan Trust High Yield Portfolio had a total return of -9.13%. Since October 1, 2000, the Portfolio had a return of -8.28%, as compared to -0.99% for the benchmark index. (Since most bond indices are reported only monthly, a comparison between the Portfolio and the CSFB High Yield Bond Index since the date of the inception of the High Yield Portfolio is not possible.)

We present below a chart comparing the Hirtle Callaghan Trust High Yield Portfolio compared to the CSFB High Yield Index and the Lipper peer group. The comparison below is an average performance result for a group of fixed income managers who are considered to be a peer group of the Hirtle Callaghan Trust High Yield Portfolio manager.

                                    [GRAPH]

     HC Trust High Yield Portfolio                    (8.28%)

     CSFB High Yield Bond Index                       (0.99%)

     Lipper Average High Yield Bond Index             (4.76%)


--------
+++ Investing in lower quality or "junk bonds" involves increased risk and volatility.

                                    [GRAPH]

                          High Yield                 CSFB Global High
                         Bond Portfolio            Yield Corporate Index

 9/26/2000                  10,000.00                     10,000
 9/30/2000                   9,905.00                     10,000
10/31/2000                   9,531.87                      9,688
11/30/2000                   9,902.28                      9,307
12/31/2000                   9,234.71                      9,494
 1/31/2000                   9,992.92                     10,063
 2/28/2001                  10,008.45                     10,165
 3/31/2001                   9,501.92                      9,962
 4/30/2001                   9,267.04                      9,859
 5/31/2001                   9,352.45                     10,056
 6/30/2001                   9,087.50                      9,900

                         Average Annual Total Returns
                              As of June 30, 2001

                                     Since
                                   Inception
                                   (9/26/00)
                                   ---------
                                    -9.13%


The chart represents historical performance of a hypothetical investment of $10,000 in the Hirtle Callaghan High Yield Bond Portfolio from 9/26/00 to 6/30/01, and represents the reinvestment of dividends and capital gains in the Portfolio.

The Portfolio's performance is compared to the CSFB Global High Yield Corporate Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Hirtle Callaghan High Yield Bond Portfolio reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                  Conclusion

We are pleased with the investment management teams we have retained on behalf of our shareholders. The table below depicts the longer-term (three-year) performance (annualized) of our equity portfolios.

                                    [GRAPH]

     HC Trust Value Portfolio                     4.23%
               vs
     Russell 1000 Value Index                     5.36%


     HC Trust Growth Portfolio                    2.73%
               vs
     Russell 1000 Growth Index                    0.69%


     HC Trust Small Cap Portfolio                 7.81%
               vs
     Russell 2000 Index                           5.28%


     HC Trust International Portfolio            -0.90%
               vs
     MSCI EAFE Index                             -1.24%


You will note for the three year period shown above that, with the exception of our Value Portfolio, the Portfolios have exceeded their index benchmarks. Short-term measurement periods (three years or less) expose one to periods of volatility and unique circumstances (such as the technology run-up and subsequent meltdown) that can distort a manager's apparent effectiveness. We try to eliminate this near-term "noise" by focusing on our Portfolios' longer-term records.

While we are happy with this result, you can rest assured that we are in a constant search for better, more efficient structures and managers. The supervision aspects of our business present constant challenges, and we are devoting substantial resources to this effort.

In addition, we have continued to concentrate on cost control. Each Portfolio is now operating well within the projected expense ratios, with total assets at the end of the fiscal year of $1.9 billion. We are optimistic about our ability to continue to drive down the expenses of these Portfolios. Every basis point of savings will go directly to our shareholders.

We remain grateful for your confidence in us and for your continuing support. We assure you that we will continue to work on your behalf and strive to deliver the best long-term investment solutions available in the marketplace.

Sincerely,

/s/ Donald E. Callaghan

Donald E. Callaghan
President

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments -- June 30, 2001


                                Security                             Value
 Shares                        Description                          (Note 2)
 ------                        -----------                          --------

         Common Stocks -- 99.71%
         Institutional Capital Corp. -- 51.95%
         Aerospace/Defense -- 2.74%
  39,200 General Dynamics Corp. ...............................   $  3,050,152
  38,300 Northrop Grumman Corp. ...............................      3,067,830
  38,750 TRW, Inc. ............................................      1,588,750
                                                                  ------------
                                                                     7,706,732
                                                                  ------------
         Banking -- 3.59%
  75,000 Bank One Corp. .......................................      2,685,000
  91,700 FleetBoston Financial Corp. ..........................      3,617,565
  81,700 Wells Fargo & Co. ....................................      3,793,331
                                                                  ------------
                                                                    10,095,896
                                                                  ------------
         Computer Software & Services -- 0.81%
  36,600 Electronic Data Systems Corp. ........................      2,287,500
                                                                  ------------
         Computer Systems -- 0.99%
  24,550 International Business Machines Corp. ................      2,774,150
                                                                  ------------
         Conglomerates -- 1.27%
  92,050 Canadian Pacific Ltd. ................................      3,566,938
                                                                  ------------
         Construction Materials & Supplies -- 0.86%
  48,350 Caterpillar, Inc. ....................................      2,419,918
                                                                  ------------
         Electronic Components & Instruments -- 1.47%
 156,921 Koninklijke Philips Electronics
          N.V. - ADR...........................................      4,147,422
                                                                  ------------
         Financial Services -- 6.39%
 131,862 Citigroup, Inc. ......................................      6,967,587
  65,750 Fannie Mae............................................      5,598,613
  80,550 Household International, Inc. ........................      5,372,685
                                                                  ------------
                                                                    17,938,885
                                                                  ------------
         Forest Products & Paper -- 1.47%
  75,000 Weyerhaeuser Co. .....................................      4,122,750
                                                                  ------------
         Home Products -- 1.88%
  30,800 Avon Products, Inc. ..................................      1,425,424
  69,300 Kimberly-Clark Corp. .................................      3,873,870
                                                                  ------------
                                                                     5,299,294
                                                                  ------------
         Insurance -- 5.59%
 116,600 Allstate Corp. .......................................      5,129,234
  86,250 Loews Corp. ..........................................      5,557,088
 162,400 MetLife, Inc. ........................................      5,031,152
                                                                  ------------
                                                                    15,717,474
                                                                  ------------
         Media -- 2.30%
 228,600 AT&T Corp. - Liberty Media Group, Class - A (b).......      3,998,214
  75,800 News Corp. Ltd. - ADR.................................      2,455,920
                                                                  ------------
                                                                     6,454,134
                                                                  ------------
         Non-Defense Capital Spending -- 2.32%
  44,150 Emerson Electric Co. .................................      2,671,075
  70,650 Tyco International Ltd. ..............................      3,850,425
                                                                  ------------
                                                                     6,521,500
                                                                  ------------

                                 Security                             Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------

         Oil & Gas -- 4.42%
 142,650 Conoco, Inc., Class - B................................   $  4,122,585
  32,300 Kerr-McGee Corp. ......................................      2,140,521
  68,200 Phillips Petroleum Co. ................................      3,887,400
  34,350 Texaco, Inc. ..........................................      2,287,710
                                                                   ------------
                                                                     12,438,216
                                                                   ------------
         Pharmaceuticals -- 4.61%
 105,400 Abbott Laboratories....................................      5,060,254
  74,000 Bristol-Myers Squibb Co. ..............................      3,870,200
  87,960 Pharmacia Corp. .......................................      4,041,762
                                                                   ------------
                                                                     12,972,216
                                                                   ------------
         Publishing & Printing -- 1.21%
  51,500 Gannett Co., Inc. .....................................      3,393,850
                                                                   ------------
         Retail -- 2.35%
  84,500 Sears, Roebuck & Co. ..................................      3,575,195
  87,500 Target Corp. ..........................................      3,027,500
                                                                   ------------
                                                                      6,602,695
                                                                   ------------
         Telecommunications -- 3.27%
  93,800 AT&T Wireless Group (b)................................      1,533,630
 103,700 General Motors Corp., Class - H (b)....................      2,099,925
  54,402 Verizon Communications.................................      2,910,507
 186,900 WorldCom, Inc. (b).....................................      2,653,980
                                                                   ------------
                                                                      9,198,042
                                                                   ------------
         Utilities -- 3.83%
  71,600 American Electric Power, Inc. .........................      3,305,772
  76,850 Entergy Corp. .........................................      2,950,272
  75,050 Florida Power & Light Co. .............................      4,518,760
                                                                   ------------
                                                                     10,774,804
                                                                   ------------
         Waste Disposal -- 0.58%
  82,400 Republic Services, Inc., Class - A (b).................      1,635,640
                                                                   ------------
         Total - Institutional Capital Corp.
          (cost $126,338,839)...................................    146,068,056
                                                                   ------------
         Separately Managed Portion (Note 8) -- 47.76%
         Advertising/Marketing -- 0.06%
   4,000 Interpublic Group of Companies, Inc. ..................        117,400
     600 Lamar Advertising Co. (b)..............................         26,400
     240 Omnicom Group, Inc. ...................................         20,640
      90 Valassis Communications, Inc. (b)......................          3,222
                                                                   ------------
                                                                        167,662
                                                                   ------------
         Aerospace/Defense -- 0.52%
  17,200 Boeing Co. ............................................        956,320
   2,000 Goodrich Corp. ........................................         75,960
   7,810 Lockheed Martin Corp. .................................        289,361
   1,700 Northrop Grumman Corp. ................................        136,170
                                                                   ------------
                                                                      1,457,811
                                                                   ------------
         Airlines & Services -- 0.22%
   3,200 AMR Corp. (b)..........................................        115,616
     800 Continental Airlines, Class - B (b)....................         39,400

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Airlines & Services (continued)
  2,500 Delta Air Lines, Inc. ...................................   $    110,200
    400 Northwest Airlines Corp., Class - A (b)..................         10,100
 15,740 Southwest Airlines Co. ..................................        291,033
  1,100 UAL Corp. ...............................................         38,665
    800 US Airways Group, Inc. (b)...............................         19,440
                                                                    ------------
                                                                         624,454
                                                                    ------------
        Auto Parts -- 0.25%
  2,000 Autoliv, Inc. ...........................................         34,560
  3,100 Dana Corp. ..............................................         72,354
 11,700 Delphi Automotive Systems Corp. .........................        186,381
    140 Gentex Corp. (b).........................................          3,902
  3,530 Genuine Parts Co. .......................................        111,195
  3,300 Goodyear Tire & Rubber Co. ..............................         92,400
  1,500 Paccar, Inc. ............................................         77,130
  2,100 TRW, Inc. ...............................................         86,100
  2,700 Visteon Corp. ...........................................         49,626
                                                                    ------------
                                                                         713,648
                                                                    ------------
        Automobile Production -- 0.62%
 36,401 Ford Motor Co. ..........................................        893,645
 11,400 General Motors Corp. ....................................        733,590
  4,600 General Motors Corp., Class - H (b)......................         93,150
  1,200 Navistar International Corp. (b).........................         33,756
                                                                    ------------
                                                                       1,754,141
                                                                    ------------
        Banking -- 5.35%
  7,700 AmSouth Bancorporation...................................        142,373
  1,400 Associated Banc-Corp. ...................................         50,386
  2,100 Banc West Corp. .........................................         72,240
 33,300 Bank of America Corp. ...................................      1,998,998
 15,250 Bank of New York Co., Inc. ..............................        732,000
 24,200 Bank One Corp. ..........................................        866,360
  1,300 Banknorth Group, Inc. ...................................         29,445
  8,690 BB&T Corp. ..............................................        318,923
    500 Capital One Financial Corp. .............................         30,000
  4,300 Charter One Financial, Inc. .............................        137,170
    800 City National Corp. .....................................         35,432
  3,700 Comerica, Inc. ..........................................        213,120
  1,300 Commerce Bancshares, Inc. ...............................         47,970
  2,700 Compass Bancshares, Inc. ................................         71,550
  2,400 Dime Bancorp, Inc. ......................................         89,400
  9,110 Fifth Third Bancorp......................................        547,056
  2,700 First Tennessee National Corp. ..........................         93,717
 20,300 First Union Corp. .......................................        709,282
  1,000 First Virginia Banks, Inc. ..............................         47,120
  1,600 FirstMerit Corp. ........................................         42,240
 22,400 FleetBoston Financial Corp. .............................        883,680
  1,500 Golden State Bancorp, Inc. ..............................         46,200
  1,800 GreenPoint Financial Corp. ..............................         69,120
  3,230 Hibernia Corp. ..........................................         57,494

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Banking (continued)
  1,000 Hudson City Bancorp, Inc. ...............................   $     23,090
  5,200 Huntington Bancshares, Inc. .............................         85,020
  8,800 KeyCorp..................................................        229,240
  2,000 M & T Bank Corp. ........................................        151,000
  2,090 Marshall & Ilsley Corp. .................................        112,651
  4,990 MBNA Corp. ..............................................        164,421
  9,900 Mellon Financial Corp. ..................................        455,400
  1,500 Mercantile Bankshares Corp. .............................         58,695
 12,400 National City Corp. .....................................        381,672
  4,310 National Commerce Financial Corp. .......................        105,035
  3,400 North Fork Bancorporation, Inc. .........................        105,400
  4,350 Northern Trust Corp. ....................................        271,875
  1,200 Old National Bancorp.....................................         31,680
  1,700 Pacific Century Financial Corp. .........................         43,843
  6,000 PNC Bank Corp. ..........................................        394,740
  2,790 Popular, Inc. ...........................................         91,903
  7,000 SouthTrust Corp. ........................................        182,000
  5,150 Sovereign Bancorp, Inc. (b)..............................         66,950
  6,200 State Street Corp. ......................................        306,838
  5,200 SunTrust Banks, Inc. ....................................        336,856
  4,720 Synovus Financial Corp. .................................        148,114
  1,600 TCF Financial Corp. .....................................         74,096
 39,500 U.S. Bancorp.............................................        900,204
  2,800 Union Planters Corp. ....................................        122,080
  1,200 UnionBanCal Corp. .......................................         40,440
  1,300 Valley National Bancorp..................................         36,855
  4,400 Wachovia Corp. ..........................................        313,060
 18,160 Washington Mutual, Inc. .................................        681,908
 35,560 Wells Fargo Co. .........................................      1,651,050
    700 Wilmington Trust Corp. ..................................         43,855
  1,870 Zions Bancorp............................................        110,330
                                                                    ------------
                                                                      15,051,577
                                                                    ------------
        Beverages -- 0.95%
    700 Adolph Coors Co., Class - B..............................         35,126
 16,500 Anheuser-Busch Co., Inc. ................................        679,800
  1,000 Brown-Forman Corp., Class - B............................         63,940
 12,200 Coca-Cola Co. ...........................................        549,000
  3,200 Coca-Cola Enterprises, Inc. .............................         52,320
  1,100 Pepsi Bottling Group, Inc. ..............................         44,110
  3,250 PepsiAmericas, Inc. .....................................         43,225
 27,200 PepsiCo, Inc. ...........................................      1,202,240
                                                                    ------------
                                                                       2,669,761
                                                                    ------------
        Biotechnology -- 0.15%
    200 Celera Genomics Group (b)................................          7,932
    270 Celgene Corp. (b)........................................          7,790
    700 Chiron Corp. (b).........................................         35,700
    700 Genentech, Inc. (b)......................................         38,570
  2,200 Genzyme Corp. (b)........................................        134,200
  1,700 Gilead Sciences, Inc. (b)................................         98,923
    600 Quest Diagnostics, Inc. (b)..............................         44,910
  1,630 Quintiles Transnational Corp. (b)........................         41,158
    300 Sepracor, Inc. (b).......................................         11,940
                                                                    ------------
                                                                         421,123
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Broadcasting -- 1.01%
  1,700 Adelphia Communications Corp., Class - A (b).............   $     69,700
 53,240 AT&T Corp. - Liberty Media Group, Class - A (b)..........        931,167
    100 BHC Communications, Inc. (b).............................         13,899
  1,100 Cablevision Systems Corp. (b)............................         64,350
    800 Cablevision Systems Corp. - Rainbow Media Group (b)......         20,640
  2,300 Charter Communications, Inc. (b).........................         53,705
    400 Chris - Craft Industries, Inc. (b).......................         28,560
  7,500 Clear Channel Communications, Inc. (b)...................        470,250
 19,400 Comcast Corp., Class - A (b).............................        841,960
  1,500 Cox Communications, Inc.,
         Class - A (b)...........................................         66,450
    100 Cox Radio, Inc. (b)......................................          2,785
    590 Entercom Communications Corp. (b)........................         31,630
    500 Hearst - Argyle Television, Inc. (b).....................         10,000
    200 Hispanic Broadcasting Corp.,
         Class - A (b)...........................................          5,738
  5,700 NTL, Inc. (b)............................................         68,685
    400 Pegasus Communications Corp. (b).........................          9,000
  1,300 Radio One, Inc. (b)......................................         29,900
  1,300 UnitedGlobalCom, Inc. (b)................................         11,245
  2,020 USA Networks, Inc. (b)...................................         56,560
  1,210 Westwood One, Inc. (b)...................................         44,589
                                                                    ------------
                                                                       2,830,813
                                                                    ------------
        Business Services -- 0.16%
    300 ChoicePoint, Inc. (b)....................................         12,615
    500 Critical Path, Inc. (b)..................................            510
    800 Dun & Bradstreet Corp. (b)...............................         22,560
    400 Getty Images, Inc. (b)...................................         10,504
  1,500 Manpower, Inc. ..........................................         44,850
  3,300 Moody's Corp. ...........................................        110,550
  2,590 Sabre Holdings Corp. (b).................................        129,500
  6,200 ServiceMaster Co. .......................................         74,400
  1,500 Viad Corp. ..............................................         39,600
                                                                    ------------
                                                                         445,089
                                                                    ------------
        Casinos/Gaming -- 0.07%
  2,380 Harrah's Entertainment, Inc. (b).........................         84,014
     80 International Game Technology (b)........................          5,020
  1,220 Mandalay Resort Group (b)................................         33,428
  5,300 Park Place Entertainment Corp. (b).......................         64,130
                                                                    ------------
                                                                         186,592
                                                                    ------------
        Chemicals -- 0.93%
  4,700 Air Products & Chemicals, Inc. ..........................        215,025
  1,280 Cabot Corp. .............................................         46,106
 18,600 Dow Chemical Co. ........................................        618,450
 20,000 E.I. Du Pont De Nemours & Co. ...........................        964,800
  1,600 Eastman Chemical Co. ....................................         76,208

                                Security                             Value
 Shares                       Description                           (Note 2)
 ------                       -----------                           --------

        Chemicals (continued)
 2,750  Engelhard Corp. .......................................   $     70,923
 2,200  Hercules, Inc. (b).....................................         24,860
 2,000  IMC Global, Inc. ......................................         20,400
 1,980  International Flavors & Fragrance, Inc. ...............         49,757
 3,500  PPG Industries, Inc. ..................................        183,995
 3,300  Praxair, Inc. .........................................        155,100
 2,100  Rohm & Haas Co. .......................................         69,090
 2,800  Sherwin-Williams Co. ..................................         62,160
 1,520  Sigma-Aldrich Corp. ...................................         58,702
                                                                  ------------
                                                                     2,615,576
                                                                  ------------
        Clothing/Apparel -- 0.17%
 4,400  Burlington Industries..................................        175,780
 1,600  Jones Apparel Group, Inc. (b)..........................         69,120
 1,100  Liz Claiborne, Inc. ...................................         55,495
 1,500  Nike, Inc., Class - B..................................         62,985
 2,100  Nordstrom, Inc. .......................................         38,955
   400  Talbots, Inc. .........................................         17,500
 1,900  VF Corp. ..............................................         69,122
                                                                  ------------
                                                                       488,957
                                                                  ------------
        Computer Software & Services -- 0.67%
   100  Acxiom Corp. (b).......................................          1,309
   500  Affiliated Computer Services, Inc. (b).................         35,955
   100  American Management Systems, Inc. (b)..................          2,360
 6,445  AOL-Time Warner, Inc. (b)..............................        341,584
   400  Arbitron, Inc. (b).....................................          9,640
 6,000  Ascential Software Corp. (b)...........................         35,040
   200  Aspect Communications Corp. (b)........................          1,398
 2,600  At Home Corp. (b)......................................          5,564
   700  Autodesk, Inc. ........................................         26,110
 3,600  Automatic Data Processing, Inc. .......................        178,920
 3,730  Cadence Design Systems, Inc. (b).......................         69,490
   410  Ceridian Corp. (b).....................................          7,860
   800  CNET Networks, Inc. (b)................................         10,400
 1,100  Computer Sciences Corp. (b)............................         38,060
 2,810  Compuware Corp. (b)....................................         39,312
 1,060  DST Systems, Inc. (b)..................................         55,862
   700  EarthLink, Inc. (b)....................................          9,870
   300  eFunds Corp. (b).......................................          5,580
   300  Electronic Arts, Inc. (b)..............................         17,370
 3,800  Electronic Data Systems Corp. .........................        237,499
   410  Electronics For Imaging, Inc. (b)......................         12,095
   770  Fiserv, Inc. (b).......................................         49,265
   100  FreeMarkets, Inc. (b)..................................          2,000
 1,100  Galileo International, Inc. ...........................         35,750
 1,210  Intuit, Inc. (b).......................................         48,388
   400  Keane, Inc. (b)........................................          8,800
   200  Liberate Technologies (b)..............................          2,190
 1,700  NCR Corp. (b)..........................................         79,900
   700  Network Associates, Inc. (b)...........................          8,715
 4,800  Novell, Inc. (b).......................................         27,312
 1,100  Parametric Technology Corp. (b)........................         15,389

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                Security                              Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------

        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Computer Software & Services (continued)
  1,400 PeopleSoft, Inc. (b)....................................   $     68,922
    300 Red Hat, Inc. (b).......................................          1,200
    100 Roxio, Inc. (b).........................................          1,300
    370 RSA Security, Inc. (b)..................................         11,452
    700 S1 Corp. (b)............................................          9,800
    100 SanDisk Corp. (b).......................................          2,789
  5,500 SunGard Data Systems, Inc. (b)..........................        165,055
  2,220 Sybase, Inc. (b)........................................         36,519
    550 Synopsys, Inc. (b)......................................         26,615
    200 Ticketmaster Online-CitySearch,
         Inc. (b)...............................................          2,960
  3,300 Unisys Corp. (b)........................................         48,543
  1,100 Veritas Software Corp. (b)..............................         73,183
  2,700 WebMD Corp. (b).........................................         18,900
                                                                   ------------
                                                                      1,886,225
                                                                   ------------
        Computer Systems -- 0.28%
  2,500 3Com Corp. (b)..........................................         11,875
  5,700 Apple Computer, Inc. (b)................................        132,525
  1,960 Cabletron Systems, Inc. (b).............................         44,786
    100 CacheFlow, Inc. (b).....................................            493
 29,100 Compaq Computer Corp. ..................................        450,759
  1,200 Ingram Micro, Inc. (b)..................................         17,388
    600 McData Corp. (b)........................................         10,530
     50 National Instruments Corp. (b)..........................          1,623
  3,180 Quantum Corp. - Digital Linear Tape & Storage Systems
         Group (b)..............................................         32,086
  1,500 Reynolds & Reynolds.....................................         32,925
  2,200 Safeguard Scientifics, Inc. (b).........................         11,308
    820 Tech Data Corp. (b).....................................         27,355
                                                                   ------------
                                                                        773,653
                                                                   ------------
        Conglomerates -- 1.44%
  4,200 Dover Corp. ............................................        158,130
  3,200 Fortune Brands, Inc. ...................................        122,752
 18,560 General Electric Co. ...................................        904,800
 14,700 Honeywell International, Inc. ..........................        514,353
  1,700 ITT Industries, Inc. ...................................         75,225
  8,200 Minnesota Mining & Manufacturing........................        935,620
    990 Pentair, Inc. ..........................................         33,462
  7,320 Raytheon Co. ...........................................        194,346
  3,100 Rockwell International Corp. ...........................        118,172
    600 SPX Corp. (b)...........................................         75,108
    900 Temple - Inland, Inc. ..................................         47,961
  2,410 Textron, Inc. ..........................................        132,646
  9,100 United Technologies Corp. ..............................        666,666
  1,600 W.W. Grainger, Inc. ....................................         65,856
                                                                   ------------
                                                                      4,045,097
                                                                   ------------
        Construction Materials & Supplies -- 0.30%
  7,100 Caterpillar, Inc. ......................................        355,355
    100 Dycom Industries, Inc. (b)..............................          2,293
  1,600 Fluor Corp. ............................................         72,240
    600 Lafarge Corp. ..........................................         20,106

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Construction Materials & Supplies (continued)
  1,000 Martin Marietta Materials, Inc. .........................   $     49,490
  9,500 Masco Corp. .............................................        237,120
    900 USG Corp. ...............................................          3,798
  1,900 Vulcan Materials Co. ....................................        102,125
                                                                    ------------
                                                                         842,527
                                                                    ------------
        Containers/Packaging -- 0.08%
  1,900 Avery Dennison Corp. ....................................         96,995
  1,000 Bemis Co., Inc. .........................................         40,170
  2,600 Crown Cork & Seal Co., Inc. (b)..........................          9,750
  3,000 Owens-Illinois, Inc. (b).................................         20,340
    160 Sealed Air Corp. (b).....................................          5,960
  1,970 Sonoco Products Co. .....................................         49,014
                                                                    ------------
                                                                         222,229
                                                                    ------------
        Control & Filter Services -- 0.02%
  2,500 Pall Corp. ..............................................         58,825
                                                                    ------------
        Electronic Components & Instruments -- 1.25%
    200 American Power Conversion Corp. (b)......................          3,150
  2,080 Arrow Electronics, Inc. (b)..............................         50,523
  2,000 Avnet, Inc. .............................................         44,840
    420 AVX Corp. ...............................................          8,820
  1,040 Beckman Coulter, Inc. ...................................         42,432
  1,800 Cooper Industries, Inc. .................................         71,262
  1,500 Diebold, Inc. ...........................................         48,225
  1,400 Eaton Corp. .............................................         98,140
  8,900 Emerson Electric Co. ....................................        538,450
  1,900 Energizer Holdings, Inc. (b).............................         43,605
  3,400 General Dynamics Corp. ..................................        264,554
 20,600 Hewlett Packard Co. .....................................        589,160
  1,100 Hubbell, Inc., Class-B...................................         31,900
  9,445 International Business Machines Corp. ...................      1,067,285
    300 International Rectifier Corp. (b)........................         10,230
  1,800 Johnson Controls, Inc. ..................................        130,446
    200 KEMET Corp. (b)..........................................          3,962
    200 Lattice Semiconductor Corp. (b)..........................          4,880
  2,100 Level 3 Communications, Inc. (b).........................         11,529
    700 Molex, Inc. .............................................         25,571
  2,400 Parker-Hannifin Corp. ...................................        101,856
  1,900 PerkinElmer, Inc. .......................................         52,307
    600 SCI Systems, Inc. (b)....................................         15,300
    770 Solectron Corp. (b)......................................         14,091
  1,700 Tektronix, Inc. (b)......................................         46,155
  6,500 Thermo Electron Corp. (b)................................        143,130
  1,200 Thomas & Betts Corp. ....................................         26,484
    900 Vishay Intertechnology, Inc. (b).........................         20,700
                                                                    ------------
                                                                       3,508,987
                                                                    ------------
        Entertainment -- 0.45%
    400 Metro-Goldwyn-Mayer, Inc. (b)............................          9,060
 43,350 The Walt Disney Co. .....................................      1,252,382
                                                                    ------------
                                                                       1,261,442
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------

         Common Stocks (continued)
         Separately Managed Portion (Note 8) (continued)
         Financial Services -- 6.43%
   1,620 A.G. Edwards, Inc. .....................................   $     72,900
   2,000 Ambac, Inc. ............................................        116,400
  24,600 American Express Co. ...................................        954,480
  10,300 American General Corp. .................................        478,435
   2,200 Bear Stearns Companies, Inc. ...........................        129,734
 104,335 Citigroup, Inc. ........................................      5,513,060
     300 CMGI, Inc. (b)..........................................            900
   2,420 Countrywide Credit Industries, Inc. ....................        111,030
   1,300 E*TRADE Group, Inc. (b).................................          8,385
  21,120 Fannie Mae..............................................      1,798,368
   8,100 First Data Corp. .......................................        520,425
   3,600 Franklin Resources, Inc. ...............................        164,772
  14,460 Freddie Mac.............................................      1,012,200
   2,700 Golden West Financial Corp. ............................        173,448
   3,700 Goldman Sachs Group.....................................        317,460
   1,780 H & R Block.............................................        114,899
   4,900 Hartford Financial Services Group.......................        335,160
     800 Heller Financial, Inc. .................................         32,000
   9,600 Household International, Inc. ..........................        640,320
   3,800 Internet Capital Group, Inc. (b)........................          7,600
  41,100 J.P. Morgan Chase & Co. ................................      1,833,059
   2,000 John Hancock Financial Services, Inc. ..................         80,520
     140 Knight Trading Group, Inc. (b)..........................          1,497
   1,300 Legg Mason, Inc. .......................................         64,688
   5,100 Lehman Brothers Holdings, Inc. .........................        396,525
  17,300 Merrill Lynch & Co., Inc. ..............................      1,025,025
   2,250 MGIC Investment Corp. ..................................        163,440
  23,060 Morgan Stanley Dean Witter & Co. .......................      1,481,144
     500 Nationwide Financial Services, Inc. ....................         21,825
     800 Neuberger Berman, Inc. .................................         54,400
     200 Nova Corp. (b)..........................................          6,290
   4,700 Regions Financial Corp. ................................        150,400
   2,000 Stilwell Financial, Inc. ...............................         67,120
   1,400 T. Rowe Group, Inc. ....................................         52,346
     500 TD Waterhouse Group, Inc. (b)...........................          5,465
   2,690 USA Education, Inc. ....................................        196,370
                                                                    ------------
                                                                      18,102,090
                                                                    ------------
         Food - Retail -- 0.33%
     500 7-Eleven, Inc. (b)......................................          5,625
   5,700 Albertson's, Inc. ......................................        170,943
   8,700 Kroger Co. (b)..........................................        217,500
   5,500 Safeway, Inc. (b).......................................        264,000
   2,800 Supervalu, Inc. ........................................         49,140
   6,500 SYSCO Corp. ............................................        176,475
     300 Weis Markets, Inc. .....................................         10,578
   1,800 Winn-Dixie Stores, Inc. ................................         47,034
                                                                    ------------
                                                                         941,295
                                                                    ------------

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Food Processing -- 0.72%
 13,100 Archer-Daniels-Midland Co. ..............................   $    170,300
  3,200 Campbell Soup Co. .......................................         82,400
 11,100 ConAgra Foods, Inc. .....................................        219,891
    300 Flowers Foods, Inc. (b)..................................          9,405
  3,200 General Mills, Inc. .....................................        140,096
  7,200 H.J. Heinz Co. ..........................................        294,408
  2,000 Hershey Foods Corp. .....................................        123,420
  1,620 Hormel Foods Corp. ......................................         39,431
  1,700 IBP, Inc. ...............................................         42,925
  2,900 Kellogg Co. .............................................         84,100
  1,460 McCormick & Co., Inc. ...................................         61,349
  1,500 Quaker Oats Co. .........................................        136,875
  6,400 Ralston Purina Co. ......................................        192,128
 10,600 Sara Lee Corp. ..........................................        200,764
    640 Starbucks Corp. (b)......................................         14,720
    700 Tootsie Roll Industries, Inc. ...........................         26,978
  2,490 Tyson Foods, Inc., Class - A.............................         22,933
  3,340 William Wrigley Jr. Co. .................................        156,479
                                                                    ------------
                                                                       2,018,602
                                                                    ------------
        Furniture & Fixtures -- 0.06%
    900 Hillenbrand Industry, Inc. ..............................         51,399
  4,100 Leggett & Platt, Inc. ...................................         90,323
  1,600 Steelcase, Inc. .........................................         19,120
                                                                    ------------
                                                                         160,842
                                                                    ------------
        Health Care -- 0.44%
    900 Express Scripts, Inc., Class - A (b).....................         49,527
 10,700 HCA, Inc. ...............................................        483,533
  1,170 Health Management Associates, Inc. (b)...................         24,617
  3,460 Lincare Holdings, Inc. (b)...............................        103,835
  5,170 McKesson HBOC, Inc. .....................................        191,910
  6,700 Tenet Healthcare Corp. (b)...............................        345,653
    600 Universal Health Services, Inc. (b)......................         27,300
                                                                    ------------
                                                                       1,226,375
                                                                    ------------
        Hotels & Lodging -- 0.25%
 13,470 Cendant Corp. (b)........................................        262,665
  6,900 Hilton Hotels Corp. .....................................         80,040
  3,910 Marriott International, Inc., Class - A..................        185,099
  1,110 Metro-Goldwyn-Mayer, Inc. (b)............................         33,256
  4,100 Starwood Hotels & Resorts................................        152,848
                                                                    ------------
                                                                         713,908
                                                                    ------------
        Household Products & Appliances -- 1.05%
  1,450 American Standard Companies, Inc. (b)....................         87,145
  4,900 Avon Products, Inc. .....................................        226,772
  4,900 Clorox Co. ..............................................        165,865
  4,100 Colgate-Palmolive Co. ...................................        241,859
  1,900 Ecolab, Inc. ............................................         77,843
     80 Estee Lauder Cos., Inc., Class - A.......................          3,448
  6,200 Gillette Co. ............................................        179,738
  1,600 Maytag Corp. ............................................         46,816
  5,530 Newell Rubbermaid, Inc. .................................        138,803

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Household Products & Appliances (continued)
 26,800 Procter & Gamble Co. ....................................   $  1,709,840
  1,260 Whirlpool Corp. .........................................         78,750
                                                                    ------------
                                                                       2,956,879
                                                                    ------------
        Insurance -- 3.15%
    700 21st Century Insurance Group.............................         13,020
  1,700 Aetna, Inc. (b)..........................................         43,979
 10,200 AFLAC, Inc. .............................................        321,198
  1,100 Allmerica Financial Corp. ...............................         63,250
 15,000 Allstate Corp. ..........................................        659,850
    820 American Financial Group, Inc. ..........................         24,846
 41,685 American International Group.............................      3,584,909
  4,800 Aon Corp. ...............................................        168,000
  3,610 Chubb Corp. .............................................        279,522
  3,100 Cigna Corp. .............................................        297,042
  3,170 Cincinnati Financial Corp. ..............................        125,215
    500 CNA Financial Corp. (b)..................................         19,725
  7,040 Conseco, Inc. (b)........................................         96,096
  1,300 Erie Indemnity, Inc. ....................................         38,675
  3,155 Jefferson-Pilot Corp. ...................................        152,450
  3,900 Lincoln National Corp. ..................................        201,825
  2,740 Loews Corp. .............................................        176,538
  5,700 Marsh & McLennan Companies, Inc. ........................        575,700
  3,060 MBIA, Inc. ..............................................        170,381
  5,700 MetLife, Inc. ...........................................        176,586
  1,000 MONY Group, Inc. ........................................         40,130
  2,500 Old Republic International Corp. ........................         72,500
    300 PacifiCare Health Systems, Inc. (b)......................          4,890
    590 PMI Group, Inc. .........................................         42,869
  1,140 Progressive Corp. .......................................        154,117
  1,200 Protective Life Corp. ...................................         41,244
  3,480 Radian Group, Inc. ......................................        140,766
    400 Reinsurance Group of America, Inc. ......................         15,160
  2,600 SAFECO Corp. ............................................         76,700
  4,400 St. Paul Cos., Inc. .....................................        223,036
  2,570 Torchmark Corp. .........................................        103,340
    340 Transatlantic Holdings, Inc. ............................         41,653
    800 Trigon Healthcare, Inc. (b)..............................         51,880
  6,010 UnitedHealth Group, Inc. ................................        371,118
    900 Unitrin, Inc. ...........................................         34,560
  4,400 UnumProvident Corp. .....................................        141,328
  1,315 WellPoint Health Networks, Inc. (b)......................        123,926
                                                                    ------------
                                                                       8,868,024
                                                                    ------------
        Machinery, Tools & Engineering -- 0.34%
  1,700 Black & Decker Corp. ....................................         67,082
  1,100 Crane Co. ...............................................         34,100
  1,700 Danaher Corp. ...........................................         95,200
  4,900 Deere & Co. .............................................        185,465
    500 FMC Corp. (b)............................................         34,280
  5,100 Illinois Tool Works, Inc. ...............................        322,830

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Machinery, Tools & Engineering (continued)
  3,100 Ingersoll-Rand Co. ......................................   $    127,720
    400 MSC Industrial Direct Co., Inc.,
          Class - A (b)..........................................          6,960
  1,670 Stanley Works............................................         69,940
                                                                    ------------
                                                                         943,577
                                                                    ------------
        Media -- 0.23%
    500 Emmis Communications Corp. (b)...........................         15,375
  1,600 Fox Entertainment Group, Inc. (b)........................         44,640
    100 Pixar Animation Studios (b)..............................          4,080
 11,319 Viacom, Inc., Class - B (b)..............................        585,758
                                                                    ------------
                                                                         649,853
                                                                    ------------
        Medical Equipment & Supplies -- 0.43%
    610 Apogent Technologies, Inc. (b)...........................         15,006
  1,000 Bausch & Lomb, Inc. .....................................         36,240
 12,320 Baxter International, Inc. ..............................        603,680
  5,360 Becton, Dickinson & Co. .................................        191,834
  2,800 Biomet, Inc. ............................................        134,568
  1,300 Boston Scientific Corp. (b)..............................         22,100
  1,000 C.R. Bard, Inc. .........................................         56,950
    950 Dentsply International, Inc. ............................         42,133
    200 Patterson Dental Co. (b).................................          6,000
  1,550 St. Jude Medical, Inc. (b)...............................         93,000
    400 Sybron Dental Specialties, Inc. (b)......................          8,196
                                                                    ------------
                                                                       1,209,707
                                                                    ------------
        Metals -- 0.36%
 17,950 Alcoa, Inc. .............................................        707,230
  1,470 Allegheny Technologies, Inc. ............................         26,592
  4,900 Homestake Mining Co. ....................................         37,975
  3,200 Newmont Mining Corp. ....................................         59,552
  1,600 Nucor Corp. .............................................         78,224
  1,600 Phelps Dodge Corp. ......................................         66,400
    660 Rowan Companies, Inc. (b)................................         14,586
  1,700 USX - US Steel Group.....................................         34,255
                                                                    ------------
                                                                       1,024,814
                                                                    ------------
        Office Equipment -- 0.15%
    110 Herman Miller, Inc. .....................................          2,662
  5,700 Office Depot, Inc. (b)...................................         59,166
  5,100 Pitney Bowes, Inc. ......................................        214,812
 13,800 Xerox Corp. (b)..........................................        132,066
                                                                    ------------
                                                                         408,706
                                                                    ------------
        Oil & Gas -- 4.22%
  1,600 Amerada Hess Corp. ......................................        129,280
  3,960 Anadarko Petroleum Corp. ................................        213,959
  1,100 Apache Corp. ............................................         55,825
  1,400 Ashland, Inc. ...........................................         56,140
  4,070 Baker Hughes, Inc. ......................................        136,345
    300 BJ Services Co. (b)......................................          8,514
 13,320 Chevron Corp. ...........................................      1,205,459
 12,950 Conoco, Inc., Class - B..................................        374,255
    200 Cooper Cameron Corp. (b).................................         11,160

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Oil & Gas (continued)
  1,700 Devon Energy Corp. ......................................   $     89,250
  1,200 Diamond Offshore Drilling, Inc. .........................         39,660
    812 Dynegy, Inc. ............................................         37,758
  8,340 Enron Corp. .............................................        408,660
  2,000 ENSCO International, Inc. ...............................         46,800
    980 EOG Resources, Inc. .....................................         34,839
  1,380 Equitable Resources, Inc. ...............................         45,968
 71,481 Exxon Mobil Corp. .......................................      6,243,864
  1,300 Global Industries Ltd. (b)...............................         16,211
  1,800 Global Marine, Inc. (b)..................................         33,534
  2,200 Grant Prideco, Inc. (b)..................................         38,478
  4,290 Halliburton Co. .........................................        152,724
    400 Hanover Compressor Co. (b)...............................         13,236
    830 Helmerich & Payne, Inc. .................................         25,581
  2,000 Kerr-McGee Corp. ........................................        132,540
  1,600 Lyondell Chemical Co. ...................................         24,608
    470 Marine Drilling Co., Inc. (b)............................          8,982
    500 Murphy Oil Corp. ........................................         36,800
    860 Nabors Industries, Inc. (b)..............................         31,992
  1,200 National-Oilwell, Inc. (b)...............................         32,160
    190 Newfield Exploration Co. (b).............................          6,091
  1,200 Noble Affiliates, Inc. ..................................         42,420
    890 Noble Drilling Corp. (b).................................         29,148
  7,650 Occidental Petroleum Corp. ..............................        203,414
  3,490 Ocean Energy, Inc. ......................................         60,901
  4,400 Phillips Petroleum Co. ..................................        250,800
  1,400 Pride International, Inc. (b)............................         26,600
    300 Smith International, Inc. (b)............................         17,970
  1,720 Sunoco, Inc. ............................................         63,004
 11,400 Texaco, Inc. ............................................        759,239
  3,230 Tosco Corp. .............................................        142,282
  1,500 Ultramar Diamond Shamrock Corp. .........................         70,875
  5,000 Unocal Corp. ............................................        170,750
  6,440 USX - Marathon Group.....................................        190,044
  1,100 Valero Energy Corp. .....................................         40,458
  1,300 Varco International, Inc. (b)............................         24,193
  1,810 Weatherford International, Inc. (b)......................         86,880
                                                                    ------------
                                                                      11,869,651
                                                                    ------------
        Paper Products -- 0.63%
  1,100 Boise Cascade Corp. .....................................         38,687
  1,000 Bowater, Inc. ...........................................         44,740
  4,700 Georgia-Pacific Group....................................        159,095
  1,000 Georgia-Pacific Corp. - Timber Group.....................         35,750
 10,000 International Paper Co. .................................        357,000
 11,000 Kimberly-Clark Corp. ....................................        614,900
  1,900 Mead Corp. ..............................................         51,566
  2,700 Smurfit-Stone Container Corp. (b)........................         43,740
    600 St. Joe Corp. ...........................................         16,134
  2,100 Westvaco Corp. ..........................................         51,009
  4,500 Weyerhaeuser Co. ........................................        247,365
  2,000 Willamette Industries, Inc. .............................         99,000
                                                                    ------------
                                                                       1,758,986
                                                                    ------------

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Pharmaceuticals -- 2.87%
 29,090 Abbott Laboratories......................................   $  1,396,611
  9,240 American Home Products Corp. ............................        539,986
 20,710 Bristol-Myers Squibb Co. ................................      1,083,133
  2,700 Cardinal Health, Inc. ...................................        186,299
    300 Cephalon, Inc. (b).......................................         21,150
  8,090 Healthsouth Corp. (b)....................................        129,197
  1,700 ICN Pharmaceuticals, Inc. ...............................         53,924
 55,100 Johnson & Johnson........................................      2,755,000
 23,830 Merck & Co., Inc. .......................................      1,522,975
  2,300 Mylan Laboratories, Inc. ................................         64,699
  5,690 Pharmacia Corp. .........................................        261,456
    900 Watson Pharmaceuticals, Inc. (b).........................         55,476
                                                                    ------------
                                                                       8,069,906
                                                                    ------------
        Photography -- 0.10%
  6,000 Eastman Kodak Co. .......................................        280,080
                                                                    ------------
        Publishing & Printing -- 0.47%
  1,900 Belo (A.H.) Corp. .......................................         35,796
  1,480 Deluxe Corp. ............................................         42,772
    600 Dow Jones & Company, Inc. ...............................         35,826
    570 E.W. Scripps, Class - A..................................         39,330
  5,500 Gannett Co., Inc. .......................................        362,450
    800 Harte-Hanks, Inc. .......................................         19,808
  1,460 Knight-Ridder, Inc. .....................................         86,578
  4,000 McGraw-Hill Companies, Inc. .............................        264,600
  3,250 New York Times Company, Class - A........................        136,500
  2,200 Primedia, Inc. (b).......................................         14,938
  1,800 R.R. Donnelley & Sons Co. ...............................         53,460
    200 Readers Digest Association, Inc. ........................          5,750
  4,000 Tribune Co. .............................................        160,040
    100 Washington Post Co. .....................................         57,400
                                                                    ------------
                                                                       1,315,248
                                                                    ------------
        Railroads -- 0.31%
  8,100 Burlington Northern Santa Fe Corp. ......................        244,377
  4,400 CSX Corp. ...............................................        159,456
    600 Florida East Coast Industries, Inc. .....................         21,240
    500 Kansas City Southern Industries,
         Inc. (b)................................................          7,900
  8,000 Norfolk Southern Corp. ..................................        165,600
  5,100 Union Pacific Corp. .....................................        280,041
                                                                    ------------
                                                                         878,614
                                                                    ------------
        Real Estate -- 0.04%
  1,500 AMB Property Corp. ......................................         38,640
    100 Homestore.com, Inc. (b)..................................          3,496
  1,000 Kimco Realty Corp. ......................................         47,350
  1,000 Plum Creek Timber Co., Inc. .............................         28,130
                                                                    ------------
                                                                         117,616
                                                                    ------------
        Real Estate Investment Trusts -- 0.47%
  1,500 Apartment Investment & Management Co. ...................         72,300
  1,500 Archstone Communities Trust..............................         38,670

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Real Estate Investment Trusts (continued)
  1,400 AvalonBay Communities, Inc. .............................   $     65,450
  1,500 Boston Properties, Inc. .................................         61,350
  1,300 CarrAmerica Realty Corp. ................................         39,650
  1,800 Crescent Real Estate Equities Co. .......................         44,226
  2,700 Duke Realty Corp. .......................................         67,095
  6,450 Equity Office Properties Trust...........................        204,014
  2,800 Equity Residential Properties Trust......................        158,340
  1,100 General Growth Properties, Inc. .........................         43,296
  4,200 Host Marriott Corp. .....................................         52,584
  1,820 iStar Financial, Inc. ...................................         51,324
  1,400 Liberty Property Trust...................................         41,440
    900 Mack-Cali Realty Corp. ..................................         25,632
    800 Post Properties, Inc. ...................................         30,280
  2,000 ProLogis Trust...........................................         45,440
  1,700 Public Storage, Inc. ....................................         50,405
  1,400 Rouse Co. ...............................................         40,110
  2,200 Simon Property Group, Inc. ..............................         65,934
  1,300 Spieker Properties, Inc. ................................         77,935
  1,300 Vornado Realty Trust.....................................         50,752
                                                                    ------------
                                                                       1,326,227
                                                                    ------------
        Recreation -- 0.11%
    500 Blockbuster, Inc. .......................................          9,125
  1,700 Brunswick Corp. .........................................         40,851
  3,600 Hasbro, Inc. ............................................         52,020
    430 International Speedway Corp. ............................         18,060
  8,950 Mattel, Inc. ............................................        169,334
  1,150 Six Flags, Inc. (b)......................................         24,196
                                                                    ------------
                                                                         313,586
                                                                    ------------
        Rental & Leasing -- 0.00%
    800 ANC Rental Corp. (b).....................................          2,400
  2,200 Comdisco, Inc. ..........................................          2,926
                                                                    ------------
                                                                           5,326
                                                                    ------------
        Restaurants -- 0.36%
  2,075 Brinker International, Inc. (b)..........................         53,639
  2,400 Darden Restaurants, Inc. ................................         66,960
 26,840 McDonald's Corp. ........................................        726,290
  1,160 Outback Steakhouse, Inc. (b).............................         33,408
  2,000 TRICON Global Restaurants, Inc. (b)......................         87,800
  1,900 Wendy's International, Inc. .............................         48,526
                                                                    ------------
                                                                       1,016,623
                                                                    ------------
        Retail -- 1.23%
  4,410 AutoNation, Inc. (b).....................................         51,156
  2,270 AutoZone, Inc. (b).......................................         85,125
  1,200 Big Lots, Inc. (b).......................................         16,416
  1,200 BJ's Wholesale Club, Inc. (b)............................         63,912
  1,500 Circuit City Stores, Inc. ...............................         27,000
  8,100 Costco Companies, Inc. (b)...............................        332,747

                                Security                              Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------

        Retail (continued)
  5,400 CVS Corp. ..............................................   $    208,440
    400 Dollar General Corp. ...................................          7,800
    800 Family Dollar Stores, Inc. .............................         20,504
  4,100 Federated Department Stores, Inc. (b)...................        174,250
  1,200 Harcourt General, Inc. .................................         69,828
  5,400 J.C. Penney Co. ........................................        142,344
 10,180 Kmart Corp. (b).........................................        116,765
  3,360 Lowe's Companies, Inc. .................................        243,768
  6,210 May Department Stores, Inc. ............................        212,755
  8,200 Rite Aid Corp. (b)......................................         73,800
  1,710 Ross Stores, Inc. ......................................         40,955
  2,900 Saks, Inc. (b)..........................................         27,840
  6,150 Sears, Roebuck & Co. ...................................        260,207
  3,200 Staples, Inc. (b).......................................         51,168
 15,500 Target Corp. ...........................................        536,299
  5,600 The Limited, Inc. ......................................         92,512
  1,100 Tiffany & Co. ..........................................         39,842
  2,920 TJX Companies, Inc. ....................................         93,060
  4,100 Toys "R" Us, Inc. (b)...................................        101,475
  5,360 Wal-Mart Stores, Inc. ..................................        261,568
  2,770 Walgreen Co. ...........................................         94,596
  2,500 Webvan Group, Inc. (b)..................................            200
    200 Williams-Sonoma, Inc. (b)...............................          7,764
                                                                   ------------
                                                                      3,454,096
                                                                   ------------
        Semiconductors -- 0.05%
  1,700 Adaptec, Inc. (b).......................................         16,898
  2,700 Advanced Micro Devices, Inc. (b)........................         77,976
    300 Conexant Systems, Inc. (b)..............................          2,685
    500 Cypress Semiconductor Corp. (b).........................         11,925
    240 KLA-Tencor Corp. (b)....................................         14,033
    800 LSI Logic Corp. (b).....................................         15,040
    100 ON Semiconductor Corp. (b)..............................            455
    100 Virata Corp. (b)........................................          1,185
                                                                   ------------
                                                                        140,197
                                                                   ------------
        Telecommunications -- 4.06%
    100 ADTRAN, Inc. (b)........................................          2,050
    200 Advanced Fibre Communications,
         Inc. (b)...............................................          4,200
  5,800 Alltel Corp. ...........................................        355,308
  1,500 American Tower Corp. (b)................................         31,005
    700 Andrew Corp. (b)........................................         12,915
    100 ANTEC Corp. (b).........................................          1,240
 71,200 AT&T Corp. .............................................      1,566,400
  8,600 AT&T Wireless Services, Inc. (b)........................        140,610
    900 Avaya, Inc. (b).........................................         12,330
 31,800 BellSouth Corp. ........................................      1,280,586
  4,500 Broadwing, Inc. (b).....................................        110,025
  2,900 CenturyTel, Inc. .......................................         87,870
  5,530 Citizens Communications Co. (b).........................         66,526
    200 Commscope, Inc. (b).....................................          4,700

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Telecommunications (continued)
  3,500 Covad Communications Group, Inc. (b).....................   $      3,535
  2,200 Crown Castle International Corp. (b).....................         36,080
    100 Ditech Communications Corp. (b)..........................            742
    300 Dobson Communications Corp. (b)..........................          5,115
  1,200 Harris Corp. ............................................         32,652
    200 Infonet Services Corp. (b)...............................          1,700
    500 L-3 Communications Holdings, Inc. (b)....................         38,150
  1,300 MCI Group................................................         20,930
    500 McLeodUSA, Inc. (b)......................................          2,295
  1,200 Metromedia Fiber Network, Inc. (b).......................          2,448
 25,690 Motorola, Inc. ..........................................        425,426
    800 Nextel Partners, Inc., Class - A (b).....................         12,416
    400 PanAmSat Corp. (b).......................................         15,552
    700 Pinnacle Holdings, Inc. (b)..............................          4,207
    230 Quanta Services, Inc. (b)................................          5,069
 11,500 Qwest Communications International, Inc..................        366,505
  1,000 RCN Corp. (b)............................................          5,490
 69,800 SBC Communications, Inc. ................................      2,796,188
    100 Sonus Networks, Inc. (b).................................          2,336
  1,300 SpectraSite Holdings, Inc. (b)...........................          9,412
 14,690 Sprint Corp. ............................................        313,778
    400 TeleCorp PCS, Inc. (b)...................................          7,748
  1,100 Telephone & Data Systems, Inc............................        119,625
    200 U.S. Cellular Corp. (b)..................................         11,530
    200 UTStarcom, Inc. (b)......................................          4,660
 56,017 Verizon Communications, Inc. ............................      2,996,909
  1,400 Williams Communications Group, Inc. (b)..................          4,130
 34,100 WorldCom, Inc. (b).......................................        484,220
  3,200 XO Communications, Inc. (b)..............................          6,144
                                                                    ------------
                                                                      11,410,757
                                                                    ------------
        Tobacco -- 0.89%
 45,575 Philip Morris Companies, Inc. ...........................      2,312,932
  2,100 R.J. Reynolds Tobacco Holdings, Inc. ....................        114,660
  2,190 UST, Inc. ...............................................         63,203
                                                                    ------------
                                                                       2,490,795
                                                                    ------------
        Transportation -- 0.16%
    400 C.H. Robinson Worldwide, Inc. ...........................         11,156
    100 Expeditors International of Washington, Inc. ............          6,000
  6,100 FedEx Corp. (b)..........................................        245,220
  1,000 GATX Corp. ..............................................         40,100
    400 Iron Mountain, Inc. (b)..................................         17,936
    700 Tidewater, Inc. .........................................         26,390
  2,000 United Parcel Service, Inc., Class - B...................        115,600
                                                                    ------------
                                                                         462,402
                                                                    ------------
        Utilities -- 2.71%
  1,200 AES Corp. (b)............................................         51,660
  2,560 Allegheny Energy, Inc. ..................................        123,520
  1,600 Alliant Energy Corp. ....................................         46,640

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------

        Utilities (continued)
  2,820 Ameren Corp. ............................................   $    120,414
  6,710 American Electric Power, Inc. ...........................        309,801
  2,080 American Water Works Co. ................................         68,578
    350 Calpine Corp. (b)........................................         13,230
  3,100 Cinergy Corp. ...........................................        108,345
  2,770 CMS Energy Corp. ........................................         77,145
  4,400 Consolidated Edison, Inc. ...............................        175,120
  3,400 Constellation Energy Group...............................        144,840
  3,600 Detroit Edison Co. ......................................        167,184
  5,175 Dominion Resources, Inc. ................................        311,173
  2,630 DPL, Inc. ...............................................         76,165
  1,200 DQE, Inc. ...............................................         27,000
 15,980 Duke Power Co., Inc. ....................................        623,379
  6,800 Edison International (b).................................         75,820
 10,240 El Paso Energy Corp. ....................................        538,009
  2,400 Energy East Corp. .......................................         50,184
  4,580 Entergy Corp. ...........................................        175,826
  6,678 Exelon Corp. ............................................        428,193
  4,650 FirstEnergy Corp. .......................................        149,544
  3,600 Florida Power & Light, Inc. .............................        216,756
  2,500 General Public Utilities Corp. ..........................         87,875
  2,890 KeySpan Corp. ...........................................        105,427
  2,400 Kinder Morgan, Inc. .....................................        120,600
  1,500 Massey Energy Co. .......................................         29,640
  7,000 Mirant Corp. (b).........................................        240,800
  2,200 Montana Power Co. (b)....................................         25,520
    800 National Fuel Gas Co. ...................................         41,592
  3,300 Niagara Mohawk Holdings, Inc. (b)........................         58,377
    910 NICOR, Inc. .............................................         35,472
  4,270 NiSource, Inc. ..........................................        116,699
  2,900 Northeast Utilities......................................         60,175
    500 NRG Energy, Inc. ........................................         11,040
  1,100 NSTAR....................................................         46,816
  8,000 PG&E Corp. ..............................................         89,600
  1,720 Pinnacle West Capital Corp. .............................         81,528
  2,300 Potomac Electric Power Co. ..............................         48,116
  3,000 PPL Corp. ...............................................        165,000
  4,243 Progress Energy, Inc. ...................................        190,596
  4,300 Public Service Enterprise Group, Inc. ...................        210,270
  1,800 Puget Energy, Inc. ......................................         47,160
  1,700 Questar Corp. ...........................................         42,092
  5,300 Reliant Energy, Inc. ....................................        170,713
  2,000 SCANA Corp. .............................................         56,800
  4,250 Sempra Energy............................................        116,195
 14,200 Southern Co. ............................................        330,150
  2,800 Teco Energy, Inc. .......................................         85,400
  5,280 TXU Corp. ...............................................        254,443
  2,360 Utilicorp United, Inc. ..................................         72,098
 10,070 Williams Companies, Inc. ................................        331,807
  2,420 Wisconsin Energy Corp. ..................................         57,523
  7,070 Xcel Energy, Inc. .......................................        201,142
                                                                    ------------
                                                                       7,609,192
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Value Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Shares or
 Principal                        Security                            Value
   Amount                        Description                         (Note 2)
 ---------                       -----------                         --------

            Common Stocks (continued)
            Separately Managed Portion (Note 8) (continued)
            Waste Disposal -- 0.19%
      4,040 Allied Waste Industries, Inc. (b)...................   $     75,467
      3,230 Republic Services, Inc. (b).........................         64,116
     12,960 Waste Management, Inc. .............................        399,427
                                                                   ------------
                                                                        539,010
                                                                   ------------
            Total -- Separately Managed Portion (Note 8)
             (cost $ 125,421,533)...............................    134,309,173
                                                                   ------------
            Total Common Stocks (cost $251,760,372).............    280,377,229
                                                                   ------------
            Short-Term Investments -- 1.39%
            Institutional Capital Corp. -- 1.32%
            Cash & Equivalents -- 0.54%
 $1,531,178 Deutsche Bank Cash Sweep............................      1,531,178
                                                                   ------------
            Commercial Paper -- 0.78%
  2,200,000 Dow Chemical, Zero Coupon, 7/2/01...................      2,199,746
                                                                   ------------
                                                                      3,730,924
                                                                   ------------
            Separately Managed Portion (Note 8) -- 0.07%
            Cash & Equivalents -- 0.07%
    183,975 Deutsche Bank Institutional Liquid Assets Fund......        183,975
                                                                   ------------
            Total Short-Term Investments
             (cost $3,914,899)..................................      3,914,899
                                                                   ------------
            Total Investments (cost $255,675,271) (a) --
             101.10%............................................    284,292,128
                                                                   ------------
            Liabilities in excess of other
             assets -- (1.10)%..................................     (3,099,884)
                                                                   ------------
            Total Net Assets -- 100.00%.........................   $281,192,244
                                                                   ============

--------
(a) Cost for federal income tax purposes is $258,364,126. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

   Unrealized appreciation........................................ $ 31,040,284
   Unrealized depreciation........................................   (5,112,282)
                                                                   ------------
   Net unrealized appreciation.................................... $ 25,928,002
                                                                   ============

(b)  Non-income producing securities.

ADR -- American Depository Receipt

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments -- June 30, 2001

                                 Security                              Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Common Stocks -- 97.82%
         Jennison Associates LLP -- 65.50%
         Advertising/Marketing -- 0.91%
  34,500 Omnicom Group, Inc. ....................................   $  2,967,000
                                                                    ------------
         Aerospace/Defense -- 0.43%
  17,500 Northrop Grumman Corp. .................................      1,401,750
                                                                    ------------
         Banking -- 0.76%
  69,100 Bank One Corp. .........................................      2,473,780
                                                                    ------------
         Beverages -- 1.56%
 115,200 PepsiCo, Inc. ..........................................      5,091,840
                                                                    ------------
         Biotechnology -- 2.83%
  94,900 Amgen, Inc. (b).........................................      5,758,532
  63,700 Genentech, Inc. (b).....................................      3,509,870
                                                                    ------------
                                                                       9,268,402
                                                                    ------------
         Broadcasting -- 3.76%
  86,950 AOL-Time Warner, Inc. (b)...............................      4,608,350
 273,900 AT&T-Liberty Media Group -
          Class A (b)............................................      4,790,511
  67,700 Univision Communications,
          Inc. - Class A (b).....................................      2,896,206
                                                                    ------------
                                                                      12,295,067
                                                                    ------------
         Cellular/Wireless Telecommunications -- 0.73%
 106,859 Vodafone Group PLC - ADR................................      2,388,299
                                                                    ------------
         Communications Equipment -- 1.59%
  87,000 JDS Uniphase Corp. (b)..................................      1,087,500
  45,200 Metromedia Fiber Network, Inc. (b)......................         92,208
 181,700 Nokia Corp. - ADR.......................................      4,004,668
                                                                    ------------
                                                                       5,184,376
                                                                    ------------
         Computer -- 1.09%
 195,700 Cisco Systems, Inc. (b).................................      3,561,740
                                                                    ------------
         Computer Hardware -- 3.20%
 142,400 Dell Computer Corp. (b).................................      3,723,760
  35,900 International Business Machines Corp. ..................      4,056,700
 170,300 Sun Microsystems, Inc. (b)..............................      2,677,116
                                                                    ------------
                                                                      10,457,576
                                                                    ------------
         Computer Services -- 0.41%
  19,400 eBay, Inc. (b)..........................................      1,328,706
                                                                    ------------
         Computer Software -- 4.09%
 133,600 Microsoft Corp. (b).....................................      9,752,800
 106,400 Oracle Corp. (b)........................................      2,021,600
  23,900 VERITAS Software Corp. (b)..............................      1,590,067
                                                                    ------------
                                                                      13,364,467
                                                                    ------------
         Computer Systems/Peripherals -- 0.75%
  84,000 EMC Corp. (b)...........................................      2,440,200
                                                                    ------------
         Electronic Equipment -- 2.83%
 170,100 General Electric Co. ...................................      8,292,375
  52,900 Solectron Corp. (b).....................................        968,070
                                                                    ------------
                                                                       9,260,445
                                                                    ------------

                                Security                             Value
 Shares                        Description                          (Note 2)
 ------                        -----------                          --------
         Entertainment -- 2.08%
 131,476 Viacom, Inc. - Class B (b)............................   $  6,803,883
                                                                  ------------
         Financial Services -- 0.85%
  41,600 Household International, Inc. ........................      2,774,720
                                                                  ------------
         Financial Services Diversified -- 4.61%
  90,500 American Express Co. .................................      3,511,400
 161,466 Citigroup, Inc. ......................................      8,531,863
  28,200 Concord EFS, Inc. (b).................................      1,466,682
  35,800 J.P. Morgan Chase & Co. ..............................      1,596,680
                                                                  ------------
                                                                    15,106,625
                                                                  ------------
         Health Care -- Drugs/Pharmaceuticals -- 4.92%
 112,500 American Home Products Corp. .........................      6,574,500
 114,850 Pfizer, Inc. .........................................      4,599,743
  74,076 Pharmacia Corp. ......................................      3,403,792
  38,600 Sepracor, Inc. (b)....................................      1,536,280
                                                                  ------------
                                                                    16,114,315
                                                                  ------------
         Health Care Diversified -- 1.96%
  79,500 Abbott Laboratories...................................      3,816,795
  52,000 Johnson & Johnson.....................................      2,600,000
                                                                  ------------
                                                                     6,416,795
                                                                  ------------
         Hotels/Motels -- 1.03%
  33,400 Marriott International, Inc. - Class A................      1,581,156
  48,100 Starwood Hotels & Resorts Worldwide, Inc..............      1,793,168
                                                                  ------------
                                                                     3,374,324
                                                                  ------------
         Insurance -- 2.54%
  68,562 American International Group, Inc. ...................      5,896,332
  35,100 Hartford Financial Services Group, Inc. ..............      2,400,840
                                                                  ------------
                                                                     8,297,172
                                                                  ------------
         Investment Banking -- 3.40%
  27,900 Goldman Sachs Group, Inc. ............................      2,393,820
  90,400 Instinet Group, Inc. (b)..............................      1,685,056
  71,600 Merrill Lynch & Co. ..................................      4,242,300
  43,600 Morgan Stanley Dean Witter & Co. .....................      2,800,428
                                                                  ------------
                                                                    11,121,604
                                                                  ------------
         Manufacturing -- Diversified -- 1.49%
  19,800 Minnesota Mining & Manufacturing Co. .................      2,259,180
  48,100 Tyco International Ltd. ..............................      2,621,450
                                                                  ------------
                                                                     4,880,630
                                                                  ------------
         Medical Products -- 0.52%
  34,800 Baxter International, Inc. ...........................      1,705,200
                                                                  ------------
         Motorcycles -- 0.70%
  48,900 Harley-Davidson, Inc. ................................      2,302,212
                                                                  ------------
         Oil & Gas -- 2.83%
 122,300 Halliburton Co. ......................................      4,353,880
  93,400 Schlumberger Ltd. ....................................      4,917,510
                                                                  ------------
                                                                     9,271,390
                                                                  ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                Security                             Value
 Shares                       Description                          (Note 2)
 ------                       -----------                          --------
         Common Stocks (continued)
         Jennison Associates LLP (continued)
         Publishing & Printing - 0.75%
  11,200 Knight Ridder, Inc. .................................   $     664,160
  24,700 New York Times Co. - Class A.........................       1,037,400
  39,200 Pearson PLC - ADR....................................         667,576
   2,300 Tribune Co. .........................................          92,023
                                                                 -------------
                                                                     2,461,159
                                                                 -------------
         Retail -- Building -- 2.42%
 170,050 Home Depot, Inc. ....................................       7,915,828
                                                                 -------------
         Retail -- Department Stores -- 2.40%
  79,900 Kohl's Corp. (b).....................................       5,012,127
  81,800 Target Corp. ........................................       2,830,280
                                                                 -------------
                                                                     7,842,407
                                                                 -------------
         Retail -- General Merchandise Chain -- 0.98%
   9,600 BJ's Wholesale Club, Inc. (b)........................         511,296
  55,400 Wal-Mart Stores, Inc. ...............................       2,703,520
                                                                 -------------
                                                                     3,214,816
                                                                 -------------
         Retail -- Specialty -- 0.95%
  85,800 Tiffany & Co. .......................................       3,107,676
                                                                 -------------
         Semiconductors -- 4.64%
  32,400 Applied Materials, Inc. (b)..........................       1,590,840
  76,700 ASM Lithography Holding N.V. (b).....................       1,706,575
 125,900 Intel Corp. .........................................       3,682,575
  20,600 KLA-Tencor Corp. (b).................................       1,204,482
  22,000 Novellus Systems, Inc. (b)...........................       1,249,380
  18,700 STMicroelectronics N.V., New York Shares.............         635,800
 163,600 Texas Instruments, Inc. .............................       5,153,400
                                                                 -------------
                                                                    15,223,052
                                                                 -------------
         Telephone Long Distance -- 1.49%
 193,800 Global Crossing Ltd. (b).............................       1,674,432
  28,400 NTL, Inc. (b)........................................         342,220
  89,300 Qwest Communications International...................       2,845,991
                                                                 -------------
                                                                     4,862,643
                                                                 -------------
         Total -- Jennison Associates LLP
          (cost $194,642,837).................................     214,280,099
                                                                 -------------
         Separately Managed Portion (Note 8) -- 32.32%
         Advertising -- 0.21%
   1,100 Catalina Marketing Corp. (b).........................          33,561
   2,600 DoubleClick, Inc. (b)................................          36,296
     800 Engage, Inc. (b).....................................             584
   4,200 Interpublic Group of Companies., Inc. ...............         123,270
     600 Lamar Advertising Co. (b)............................          26,400
   4,000 Omnicom Group, Inc. .................................         344,000
   1,600 TMP Worldwide, Inc. (b)..............................          96,000
   1,100 Valassis Communications, Inc. (b)....................          39,380
                                                                 -------------
                                                                       699,491
                                                                 -------------
         Aerospace/Defense -- 0.03%
   1,000 Boeing Co. ..........................................          55,600

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------
        Aerospace/Defense (continued)
  1,300 Titan Corp. (b)..........................................   $     29,770
                                                                    ------------
                                                                          85,370
                                                                    ------------
        Apparel -- 0.17%
 12,700 Gap, Inc. ...............................................        368,300
  1,900 Intimate Brands, Inc. ...................................         28,633
    600 Jones Apparel Group, Inc. (b)............................         25,920
  1,200 Limited, Inc. ...........................................         19,824
    100 Nike, Inc. - Class B.....................................          4,199
    100 Talbots, Inc. ...........................................          4,375
  3,100 TJX Companies, Inc. .....................................         98,797
                                                                    ------------
                                                                         550,048
                                                                    ------------
        Banking -- 0.35%
  4,200 Capital One Financial Corp. .............................        252,000
  1,200 Fifth Third Bancorp......................................         72,060
 11,500 MBNA Corp. ..............................................        378,925
  6,600 Providian Financial Corp. ...............................        390,720
    600 State Street Corp. ......................................         29,694
    800 Synovus Financial Corp. .................................         25,104
    300 Valley National Bancorp..................................          8,505
                                                                    ------------
                                                                       1,157,008
                                                                    ------------
        Biotechnology -- 0.86%
    900 Affymetrix, Inc. (b).....................................         19,845
  1,200 Alkermes, Inc. (b).......................................         42,120
 24,000 Amgen, Inc. (b)..........................................      1,456,320
  4,900 Applera Corp. - Applied Biosystems Group.................        131,075
  1,100 Celera Genomics Group (b)................................         43,626
  1,400 Celgene Corp. (b)........................................         40,390
    800 Cephalon, Inc. (b).......................................         56,400
  1,600 Chiron Corp. (b).........................................         81,600
  1,200 COR Therapeutics, Inc. (b)...............................         36,600
  2,000 Genzyme Corp. (b)........................................        122,000
    300 Gilead Sciences, Inc. (b)................................         17,457
  2,900 Human Genome Sciences, Inc. (b)..........................        174,725
  1,100 ICOS Corp. (b)...........................................         70,400
  2,500 IDEC Pharmaceuticals Corp. (b)...........................        169,225
  1,500 ImClone Systems, Inc. (b)................................         79,200
  5,600 Immunex Corp. (b)........................................         99,400
  1,300 Incyte Genomics, Inc. (b)................................         31,876
  1,700 Medarex, Inc. (b)........................................         39,950
    200 Tanox, Inc. (b)..........................................          6,310
  1,000 Techne Corp. (b).........................................         32,500
  1,400 Vertex Pharmaceuticals, Inc. (b).........................         69,300
                                                                    ------------
                                                                       2,820,319
                                                                    ------------
        Business Services -- 0.26%
  1,200 ChoicePoint, Inc. (b)....................................         50,460
  2,700 Cintas Corp. ............................................        124,875
  1,200 CSG Systems International, Inc. (b)......................         68,112
  1,000 Dun & Bradstreet Corp. (b)...............................         28,200
  3,300 Equifax, Inc. ...........................................        121,044

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------
        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Business Services (continued)
    400 Getty Images, Inc. (b)...................................   $    10,504
    100 Manpower, Inc. ..........................................         2,990
  7,600 Paychex, Inc. ...........................................       304,000
  4,000 Robert Half International, Inc. (b)......................        99,560
    200 Sabre Holdings Corp. (b).................................        10,000
    400 Viad Corp. ..............................................        10,560
    200 West Corp. (b)...........................................         4,402
                                                                    -----------
                                                                        834,707
                                                                    -----------
        Casinos/Gaming -- 0.03%
  1,600 International Game Technology, Inc. (b)..................       100,400
    200 MGM Mirage, Inc. (b).....................................         5,992
                                                                    -----------
                                                                        106,392
                                                                    -----------
        Chemicals -- 0.01%
    100 Cabot Corp. .............................................         3,602
    400 Ecolab, Inc. ............................................        16,388
                                                                    -----------
                                                                         19,990
                                                                    -----------
        Communications Equipment -- 0.56%
 18,000 ADC Telecommunications, Inc. (b).........................       118,800
    400 Adtran, Inc. (b).........................................         8,200
  1,600 Advanced Fibre Communications, Inc. (b)..................        33,600
  1,800 American Tower Corp. (b).................................        37,206
  1,100 Andrew Corp. (b).........................................        20,295
    400 ANTEC Corp. (b)..........................................         4,960
  5,500 Avaya, Inc. (b)..........................................        75,350
  7,500 CIENA Corp. (b)..........................................       285,000
    900 Commscope, Inc. (b)......................................        21,150
  3,900 Comverse Technology, Inc. (b)............................       222,690
  1,000 Copper Mountain Networks, Inc. (b).......................         4,100
 21,400 Corning, Inc. (b)........................................       357,594
    300 Digital Lightwave, Inc. (b)..............................        11,088
    500 Ditech Communications Corp. (b)..........................         3,710
  1,700 DMC Stratex Networks, Inc. (b)...........................        17,000
  2,300 Finisar Corp. (b)........................................        42,964
  1,500 Foundry Networks, Inc. (b)...............................        29,970
  1,200 Harmonic, Inc. (b).......................................        12,000
    200 Harris Corp..............................................         5,442
    200 Inet Technologies, Inc. (b)..............................         1,638
  1,000 Infonet Services Corp. (b)...............................         8,500
  4,800 Juniper Networks, Inc. (b)...............................       149,280
    200 L-3 Communications Holdings, Inc. (b)....................        15,260
    500 MasTec, Inc. (b).........................................         6,600
  1,100 McData Corp. - Class A (b)...............................        19,305
    400 Next Level Communications, Inc. (b)......................         2,700
    300 PanAmSat Corp. (b).......................................        11,664
  1,000 Powerwave Technologies, Inc. (b).........................        14,500
    300 Sonus Networks, Inc. (b).................................         7,008
  2,300 Sycamore Networks, Inc. (b)..............................        21,436
  1,100 TEKELEC (b)..............................................        29,810
  7,900 Tellabs, Inc. (b)........................................       153,102
    900 Terayon Communication Systems, Inc. (b)..................         5,508

                                 Security                              Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Communications Equipment (continued)
   1,400 Time Warner Telecom, Inc. (b)...........................   $     46,928
     100 Turnstone Systems, Inc. (b).............................            700
   8,600 Williams Communications Group,
          Inc. (b)...............................................         25,370
                                                                    ------------
                                                                       1,830,428
                                                                    ------------
         Computer Hardware -- 3.75%
   5,000 3Com Corp. (b)..........................................         23,750
   1,700 Apple Computer, Inc. (b)................................         39,525
   5,200 Brocade Communications Systems,
          Inc. (b)...............................................        228,748
   1,600 Cabletron Systems, Inc. (b).............................         36,560
     300 CacheFlow, Inc. (b).....................................          1,479
 167,700 Cisco Systems, Inc. (b).................................      3,052,140
   6,900 Compaq Computer Corp....................................        106,881
  50,600 Dell Computer Corp. (b).................................      1,323,190
  50,800 EMC Corp. (b)...........................................      1,475,740
   1,900 Emulex Corp. (b)........................................         76,760
   1,100 Extreme Networks, Inc. (b)..............................         32,450
   4,200 Gateway, Inc. (b).......................................         69,090
  14,400 Hewlett Packard Co......................................        411,840
     200 Ingram Micro, Inc. (b)..................................          2,898
  29,500 International Business Machines Corp. ..................      3,333,500
   1,500 Jack Henry & Associates, Inc. ..........................         46,500
   3,000 Lexmark International, Inc. (b).........................        201,750
     600 National Instruments Corp. (b)..........................         19,470
   7,500 Network Appliance, Inc. (b).............................        102,750
  13,105 Palm, Inc. (b)..........................................         79,547
   2,500 Redback Networks, Inc. (b)..............................         22,300
     200 Safeguard Scientifics, Inc. (b).........................          1,028
   1,100 SanDisk Corp. (b).......................................         30,679
  12,400 Solectron Corp. (b).....................................        226,920
  75,000 Sun Microsystems, Inc. (b)..............................      1,179,000
   5,200 Symbol Technologies, Inc. ..............................        115,440
     300 Tech Data Corp. (b).....................................         10,008
     200 VA Linux Systems, Inc. (b)..............................            700
                                                                    ------------
                                                                      12,250,643
                                                                    ------------
         Computer Services -- 2.14%
   1,500 Acxiom Corp. (b)........................................         19,635
     200 Affiliated Computer Services, Inc. -Class A (b).........         14,382
   1,000 Akamai Technologies, Inc. (b)...........................          9,175
   4,300 Amazon.Com, Inc. (b)....................................         60,845
     800 American Management Systems, Inc. (b)...................         18,880
  83,150 AOL-Time Warner, Inc. (b)...............................      4,406,950
     200 Arbitron, Inc. (b)......................................          4,820
   2,400 At Home Corp. (b).......................................          5,136
  10,300 Automatic Data Processing, Inc. ........................        511,910
   2,500 Ceridian Corp. (b)......................................         47,925
   5,100 CMGI, Inc. (b)..........................................         15,300
   1,100 CNET, Inc. (b)..........................................         14,300
   2,500 Computer Sciences Corp. (b).............................         86,500
     500 Critical Path, Inc. (b).................................            510
     500 Digex, Inc. (b).........................................          6,500

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------
        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Computer Services (continued)
    500 DST Systems, Inc. (b)....................................   $     26,350
    900 EarthLink Networks, Inc. (b).............................         12,690
  2,900 eBay, Inc. (b)...........................................        198,621
    700 eFunds Corp. (b).........................................         13,020
  5,100 Electronic Data Systems Corp. ...........................        318,750
 10,300 Exodus Communications, Inc. (b)..........................         21,218
  2,000 Fiserv, Inc. (b).........................................        127,960
  1,300 homestore.com, Inc. (b)..................................         45,448
  6,800 IMS Health, Inc. ........................................        193,800
  4,800 InfoSpace.Com, Inc. (b)..................................         18,432
  2,100 Inktomi Corp. (b)........................................         20,139
  1,800 InterNAP Network Services Corp. (b)......................          5,886
    200 NaviSite, Inc. (b).......................................            290
    300 NCR Corp. (b)............................................         14,100
  1,700 Priceline.Com, Inc. (b)..................................         15,385
  4,700 Rational Software Corp. (b)..............................        131,835
  1,600 RealNetworks, Inc. (b)...................................         18,800
  1,800 Sapient Corp. (b)........................................         17,550
    700 Scient Corp. (b).........................................            651
  1,800 SunGard Data Systems, Inc. (b)...........................         54,018
    700 TeleTech Holdings, Inc. (b)..............................          6,293
    200 Ticketmaster (b).........................................          2,960
    900 Total System Services, Inc...............................         25,560
  3,600 Unisys Corp. (b).........................................         52,956
    800 USinternetworking, Inc. (b)..............................            960
  4,645 Verisign, Inc. (b).......................................        278,746
  2,300 VerticalNet, Inc. (b)....................................          5,727
  3,300 WebMD Corp. (b)..........................................         23,100
  5,900 Yahoo!, Inc. (b).........................................        117,941
                                                                    ------------
                                                                       6,991,954
                                                                    ------------
        Computer Software -- 3.77%
  5,500 Adobe Systems, Inc. .....................................        258,500
    500 Aether Systems, Inc. (b).................................          4,425
    600 Agile Software Corp. (b).................................         10,200
  3,900 Ariba, Inc. (b)..........................................         21,450
  1,300 Art Technology Group, Inc. (b)...........................          7,540
    100 AsiaInfo Holdings, Inc. (b)..............................          1,975
  1,000 Aspect Communications Corp. (b)..........................          6,990
    300 Autodesk, Inc. ..........................................         11,190
  9,100 BEA Systems, Inc. (b)....................................        279,461
  5,600 BMC Software, Inc. (b)...................................        126,224
  4,500 BroadVision, Inc. (b)....................................         22,500
  1,500 Cadence Design Systems, Inc. (b).........................         27,945
  1,100 CDW Computer Centers, Inc. (b)...........................         43,681
  4,000 Citrix Systems, Inc. (b).................................        139,600
  4,500 Commerce One, Inc. (b)...................................         26,280
 10,300 Computer Associates International, Inc. .................        370,800
  4,400 Compuware Corp. (b)......................................         61,556
    300 Convergys Corp. (b)......................................          9,075

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------
        Computer Software (continued)
  1,650 E.piphany, Inc. (b)......................................   $     16,764
    500 Echelon Corp. (b)........................................         15,380
  2,700 Electronic Arts, Inc. (b)................................        156,330
    700 Electronics for Imaging, Inc. (b)........................         20,650
  1,000 Entrust Technologies, Inc. (b)...........................          7,090
  4,700 i2 Technologies, Inc. (b)................................         93,060
  2,800 Intuit, Inc. (b).........................................        111,972
    600 ISS Group, Inc. (b)......................................         29,136
  1,800 Kana Communications, Inc. (b)............................          3,672
    800 Keane, Inc. (b)..........................................         17,600
    900 Liberate Technologies (b)................................          9,855
  1,400 Macromedia, Inc. (b).....................................         25,200
  1,900 Mercury Interactive Corp. (b)............................        113,810
  1,700 Micromuse, Inc. (b)......................................         47,583
 92,100 Microsoft Corp. (b)......................................      6,723,300
  2,400 Network Associates, Inc. (b).............................         29,880
  2,000 Novell, Inc. (b).........................................         11,380
  1,610 Openwave Systems, Inc. (b)...............................         55,867
 98,300 Oracle Corp. (b).........................................      1,867,700
  4,200 Parametric Technology Corp. (b)..........................         58,758
  3,600 PeopleSoft, Inc. (b).....................................        177,228
  3,600 Peregrine Systems, Inc. (b)..............................        104,400
  2,200 Portal Software, Inc. (b)................................          9,086
    500 Quest Software, Inc. (b).................................         18,875
  1,700 Red Hat, Inc. (b)........................................          6,800
    300 Roxio, Inc. (b)..........................................          3,900
    800 RSA Security, Inc. (b)...................................         24,760
    600 S1 Corp. (b).............................................          8,400
  8,400 Siebel Systems, Inc. (b).................................        393,960
    200 Sybase, Inc. (b).........................................          3,290
  1,700 Symantec Corp. (b).......................................         74,273
    600 Synopsys, Inc. (b).......................................         29,034
  3,000 Tibco Software, Inc. (b).................................         38,310
  7,900 Veritas Software Corp. (b)...............................        525,587
  4,900 Vignette Corp. (b).......................................         43,463
  1,600 Vitria Technology, Inc. (b)..............................          5,504
    300 webMethods, Inc. (b).....................................          6,354
  1,500 Wind River Systems, Inc. (b).............................         26,190
                                                                    ------------
                                                                      12,343,793
                                                                    ------------
        Conglomerates -- 0.02%
  2,300 Honeywell International, Inc. ...........................         80,477
                                                                    ------------
        Construction Services -- 0.01%
    900 Dycom Industries, Inc. (b)...............................         20,637
    100 Fluor Corp. .............................................          4,515
    400 Quanta Services, Inc. (b)................................          8,816
                                                                    ------------
                                                                          33,968
                                                                    ------------
        Consumer Products -- 0.33%
  8,400 Colgate-Palmolive Co. ...................................        495,516
  2,000 The Estee Lauder Cos., Inc. - Class A....................         86,200
 17,300 The Gillette Co. ........................................        501,527
                                                                    ------------
                                                                       1,083,243
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Common Stocks (continued)
         Separately Managed Portion (Note 8) (continued)
         Department Stores -- 1.03%
   1,300 Big Lots, Inc. (b)......................................   $     17,784
   6,900 Kohl's Corp. (b)........................................        432,837
   3,500 Target Corp. ...........................................        121,100
  57,000 Wal-Mart Stores, Inc. ..................................      2,781,600
                                                                    ------------
                                                                       3,353,321
                                                                    ------------
         Drugs -- 4.90%
   3,400 Abbott Laboratories.....................................        163,234
   1,600 Abgenix, Inc. (b).......................................         72,000
  20,000 American Home Products Corp. ...........................      1,168,800
     900 Andrx Corp. (b).........................................         69,300
   3,400 Biogen, Inc. (b)........................................        184,824
  21,700 Bristol-Myers Squibb Co. ...............................      1,134,910
  21,700 Eli Lilly & Co. ........................................      1,605,800
   4,100 Forest Laboratories, Inc. - Class A (b).................        291,100
   4,200 Genentech, Inc. (b).....................................        231,420
   4,075 IVAX Corp. (b)..........................................        158,925
   7,700 Johnson & Johnson.......................................        385,000
   3,000 King Pharmaceuticals, Inc. (b)..........................        161,250
   4,900 MedImmune, Inc. (b).....................................        231,280
  26,400 Merck & Co., Inc. ......................................      1,687,224
   4,500 Millennium Pharmaceuticals, Inc. (b)....................        160,110
     300 Mylan Laboratories, Inc. ...............................          8,439
 145,500 Pfizer, Inc. ...........................................      5,827,275
  23,700 Pharmacia Corp. ........................................      1,089,015
   1,000 Protein Design Labs, Inc. (b)...........................         86,760
  33,700 Schering-Plough Corp. ..................................      1,221,288
   1,300 Sepracor, Inc. (b)......................................         51,740
   1,100 Watson Pharmaceuticals, Inc. (b)........................         67,804
                                                                    ------------
                                                                      16,057,498
                                                                    ------------
         Electric Utility -- 0.18%
   7,700 AES Corp. (b)...........................................        331,485
   6,500 Calpine Corp. (b).......................................        245,700
     200 NRG Energy, Inc. .......................................          4,416
                                                                    ------------
                                                                         581,601
                                                                    ------------
         Electronic Components & Instruments -- 0.07%
     100 Beckman Coulter, Inc. ..................................          4,080
     800 Cognex Corp. (b)........................................         27,080
     300 Danaher Corp. ..........................................         16,800
   1,500 Kopin Corp. (b).........................................         18,210
   1,100 Millipore Corp. ........................................         68,178
     200 PerkinElmer, Inc. ......................................          5,506
     200 Plug Power, Inc. (b)....................................          4,306
     600 Sawtek, Inc. (b)........................................         14,118
   3,000 Waters Corp. (b)........................................         82,830
                                                                    ------------
                                                                         241,108
                                                                    ------------
         Electronic Equipment -- 0.70%
  10,500 Agilent Technologies, Inc. (b)..........................        341,250
   3,500 American Power Conversion Corp. (b).....................         55,125
     900 Amphenol Corp. - Class A (b)............................         36,045
     400 Avnet, Inc. ............................................          8,968

                                 Security                              Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Electronic Equipment (continued)
     500 AVX Corp. ..............................................   $     10,500
  15,000 General Motors Corp. - Class H (b)......................        303,750
   2,500 Integrated Device Technology, Inc. (b)..................         79,225
   2,700 Jabil Circuit, Inc. (b).................................         83,322
  25,600 JDS Uniphase Corp. (b)..................................        320,000
   1,800 KEMET Corp. (b).........................................         35,658
  78,500 Lucent Technologies Corp. ..............................        486,700
   2,375 Molex, Inc. ............................................         86,759
     800 Newport Corp. ..........................................         21,200
   1,300 Polycom, Inc. (b).......................................         30,017
   1,200 Power-One, Inc. (b).....................................         19,968
   7,400 Sanmina Corp. (b).......................................        173,234
   2,700 SCI Systems, Inc. (b)...................................         68,850
   4,000 Teradyne, Inc. (b)......................................        132,400
     300 Vishay Intertechnology, Inc. (b)........................          6,900
                                                                    ------------
                                                                       2,299,871
                                                                    ------------
         Energy -- 0.12%
   7,900 Enron Corp. ............................................        387,100
                                                                    ------------
         Entertainment -- 0.01%
     200 Blockbuster, Inc. ......................................          3,650
     200 International Speedway Corp.,
           Class - A.............................................          8,400
     800 Six Flags, Inc. (b).....................................         16,832
                                                                    ------------
                                                                          28,882
                                                                    ------------
         Financial Services -- 3.51%
   3,100 American Express Co. ...................................        120,280
   1,800 Ameritrade Holding Corp. (b)............................         14,328
  24,800 Charles Schwab Corp. ...................................        379,440
   1,400 CheckFree Corp. (b).....................................         49,098
   5,600 Concord EFS, Inc. (b)...................................        291,256
   3,800 E*Trade Group, Inc. (b).................................         24,510
   1,900 Federated Investors, Inc. ..............................         61,180
 208,300 General Electric Co. ...................................     10,154,625
     100 H & R Block, Inc. ......................................          6,455
   1,900 Knight Trading Group, Inc. (b)..........................         20,311
     900 NOVA Corp. (b)..........................................         28,305
   1,800 SEI Investments Co. ....................................         85,320
   2,800 Stilwell Financial, Inc. ...............................         93,968
     900 T. Rowe Group, Inc. ....................................         33,651
     400 TD Waterhouse Group, Inc. (b)...........................          4,372
     800 USA Education, Inc. ....................................         58,400
   1,800 Waddell & Reed Financial, Inc. .........................         57,150
                                                                    ------------
                                                                      11,482,649
                                                                    ------------
         Food & Beverages -- 0.78%
   2,400 Anheuser-Busch Cos., Inc. ..............................         98,880
   3,000 Campbell Soup Co. ......................................         77,250
  28,300 Coca Cola Co. ..........................................      1,273,500
   2,200 Coca Cola Enterprises, Inc. ............................         35,970
     100 Flowers Foods, Inc. (b).................................          3,135
   3,000 General Mills, Inc. ....................................        131,340
   1,800 Kellogg Co. ............................................         52,200

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Common Stocks (continued)
            Separately Managed Portion (Note 8) (continued)
            Food & Beverages (continued)
        900 Pepsi Bottling Group, Inc. .........................   $     36,090
      3,500 PepsiCo, Inc. ......................................        154,700
      1,400 Quaker Oats Co. ....................................        127,750
      7,300 Sara Lee Corp. .....................................        138,262
      8,100 Starbucks Corp. (b).................................        186,300
      8,200 Sysco Corp. ........................................        222,630
                                                                   ------------
                                                                      2,538,007
                                                                   ------------
            Forest Products & Papers -- 0.01%
        100 Avery Dennison Corp. ...............................          5,105
        700 Georgia-Pacific Timber Co. .........................         25,025
        100 Willamette Industries, Inc. ........................          4,950
                                                                   ------------
                                                                         35,080
                                                                   ------------
            Grocery -- 0.14%
        200 7-Eleven, Inc. (b)..................................          2,250
      9,000 Kroger Co. (b)......................................        225,000
      4,800 Safeway, Inc. (b)...................................        230,400
                                                                   ------------
                                                                        457,650
                                                                   ------------
            Health Care -- 0.27%
      7,250 Cardinal Health, Inc. ..............................        500,250
      3,200 Express Scripts, Inc. (b)...........................        176,096
      4,400 Health Management Associates, Inc. (b)..............         92,576
        800 McKesson HBOC, Inc. ................................         29,696
        800 Quest Diagnostics, Inc. (b).........................         59,880
        500 Universal Health Services (b).......................         22,750
                                                                   ------------
                                                                        881,248
                                                                   ------------
            Hotels/Motels -- 0.03%
      4,700 Cendant Corp. (b)...................................         91,650
        200 Marriott International, Inc. -
             Class A............................................          9,468
                                                                   ------------
                                                                        101,118
                                                                   ------------
            Industrial Services -- 0.03%
        600 Fastenal Company....................................         37,188
      1,600 Gentex Corp. (b)....................................         44,592
        400 MSC Industrial Direct Co., Inc. (b).................          6,960
                                                                   ------------
                                                                         88,740
                                                                   ------------
            Insurance -- 0.07%
      1,400 Aetna, Inc. (b).....................................         36,218
        800 AFLAC, Inc..........................................         25,192
      2,200 First Health Group Corp. (b)........................         53,064
      2,300 Oxford Health Plans, Inc. (b).......................         65,780
        300 PacifiCare Health Systems, Inc. (b).................          4,890
        600 UnitedHealth Group, Inc. ...........................         37,050
                                                                   ------------
                                                                        222,194
                                                                   ------------
            Media -- 0.52%
        200 Cablevision Systems Corp. - Rainbow Media Group
             (b)................................................          5,160
      1,000 Cablevision Systems - New York Group -  Class A
             (b)................................................         58,500
      2,800 Clear Channel Communications, Inc. (b)..............        175,560

                                   Security                            Value
   Shares                        Description                          (Note 2)
   ------                        -----------                          --------

            Media (continued)
      1,400 Cox Communications, Inc. -
             Class A (b).........................................   $     62,020
        700 Cox Radio, Inc. (b)..................................         19,495
        300 Dow Jones & Co., Inc. ...............................         17,913
      2,300 EchoStar Communications Corp. (b)....................         74,566
        300 Emmis Communications Corp. -
             Class A (b).........................................          9,225
      1,100 Fox Entertainment Group, Inc. (b)....................         30,690
        100 Hearst-Argyle Television, Inc. (b)...................          2,000
      1,800 Hispanic Broadcasting Corp. -
             Class A (b).........................................         51,642
        300 Liberty Digital, Inc. (b)............................          1,827
        800 Macrovision Corp. (b)................................         54,800
        200 Pegasus Communications Corp. (b).....................          4,500
        300 Pixar Animation Studios, Inc. (b)....................         12,240
        300 UnitedGlobalCom, Inc. (b)............................          2,595
      3,800 Univision Communications, Inc. (b)...................        162,564
        300 USA Networks, Inc. (b)...............................          8,400
     18,109 Viacom, Inc. - Class B (b)...........................        937,141
                                                                    ------------
                                                                       1,690,838
                                                                    ------------
            Medical Products -- 0.71%
      3,000 Allergan, Inc. ......................................        256,500
      1,700 Apogent Technologies, Inc. (b).......................         41,820
        100 Bausch & Lomb, Inc. .................................          3,624
        500 Biomet, Inc. ........................................         24,030
      5,000 Boston Scientific Corp. (b)..........................         85,000
      2,600 CYTYC Corp. (b)......................................         59,930
      7,100 Guidant Corp. (b)....................................        255,600
     27,900 Medtronic, Inc. .....................................      1,283,679
      1,000 MiniMed, Inc. (b)....................................         48,000
        900 Patterson Dental Co. (b).............................         27,000
        900 Quintiles Transnational Corp. (b)....................         22,725
        200 St. Jude Medical, Inc. (b)...........................         12,000
      3,300 Stryker Corp. .......................................        181,005
        400 Sybron Dental Specialties, Inc. (b)..................          8,196
                                                                    ------------
                                                                       2,309,109
                                                                    ------------
            Mining -- 0.01%
        600 Homestake Mining Co. ................................          4,650
        900 Newmont Mining Corp. ................................         16,749
                                                                    ------------
                                                                          21,399
                                                                    ------------
            Motorcycles -- 0.10%
      7,000 Harley-Davidson, Inc. ...............................        329,560
                                                                    ------------
            Oil & Gas -- 0.37%
      1,400 Anadarko Petroleum Corp. ............................         75,642
      1,400 Apache Corp. ........................................         71,050
      2,400 Baker Hughes, Inc. ..................................         80,400
      3,100 BJ Services Co. (b)..................................         87,978
      1,000 Cooper Cameron Corp. (b).............................         55,800
        300 Devon Energy Corp. ..................................         15,750
        200 Diamond Offshore Drilling, Inc. .....................          6,610
      4,400 Dynegy, Inc. ........................................        204,600
        900 Ensco International, Inc. ...........................         21,060
      1,300 EOG Resources, Inc. .................................         46,215

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                               Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Oil & Gas (continued)
    100 Global Industries Ltd. (b)................................   $     1,247
  1,800 Global Marine, Inc. (b)...................................        33,534
    100 Grant Prideco, Inc. (b)...................................         1,749
  5,100 Halliburton Co. ..........................................       181,560
    300 Helmerich & Payne, Inc. ..................................         9,246
    800 Marine Drilling Co., Inc. (b).............................        15,288
    500 Murphy Oil Corp. .........................................        36,800
  2,300 Nabors Industries, Inc. (b)...............................        85,560
    700 Newfield Exploration Co. (b)..............................        22,442
  2,100 Noble Drilling Corp. (b)..................................        68,775
    200 Pride International, Inc. (b).............................         3,800
  1,100 Rowan Companies, Inc. (b).................................        24,310
    800 Smith International, Inc. (b).............................        47,920
    600 Weatherford International, Inc. (b).......................        28,800
                                                                     -----------
                                                                       1,226,136
                                                                     -----------
        Packaging/Containers -- 0.02%
  1,700 Sealed Air Corp. (b)......................................        63,325
                                                                     -----------
        Publishing & Printing -- 0.02%
    100 Harte-Hanks, Inc. ........................................         2,476
  2,600 Primedia, Inc. (b)........................................        17,654
  2,100 Readers Digest Association, Inc. - Class A................        60,375
                                                                     -----------
                                                                          80,505
                                                                     -----------
        Rental & Leasing -- 0.01%
    100 ANC Rental Corp. (b)......................................           300
    200 Comdisco, Inc. ...........................................           266
  1,200 Hanover Compressor Co. (b)................................        39,708
                                                                     -----------
                                                                          40,274
                                                                     -----------
        Restaurants -- 0.34%
 26,200 Krispy Kreme Doughnuts, Inc. (b)..........................     1,048,000
    300 Outback Steakhouse, Inc. (b)..............................         8,640
  1,100 TRICON Global Restaurants, Inc. (b).......................        48,290
                                                                     -----------
                                                                       1,104,930
                                                                     -----------
        Retail -- Specialty -- 1.34%
  2,300 AutoNation, Inc. (b)......................................        26,680
  5,500 Bed Bath & Beyond, Inc. (b)...............................       165,000
  3,900 Best Buy Co., Inc. (b)....................................       247,728
    200 BJ's Wholesale Club, Inc. (b).............................        10,652
  3,100 Circuit City Stores, Inc. ................................        55,800
  1,300 Costco Wholesale Corp. (b)................................        53,404
  3,100 CVS Corp. ................................................       119,660
  3,800 Dollar General Corp. .....................................        74,100
  2,600 Dollar Tree Stores, Inc. (b)..............................        72,384
  2,400 Family Dollar Stores, Inc. ...............................        61,512
  1,700 Herman Miller, Inc. ......................................        41,140
 45,100 Home Depot, Inc. .........................................     2,099,405
  4,300 Lowe's Cos., Inc. ........................................       311,965
    600 Office Depot, Inc. (b)....................................         6,228
  4,300 RadioShack Corp. .........................................       131,150
  7,000 Staples, Inc. (b).........................................       111,930

                                  Security                              Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Retail -- Specialty (continued)
   2,200 Tiffany & Co. ...........................................   $    79,684
  20,300 Walgreen Co. ............................................       693,245
   2,000 Webvan Group, Inc. (b)...................................           160
     800 Williams-Sonoma, Inc. (b)................................        31,056
                                                                     -----------
                                                                       4,392,883
                                                                     -----------
         Schools -- 0.05%
   2,700 Apollo Group, Inc. - Class A (b).........................       114,615
   1,400 DeVRY, Inc. (b)..........................................        50,568
                                                                     -----------
                                                                         165,183
                                                                     -----------
         Semiconductors -- 3.45%
     400 Adaptec, Inc. (b)........................................         3,976
   4,300 Advanced Micro Devices, Inc. (b).........................       124,184
     900 Alpha Industries, Inc. (b)...............................        26,595
   8,900 Altera Corp. (b).........................................       258,100
   2,600 Amkor Technology, Inc. (b)...............................        57,460
   8,300 Analog Devices, Inc. (b).................................       358,975
  18,700 Applied Materials, Inc. (b)..............................       918,170
   6,000 Applied Micro Circuits Corp. (b).........................       103,200
   9,300 Atmel Corp. (b)..........................................       125,457
     100 Avanex Corp. (b).........................................           970
   2,200 Axcelis Technologies, Inc. (b)...........................        32,560
   3,900 Broadcom Corp. - Class A (b).............................       166,764
   5,400 Conexant Systems, Inc. (b)...............................        48,330
   1,200 Credence Systems Corp. (b)...............................        29,088
   1,400 Cree, Inc. (b)...........................................        36,603
   2,400 Cypress Semiconductor Corp. (b)..........................        57,240
   1,300 Fairchild Semiconductor International, Inc. (b)..........        29,900
     800 GlobeSpan, Inc. (b)......................................        11,680
 155,000 Intel Corp. .............................................     4,533,750
   1,100 International Rectifier Corp. (b)........................        37,510
     500 Intersil Corp., Class - A (b)............................        18,200
   4,000 KLA-Tencor Corp. (b).....................................       233,880
   2,800 Lam Research Corp. (b)...................................        83,020
   1,900 Lattice Semiconductor Corp. (b)..........................        46,360
   7,300 Linear Technology Corp...................................       322,806
   7,500 LSI Logic Corp. (b)......................................       141,000
   7,600 Maxim Integrated Products, Inc. (b)......................       335,996
   1,400 Micrel, Inc. (b).........................................        46,200
   3,000 Microchip Technology, Inc. (b)...........................       100,290
  11,600 Micron Technology, Inc. (b)..............................       476,760
   4,000 National Semiconductor Corp. (b).........................       116,480
     100 New Focus, Inc. (b)......................................           825
   3,300 Novellus Systems, Inc. (b)...............................       187,407
   1,100 NVIDIA Corp. (b).........................................       102,025
     600 ON Semiconductor Corp. (b)...............................         2,730
   3,800 PMC-Sierra, Inc. (b).....................................       118,066
   2,100 QLogic Corp. (b).........................................       135,345
   1,900 Rambus, Inc. (b).........................................        23,389
   2,700 RF Micro Devices, Inc. (b)...............................        72,819
   1,600 Semtech Corp. (b)........................................        48,000
     100 Silicon Laboratories, Inc. (b)...........................         2,210

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Growth Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001


                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------
        Common Stocks (continued)
        Separately Managed Portion (Note 8) (continued)
        Semiconductors (continued)
  1,800 Silicon Storage Technology, Inc. (b).....................   $     18,234
    100 Siliconix, Inc. (b)......................................          3,164
 40,000 Texas Instruments, Inc. .................................      1,260,000
  2,000 TranSwitch Corp. (b).....................................         22,000
  1,500 TriQuint Semiconductor, Inc. (b).........................         33,750
    700 Virata Corp. (b).........................................          8,295
  4,200 Vitesse Semiconductor Corp. (b)..........................         88,368
  6,600 Xilinx, Inc. (b).........................................        272,184
                                                                    ------------
                                                                      11,280,315
                                                                    ------------
        Telecommunications -- 0.96%
  2,600 Allegiance Telecom, Inc. (b).............................         38,974
    800 Alltel Corp. ............................................         49,008
  8,800 AT&T Wireless Group (b)..................................        143,880
    300 Dobson Communications Corp. (b)..........................          5,115
    400 Focal Communications Corp. (b)...........................            944
  4,400 Level 3 Communications, Inc. (b).........................         24,156
  1,300 MCI Group................................................         20,930
  9,400 McLeodUSA, Inc. - Class A (b)............................         43,146
  7,600 Metromedia Fiber Network (b).............................         15,504
 22,100 Motorola, Inc. ..........................................        365,976
 11,300 Nextel Communications, Inc. -
         Class A (b).............................................        197,750
 15,600 QUALCOMM, Inc. (b).......................................        912,288
 10,600 Qwest Communications International, Inc. ................        337,822
  3,800 Scientific-Atlanta, Inc. ................................        154,280
 12,100 Sprint Corp. - PCS Group (b).............................        292,215
    400 TeleCorp PCS, Inc. (b)...................................          7,748
    900 Triton PCS Holdings, Inc. (b)............................         36,900
    100 United States Cellular Corp. (b).........................          5,765
  1,300 Western Wireless Corp. - Class A (b).....................         55,900
    300 Wireless Facilities, Inc. (b)............................          1,950
 28,600 WorldCom, Inc. (b).......................................        406,120
  5,000 XO Communications, Inc. (b)..............................          9,600
                                                                    ------------
                                                                       3,125,971
                                                                    ------------
        Tobacco -- 0.01%
  1,400 UST, Inc. ...............................................         40,404
                                                                    ------------
        Transportation & Shipping -- 0.06%
  1,500 C.H. Robinson Worldwide, Inc. ...........................         41,835
  1,000 Expeditors International of Washington, Inc. ............         59,999
    400 Iron Mountain, Inc. (b)..................................         17,936
    800 Kansas City Southern Industries, Inc. (b)................         12,640
    400 Northwest Airlines Corp. (b).............................         10,100
    500 Tidewater, Inc. .........................................         18,850
    200 United Parcel Service, Inc. - Class B....................         11,560
    500 US Airways Group, Inc. (b)...............................         12,150
                                                                    ------------
                                                                         185,070
                                                                    ------------

 Shares or
 Principal                        Security                           Value
   Amount                       Description                         (Note 2)
 ---------                      -----------                         --------
            Waste Disposal -- 0.00%
        300 Republic Services, Inc. -
             Class A (b).......................................   $      5,955
                                                                  ------------
            Total -- Separately Managed Portion (Note 8)
             (cost $108,944,013)...............................    105,705,755
                                                                  ------------
            Total Common Stocks (cost $303,586,850)............    319,985,854
                                                                  ------------
            Investment Companies  -- 0.95%
            Jennison Associates LLP -- 0.95%
     67,900 Nasdaq-100 Technology Index........................      3,103,030
                                                                  ------------
            Total Investment Companies
             (cost $2,879,296).................................      3,103,030
                                                                  ------------
            Short-Term Investments -- 1.53%
            Jennison Associates LLP -- 1.40%
            Cash & Equivalents -- 0.00%
 $      696 Deutsche Bank Cash Sweep...........................            696
                                                                  ------------
            Commercial Paper -- 1.40%
  4,579,001 American Express Co., 4.09%, 7/2/01................      4,579,001
                                                                  ------------
                                                                     4,579,697
                                                                  ------------
            Separately Managed Portion (Note 8) -- 0.13%
            Cash & Equivalents -- 0.13%
    432,073 Deutsche Bank Cash Sweep...........................        432,073
                                                                  ------------
                                                                       432,073
                                                                  ------------
            Total Short-Term Investments
             (cost $5,011,770).................................      5,011,770
                                                                  ------------
            Total Investments (cost $311,477,916) (a) --
              100.30%..........................................    328,100,654
            Liabilities in excess of other assets -- (0.30)%...     (1,003,353)
                                                                  ------------
            Total Net Assets -- 100.00%........................   $327,097,301
                                                                  ============
--------
ADR -- American Depository Receipt
PLC -- Public Liability Company

(a)  Cost for federal income tax purposes is $331,776,007. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:
   Unrealized appreciation......................................  $ 21,770,743
   Unrealized depreciation......................................   (25,446,096)
                                                                  ------------
   Net unrealized depreciation..................................  $ (3,675,353)
                                                                  ============

(b)  Non-income producing securities

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments -- June 30, 2001

                                   Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Common Stocks -- 96.60%
           Frontier Capital Management Co. -- 55.00%
           Aerospace -- 0.99%
    45,500 BE Aerospace, Inc. (b).................................   $   866,775
    52,000 BFGoodrich Co. ........................................     1,974,960
    62,300 Orbital Sciences Corp. (b).............................       241,724
                                                                     -----------
                                                                       3,083,459
                                                                     -----------
           Agriculture -- 0.37%
    58,300 Delta Pine & Land Co. .................................     1,145,595
                                                                     -----------
           Broadcasting & Television -- 0.83%
    47,100 Charter Communications, Inc. (b).......................     1,099,785
    13,200 PanAmSat Corp. (b).....................................       513,216
   111,600 UnitedGlobalCom, Inc. (b)..............................       965,340
                                                                     -----------
                                                                       2,578,341
                                                                     -----------
           Building Materials & Components -- 0.82%
   110,900 Hexcel Corp. (b).......................................     1,413,975
    44,700 Kaydon Corp. ..........................................     1,146,555
                                                                     -----------
                                                                       2,560,530
                                                                     -----------
           Business Equipment & Services -- 1.08%
    58,500 DiamondCluster International, Inc. (b).................       744,705
    71,200 Profit Recovery Group International, Inc. (b)..........       815,952
    65,700 Ritchie Bros. Auctioneers, Inc. (b)....................     1,806,750
                                                                     -----------
                                                                       3,367,407
                                                                     -----------
           Chemicals -- 0.42%
   127,600 IMC Global, Inc. ......................................     1,301,520
                                                                     -----------
           Commercial Services -- 1.02%
    85,100 Bright Horizons Family Solutions, Inc. (b).............     2,672,140
   310,200 SITEL Corp. (b)........................................       496,320
                                                                     -----------
                                                                       3,168,460
                                                                     -----------
           Computer Equipment -- 3.37%
    35,200 Analog Devices, Inc. (b)...............................     1,522,400
    69,200 Artesyn Technologies, Inc. (b).........................       892,680
    49,000 Electronics for Imaging, Inc. (b)......................     1,445,500
    66,200 Identix, Inc. (b)......................................       413,750
    30,900 InFocus Corp. (b)......................................       630,051
    71,900 Ingram Micro, Inc. (b).................................     1,041,831
    29,000 Mercury Computer Systems, Inc. (b).....................     1,278,900
   452,800 Read-Rite Corp. (b)....................................     2,377,200
    12,800 SanDisk Corp. (b)......................................       356,992
   145,100 Western Digital Corp. (b)..............................       580,400
                                                                     -----------
                                                                      10,539,704
                                                                     -----------
           Computer Services -- 1.27%
    51,200 Acxiom Corp. (b).......................................       670,208
   107,500 Entrust Technologies, Inc. (b).........................       762,175
    62,500 Inforte Corp. (b)......................................       764,375

                                   Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Computer Services (continued)
    46,700 InfoSpace, Inc. (b)....................................   $   179,328
   111,000 MarketWatch.com, Inc. (b)..............................       274,170
    72,700 Perot Systems Corp., Class - A (b).....................     1,315,870
                                                                     -----------
                                                                       3,966,126
                                                                     -----------
           Computer Software -- 5.08%
   186,900 3DO Co. (b)............................................     1,360,632
   126,700 Ansoft Corp. (b).......................................     2,153,900
    40,700 BMC Software, Inc. (b).................................       917,378
    37,500 Documentum, Inc. (b)...................................       484,500
    26,910 Hyperion Solutions Corp. (b)...........................       403,650
   177,400 Information Resources, Inc. (b)........................     1,834,316
   194,850 Informix Corp. (b).....................................     1,137,924
    60,900 Legato Systems, Inc. (b)...............................       971,355
    77,600 MRO Software, Inc. (b).................................     1,226,080
   171,400 Parametric Technology Corp. (b)........................     2,397,885
    44,600 Progress Software Corp. (b)............................       722,520
    21,900 Synopsys, Inc. (b).....................................     1,059,741
   166,100 Vitria Technology, Inc. (b)............................       571,384
    36,700 Wind River Systems, Inc. (b)...........................       640,782
                                                                     -----------
                                                                      15,882,047
                                                                     -----------
           Construction -- 2.63%
   102,200 Chicago Bridge & Iron Co. .............................     3,459,470
    47,600 Clayton Homes, Inc. ...................................       748,272
    52,300 Fluor Corp. ...........................................     2,361,345
    25,000 Jacobs Engineering Group, Inc. (b).....................     1,630,750
                                                                     -----------
                                                                       8,199,837
                                                                     -----------
           Drugs & Pharmaceuticals -- 0.65%
    59,600 Guilford Pharmaceuticals, Inc. (b).....................     2,026,400
                                                                     -----------
           Electrical & Electronics -- 3.74%
    58,600 Benchmark Electronics, Inc. (b)........................     1,427,496
    39,600 Harman International Industries, Inc. .................     1,508,364
   190,900 LoJack Corp. (b).......................................     1,091,948
    42,000 LSI Logic Corp. (b)....................................       789,600
    72,500 Sensormatic Electronics Corp. (b)......................     1,232,500
   131,800 Trimble Navigation Ltd. (b)............................     2,568,782
   211,100 UCAR International, Inc. (b)...........................     2,522,645
    15,600 York International Corp. ..............................       546,312
                                                                     -----------
                                                                      11,687,647
                                                                     -----------
           Electronic Components & Instruments -- 4.57%
    24,900 Applera Corp. .........................................       666,075
    29,600 Applied Micro Circuits Corp. (b).......................       509,120
   126,800 Atmel Corp. (b)........................................     1,710,532
    66,020 Cirrus Logic, Inc. (b).................................     1,520,441
    27,800 Exar Corp. (b).........................................       549,328
   131,900 Indigo N.V. (b)........................................       679,285
    64,100 Kopin Corp. (b)........................................       778,174
    23,800 Lam Research Corp. (b).................................       705,670
    69,400 Lattice Semiconductor Corp. (b)........................     1,693,360

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                              Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Common Stocks (continued)
         Frontier Capital Management Co. (continued)
         Electronic Components & Instruments (continued)
  34,300 Oak Technology, Inc. (b).................................   $   363,237
  67,200 Power Integrations, Inc. (b).............................     1,048,320
  57,300 SBS Technologies, Inc. (b)...............................     1,084,116
  29,900 Semtech Corp. (b)........................................       897,000
  65,590 SIPEX Corp. (b)..........................................       989,753
  36,300 Zoran Corp. (b)..........................................     1,078,836
                                                                     -----------
                                                                      14,273,247
                                                                     -----------
         Energy -- 0.85%
  24,200 American Superconductor Corp. (b)........................       624,360
  38,400 Arch Coal, Inc. .........................................       993,408
  52,900 Massey Energy Co. .......................................     1,045,304
                                                                     -----------
                                                                       2,663,072
                                                                     -----------
         Engineering & Construction -- 0.40%
  34,100 Insituform Technologies, Class - A (b)...................     1,244,650
                                                                     -----------
         Financial Services -- 1.74%
  60,000 Ameritrade Holding Corp., Class - A (b)..................       477,600
 213,300 E*Trade Group, Inc. (b)..................................     1,375,785
  47,300 Investment Technology Group, Inc. (b)....................     2,378,717
  35,600 Knight Trading Group, Inc. (b)...........................       380,564
  25,350 Waddell & Reed Financial, Inc. ..........................       804,863
                                                                     -----------
                                                                       5,417,529
                                                                     -----------
         Forest Products & Papers -- 1.22%
 115,998 Albany International Corp., Class - A (b)................     2,192,362
 100,000 Smurfit-Stone Container Corp. (b)........................     1,620,000
                                                                     -----------
                                                                       3,812,362
                                                                     -----------
         Health Care -- 1.07%
  35,600 Express Scripts, Inc., Class - A (b).....................     1,959,068
  29,900 Omnicare, Inc. ..........................................       603,980
  29,900 Sunrise Assisted Living, Inc. (b)........................       784,875
                                                                     -----------
                                                                       3,347,923
                                                                     -----------
         Hospital Management & Services -- 0.54%
  67,500 Visible Genetics, Inc. (b)...............................     1,677,375
                                                                     -----------
         Insurance -- 0.41%
  52,000 HCC Insurance Holdings, Inc. ............................     1,274,000
                                                                     -----------
         Manufacturing -- 0.38%
  38,700 Flowserve Corp. (b)......................................     1,190,025
                                                                     -----------
         Medical -- Biotechnology -- 1.35%
 107,700 Arena Pharmaceuticals, Inc. (b)..........................     3,283,773
  42,000 Gene Logic, Inc. (b).....................................       915,600
                                                                     -----------
                                                                       4,199,373
                                                                     -----------
         Medical Supplies -- 0.98%
 145,400 Endocardial Solutions, Inc. (b)..........................       836,050
  16,600 Haemonetics Corp. (b)....................................       506,300

                                  Security                              Value
 Shares                         Description                           (Note 2)
 ------                         -----------                           --------
         Medical Supplies (continued)
  85,000 STERIS Corp. (b).........................................   $ 1,704,250
                                                                     -----------
                                                                       3,046,600
                                                                     -----------
         Metals -- 0.42%
  82,800 Northwest Pipe Co. (b)...................................     1,316,520
                                                                     -----------
         Oil & Gas -- 4.37%
  44,700 Anadarko Petroleum Corp. ................................     2,415,141
  97,200 Chiles Offshore LLC (b)..................................     1,725,300
  32,700 National-Oilwell, Inc. (b)...............................       876,360
  29,300 Noble Drilling Corp. (b).................................       959,575
 136,100 Ocean Energy, Inc. ......................................     2,374,945
  33,400 Swift Energy Co. (b).....................................     1,006,342
  51,200 Talisman Energy, Inc. ...................................     1,950,208
  31,700 Transocean Sedco Forex, Inc. ............................     1,307,625
  55,600 Varco International, Inc. (b)............................     1,034,716
                                                                     -----------
                                                                      13,650,212
                                                                     -----------
         Packaging/Containers -- 1.68%
 534,400 Crown Cork & Seal Co., Inc. (b)..........................     2,004,000
 133,900 Packaging Corporation of America (b).....................     2,079,467
  85,960 Pactiv Corp. (b).........................................     1,151,864
                                                                     -----------
                                                                       5,235,331
                                                                     -----------
         Railroads -- 0.87%
 180,480 Wabtec Corp. ............................................     2,707,200
                                                                     -----------
         Real Estate -- 0.05%
  11,100 Jones Lang LaSalle, Inc. (b).............................       146,520
                                                                     -----------
         Recreation -- 1.12%
  79,800 Callaway Golf Co. .......................................     1,260,840
 106,500 Six Flags, Inc. (b)......................................     2,240,760
                                                                     -----------
                                                                       3,501,600
                                                                     -----------
         Restaurants -- 0.36%
 336,700 CKE Restaurants, Inc. (b)................................     1,111,110
                                                                     -----------
         Retail -- 1.42%
  53,700 99 Cents Only Stores (b).................................     1,608,315
  86,200 Claire's Stores, Inc. ...................................     1,668,832
  41,000 Dollar Tree Stores, Inc. (b).............................     1,141,440
                                                                     -----------
                                                                       4,418,587
                                                                     -----------
         Steel -- 1.86%
  88,873 AK Steel Holding Corp. ..................................     1,114,467
 122,250 Allegheny Technologies, Inc. ............................     2,211,503
  65,900 Precision Castparts Corp. ...............................     2,465,978
                                                                     -----------
                                                                       5,791,948
                                                                     -----------
         Telecommunications -- 1.83%
  44,518 Adelphia Communications Corp., Class - A (b).............     1,825,238
 170,100 Aspect Communications Corp. (b)..........................     1,188,999
 101,100 Citizens Communications Co. (b)..........................     1,216,233

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                Security                            Value
 Shares                       Description                          (Note 2)
 ------                       -----------                          --------
         Common Stocks (continued)
         Frontier Capital Management Co. (continued)
         Telecommunications (continued)
 133,000 InterVoice, Inc. (b).................................   $  1,463,000
  11,100 P-Com, Inc. (b)......................................          6,105
                                                                 ------------
                                                                    5,699,575
                                                                 ------------
         Telecommunications Equipment -- 1.67%
  54,600 ADC Telecommunications, Inc. (b).....................        360,360
  33,000 Andrew Corp. (b).....................................        608,850
  32,900 Antec Corp. (b)......................................        407,960
  26,200 Brooktrout, Inc. (b).................................        202,264
  19,200 Garmin Ltd. (b)......................................        438,720
  73,400 Glenayre Technologies, Inc. (b)......................         93,952
 108,900 Harmonic, Inc. (b)...................................      1,089,000
  39,400 Harris Corp. ........................................      1,072,074
  64,000 Powerwave Technologies, Inc. (b).....................        928,000
                                                                 ------------
                                                                    5,201,180
                                                                 ------------
         Textile Manufacturing -- 0.72%
 263,800 Unifi, Inc. (b)......................................      2,242,300
                                                                 ------------
         Toys -- 0.91%
 197,200 Hasbro, Inc. ........................................      2,849,540
                                                                 ------------
         Transportation -- 1.25%
  63,000 EGL, Inc. (b)........................................      1,099,980
  54,500 Kirby Corp. (b)......................................      1,343,425
  28,900 Swift Transportation Co., Inc. (b)...................        556,614
  22,200 Teekay Shipping Corp. ...............................        888,444
                                                                 ------------
                                                                    3,888,463
                                                                 ------------
         Waste Disposal -- 0.69%
 108,200 Republic Services, Inc. (b)..........................      2,147,770
                                                                 ------------
         Total -- Frontier Capital Management Co.
          (cost $145,793,835).................................    171,561,085
                                                                 ------------
         Geewax, Terker & Co. -- 20.03%
         Aerospace/Defense -- 0.09%
   5,800 HEICO Corp. .........................................        111,360
   3,500 Triumph Group, Inc. (b)..............................        171,500
                                                                 ------------
                                                                      282,860
                                                                 ------------
         Airlines -- 0.08%
   5,300 Continental Airlines, Inc., Class - B (b)............        261,025
                                                                 ------------
         Auto Parts -- 0.32%
   1,900 Discount Auto Parts, Inc. (b)........................         20,615
  18,000 Lear Corp. (b).......................................        628,200
   2,900 Lithia Motors, Inc. (b)..............................         48,720
   6,700 O'Reilly Automotive, Inc. (b)........................        192,290
   3,000 Sonic Automotive, Inc. (b)...........................         57,300
   5,000 TBC Corp. (b)........................................         47,900
                                                                 ------------
                                                                      995,025
                                                                 ------------

                                 Security                              Value
 Shares                        Description                           (Note 2)
 ------                        -----------                           --------
        Banking -- 3.10%
  3,215 1st Source Corp. ........................................  $      90,020
  2,200 Alabama National BanCorporation..........................         71,390
  1,200 Andover Bancorp, Inc. ...................................         60,300
 13,000 Astoria Financial Corp. .................................        714,999
  8,700 BancFirst Ohio Corp. ....................................        197,055
 10,700 Banner Corp. ............................................        235,400
  6,519 BOK Financial Corp. (b)..................................        175,361
  8,400 CFS Bancorp, Inc. .......................................        116,172
  2,400 Chemical Financial Corp. ................................         70,800
  2,000 CityBank.................................................         54,000
  2,600 CoBiz, Inc. .............................................         59,150
 22,500 Colonial Bancgroup, Inc. ................................        323,550
  4,350 Commerce Bancorp.........................................        304,935
  7,700 Community Banks, Inc. ...................................        219,450
 11,190 Community First Bankshares, Inc. ........................        257,370
 11,000 Community Trust Bancorp, Inc. ...........................        264,000
  5,300 Cullen/Frost Bankers, Inc. ..............................        179,405
  3,000 Dime Community Bancshares, Inc. .........................        101,760
  4,170 First Banks America, Inc. (b)............................         99,663
  4,000 First Federal Capital Corp. .............................         64,800
  3,600 First Financial Holdings, Inc. ..........................         82,800
  2,400 First Indiana Corp. .....................................         62,472
  6,200 First Midwest Bancorp, Inc. .............................        183,830
  6,800 First Republic Bank (b)..................................        166,600
  9,990 First Sentinel Bancorp, Inc. ............................        135,564
  7,300 Flagstar Bancorp, Inc. ..................................        152,570
  8,400 Flushing Financial Corp. ................................        200,844
  6,890 FNB Corp. ...............................................        203,255
  9,300 Glacier Bancorp, Inc. ...................................        176,700
  1,350 Great Southern Bancorp, Inc. ............................         35,465
    700 Hancock Holding Co. .....................................         30,065
  7,600 IBERIABANK Corp. ........................................        224,580
 15,050 Independence Community Bank Corp. .......................        297,087
 10,100 Main Street Banks, Inc. .................................        178,568
  8,050 Medford Bancorp, Inc. ...................................        164,623
  3,041 National Penn Bancshares, Inc. ..........................         61,550
  1,900 Net.B@nk, Inc. (b).......................................         21,470
  5,200 Oriental Financial Group, Inc. ..........................         98,800
    800 Pacific Capital Bancorp..................................         24,360
  1,400 People's Holding Co. ....................................         46,214
  7,335 Provident Bankshares Corp. ..............................        182,935
  2,600 Provident Financial Group, Inc. .........................         85,592
 14,268 Republic Bancorp, Inc. ..................................        198,325
 12,300 Roslyn Bancorp, Inc. ....................................        323,490
  6,900 S & T Bancorp, Inc. .....................................        186,300
  1,000 Sandy Spring Bancorp, Inc. ..............................         32,200
  5,500 Second Bancorp, Inc. ....................................        125,950
  4,800 SJNB Financial Corp. ....................................        207,552
  4,800 Sterling Bancshares, Inc. ...............................         92,064
 10,300 Susquehanna Bancshares, Inc. ............................        209,605
  4,000 Texas Regional Bancshares, Inc. .........................        161,160

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------
        Common Stocks (continued)
        Geewax, Terker & Co. (continued)
        Banking (continued)
 11,300 The South Financial Group, Inc. .........................   $    213,344
 11,120 Trustmark Corp. .........................................        225,958
  8,200 United Bancshares, Inc. .................................        219,760
  4,610 United Community Financial Corp. ........................         40,107
  2,400 United National Bancorp..................................         54,432
  8,200 Webster Financial Corp. .................................        268,796
  5,600 WesBanco, Inc. ..........................................        140,504
  5,000 Whitney Holding Corp. ...................................        234,500
 12,600 WSFS Financial Corp. ....................................        216,720
                                                                    ------------
                                                                       9,626,291
                                                                    ------------
        Beverages -- 0.21%
 16,220 Constellation Brands, Inc. (b)...........................        665,020
                                                                    ------------
        Broadcasting & Cable TV -- 0.09%
  4,400 Insight Communications Co., Inc. (b).....................        110,000
 20,100 UnitedGlobalCom, Inc. (b)................................        173,865
                                                                    ------------
                                                                         283,865
                                                                    ------------
        Building Materials & Components -- 0.24%
  5,000 Hexcel Corp. (b).........................................         63,750
  7,700 Lafarge Corp. ...........................................        258,027
  8,400 Mueller Industries, Inc. (b).............................        276,444
  2,400 Nortek, Inc. (b).........................................         74,928
  2,900 Universal Forest Products, Inc. .........................         65,250
                                                                    ------------
                                                                         738,399
                                                                    ------------
        Business Equipment & Services -- 0.30%
  4,780 Global Payments, Inc. ...................................        143,878
  6,000 National Data Corp. .....................................        194,400
  1,800 NCO Group, Inc. (b)......................................         55,674
  3,650 New Horizons Worldwide, Inc. (b).........................         54,531
  4,700 Steelcase, Inc., Class - A...............................         56,165
  3,900 UniFirst Corp. ..........................................         74,100
  3,100 United Stationers, Inc. (b)..............................         97,836
  8,300 Wackenhut Corrections Corp. (b)..........................        108,730
 10,000 Wallace Computer Services, Inc. .........................        165,400
                                                                    ------------
                                                                         950,714
                                                                    ------------
        Casinos & Gaming -- 0.03%
  3,100 Churchill Downs, Inc. ...................................         77,748
  1,200 Pinnacle Entertainment, Inc. (b).........................          8,820
                                                                    ------------
                                                                          86,568
                                                                    ------------
        Chemicals -- 0.32%
  1,600 Brady Corp. .............................................         57,808
  3,800 ChemFirst, Inc. .........................................         99,560
  4,000 Georgia Gulf Corp. ......................................         62,000
  3,700 International Speciality Products,
         Inc. (b)................................................         39,220
  6,100 Lubrizol Corp. ..........................................        189,405
  7,800 Schulman (A.), Inc. .....................................        105,300
  5,400 Scotts Co., Class - A (b)................................        223,830
    900 Spartech Corp. ..........................................         21,735
  1,500 Stepan Co. ..............................................         39,300
  9,500 Wellman, Inc. ...........................................        170,050
                                                                    ------------
                                                                       1,008,208
                                                                    ------------

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------
        Commercial Services -- 0.21%
  5,000 ABM Industries, Inc. ....................................   $    186,250
  6,200 Ambassadors International, Inc. (b)......................        153,140
 12,500 Daisytek International Corp. (b).........................        196,875
  5,600 Regis Corp. .............................................        117,544
                                                                    ------------
                                                                         653,809
                                                                    ------------
        Computer Equipment -- 0.11%
  4,300 MCSi, Inc. (b)...........................................         65,145
 20,000 Storage Technology Corp. (b).............................        275,200
                                                                    ------------
                                                                         340,345
                                                                    ------------
        Computer Services -- 0.20%
  2,100 CACI International, Inc., Class - A (b)..................         98,700
    150 Fair, Issac & Co., Inc. .................................          9,273
  3,500 Gtech Holdings Corp. (b).................................        124,285
  1,400 IDX Systems Corp. (b)....................................         16,814
  1,600 NetRatings, Inc. (b).....................................         23,040
 14,100 Perot Systems Corp., Class - A (b).......................        255,210
  5,500 Ticketmaster (b).........................................         81,400
                                                                    ------------
                                                                         608,722
                                                                    ------------
        Computer Software -- 0.17%
 11,300 Information Resources, Inc. (b)..........................        116,842
  3,700 J.D. Edwards & Co. (b)...................................         52,318
    800 SERENA Software, Inc. (b)................................         29,072
 10,000 Structural Dynamics Research Corp. (b)...................        245,000
  6,000 Transaction Systems Architects, Inc.,
         Class - A (b)...........................................         93,000
                                                                    ------------
                                                                         536,232
                                                                    ------------
        Conglomerates -- 0.15%
 16,700 ALLETE...................................................        375,750
  8,000 Gencorp, Inc. ...........................................        102,400
                                                                    ------------
                                                                         478,150
                                                                    ------------
        Construction -- 0.16%
  1,900 Crossmann Communities, Inc. .............................         75,411
  5,000 Jacobs Engineering Group, Inc. (b).......................        326,150
  3,500 URS Corp. (b)............................................         94,500
                                                                    ------------
                                                                         496,061
                                                                    ------------
        Consumer Products -- 0.18%
  6,200 Coach, Inc. (b)..........................................        235,910
  3,500 Movado Group, Inc. ......................................         70,700
 12,300 Nu Skin Enterprises, Inc., Class - A.....................        104,550
    900 Oakley, Inc. (b).........................................         16,650
  8,400 The Dial Corp. ..........................................        119,700
                                                                    ------------
                                                                         547,510
                                                                    ------------
        Electric Utility -- 1.52%
 12,500 Avista Corp. ............................................        249,750
  4,600 Black Hills Corp. .......................................        185,058

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------
        Common Stocks (continued)
        Geewax, Terker & Co. (continued)
        Electric Utility (continued)
  4,400 CH Energy Group, Inc. ...................................   $    193,380
  9,820 Cleco Corp. .............................................        223,405
  7,300 Hawaiian Electric Industries, Inc. ......................        278,860
  4,600 IDACORP, Inc. ...........................................        160,448
  4,800 Madison Gas & Electric Co. ..............................        133,440
 14,100 MDU Resources Group, Inc. ...............................        446,124
  6,700 NorthWestern Corp. ......................................        150,080
 13,600 OGE Energy Corp. ........................................        307,496
 12,400 Orion Power Holdings, Inc. (b)...........................        295,244
  5,700 Otter Tail Power Corp. ..................................        158,175
  9,100 Public Service Co. of New Mexico.........................        292,110
  7,700 RGS Energy Group, Inc. ..................................        288,750
  3,800 UIL Holdings Corp. ......................................        184,642
  9,200 UniSource Energy Corp. ..................................        211,324
 21,090 Vectren Corp. ...........................................        436,563
 15,120 Western Resources, Inc. .................................        325,080
  5,920 WPS Resources Corp. .....................................        208,680
                                                                    ------------
                                                                       4,728,609
                                                                    ------------
        Electrical & Electronics -- 0.24%
  6,020 Anixter International, Inc. (b)..........................        184,814
  7,600 Checkpoint Systems, Inc. (b).............................        135,280
  5,700 Coherent, Inc. (b).......................................        206,169
 18,100 Encore Wire Corp. (b)....................................        214,847
                                                                    ------------
                                                                         741,110
                                                                    ------------
        Electronic Components & Instruments -- 0.51%
  6,040 Belden, Inc. ............................................        161,570
 14,050 Bell Microproducts, Inc. (b).............................        168,038
    900 Benchmark Electronics, Inc. (b)..........................         21,924
  5,300 Credence Systems Corp. (b)...............................        128,472
  1,000 Electroglas, Inc. (b)....................................         17,700
  7,100 General Cable Corp. .....................................        131,705
    700 Genlyte Group, Inc. (b)..................................         21,637
  1,900 Moog, Inc. (b)...........................................         74,005
  7,300 MTS Systems Corp. .......................................        100,667
  5,000 Nu Horizons Electronics Corp. (b)........................         47,500
  9,600 Pioneer Standard Electronics, Inc. ......................        122,880
  1,300 Recoton Corp. (b)........................................         22,490
  4,070 Silicon Valley Group, Inc. (b)...........................         89,540
  1,209 Stratos Lightwave, Inc. (b)..............................         15,717
  9,400 Thomas & Betts Corp. ....................................        207,458
 13,500 Ucar International, Inc. (b).............................        161,325
  4,400 Watts Industries, Inc., Class - A........................         74,580
  2,300 Woodhead Industries, Inc. ...............................         39,100
                                                                    ------------
                                                                       1,606,308
                                                                    ------------
        Energy -- 0.10%
  4,600 Arch Coal, Inc. .........................................        119,002
 11,000 Covanta Energy Corp. (b).................................        203,060
                                                                    ------------
                                                                         322,062
                                                                    ------------

                                 Security                              Value
 Shares                        Description                            (Note 2)
 ------                        -----------                            --------
        Financial Services -- 0.43%
 17,660 Allied Capital Corp. ....................................   $    408,829
  2,600 DVI, Inc. (b)............................................         45,760
    200 eSpeed, Inc., Class - A (b)..............................          4,400
  2,000 Financial Federal Corp. (b)..............................         57,900
 10,500 First American Financial Corp. ..........................        198,870
  4,400 Raymond James Financial, Inc. ...........................        134,640
 18,200 Sky Financial Group, Inc. ...............................        344,526
  4,800 Southwest Securities Group, Inc. ........................         99,360
  1,355 WFS Financial, Inc. .....................................         41,666
                                                                    ------------
                                                                       1,335,951
                                                                    ------------
        Food Processing -- 0.40%
  5,100 International Multifoods Corp. ..........................        105,825
  4,100 J & J Snack Foods Corp. (b)..............................         90,815
  6,700 Lance, Inc. .............................................         90,450
  3,800 Nature's Sunshine Products, Inc. ........................         44,954
  3,300 Performance Food Group Co. (b)...........................         99,759
  4,300 Pilgrim's Pride Corp., Class - B.........................         53,965
  2,500 Sanderson Farms, Inc. ...................................         31,675
  8,400 Smithfield Foods, Inc. (b)...............................        338,520
  6,110 Suiza Foods Corp. (b)....................................        324,441
  3,000 United Natural Foods, Inc. (b)...........................         62,850
                                                                    ------------
                                                                       1,243,254
                                                                    ------------
        Footwear -- 0.29%
  5,600 Payless ShoeSource, Inc. (b).............................        362,320
  7,900 Reebok International Ltd. (b)............................        252,405
 10,500 Stride Rite Corp. .......................................         89,250
 11,200 Wolverine World Wide, Inc. ..............................        200,144
                                                                    ------------
                                                                         904,119
                                                                    ------------
        Grocery -- 0.06%
 11,400 Casey's General Stores, Inc. ............................        148,200
  3,200 Smart & Final, Inc. (b)..................................         35,200
                                                                    ------------
                                                                         183,400
                                                                    ------------
        Health Care -- 0.91%
 11,100 Beverly Enterprises, Inc. (b)............................        118,770
 15,900 Coventry Health Care, Inc. (b)...........................        321,180
 15,400 DaVita, Inc. (b).........................................        313,082
 29,900 Health Net, Inc. (b).....................................        520,260
  6,000 Henry Schein, Inc. (b)...................................        240,360
 41,900 Humana, Inc. (b).........................................        412,715
 17,060 Manor Care, Inc. (b).....................................        541,655
  4,500 Sunrise Assisted Living, Inc. (b)........................        118,125
  4,127 Triad Hospitals, Inc. (b)................................        121,623
 14,900 U.S. Oncology, Inc. (b)..................................        132,461
                                                                    ------------
                                                                       2,840,231
                                                                    ------------
        Homebuilders -- 0.59%
 14,900 Centex Corp. ............................................        607,175
 12,570 D. R. Horton, Inc. ......................................        285,339
  7,200 KB Home..................................................        217,224
  9,210 Lennar Corp. ............................................        384,057

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Homebuilders (continued)
     5,750 Pulte Corp. ..........................................   $    245,123
     8,600 Walter Industries, Inc. ..............................        102,340
                                                                    ------------
                                                                       1,841,258
                                                                    ------------
           Hotel & Motel -- 0.08%
    15,810 Extended Stay America, Inc. (b).......................        237,150
                                                                    ------------
           Insurance -- 1.10%
    10,000 Alfa Corp. ...........................................        247,000
     3,200 American National Insurance Co. ......................        239,200
     7,000 Commerce Group, Inc. .................................        257,530
     4,400 Delphi Financial Group, Inc., Class - A...............        169,400
     9,190 Fidelity National Financial, Inc. ....................        225,798
     9,300 HCC Insurance Holdings, Inc. .........................        227,850
     1,000 HealthExtras, Inc. (b)................................          9,480
     2,900 LandAmerica Financial Group, Inc. ....................         92,365
     1,200 Markel Corp. (b)......................................        235,800
     9,040 NYMAGIC, Inc. ........................................        178,992
     1,600 Philadelphia Consolidated Holding Corp. (b)...........         55,648
     4,400 PMA Capital Corp., Class - A..........................         79,420
     5,300 Presidential Life Corp. ..............................        118,720
     2,400 RLI Corp. ............................................        107,808
     6,500 Selective Insurance Group, Inc. ......................        173,420
     8,600 Sierra Health Services, Inc. (b)......................         60,286
     8,160 StanCorp Financial Group, Inc. .......................        386,703
     2,500 Transatlantic Holdings, Inc. .........................        306,275
     3,100 Triad Guaranty, Inc. (b)..............................        124,000
    10,100 UICI (b)..............................................        128,775
                                                                    ------------
                                                                       3,424,470
                                                                    ------------
           Machinery & Engineering -- 0.20%
     4,700 Albany International Corp., Class - A (b).............         88,830
     9,500 Flowserve Corp. (b)...................................        292,125
     6,840 Kennametal, Inc. .....................................        252,396
                                                                    ------------
                                                                         633,351
                                                                    ------------
           Manufacturing -- 0.78%
     2,700 American Woodmark Corp. ..............................        103,734
     5,500 Bandag, Inc. .........................................        150,150
     4,400 Barnes Group, Inc. ...................................        108,680
     8,800 Bassett Furniture Industries, Inc. ...................        110,704
     6,800 Blyth Industries, Inc. ...............................        174,828
     6,130 Donaldson Co., Inc. ..................................        190,950
     5,700 Ethan Allen Interiors, Inc. ..........................        185,250
     8,960 Harsco Corp. .........................................        243,085
     6,900 Interface, Inc. ......................................         51,750
     1,600 Kimball International, Inc., Class - A................         28,960
     9,200 Lincoln Electric Holding, Inc. .......................        234,600

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Manufacturing (continued)
     3,400 SPS Technologies, Inc. (b)............................   $    161,160
     7,600 Teleflex, Inc. .......................................        334,400
     4,500 Watsco, Inc. .........................................         63,450
     8,410 York International Corp. .............................        294,518
                                                                    ------------
                                                                       2,436,219
                                                                    ------------
           Medical -- Biotechnology -- 0.23%
     5,900 ArQule, Inc. (b)......................................        127,794
     5,700 Cell Genesys, Inc. (b)................................        116,850
     6,450 Invitrogen Corp. (b)..................................        463,110
       900 Sequenom, Inc. (b)....................................         12,600
                                                                    ------------
                                                                         720,354
                                                                    ------------
           Medical Supplies -- 0.35%
     3,000 Arrow International, Inc. ............................        115,200
     1,290 Bacou USA, Inc. (b)...................................         36,352
       900 Datascope Corp. ......................................         41,481
     7,800 Invacare Corp. .......................................        301,314
     2,600 Ocular Sciences, Inc. (b).............................         66,040
    15,400 Sola International, Inc. (b)..........................        217,294
    14,970 Steris Corp. (b)......................................        300,149
                                                                    ------------
                                                                       1,077,830
                                                                    ------------
           Mining -- 0.03%
     5,000 Brush Engineered Materials, Inc. .....................         80,000
                                                                    ------------
           Natural Gas Utilities -- 0.43%
     8,100 Atmos Energy Corp. ...................................        198,126
     2,900 Cascade Natural Gas Corp. ............................         61,770
     5,700 Laclede Gas Co........................................        144,780
     4,700 New Jersey Resources Corp. ...........................        212,440
     6,400 Northwest Natural Gas Co. ............................        159,360
    10,000 Oneok, Inc. ..........................................        197,000
     3,000 South Jersey Industries, Inc. ........................         93,450
     6,000 Southwestern Energy Co. (b)...........................         73,500
     7,090 UGI Corp. ............................................        191,430
                                                                    ------------
                                                                       1,331,856
                                                                    ------------
           Oil & Gas -- 0.34%
       400 Berry Petroleum Co., Class - A........................          5,800
     1,900 Forest Oil Corp. (b)..................................         53,200
     1,000 Newpark Resources, Inc. (b)...........................         11,100
    24,170 Pioneer Natural Resources Co. (b).....................        412,099
    10,300 Range Resources Corp. (b).............................         61,800
     9,180 Tesoro Petroleum Corp. ...............................        115,668
     6,500 Tom Brown, Inc. (b)...................................        156,000
     7,440 Vintage Petroleum, Inc. ..............................        139,128
     8,400 XTO Energy, Inc. .....................................        120,540
                                                                    ------------
                                                                       1,075,335
                                                                    ------------
           Packaging/Containers -- 0.15%
     5,300 Ball Corp. ...........................................        252,068
     1,700 Ivex Packaging Corp. (b)..............................         32,300
     4,400 Myers Industries, Inc. ...............................         66,440
     7,500 Paxar Corp. (b).......................................        108,000
                                                                    ------------
                                                                         458,808
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Paper Products -- 0.16%
     6,940 Glatfelter (P.H.) Co. ................................   $     98,964
     3,300 Rayonier, Inc. .......................................        153,285
     3,800 Schweitzer-Mauduit International, Inc. ...............         89,680
    11,200 Wausau-Mosinee Paper Corp. ...........................        144,368
                                                                    ------------
                                                                         486,297
                                                                    ------------
           Pharmaceuticals -- 0.40%
    29,770 Bergen Brunswig Corp. ................................        572,179
    14,950 Omnicare, Inc. .......................................        301,990
     5,900 PAREXEL International Corp. (b).......................        115,050
    16,400 Perrigo Co. (b).......................................        273,716
                                                                    ------------
                                                                       1,262,935
                                                                    ------------
           Publishing & Printing -- 0.28%
     6,600 Banta Corp. ..........................................        193,380
     3,390 Houghton Mifflin Co. .................................        203,163
     3,900 Media General, Inc., Class - A........................        179,400
     5,600 Playboy Enterprises, Inc., Class - B (b)..............         87,640
       880 Scholastic Corp. (b)..................................         39,600
     4,400 The McClatchy Co. ....................................        172,040
                                                                    ------------
                                                                         875,223
                                                                    ------------
           Real Estate -- 1.89%
     1,500 Alexandria Real Estate Equities, Inc. ................         59,700
     4,600 Bedford Property Investors, Inc. .....................         96,370
     7,600 BRE Properties, Inc. .................................        230,280
     6,800 Cabot Industrial Trust................................        142,800
     9,240 Camden Property Trust.................................        339,108
    10,000 Catellus Development Corp. (b)........................        174,500
     4,390 CenterPoint Properties Trust..........................        220,378
     3,200 Chelsea Property Group, Inc. .........................        150,080
    14,660 Developers Diversified Realty Corp. ..................        269,451
     4,010 Essex Property Trust, Inc. ...........................        198,696
     7,600 FelCor Lodging Trust, Inc. ...........................        177,840
    13,080 First Industrial Realty Trust, Inc. ..................        420,390
     1,870 Forest City Enterprises, Inc., Class - A..............        102,850
     7,400 Glenborough Realty Trust, Inc. .......................        142,820
     9,760 Health Care Property Investors, Inc. .................        335,744
     4,620 Healthcare Realty Trust, Inc. ........................        121,506
     9,700 Highwoods Properties, Inc. ...........................        258,505
     3,500 Home Properties of New York, Inc. ....................        105,350
    10,000 Innkeepers USA Trust..................................        119,800
     8,400 IRT Property Co. .....................................         91,476
     8,500 Jones Lang LaSalle, Inc. (b)..........................        112,200
     8,380 Macerich Co. .........................................        207,824
     9,500 MeriStar Hospitality Corp. ...........................        225,625
     7,000 Nationwide Health Properties, Inc. ...................        141,400

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Real Estate (continued)
     2,600 Parkway Properties, Inc. .............................   $     91,650
    12,020 Reckson Associates Realty Corp. ......................        276,460
    15,640 Regency Centers Corp. ................................        397,256
     5,100 RFS Hotel Investors, Inc. ............................         80,529
     5,740 SL Green Realty Corp. ................................        173,979
     6,700 Summit Properties, Inc. ..............................        179,761
    16,700 United Dominion Realty Trust, Inc. ...................        239,645
                                                                    ------------
                                                                       5,883,973
                                                                    ------------
           Recreation -- 0.14%
     2,500 Anchor Gaming (b).....................................        161,550
     3,700 Callaway Golf Co. ....................................         58,460
     6,700 Handleman Co. (b).....................................        112,225
     3,400 K2, Inc. (b)..........................................         38,862
     5,200 Sturm, Ruger & Co., Inc. .............................         50,960
                                                                    ------------
                                                                         422,057
                                                                    ------------
           Rental & Leasing -- 0.13%
     4,580 Aaron Rents, Inc. ....................................         77,860
     5,100 Central Parking Corp. ................................         95,370
     1,300 Interpool, Inc. ......................................         20,410
     1,100 Rent-A-Center, Inc. (b)...............................         57,860
     3,400 XTRA Corp. (b)........................................        168,640
                                                                    ------------
                                                                         420,140
                                                                    ------------
           Restaurants -- 0.28%
     1,950 Applebee's International, Inc. .......................         39,020
     9,300 Bob Evans Farms, Inc. ................................        167,400
    10,500 CBRL Group, Inc. .....................................        177,975
     6,137 IHOP Corp. (b)........................................        164,778
     5,100 Landry's Restaurants, Inc. ...........................         86,700
     6,600 Lone Star Steakhouse & Saloon, Inc. ..................         85,734
     1,700 NPC International, Inc. (b)...........................         18,360
     2,100 O'Charley's, Inc. (b).................................         40,698
     8,320 Ryan's Family Steak Houses, Inc. (b)..................        101,920
                                                                    ------------
                                                                         882,585
                                                                    ------------
           Retail -- 1.02%
     2,470 Ann Taylor Stores Corp. (b)...........................         88,426
     9,000 Barnesandnoble.com, Inc. (b)..........................        354,150
       400 BEBE Stores, Inc. (b).................................         11,664
    15,000 Big Lots, Inc. (b)....................................        205,200
    18,600 Borders Group, Inc. (b)...............................        416,640
     2,100 Buckle, Inc. (b)......................................         39,690
     4,700 Burlington Coat Factory Warehouse Corp. ..............         94,000
     3,300 Claire's Stores, Inc. ................................         63,888
    11,700 Cole National Corp., Class - A (b)....................        172,575
     4,800 Gymboree Corp. (b)....................................         40,800
     6,600 Kellwood Co. .........................................        152,460
     7,600 Men's Wearhouse, Inc. (b).............................        209,760
     1,500 Michaels Stores, Inc. (b).............................         61,500
     5,600 Phillips-Van Heusen Corp. ............................         80,640
    10,070 Pier 1 Imports, Inc. .................................        115,805
    11,080 Polo Ralph Lauren Corp. (b)...........................        285,864

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                 Security                            Value
  Shares                        Description                         (Note 2)
  ------                        -----------                         --------

           Common Stocks (continued)
           Geewax, Terker & Co. (continued)
           Retail (continued)
     3,300 Quiksilver, Inc. (b)................................   $     82,500
     7,900 Ruddick Corp. ......................................        133,905
     5,700 Stein Mart, Inc. (b)................................         58,938
     6,800 Trans World Entertainment Corp. (b).................         64,668
     2,500 Tropical Sportswear International Corp. (b).........         52,025
     7,700 Urban Outfitters, Inc. (b)..........................         82,698
       700 ValueVision International, Inc., Class - A (b)......         15,225
     4,900 Wet Seal, Inc. (b)..................................        169,589
     3,800 Zale Corp. (b)......................................        128,060
                                                                  ------------
                                                                     3,180,670
                                                                  ------------
           Rubber & Plastics -- 0.04%
     7,300 Tredegar Corp. .....................................        139,795
                                                                  ------------
           Steel -- 0.34%
     4,700 A.M. Castle & Co. ..................................         63,356
     4,900 Carpenter Technology Corp. .........................        143,521
    17,130 Precision Castparts Corp. ..........................        641,004
     4,950 Reliance Steel & Aluminum Co. ......................        124,988
     8,000 Steel Dynamics, Inc. (b)............................        100,000
                                                                  ------------
                                                                     1,072,869
                                                                  ------------
           Telecommunications -- 0.06%
     5,900 Leap Wireless International, Inc. (b)...............        178,770
                                                                  ------------
           Telecommunications Equipment -- 0.01%
       300 Illuminet Holdings, Inc. (b)........................          9,435
       900 Symmetricom, Inc. (b)...............................         13,176
                                                                  ------------
                                                                        22,611
                                                                  ------------
           Tobacco -- 0.11%
     8,700 Universal Corp. ....................................        345,042
                                                                  ------------
           Transportation -- 0.45%
     7,200 AirTran Holdings, Inc. (b)..........................         75,600
     2,200 Cheap Tickets, Inc. (b).............................         33,220
     5,930 CNF, Inc. ..........................................        167,523
     1,200 Covenant Transport, Inc., Class - A (b).............         14,940
     4,000 EGL, Inc. (b).......................................         69,840
     4,600 Kirby Corp. (b).....................................        113,390
       450 Knight Transportation, Inc. (b).....................          9,248
     2,200 MS Carriers, Inc. (b)...............................         67,562
    11,100 Pittston BAX Group..................................        247,418
    14,900 RailAmerica, Inc. (b)...............................        170,158
     8,300 Swift Transportation Co., Inc. (b)..................        159,858
     5,500 Wabtec Corp. .......................................         82,500
     8,440 Werner Enterprises, Inc. ...........................        204,670
                                                                  ------------
                                                                     1,415,927
                                                                  ------------

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Waste Disposal -- 0.00%
       300 Stericycle, Inc. (b)..................................   $     14,085
                                                                    ------------
           Water Utility -- 0.03%
     3,600 California Water Sevice Group.........................         92,340
                                                                    ------------
           Total -- Geewax, Terker & Co. (cost $55,134,388)......     62,475,798
                                                                    ------------
           Sterling Johnston -- 21.57%
           Advertising -- 0.01%
     4,900 Hollywood Media Corp. (b).............................         22,050
                                                                    ------------
           Airline Services -- 0.30%
    49,600 AirTran Holdings, Inc. (b)............................        520,800
    33,700 Mesa Air Group, Inc. (b)..............................        416,195
                                                                    ------------
                                                                         936,995
                                                                    ------------
           Banking -- 1.85%
     6,800 BankAtlantic Bancorp, Inc., Class - A.................         59,092
    41,250 Doral Financial Corp. ................................      1,414,875
    52,000 East West Bancorp, Inc. ..............................      1,404,000
    40,600 Pacific Century Financial Corp. ......................      1,047,074
    32,700 Southwest Bancorp of Texas, Inc. (b)..................        987,867
    24,100 Umpqua Holdings Corp. ................................        308,721
    22,600 Wintrust Financial Corp. .............................        561,610
                                                                    ------------
                                                                       5,783,239
                                                                    ------------
           Broadcasting & Cable TV -- 0.10%
     9,000 Young Broadcasting, Inc., Class - A (b)...............        302,220
                                                                    ------------
           Business Equipment & Services -- 0.27%
    28,550 Corrections Corp. of America (b)......................        455,373
     6,800 Maximus, Inc. (b).....................................        272,612
     8,500 Wackenhut Corrections Corp. (b).......................        111,350
                                                                    ------------
                                                                         839,335
                                                                    ------------
           Chemicals -- 0.03%
     8,150 Airgas, Inc. (b)......................................         96,985
                                                                    ------------
           Commercial Services -- 0.61%
    44,000 Boron, LePore & Associates, Inc. (b)..................        606,320
    36,800 Pittston Brink's Group................................        820,272
    23,300 Regis Corp. ..........................................        489,067
                                                                    ------------
                                                                       1,915,659
                                                                    ------------
           Computer Services -- 0.98%
    20,900 eFunds Corp. (b)......................................        388,740
    70,350 FreeMarkets, Inc. (b).................................      1,407,000
    32,250 GTECH Holdings Corp. (b)..............................      1,145,198
     8,400 XCare.net, Inc. (b)...................................        113,400
                                                                    ------------
                                                                       3,054,338
                                                                    ------------
           Computer Software -- 1.02%
    18,900 Avant! Corp. (b)......................................        251,370
    20,400 Borland Software Corp. (b)............................        318,240
     2,896 Roxio, Inc. (b).......................................         37,648

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Common Stocks (continued)
           Sterling Johnston (continued)
           Computer Software (continued)
    74,400 Structural Dynamics Research Corp. (b)................   $  1,822,800
    38,650 TTI Team Telecom International Ltd. (b)...............        751,356
                                                                    ------------
                                                                       3,181,414
                                                                    ------------
           Electronic Components & Instruments -- 3.54%
    65,350 Advanced Digital Information Corp. (b)................      1,130,554
    21,300 Advanced Energy Industries, Inc. (b)..................        879,051
    26,400 ATMI, Inc. (b)........................................        792,000
    65,450 Axcelis Technologies, Inc. (b)........................        968,660
    32,050 Credence Systems Corp. (b)............................        776,892
    31,000 Elantec Semiconductor, Inc. (b).......................      1,047,489
    51,150 GSI Lumonics, Inc. (b)................................        473,138
    33,750 Helix Technology Corp. ...............................      1,028,700
    27,150 Mattson Technology, Inc. (b)..........................        474,582
    32,450 MKS Instruments, Inc. (b).............................        934,560
     6,850 Monolithic System Technology, Inc. (b)................         75,693
    14,300 Planar Systems, Inc. (b)..............................        370,370
    23,200 Varian Semiconductor Equipment Associates, Inc. (b)...        974,400
     9,100 Veeco Instruments, Inc. (b)...........................        361,725
    25,000 Zoran Corp. (b).......................................        743,000
                                                                    ------------
                                                                      11,030,814
                                                                    ------------
           Food Processing -- 0.18%
    18,100 Flowers Foods, Inc. (b)...............................        567,435
                                                                    ------------
           Health Care -- 1.66%
    21,600 Accredo Health, Inc. (b)..............................        803,304
    34,900 AmeriPath, Inc. (b)...................................      1,022,570
    28,000 Apria Healthcare Group, Inc. (b)......................        807,800
    57,900 Bergen Brunswig Corp. ................................      1,112,838
    42,100 Pediatrix Medical Group, Inc. (b).....................      1,397,720
     1,600 UNILAB Corp. (b)......................................         40,320
                                                                    ------------
                                                                       5,184,552
                                                                    ------------
           Insurance -- 0.46%
    32,900 Annuity and Life Re Holdings Ltd. ....................      1,176,175
    20,400 UICI (b)..............................................        260,100
                                                                    ------------
                                                                       1,436,275
                                                                    ------------
           Medical -- Biotechnology -- 1.16%
    93,100 Conceptus, Inc. (b)...................................      1,396,500
    12,300 OSI Pharmaceuticals, Inc. (b).........................        646,857
    31,600 Pharmaceutical Product Development, Inc. (b)..........        964,116
    69,700 Vion Pharmaceuticals, Inc. (b)........................        614,754
                                                                    ------------
                                                                       3,622,227
                                                                    ------------

                                  Security                             Value
  Shares                         Description                          (Note 2)
  ------                         -----------                          --------

           Medical Supplies -- 1.21%
    26,200 Endocare, Inc. (b)....................................   $    418,938
    14,550 ESC Medical Systems Ltd. (b)..........................        419,768
    22,400 Harvard Bioscience, Inc. (b)..........................        247,072
    31,350 Henry Schein, Inc. (b)................................      1,255,881
    67,250 Serologicals Corp. (b)................................      1,435,115
                                                                    ------------
                                                                       3,776,774
                                                                    ------------
           Oil & Gas -- 4.05%
   126,100 Chesapeake Energy Corp. (b)...........................        857,480
   107,400 Comstock Resources, Inc. (b)..........................      1,100,850
    20,500 Core Laboratories N.V. (b)............................        384,375
   329,500 Grey Wolf, Inc. (b)...................................      1,318,000
   160,150 Key Energy Services, Inc. (b).........................      1,736,025
    96,400 Newpark Resources, Inc. (b)...........................      1,070,040
    18,150 Oceaneering International, Inc. (b)...................        376,613
   191,200 Parker Drilling Co. (b)...............................      1,242,800
    46,850 Pride International, Inc. (b).........................        890,150
    22,700 Quicksilver Resources, Inc. (b).......................        567,500
   132,380 Superior Energy Services, Inc. (b)....................      1,045,802
    17,100 Swift Energy Co. (b)..................................        515,223
    22,850 Vintage Petroleum, Inc. ..............................        427,295
    76,875 XTO Energy, Inc. .....................................      1,103,156
                                                                    ------------
                                                                      12,635,309
                                                                    ------------
           Pharmaceuticals -- 1.11%
    25,300 Cubist Pharmaceuticals, Inc. (b)......................        961,400
    36,400 Perrigo Co. (b).......................................        607,516
    14,600 Pharmaceutical Resources, Inc. (b)....................        448,074
    16,400 Taro Pharmaceutical Industries Ltd. (b)...............      1,435,984
                                                                    ------------
                                                                       3,452,974
                                                                    ------------
           Real Estate -- 0.11%
    45,650 America First Mortgage Investments, Inc. .............        338,723
                                                                    ------------
           Recreation -- 0.10%
    18,300 Handleman Co. (b).....................................        306,525
                                                                    ------------
           Retail -- 2.16%
    41,600 Barnesandnoble.com, Inc. (b)..........................      1,636,960
    64,400 Borders Group, Inc. (b)...............................      1,442,560
    75,650 Burlington Coat Factory Warehouse Corp. ..............      1,513,000
    29,400 Maxwell Shoe Co., Inc., Class - A (b).................        499,800
    34,350 Steven Madden Ltd. (b)................................        627,575
    40,850 Tommy Hilfiger Corp. (b)..............................        571,900
    13,500 Zale Corp. (b)........................................        454,950
                                                                    ------------
                                                                       6,746,745
                                                                    ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Small Capitalization Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Shares or
 Principal                       Security                           Value
   Amount                       Description                        (Note 2)
 ---------                      -----------                        --------

            Common Stocks (continued)
            Sterling Johnston (continued)
            Telecommunications Equipment -- 0.66%
     39,650 Foundry Networks, Inc. (b)........................   $    792,207
     41,600 General Cable Corp................................        771,680
     49,100 Mitel Corp. (b)...................................        500,330
                                                                 ------------
                                                                    2,064,217
                                                                 ------------
            Total -- Sterling Johnston (cost $59,961,458).....     67,294,805
                                                                 ------------
            Total Common Stocks (cost $260,889,681)...........    301,331,688
                                                                 ------------
            Investment Companies -- 1.34%
            Geewax, Terker & Co. -- 1.34%
     25,350 iShares Russell 2000 Value Index Fund.............      3,270,150
     10,900 iShares S&P SmallCap 600/BARRA Value Index Fund...        921,486
                                                                 ------------
                                                                    4,191,636
                                                                 ------------
            Total Investment Companies (cost $3,988,607)......      4,191,636
                                                                 ------------
            Short-Term Investments -- 2.02%
            Frontier Capital Management Co. -- 0.70%
            Repurchase Agreements -- 0.70%
 $2,185,463 Deutsche Bank Repurchase Agreement, dated 6/29/01, due 7/2/01 at 3.40% with a maturity value of
            $2,186,082 (Collateralized by U.S. Treasury Bonds,
            market value $2,233,155) .........................      2,185,463
                                                                 ------------
            Sterling Johnston -- 1.32%
            Cash & Equivalents -- 1.32%
  4,127,994 Deutsche Bank Cash Sweep..........................      4,127,994
                                                                 ------------
            Total -- Short-Term Investments
             (cost $6,313,457)................................      6,313,457
                                                                 ------------
            Total Investments (cost $271,191,745) (a) --
              99.96%..........................................    311,836,781
            Other assets in excess of liabilities -- 0.04%....        111,728
                                                                 ------------
            Total Net Assets -- 100.00%.......................   $311,948,509
                                                                 ============

--------
(a) Cost for federal income tax purposes is $272,549,899. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

   Unrealized appreciation........................................ $ 60,207,074
   Unrealized depreciation........................................  (20,920,192)
                                                                   ------------
   Net unrealized appreciation.................................... $ 39,286,882
                                                                   ============

(b)  Non-income producing securities

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments -- June 30, 2001

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Common/Preferred Stocks -- 93.90%
            Artisan Partners LP -- 50.20%
            Australia -- 0.96%
    128,800 Commonwealth Bank of Australia (Banking)............   $  2,234,941
     73,800 National Australia Bank Ltd. (Banking)..............      1,314,403
                                                                   ------------
                                                                      3,549,344
                                                                   ------------
            Belgium -- 1.66%
      4,600 Delhaize Le Lion S.A. (Retail)......................        272,011
     17,000 Dexia (Banking).....................................        269,700
     23,200 Groupe Bruxelles Lambert S.A. (Diversified
             Operations)........................................      1,300,193
    159,700 Interbrew (Brewery).................................      4,272,222
                                                                   ------------
                                                                      6,114,126
                                                                   ------------
            Brazil -- 1.33%
    142,100 Petroleo Brasileiro S.A. - ADR (Oil & Gas)..........      3,694,600
     55,900 Tele Norte Leste Participacoes S.A. -Preferred - ADR
             (Telecommunications Services)......................        853,034
     24,000 Telesp Celular Participacoes S.A. - Preferred - ADR
             (Telecommunications)...............................        363,600
                                                                   ------------
                                                                      4,911,234
                                                                   ------------
            Canada -- 1.79%
    104,300 AT&T Canada, Inc., Class - B (Telecommunications
             Services) (b)......................................      3,142,560
     63,500 CanWest Global Communications Corp. (Media).........        592,085
     64,867 Corus Entertainment, Inc., Class - B (Media) (b)....      1,483,227
      1,100 Four Seasons Hotels, Inc. (Hotels)..................         60,885
     20,000 Molson, Inc., Class - A (Brewery)...................        632,594
     45,300 Rogers Communications, Inc., Class - B
             (Telecommunications Services)......................        676,413
                                                                   ------------
                                                                      6,587,764
                                                                   ------------
            Denmark -- 0.40%
     32,900 Novo-Nordisk A/S, Class - B (Pharmaceuticals).......      1,455,368
                                                                   ------------
            France -- 2.04%
    135,000 JC Decaux S.A. (Advertising) (b)....................      1,805,730
     15,995 Publicis Groupe S.A. (Media)........................        387,268
     79,195 Publicis S.A. - Warrants (Media)....................        225,268
    158,025 Suez S.A. (Building & Construction).................      5,083,598
                                                                   ------------
                                                                      7,501,864
                                                                   ------------

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Germany -- 5.23%
     15,350 Allianz AG (Financial Services).....................   $  4,505,304
      3,880 Beiersdorf AG (Cosmetics)...........................        405,658
     42,860 Deutsche Boerse AG (Financial Services).............      1,505,782
     13,700 Ergo Versicherungsgruppe AG (Insurance).............      1,989,054
     20,100 Muenchener Rueckversicherungs-Gesellschaft AG
             (Financial Services)...............................      5,640,809
    162,900 ProSieben Sat.1 Media AG - Preferred (Media)........      2,316,820
     44,700 Software AG (Software)..............................      2,875,961
                                                                   ------------
                                                                     19,239,388
                                                                   ------------
            Ireland -- 0.91%
    336,500 Bank of Ireland (Banking)...........................      3,341,527
                                                                   ------------
            Italy -- 6.20%
    199,200 Assicurazioni Generali S.p.A. (Insurance)...........      5,986,590
    240,400 Autogrill S.p.A. (Retail - Restaurants).............      2,590,745
    252,400 Autostrade - Concessioni e Costruzioni Autostrade
             S.p.A. (Transportation)............................      1,638,878
     37,000 Buzzi Unicem S.p.A. (Building Products).............        290,051
     30,430 Gucci Group NV (Apparel)............................      2,548,513
    659,260 IntesaBCI S.p.A. (Banking)..........................      2,327,312
    165,300 Mediobanca S.p.A. (Financial Services)..............      1,766,014
    192,765 Rolo Banca 1473 S.p.A. (Banking)....................      2,836,219
    667,700 Unicredito Italiano S.p.A. (Banking)................      2,865,835
                                                                   ------------
                                                                     22,850,157
                                                                   ------------
            Japan -- 4.62%
    114,700 Banyu Pharmaceutical Co., Ltd. (Pharmaceuticals)....      2,101,498
    113,400 Honda Motor Co., Ltd. (Automobiles).................      4,982,794
     54,700 Promise Co., Ltd. (Diversified Financial Services)..      4,508,787
     34,300 Takefuji Corp. (Diversified Financial Services).....      3,116,042
      6,700 Toho Co., Ltd. (Media)..............................        800,461
     78,000 Tokyo Broadcasting System, Inc. (Media).............      1,501,015
                                                                   ------------
                                                                     17,010,597
                                                                   ------------
            Korea -- 0.19%
     40,500 SK Telecom Co., Ltd. - ADR (Cellular
             Telecommunication Services)........................        684,450
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Common/Preferred Stocks (continued)
            Artisan Partners LP (continued)
            Luxembourg -- 0.46%
     27,925 RTL Group (Media/Television)........................   $  1,698,564
                                                                   ------------
            Mexico -- 3.16%
     90,700 America Movil S.A. de C.V. - ADR (Telecommunications
             Services)..........................................      1,892,002
     21,500 Cemex S.A. de C.V. - ADR (Building Products)........        569,750
     75,200 Fomento Economico Mexicano S.A. de C.V. - ADR
             (Beverages)........................................      3,219,312
     88,900 Telefonos de Mexico S.A. de C.V. -
             ADR (Telecommunications Services)..................      3,119,501
  1,047,400 Wal-Mart de Mexico S.A. de C.V. (Retail)............      2,835,431
                                                                   ------------
                                                                     11,635,996
                                                                   ------------
            Netherlands -- 4.84%
    239,455 Fortis (NL) NV (Diversified Financial Services).....      5,821,973
     79,800 Unilever NV (Manufacturing - Food Products).........      4,782,974
     70,100 Van der Moolen Holding NV (Diversified Financial
             Services) (b)......................................      1,833,743
    200,400 Wolters Kluwer NV (Media)...........................      5,386,458
                                                                   ------------
                                                                     17,825,148
                                                                   ------------
            Poland -- 0.05%
     10,000 Bank Polska Kasa Opieki S.A. (Banking) (b)..........        171,305
                                                                   ------------
            Portugal -- 0.41%
    210,700 Portugal Telecom, SGPS S.A. - Registered
             (Telecommunications Services) (b)..................      1,469,784
    167,300 Portugal Telecom, SGPS S.A. -
             Rights (Telecommunications Services) (b)...........         22,661
                                                                   ------------
                                                                      1,492,445
                                                                   ------------
            Singapore -- 0.78%
    238,650 DBS Group Holdings Ltd. (Banking)...................      1,755,213
    172,200 Oversea Chinese Banking Corp. Ltd. (Banking)........      1,124,718
                                                                   ------------
                                                                      2,879,931
                                                                   ------------
            Spain -- 2.84%
     22,400 Acciona S.A. (Building Products)....................        834,377
    182,500 Altadis S.A. (Tobacco)..............................      2,601,758
    122,938 Centros Comerciales Carrefour S.A. (Retail).........      1,644,391

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Spain (continued)
     34,500 Corporacion Mapfre, Compania Internacional de
             Reaseguros S.A. (Insurance)........................   $    721,111
    122,700 Industria de Diseno Textil S.A. (Apparel) (b).......      1,958,023
     63,800 Promotora de Informaciones S.A. (Prisa) (Media).....        680,539
    123,100 Repsol YPF S.A. (Oil & Gas Products)................      2,032,144
                                                                   ------------
                                                                     10,472,343
                                                                   ------------
            Sweden -- 0.48%
    375,300 Swedish Match AB (Tobacco)..........................      1,758,407
                                                                   ------------
            Switzerland -- 3.91%
        447 Julius Baer Holding AG, Class - B (Banking).........      1,719,757
      2,500 Lonza AG - Registered (Chemicals)...................      1,459,093
    132,080 Novartis AG (Pharmaceuticals).......................      4,780,262
        515 Swiss Re (Insurance)................................      1,029,226
     37,820 UBS AG (Banking)....................................      5,418,338
                                                                   ------------
                                                                     14,406,676
                                                                   ------------
            United Kingdom -- 7.94%
     95,400 Abbey National PLC (Banking)........................      1,655,677
     91,500 Aegis Group PLC (Advertising).......................        134,477
    359,500 British American Tobacco PLC (Tobacco)..............      2,742,905
    400,410 British Telecommunications PLC (Telecommunications
             Services)..........................................      2,514,424
    592,925 Carlton Communications PLC (Media)..................      2,803,975
    723,106 Compass Group PLC (Food - Services).................      5,766,298
    360,800 Diageo PLC (Food & Beverages).......................      3,952,902
  1,315,648 Granada PLC (Hotels, Restaurants & Leisure).........      2,743,131
    595,500 Lloyds TSB Group PLC (Banking)......................      5,942,187
     83,100 NTL, Inc. (Telecommunications Services) (b).........      1,001,355
                                                                   ------------
                                                                     29,257,331
                                                                   ------------
            Total -- Artisan Partners LP (cost $192,202,268)....    184,843,965
                                                                   ------------
            Capital Guardian Trust Company - 43.69%
            Australia -- 2.03%
    143,700 Australia & New Zealand Banking Group Ltd.
             (Banking)..........................................      1,234,257
      5,900 BHP Billiton Ltd. - ADR (Mining)....................        128,325
    223,991 BHP Billiton Ltd., Rights (Mining) (b)..............      1,212,101

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Common/Preferred Stocks (continued)
            Capital Guardian Trust Company (continued)
            Australia (continued)
    210,300 Broken Hill Proprietary Co. Ltd. (Metals -
              Diversified)......................................   $  1,110,233
    227,700 Cable & Wireless Optus Ltd. (Telecommunications
             Services) (b)......................................        429,236
    193,260 Foster's Brewing Group Ltd. (Brewery)...............        538,124
     23,000 National Australia Bank Ltd. (Banking)..............        409,638
     57,031 News Corp. Ltd. (Multimedia)........................        522,157
     52,000 QBE Insurance Group Ltd. (Insurance)................        312,042
     73,208 Westpac Banking Corp. (Financial Services)..........        537,807
    114,600 WMC Ltd. (Metals - Diversified).....................        557,840
     85,900 Woolworths Ltd. (Retail)............................        480,115
                                                                   ------------
                                                                      7,471,875
                                                                   ------------
            Canada -- 1.66%
     38,000 Abitibi-Consolidated, Inc. (Paper & Related
             Products)..........................................        290,466
      8,000 Alcan Aluminium Ltd. (Building Materials)...........        336,329
     48,300 ATI Technologies, Inc. (Electronics) (b)............        451,313
     12,100 Bank of Nova Scotia (Banking).......................        361,989
    109,500 Bombardier, Inc., Class - B (Manufacturing -
              Diversified)......................................      1,645,141
     15,600 Magna International, Inc., Class - A (Auto
             Related)...........................................        958,373
      6,100 MDS, Inc. (Medical Products & Services).............         69,137
     77,000 Nortel Networks Corp. (Telecommunication
             Equipment).........................................        699,930
     38,700 Thomson Corp. (Publishing & Printing)...............      1,305,675
                                                                   ------------
                                                                      6,118,353
                                                                   ------------
            Finland -- 1.30%
     41,700 Nokia Corp. - ADR (Telecommunications Equipment)....        919,068
    151,600 Nokia Oyj, Class - A (Telecommunications Services)..      3,435,654
     15,000 UPM-Kymmene (Paper Products)........................        424,004
                                                                   ------------
                                                                      4,778,726
                                                                   ------------
            France -- 3.00%
     10,400 Accor SA (Hotels)...................................        438,895
     52,300 Bouygues SA (Wireless Telecommunication Services)...      1,767,478

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            France (continued)
      8,000 Carrefour SA (Food - Retail)........................   $    423,284
      2,136 Cie de St. Gobain (Construction)....................        290,227
      4,980 Groupe Danone (Food Products & Services)............        683,399
     13,100 Louis Vuitton Moet Hennessy (Textiles & Apparel)....        659,857
     18,000 Michelin, Class - B (Tire & Rubber).................        569,452
      7,000 Pechiney Cert. D'Invest (Metals)....................        355,559
      1,000 Peugeot SA (Auto Related)...........................        271,494
     52,400 Sanofi-Synthelabo SA (Pharmaceuticals)..............      3,437,913
      2,500 Schneider Electric SA (Hand/Machine Tools)..........        138,202
     11,000 Societe BIC SA (Office Products)....................        400,427
     38,700 Societe Television Francaise 1 (Media)..............      1,128,985
     14,300 STMicroelectronics NV - ADR (Semiconductors)........        496,343
                                                                   ------------
                                                                     11,061,515
                                                                   ------------
            Germany -- 1.98%
     10,600 Aixtron AG (Semiconductors).........................        304,206
      1,200 Allianz AG Holdings (Multi-Line Insurance)..........        352,206
     18,400 Bayerische Motoren Werke AG (Auto Manufacturers)....        605,940
     34,600 DaimlerChrysler AG (Automobiles)....................      1,587,585
     10,600 Deutsche Bank AG (Banking)..........................        757,374
      6,800 Epcos AG (Electronic Components)....................        368,426
      5,400 Infineon Technologies AG (Semiconductors)...........        126,630
     21,300 Infineon Technologies AG - ADR (Semiconductors).....        499,485
     38,400 Metro AG (Retail - Department Stores)...............      1,446,615
     20,350 Siemens AG (Manufacturing)..........................      1,231,778
                                                                   ------------
                                                                      7,280,245
                                                                   ------------
            Hong Kong -- 2.11%
    339,000 Amoy Properties Ltd. (Real Estate)..................        388,999
    181,000 Cheung Kong Holdings (Real Estate)..................      1,972,530
    318,000 China Mobile Ltd. (Telecommunications
             Services) (b)......................................      1,679,772
     63,000 Hongkong Land Holdings Ltd. (Real Estate)...........        113,400
    151,100 Hutchison Whampoa (Diversified Operations)..........      1,525,601
    464,500 Johnson Electric Holdings Ltd. (Electronics)........        637,229

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Common/Preferred Stocks (continued)
            Capital Guardian Trust Company (continued)
            Hong Kong (continued)
    368,000 Li & Fung Limited (Diversified Operations)..........   $    603,926
    164,500 Swire Pacific Ltd. (Diversified Financials).........        852,066
                                                                   ------------
                                                                      7,773,523
                                                                   ------------
            Ireland -- 0.65%
     86,462 Allied Irish Banks PLC (Banking)....................        966,187
     72,625 CRH PLC (Construction)..............................      1,217,343
     17,100 Irish Life & Permanent PLC (Financial Services).....        199,773
                                                                   ------------
                                                                      2,383,303
                                                                   ------------
            Italy -- 1.02%
     39,650 Assic Generali (Insurance)..........................      1,191,608
    129,100 ENI SpA (Oil & Gas).................................      1,573,803
    569,900 Olivetti SpA (Telecommunication Services)...........      1,008,340
                                                                   ------------
                                                                      3,773,751
                                                                   ------------
            Japan -- 11.04%
     16,800 Advantest Corp. (Electrical & Electronics)..........      1,440,013
      8,950 AIFUL Corp. (Financial Services)....................        807,337
     40,000 Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)...        608,424
     76,000 Daiwa Securities Group, Inc. (Financial Services)...        795,249
         47 Fuji Television Network, Inc. (Broadcast
             Television)........................................        270,207
     57,000 Furukawa Electric Co., Ltd. (Wire & Cable
             Products)..........................................        454,755
     10,900 Hirose Electric Co., Ltd. (Electrical &
             Electronics).......................................        830,289
     89,000 Hitachi, Ltd. (Electrical & Electronics)............        874,189
      6,000 Honda Motor Co., Ltd. (Automobiles).................        263,640
      5,400 Hoya Corp. (Electrical Components)..................        342,058
     42,000 Japan Airlines Co., Ltd. (Airlines).................        135,043
     44,000 Jusco Co., Ltd. (Retail)............................        970,208
      1,500 Keyence Corp. (Electrical & Electronics)............        297,677
    159,000 Kokusai Securities Co., Ltd. (Financial Services)...      1,160,160
      5,200 Mabuchi Motor Co., Ltd. (Electronic Components).....        532,860
      4,300 Matsushita Communications Industrial Co., Ltd.
             (Telecommunication Equipment)......................        195,838
    151,000 Mitsubishi Heavy Industries, Ltd. (Manufacturing -
              Diversified)......................................        688,920

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Japan (continued)
    335,000 Mitsubishi Motors Corp. (Automobiles) (b)...........   $  1,114,736
     57,000 Mitsui Fudosan Co., Ltd. (Real Estate)..............        614,262
    125,000 Mitsui Marine & Fire Insurance Co., Ltd.
             (Insurance)........................................        639,455
     16,000 Murata Manufacturing Co., Ltd. (Electronics)........      1,063,540
    157,000 NEC Corp. (Electronics).............................      2,121,186
     17,000 Nichicon Corp. (Electronics)........................        222,049
     47,000 Nikko Securities Co., Ltd. (Financial Services).....        376,481
     84,000 Nikon Corp. (Photo Equipment).......................        797,463
     12,200 Nintendo (Toys).....................................      2,220,573
         48 Nippon Telegraph & Telephone Corp. (Telephone)......        250,169
    113,000 Nissan Motor Co., Ltd. (Automobiles)................        780,119
     53,000 Nomura Securities Co., Ltd. (Financial Services)....      1,015,671
        197 NTT DoCoMo, Inc. (Telecommunications Services)......      3,427,719
     10,700 Rohm Co. (Semiconductors)...........................      1,662,711
     71,000 Sekisui House (Manufacturing/Housing)...............        602,884
     24,000 Shin-Etsu Chemical Co., Ltd. (Chemicals)............        881,365
     46,000 Shionogi & Co., Ltd. (Pharmaceuticals)..............        958,982
     43,900 Sony Corp. (Electrical & Electronics)...............      2,886,408
     62,000 Sumitomo Marine & Fire Insurance Co., Ltd.
             (Insurance)........................................        346,500
     27,600 Sumitomo Mitsui Banking Corp. (Banking).............        227,943
     53,000 Sumitomo Realty & Development Co., Ltd. (Real
             Estate)............................................        315,325
     53,000 Suzuki Motor Corp. (Automobiles)....................        705,445
     31,000 Taiyo Yuden Co., Ltd. (Electronics).................        825,238
      6,000 TDK Corp. (Electrical & Electronics)................        279,516
     16,000 THK Co., Ltd. (Machinery)...........................        300,845
     36,300 Tokyo Electron, Ltd. (Semiconductors)...............      2,197,520
     13,600 Tokyo Seimitsu Co., Ltd. (Electrical &
             Electronics).......................................        700,089
     51,000 Tokyu Corp. (Transportation)........................        278,073
    185,000 Toray Industries (Chemicals)........................        738,721
        141 UFJ Holdings, Inc. (Banking)........................        758,614
     18,000 Ushio, Inc. (Manufacturing).........................        246,946
     14,000 Yamanouchi Pharmaceutical Co., Ltd.
             (Pharmaceuticals)..................................        392,894
                                                                   ------------
                                                                     40,616,309
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Common/Preferred Stocks (continued)
            Capital Guardian Trust Company (continued)
            Korea -- .41%
     19,260 Samsung Electronics - GDR (Electronics).............   $  1,507,095
                                                                   ------------
            Mexico --  0.94%
     62,000 America Movil SA de CV, Series - L -ADR
             (Telecommunications Services)......................      1,293,320
     61,500 Telefonos de Mexico SA de CV - ADR
             (Telecommunications Services)......................      2,158,035
                                                                   ------------
                                                                      3,451,355
                                                                   ------------
            Netherlands -- 2.91%
     77,126 ABN Amro Holding NV (Financial).....................      1,448,838
    105,180 Aegon NV (Insurance)................................      2,960,648
     40,800 ASM Lithography Holding NV (Semiconductor Equipment)
             (b)................................................        914,964
     20,000 Hagemeyer NV (Manufacturing - Diversified)..........        385,188
     65,187 Heineken NV (Brewery)...............................      2,628,472
     10,992 ING Groep NV (Financial)............................        718,383
     40,100 Koninklijke (Royal) Philips Electronics NV
             (Electronics)......................................      1,062,892
      2,700 Koninklijke (Royal) Philips Electronics NV - New
             York Shares (Electronics)..........................         71,361
     27,500 United Pan-Europe Communications NV (Media) (b).....         69,842
     13,500 VNU NV (Printing & Publishing)......................        457,147
                                                                   ------------
                                                                     10,717,735
                                                                   ------------
            Norway -- 0.36%
      4,200 Norsk Hydro ASA (Manufacturing - Diversified).......        177,933
     11,000 Norsk Hydro ASA - ADR (Manufacturing -
              Diversified)......................................        469,700
     93,000 Statoil ASA (Oil & Gas) (b).........................        687,374
                                                                   ------------
                                                                      1,335,007
                                                                   ------------
            Portugal -- 0.05%
     27,000 Portugal Telecom SA, Registered (Telecommunications
             Services) (b)......................................        188,345
     27,000 Portugal Telecom SA, Rights (Telecommunications
             Services) (b)......................................          3,657
                                                                   ------------
                                                                        192,002
                                                                   ------------
            Russia -- 0.10%
      7,500 Lukoil - ADR (Oil & Gas)............................        380,625
                                                                   ------------

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Singapore -- 0.98%
     31,003 Datacraft Asia Ltd. (Telecommunications Equipment)..   $    126,492
     23,000 Development Bank of Singapore Ltd. (Banking)........        169,159
     52,000 Singapore Airlines Ltd. (Airlines)..................        359,615
    334,000 Singapore Technologies Engineering Ltd.
             (Engineering)......................................        472,966
  1,946,000 Singapore Telecom Ltd. (Telecommunications)**.......      2,029,364
     73,000 United Overseas Bank Ltd. (Banking).................        460,770
                                                                   ------------
                                                                      3,618,366
                                                                   ------------
            South Korea -- 0.38%
      6,860 Samsung Electronics (Electronics)...................      1,012,816
      6,200 Samsung Electronics Preferred NV (Electronics)......        383,789
                                                                   ------------
                                                                      1,396,605
                                                                   ------------
            Spain -- 0.71%
     87,900 Banco Bilbao Vizcaya Argentaria SA (Banking)........      1,137,035
     25,500 Industria de Diseno Textil, SA (Apparel) (b)........        406,924
     93,000 Overseas Union Bank Ltd. (Banking)..................        482,368
     47,810 Telefonica SA (Telecommunications Services) (b).....        589,308
                                                                   ------------
                                                                      2,615,635
                                                                   ------------
            Sweden -- 0.70%
     38,800 Assa Abloy AB, Class - B (Metal Products)...........        554,285
     61,700 ForeningsSparbanken AB (Banking)....................        714,211
     36,300 Svenska Handelsbanken AB, Class - A (Banking).......        518,570
    147,080 Telefonaktiebolaget LM Ericsson AB, Class - B
             (Telecommunications Equipment).....................        803,973
                                                                   ------------
                                                                      2,591,039
                                                                   ------------
            Switzerland -- 3.18%
        766 Compagnie Financiere Richemont AG, Class - A
             (Tobacco)..........................................      1,960,442
      7,292 Credit Suisse Group (Financial Services) (b)........      1,198,868
      2,325 Holcim Ltd., Class - B (Building Products)..........        114,093
      4,350 Holcim Ltd., Registered (Building Products).........        885,804
      4,550 Nestle SA, Registered (Food)........................        967,035
     58,120 Novartis AG (Pharmaceuticals).......................      2,103,490

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                                  Security                            Value
   Shares                        Description                         (Note 2)
   ------                        -----------                         --------

            Common/Preferred Stocks (continued)
            Capital Guardian Trust Company (continued)
            Switzerland (continued)
        128 PubliGroupe SA (Advertising)........................   $     45,293
      7,500 Roche Holding AG (Pharmaceuticals)..................        540,379
        625 Schw Rueckversicherungs (Insurance).................      1,249,061
     26,600 STMicroelectronics NV - New York Shares
             (Semiconductors)...................................        904,400
      3,415 Swisscom AG (Telecommunications Services)...........        813,208
      9,356 Syngenta AG (Chemicals) (b).........................        491,914
      3,000 UBS AG (Banking)....................................        429,799
                                                                   ------------
                                                                     11,703,786
                                                                   ------------
            Taiwan -- 0.81%
     31,200 Hon Hai Precision Industry Co. Ltd. - GDR
             (Electronics)......................................        328,049
    175,036 Taiwan Semiconductor Manufacturing Co. Ltd. - ADR
             (Semiconductors) (b)...............................      2,658,797
                                                                   ------------
                                                                      2,986,846
                                                                   ------------
            United Kingdom -- 7.37%
     38,000 ARM Holdings PLC (Electronics) (b)..................        143,897
     18,251 AstraZeneca PLC (Pharmaceuticals)...................        848,341
    114,400 AstraZeneca PLC (Pharmaceuticals)...................      5,286,457
     15,000 Autonomy Corp. PLC (Software) (b)...................         89,659
    142,235 British Aerospace PLC (Aerospace/Defense)...........        680,639
    102,000 Centrica PLC (Gas - Distribution)...................        324,923
     44,000 Compass Group PLC (Food Services)...................        350,871
    102,400 Dimension Data Holdings PLC (Software) (b)..........        387,404
     84,700 GKN PLC (Auto Related)..............................        815,397
     21,300 GlaxoSmithKline PLC (Pharmaceuticals)...............        597,034
    179,712 Granada Compass PLC (Media).........................        374,700
    107,000 Halifax Group PLC (Financial Services)..............      1,232,480
     86,900 Hays PLC (Business Services)........................        223,352
    185,544 Lloyds TSB Group PLC (Financial)....................      1,851,447
    121,000 Marks & Spencer PLC (Retail - Department Stores)....        439,904
     51,000 National Grid Group PLC (Electrical & Electronics)..        374,773
     59,300 Pearson PLC (Printing & Publishing).................        975,782
     66,400 Prudential Corp. PLC (Insurance)....................        802,183
     81,900 Reuters Group PLC (Multimedia)......................      1,062,006
    251,800 Shell Transport & Trading Co. PLC (Oil & Gas).......      2,082,309

  Shares or
  Principal                       Security                           Value
   Amount                        Description                        (Note 2)
  ---------                      -----------                        --------

             United Kingdom (continued)
      19,000 Shire Pharmaceuticals Group PLC (Pharmaceuticals)
              (b)..............................................   $    347,116
     100,900 Smiths Group PLC (Manufacturing - Diversified)....      1,170,731
     135,000 Unilever PLC (Consumer Goods).....................      1,137,294
   2,490,716 Vodafone (Telecommunications Services)............      5,499,660
                                                                  ------------
                                                                    27,098,359
                                                                  ------------
             Total -- Capital Guardian Trust Company
              (cost $186,953,876)..............................    160,852,055
                                                                  ------------
             Total Common/Preferred Stocks
              (cost $379,156,144)..............................    345,696,020
                                                                  ------------
             Convertible Bonds -- 0.09%
             Capital Guardian Trust Company -- 0.09%
             Japan -- 0.09%
 *48,000,000 Sanwa International Finance Berm Trust (Banking)..        337,247
                                                                  ------------
             Total Convertible Bonds (cost $458,813)...........        337,247
                                                                  ------------
             Money Market Mutual Funds -- 6.74%
             Artisan Partners LP -- 2.96%
             United States -- 2.96%
  10,908,893 Deutsche Bank Institutional Liquid Assets Fund....     10,908,893
                                                                  ------------
             Capital Guardian Trust Company -- 3.78%
             United States -- 3.78%
  13,903,810 Deutsche Bank Institutional Liquid Assets Fund....     13,903,810
                                                                  ------------
             Total Money Market Mutual Funds (cost
              $24,812,703).....................................     24,812,703
                                                                  ------------
             Total Investments (cost $404,427,660) (a) --
               100.72%.........................................   $370,845,970
             Liabilities in excess of other assets -- (0.72%)..     (2,634,065)
                                                                  ------------
             Total Net Assets -- 100%..........................   $368,211,905
                                                                  ============

--------
(a) Cost for federal income tax purposes is $407,198,751. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

   Unrealized appreciation....................................... $ 14,825,563
   Unrealized depreciation.......................................  (51,178,344)
                                                                  ------------
   Net unrealized depreciation................................... $(36,352,781)
                                                                  ============

(b)  Non-income producing securities
 *  Principal amount is denominated in Yen.
** Restricted security - settlement subject to conditional purchase agreement.

ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Liability Company

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
International Equity Portfolio
Portfolio of Investments (continued) -- June 30, 2001

     Contract                                             Value on                    Unrealized
      Amount      Forward Exchange           Settlement Origination     Value on    Appreciation/
 (Local Currency) Contracts                     Date        Date        6/30/01     (Depreciation)
 ---------------- ----------------           ---------- -----------     --------    --------------
                  Currency Purchased
       198,801    British Pound...........     7/2/01   $    281,740  $    279,595    $  (2,145)
       166,597    British Pound...........     7/3/01        235,280       234,389         (891)
     1,756,625    Canadian Dollar.........     9/4/01      1,120,816     1,158,051       37,235
     2,268,663    Danish Krone............     7/3/01        258,746       258,012         (734)
       750,001    Euro....................     7/2/01        646,088       634,927      (11,161)
       941,741    Euro....................     7/3/01        796,755       797,376          621
     1,067,386    Euro....................    7/18/01        945,842       904,396      (41,446)
     1,261,718    Euro....................    7/26/01      1,168,473     1,069,547      (98,926)
       608,724    Euro....................     8/8/01        543,000       516,165      (26,835)
       401,952    Euro....................    8/13/01        354,964       340,805      (14,159)
       813,435    Euro....................    8/27/01        747,848       689,526      (58,322)
     1,268,220    Euro....................     9/4/01      1,165,440     1,074,909      (90,531)
       412,938    Euro....................     9/7/01        350,595       349,983         (612)
       831,841    Euro....................    9/13/01        700,843       704,974        4,131
       225,487    Euro....................    9/21/01        192,341       191,080       (1,261)
     1,992,918    Euro....................    3/18/02      1,713,454     1,686,912      (26,542)
       279,628    Euro....................    3/26/02        240,210       236,692       (3,518)
     3,310,903    Euro....................    3/28/02      2,845,152     2,802,525      (42,627)
     1,075,422    Swiss Franc.............    8/31/01        599,980       599,345         (635)
     1,781,133    Swiss Franc.............    9/25/01      1,004,210       993,105      (11,105)
     4,703,419    Yen.....................     7/2/01         37,850        37,713         (137)
    42,050,500    Yen.....................    8/27/01        367,176       339,336      (27,840)
                                                        ------------  ------------    ---------
                            Total Currency
                  Purchased...............              $ 16,316,803  $ 15,899,363    $(417,440)
                                                        ============  ============    =========
                  Currency Sold
        40,034    Australian Dollar.......     7/3/01   $    (20,364) $    (20,342)   $      22
        50,333    Australian Dollar.......     7/5/01        (25,659)      (25,581)          78
       804,850    British Pound...........    7/26/01     (1,168,474)   (1,135,294)      33,180
       250,114    British Pound...........    8/13/01       (354,965)     (352,973)       1,992
       171,748    British Pound...........    3/26/02       (240,210)     (241,049)        (839)
        28,770    Canadian Dollar.........     7/5/01        (18,898)      (18,961)         (63)
     1,756,625    Canadian Dollar.........     9/4/01     (1,151,262)   (1,158,051)      (6,789)
       539,792    Canadian Dollar.........     9/7/01       (350,595)     (355,838)      (5,243)
     1,062,810    Canadian Dollar.........    9/13/01       (700,843)     (700,545)         298
        97,216    Euro....................     7/5/01        (82,526)      (82,323)         203
       406,717    Euro....................    8/27/01       (367,176)     (344,763)      22,413
     1,268,221    Euro....................     9/4/01     (1,120,816)   (1,074,909)      45,907
       197,197    Norwegian Krone.........     7/5/01        (21,170)      (21,121)          49
     7,724,956    Yen.....................     7/2/01        (62,185)      (61,941)         244
     4,424,151    Yen.....................     7/3/01        (35,470)      (35,478)          (8)
     5,323,488    Yen.....................     7/5/01        (42,684)      (42,695)         (11)
   116,291,700    Yen.....................    7/18/01       (945,843)     (934,127)      11,716
    84,101,000    Yen.....................    8/27/01       (747,847)     (678,673)      69,174
   150,510,000    Yen.....................    8/31/01     (1,299,979)   (1,215,123)      84,856
    23,428,800    Yen.....................    9/21/01       (192,340)     (189,549)       2,791
   123,514,166    Yen.....................    9/25/01     (1,004,210)     (999,679)       4,531
   202,438,600    Yen.....................    3/18/02     (1,713,454)   (1,655,533)      57,921
   344,045,850    Yen.....................    3/28/02     (2,845,152)   (2,813,591)      31,561
                                                        ------------  ------------    ---------
                    Total Currency Sold...              $(14,512,122) $(14,158,139)   $ 353,983
                                                        ============  ============    =========
                    Net Unrealized
                  Depreciation............                                            $ (63,457)
                                                                                      =========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- -------- ------------

            Asset Backed Securities -- 10.94%
 $  305,000 Capital Auto Receivables Asset
            Trust, Series 2000-1, A5..........     7.070   9/15/05 $    317,207
  2,370,000 Conseco Finance Mortgage, Series
            2000-B, AF6.......................     7.800   5/15/20    2,484,356
  1,375,000 Contimortgage Home Equity Loan
            Trust, Series 1998-1, A7..........     6.870  12/15/22    1,401,822
  1,805,000 Copelco Capital Funding Corp.,
            Series 1999-B, A4.................     6.900  12/18/04    1,865,958
  1,560,000 Felco Funding II LLC, Series 2000-
            1, A4*............................     7.720  12/15/05    1,646,880
  1,030,000 Ford Credit Auto Owner Trust,
            Series 2000-C, A4.................     7.240   2/15/04    1,061,188
    682,000 Green Tree Home Improvement Loan
            Trust, Series 1998-E, HIB1........     7.790   2/15/15      689,544
    721,000 Green Tree Home Improvement Loan
            Trust, Series 1999-E, B1..........    10.340   3/15/15      750,860
    345,000 Heller Equipment Asset Receivable
            Trust, Series 1992-2, A4..........     6.790   3/14/07      357,129
    570,000 Household Automotive Trust IV,
            Series 2000-1, A4.................     7.480  12/18/06      598,157
    400,000 Household Automotive Trust V,
            Series 2000-2, A4.................     7.430   4/17/07      422,481
    720,000 MMCA Automobile Trust, Series
            2000-2, A3........................     6.780  10/15/04      739,735
    570,000 Nissan Auto Receivables Owners
            Trust, Series 2000-A, A4..........     7.170   8/15/04      592,730
  1,000,000 Ryder Vehicle Lease Trust, Series
            1999-A, A5........................     7.130  10/16/06    1,036,645
     55,000 WFS Financial Owner Trust, Series
            2000-A, A4........................     7.410   9/20/07       57,455
                                                                   ------------
            Total Asset Backed Securities
            (cost $13,510,177)................                       14,022,147
                                                                   ------------
            Collateralized Mortgage
             Obligations -- 15.67%
    740,000 Associates Manufactured Housing
            Pass Through, 1997-2, A5..........     6.675   3/15/28      759,850
  1,000,000 Bank of America Mortgage
            Securities, Series 2000-7, A4.....     7.125  12/25/30    1,024,860
  1,000,000 Centex Home Equity, Series 2001-B,
            A3................................     5.770  11/25/27      999,063
    350,000 Chase Commercial Mortgage
            Securities Corp., Series 1996-2,
            A2................................     6.900  11/19/28      360,060
  1,538,908 Citicorp Mortgage Securities,
            Inc., Series 1999-7, A3...........     7.000   5/25/11    1,577,581
    928,000 Connecticut RRB Special Purpose
            Trust, Series 2001-1, A2..........     5.360   3/30/07      928,216
    870,000 Conseco, Series 1999-6, B1........     9.200    6/1/30      866,471
    450,000 FMAC Loan Receivables Trust,
            Series 1998-DA, A3*...............     6.729  12/15/19      437,906
    190,000 GE Capital Mortgage Services,
            Inc., Series 1994-10, A10.........     6.500   3/25/24      190,602
  1,315,000 GMAC Mortgage Corp., Series 2001-
            HE2, IIA4.........................     6.370   3/25/23    1,315,000
     76,353 Green Tree Financial Corp., Series
            1994-6, A5........................     8.250   1/15/20       76,749
    480,000 Green Tree Financial Corp., Series
            1996-2, A4........................     7.200   4/15/27      496,271
  1,255,986 Green Tree Financial Corp., Series
            1996-5, A5........................     7.450   7/15/27    1,282,115
    405,000 Green Tree Financial Corp., Series
            1997-6, B1........................     7.170   1/15/29      388,909
    780,000 Green Tree Financial Corp., Series
            1998-4, B1........................     7.260    2/1/30      733,652
    270,000 Green Tree Financial Corp., Series
            1999-2, A3........................     6.080   12/1/30      269,660
  2,720,000 JP Morgan Commercial Mortgage
            Finance Corp., 1997-C5, A2........     7.069   9/15/29    2,813,541
    595,000 LB Commercial Conduit Mortgage
            Trust, Series 1998-C1, A2.........     6.400   2/18/30      600,331
    424,221 Merrill Lynch Mortgage Investors,
            Inc., Series 1990-C, B*...........     9.700   6/15/10      430,584
  1,400,000 Oakwood Mortgage Investors, Inc.,
            Series 2000-A, M2.................     8.250   4/15/30    1,382,826
    275,000 Prudential Home Mortgage
            Securities, Series 1994-12, A7....     6.050   4/25/24      243,405
  1,675,000 PSE&G Transition Funding LLC,
            Series 2001-1, Class A6...........     6.610   6/15/15    1,667,495
  1,240,000 Wells Fargo Mortgage Backed
            Securities Trust, Series 2001-15,
            1A2...............................     6.500   7/25/31    1,234,963
                                                                   ------------
            Total Collateralized Mortgage
            Obligations (cost $19,797,564)....                       20,080,110
                                                                   ------------
            Corporate Bonds -- 35.32%
  2,450,000 Agfirst Farm Credit Bank..........     8.393  12/15/16    2,544,937
  1,585,656 America West Airlines, Series
            1999-1............................     7.930    1/2/19    1,647,385
  2,230,000 American General Corp.*...........     8.125   3/15/46    2,374,950
  1,400,000 Archstone Community Trust.........     7.200   4/15/03    1,433,250
    230,000 AXA Financial, Inc. ..............     7.750    8/1/10      244,900
  1,960,000 BAE Systems 2001 Asset Trust*.....     6.664   9/15/13    1,961,372
    550,000 BFC Finance Corp., Series 1996-A..     7.375   12/1/17      547,641
  1,160,000 Citigroup, Inc. ..................     6.500   1/18/11    1,151,360

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date    (Note 2)
 ---------              -----------               -------- --------  --------

            Corporate Bonds (continued)
 $  700,000 Colonial Realty REIT...............     7.930    8/9/02 $   716,135
  1,080,000 Columbus Southern Power Co. .......     6.550   6/26/08   1,069,200
  1,635,000 Develop Bank Singapore*............     7.125   5/15/11   1,614,563
    890,000 Dobie Center Properties Ltd.*......     6.410    5/1/08     866,106
    950,000 Dobie Center Properties Ltd.*......     6.460    5/1/09     900,822
  1,680,000 DPM Trust*.........................     6.161  12/15/03   1,709,400
  1,720,000 DTE Energy Co. ....................     6.450    6/1/06   1,726,450
    210,000 Dynex Capital, Inc., ACA...........     7.875   7/15/02     214,408
    704,000 Eastern Energy Ltd.*...............     6.750   12/1/06     718,080
  1,650,000 Energy East Corp. .................     7.750  11/15/03   1,695,375
  1,550,000 ERAC USA Finance*..................     6.375   5/15/03   1,557,750
    825,000 Farmers Insurance Exchange*........     8.625    5/1/24     859,031
    400,000 First American Financial...........     7.550    4/1/28     325,000
  1,590,000 Health Care Services Corp.*........     7.750   6/15/11   1,564,977
     70,000 HSBC Holding PLC...................     7.500   7/15/09      73,150
     95,000 National Westminster Bank..........     7.375   10/1/09      99,263
    425,000 Ohio National Life Insurance*......     8.500   5/15/26     419,688
  1,090,000 Oneok, Inc., Series B..............     7.750    3/1/05   1,144,500
  2,080,000 Pemex Finance Ltd. ................     6.550   2/15/08   2,084,119
  1,100,000 Pemex Finance Ltd. ................     7.330   5/15/12   1,127,962
  1,895,000 PP&L Capital Funding, Inc., MTN....     6.790  11/22/04   1,923,425
  1,600,000 Prologis Trust.....................     6.700   4/15/04   1,620,056
    825,000 Prologis Trust.....................     8.720    3/1/09     864,006
  1,425,000 Prologis Trust.....................     7.625    7/1/17   1,371,168
    345,000 Puget Sound Energy, MTN............     6.740   6/15/18     310,500
  1,515,000 Sempra Energy......................     6.950   12/1/05   1,490,616
  1,605,000 Telefonica Europe BV...............     7.750   9/15/10   1,650,004
    995,000 United Mexican States, MTN.........     9.750    4/6/05   1,087,038
    365,000 Washington Mutual Financial........     8.250   6/15/05     391,006
    460,000 WorldCom, Inc......................     7.500   5/15/11     447,879
  1,680,000 WorldCom, Inc.*....................     7.375   1/15/03   1,711,500
                                                                    -----------
            Total Corporate Bonds (cost
            $45,006,968).......................                      45,258,972
                                                                    -----------
            Taxable Municipal Bond -- 6.13%
            California -- 2.58%
    470,000 City of Long Beach Marina Pacifica
            CA, Revenue Bond, Industrial
            Improvements.......................     9.500    1/1/23     480,575
  1,770,000 Pico Rivera CA Water Authority.....     6.450    5/1/09   1,781,063
  1,000,000 San Diego CA Pub Jack Murphy
            Stadium, Revenue, Recreational
            Facility Improvements..............     6.850    2/1/06   1,040,000
                                                                    -----------
                                                                      3,301,638
                                                                    -----------
            Florida -- 0.06%
     70,000 Dade County FL Aviation Revenue,
            Series C (AMBAC)...................     8.650   10/1/03      75,425
                                                                    -----------
            Georgia -- 0.08%
    320,000 Atlanta GA Urban Residential
            Finance Authority, Revenue Bond,
            Zero Coupon (FNMA).................     0.000   10/1/16      97,600
                                                                    -----------
            New York -- 0.53%
    635,000 New York City Mortgage Loan Trust,
            Series 1996, A3*...................     6.750   9/25/19     623,861
     40,000 New York NY General Obligation
            Unlimited, Series F................    10.500  11/15/12      41,459
     20,000 New York NY General Obligation
            Unlimited, Zero Coupon.............     0.000  11/15/13      19,950
                                                                    -----------
                                                                        685,270
                                                                    -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)   Date    (Note 2)
 ---------               -----------               -------- --------  --------

            Taxable Municipal Bond (continued)
            Pennsylvania -- 1.68%
 $  520,000 Allegheny County PA Residential
            Finance Authority, Revenue Bond,
            Zero Coupon (FHA)...................    0.000     8/1/28 $   66,950
  2,110,000 Norristown PA, Series 1998..........    7.000   10/15/18  2,091,537
                                                                     ----------
                                                                      2,158,487
                                                                     ----------
            Texas -- 0.91%
  1,195,000 Houston Texas Apartment Systems
            Revenue, Rental Car Project (FGIC)..    6.880     1/1/28  1,171,100
                                                                     ----------
            Utah -- 0.29%
    360,000 Clearfield City Utah Multi-Family,
            Revenue Bond, Local Housing.........    6.650    11/1/07    369,900
                                                                     ----------
            Total Taxable Municipal Bond (cost
            $7,853,433).........................                      7,859,420
                                                                     ----------
            U.S. Government Agency Mortgages --
             15.44%
    106,195 Fannie Mae, Series G93-31, Class G..    7.000    1/25/03    106,950
    430,000 Fannie Mae, Series 1994-92, Class
            DE..................................    7.500    7/25/07    442,087
  1,555,000 Fannie Mae, Series 1998-M1, Class
            A2..................................    6.250    1/25/08  1,549,225
    443,862 Fannie Mae, Series 1997-M2, Class
            B...................................    7.350    2/17/08    452,610
    753,994 Fannie Mae, Series 1995-2, Class H..    8.500    6/25/10    762,619
     25,514 Fannie Mae, Pool # 303387...........    8.000     7/1/02     25,792
    861,843 Fannie Mae, Pool # 50730............    6.500     5/1/08    877,943
  1,455,951 Fannie Mae, Pool # 303382...........    6.500     9/1/09  1,483,148
  1,888,676 Fannie Mae, Pool # 535468...........    7.000    12/1/09  1,940,784
    356,090 Fannie Mae, Pool # 253496...........    8.500     7/1/23    377,797
    942,950 Fannie Mae, Pool # 443869...........    6.500     9/1/28    931,729
    703,950 Fannie Mae, Pool # 251985...........    6.500    10/1/28    695,573
  1,393,090 Fannie Mae, Pool # 564235...........    9.000    11/1/30  1,460,753
    350,000 Fannie Mae, TBA.....................    6.000    7/25/16    347,867
    145,000 Freddie Mac, Series 1496, Class KB..    6.500    5/15/08    145,635
  2,480,000 Freddie Mac, Series 2131, Class PE..    6.000    4/15/26  2,357,278
  2,310,000 Freddie Mac, Series 2157, Class PE..    6.000    8/15/27  2,214,713
    454,664 Freddie Mac, Gold Pool # E64408.....    7.500    12/1/10    470,050
    591,777 Freddie Mac, Gold Pool # C00742.....    6.500     4/1/29    583,640
    186,649 Freddie Mac, Gold Pool # C00785.....    6.500     6/1/29    184,082
  1,543,065 Freddie Mac, Gold Pool # C31226.....    6.500     9/1/29  1,524,224
    575,000 Government National Mortgage Assoc.,
            Series 2001-19, PB..................    6.500    9/20/26    580,739
    258,154 Government National Mortgage Assoc.,
            Pool # 530012.......................    8.000    6/15/30    267,654
                                                                     ----------
            Total U.S. Government Agency
            Mortgages (cost $19,210,732) .......                     19,782,892
                                                                     ----------
            U.S. Treasury Bonds -- 7.76%
  7,459,000 U.S. Treasury Bonds.................    8.125    8/15/19  9,285,329
    247,000 U.S. Treasury Bonds.................    6.125    8/15/29    256,164
    381,000 U.S. Treasury Bonds.................    6.250    5/15/30    404,039
                                                                     ----------
            Total U.S. Treasury Bonds (cost
            $9,406,171) ........................                      9,945,532
                                                                     ----------
            U.S. Treasury Notes -- 6.84%
  1,358,000 U.S. Treasury Notes.................    5.250    5/15/04  1,381,860
    809,000 U.S. Treasury Notes.................    6.125    8/15/07    849,373
  6,278,000 U.S. Treasury Notes.................    6.000    8/15/09  6,528,693
                                                                     ----------
            Total U.S. Treasury Notes (cost
            $8,743,558) ........................                      8,759,926
                                                                     ----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Repurchase Agreements -- 1.54%
 $1,970,146 SEI Tri Party Repurchase Agreement
            dated 6/29/01, due 7/2/01 at 4.02%
            with a maturity value of
            $1,970,806 (Collateralized by U.S.
            Treasury Bond, market value
            $2,013,113).......................                     $  1,970,146
                                                                   ------------
            Total Repurchase Agreements (cost
            $1,970,146).......................                        1,970,146
                                                                   ------------
            Total Investments (cost
            $125,498,749) (a) -- 99.64%.......                      127,679,145
            Other assets in excess of
            liabilities -- 0.36%..............                          457,841
                                                                   ------------
            Total Net Assets -- 100.00%.......                     $128,136,986
                                                                   ============

--------
(a) Cost for federal income tax purposes is $125,903,667. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

   Unrealized appreciation.......................................... $2,494,089
   Unrealized depreciation..........................................   (718,611)
                                                                     ----------
   Net unrealized appreciation...................................... $1,775,478
                                                                     ==========

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

ACA -- American Capital Access
AMBAC -- AMBAC Indemnity Corporation
FGIC -- Financial Guaranty Insurance Co.
FHA -- Federal Housing Administration
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
REIT -- Real Estate Investment Trust
TBA -- Security is subject to delayed delivery

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments -- June 30, 2001

 Principal                 Security                          Maturity   Value
   Amount                Description                Rate (%)   Date   (Note 2)
 ---------               -----------                -------- -------- --------

            Municipal Bonds -- 95.28%
            Alabama -- 1.84%
 $  625,000 Alabama Housing Financial Authority,
            AMT..................................    5.650     6/1/08 $ 629,219
     30,000 Bessemer Alabama Medical Clinic......    7.250     4/1/03    31,175
    130,000 Birmingham Alabama Industrial
            Development Board, AMT (LOC).........    4.500     4/1/04   128,183
    175,000 Birmingham Alabama Industrial
            Development Board, AMT (LOC).........    4.500     4/1/04   172,554
    295,000 Birmingham Alabama Industrial
            Development Board, AMT (LOC).........    5.000     4/1/09   292,000
    265,000 Birmingham Alabama Industrial
            Development Board, AMT (LOC).........    5.000     4/1/09   262,305
    330,000 Birmingham Alabama Industrial
            Development Board, AMT (LOC).........    5.500     4/1/14   314,876
    135,000 Birmingham Alabama Industrial
            Development Board, AMT (LOC).........    5.500     4/1/14   128,813
    380,000 Birmingham Alabama Industrial
            Development Board, AMT (LOC).........    5.750     4/1/19   374,026
    115,000 Birmingham Alabama Industrial
            Development Board, AMT (LOC).........    5.750     4/1/19   113,192
    195,000 Birmingham Alabama Medical Clinic,
            Revenue, ETM.........................    7.300     7/1/05   221,508
     80,000 Birmingham Alabama Private
            Educational Building (ACA)...........    5.500     5/1/28    73,298
    690,000 Birmingham Alabama Special Care
            Facilities, Methodist Home For Aging
            (LOC)................................    5.000     3/1/14   685,667
    175,000 Gadsden Alabama East Medical Clinic,
            Hospital Revenue, Baptist Hospital of
            Gadsden, ETM.........................    6.900     7/1/07   202,293
     75,000 Lauderale County & Florence Alabama,
            ETM..................................    7.000     7/1/07    81,507
                                                                      ---------
                                                                      3,710,616
                                                                      ---------
            Alaska -- 0.22%
    415,000 Alaska State Housing Financial Corp.,
            Series A, Revenue Bond (MBIA)........    6.000    12/1/15   435,505
                                                                      ---------
            Arizona -- 1.40%
     85,000 Coconino County Arizona United School
            District (AMBAC).....................    5.000     7/1/01    85,000
     15,000 Maricopa County Arizona Hospital
            Revenue, ETM.........................    7.125    10/1/02    15,136
     40,000 Maricopa County Arizona Hospital
            Revenue, ETM.........................    6.750     1/1/04    41,732
     40,000 Maricopa County Arizona Industrial
            Development Authority (Asset GTY)....    5.000     5/1/07    41,094
     10,000 Maricopa County Arizona Industrial
            Development Authority (Asset GTY)....    4.900     5/1/06    10,267
     95,000 Maricopa County Arizona Industrial
            Development Authority (Asset GTY)....    5.300     5/1/13    97,689
    720,000 Phoenix Health Facilities Authority
            Hospital, ETM........................    6.250     9/1/11   754,610
    230,000 Pinal County Arizona Community
            College (AMBAC)......................    5.250     7/1/07   245,647
    245,000 Pinal County Arizona Community
            College (AMBAC)......................    5.250     7/1/08   261,971
     95,000 Pinal County Arizona Community
            College (AMBAC)......................    4.750     7/1/09    98,331
    175,000 Pinal County Arizona Community
            College (AMBAC)......................    4.800     7/1/09   181,724
    275,000 Santa Cruz County Arizona Industrial
            Development Authority, Optional Put
            8/1/07 @ 100.........................    4.750     8/1/20   250,597
    400,000 Show Low Arizona Industrial
            Development Authority, Navapache
            Regional Medical Center, Series A
            (ACA) ...............................    5.125    12/1/06   412,136
    340,000 Yuma Arizona Industrial Develoment
            Multi-Family (GNMA)..................    5.400   12/20/17   341,799
                                                                      ---------
                                                                      2,837,733
                                                                      ---------
            Arkansas -- 0.69%
     38,314 Drew County Arkansas Public Facility
            Board, Single Family, Series A-2
            (FNMA)...............................    7.900     8/1/11    40,488
    125,000 Fayetteville Arkansas Public
            Facilities Board Refunding...........    7.250     4/1/11   129,499
     35,000 Jefferson County Arkansas Health
            Care, ETM............................    7.400    12/1/10    40,432
      2,046 Lonoke County Arkansas Residential
            Housing Refunding Series B,
            Facilities Board, Single Family
            Mortgage Revenue.....................    7.375     4/1/11     2,151
    120,000 Mississippi County Arkansas Public
            Facilities Refunding Series 1........    7.200    7/15/10   127,220
    505,000 North Little Rock Arkansas
            Residential Housing, Capital
            Appreciation, Sub-Mortgage, Zero
            Coupon...............................    0.000    12/1/10   266,256
    625,000 Rogers Arkansas Sales & Use Tax
            Revenue..............................    5.350    11/1/11   635,413
     40,000 Rogers Arkansas Sales & Use Tax
            Revenue..............................    5.000    11/1/15    39,994
     75,000 Saline County Arkansas Residential
            Housing Board........................    7.875     3/1/11    78,519
     33,347 Stuttgart Arkansas Public Facilities
            Board Refunding, Single Family
            Mortgage, Series B...................    7.750     9/1/11    33,555
                                                                      ---------
                                                                      1,393,527
                                                                      ---------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)   Date    (Note 2)
 ---------               -----------               -------- --------  --------

            Municipal Bonds (continued)
            California -- 3.16%
 $  405,000 Abag Finance Authority for Non-
             Profit Companies, American Baptists
             Homes..............................    5.500    10/1/07 $  389,258
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................    5.500     6/1/02      5,111
      5,000 Atwater California Redevelopment
             Agency Tax Allocation, Downtown
             Redevelopment Project, Series A
             (ACA)..............................    5.500     6/1/03      5,175
    215,000 California Statewide Communities
             Development Authority, Multi-
             Family, Cudahy Gardens, Series I,
             AMT (LOC)..........................    5.100    10/1/12    217,827
    230,000 California Statewide Communities
             Development Authority, Multi-
             Family, Cudahy Gardens, Series I,
             Mandatory Put 4/1/16 @ 100, AMT
             (LOC)..............................    5.600     4/1/29    232,758
  1,367,000 California Statewide Communities
             Development Authority, Multi-
             Family, Pioneer Park, Series T, AMT
             (GNMA).............................    6.100   12/20/20  1,418,700
    185,000 California Statewide Communities
             Development Authority, Multi-
             Family, Riverside Gardens, AMT
             (LOC)..............................    5.100    10/1/12    186,550
     45,000 Colton California Redevelopment
             Agency, ETM........................    7.250     8/1/11     51,821
    100,000 Contra Costa County California
             Multi-Family Housing Revenue,
             Bollinger Crests Apartments, Series
             C, AMT (FNMA)......................    4.850     5/1/11     98,005
    125,000 Delta County California Home
             Mortgage Finance, AMT (GNMA/FNMA)
             (MBIA).............................    6.700     6/1/24    135,481
     55,000 Emeryville California Redevelopment
             Agency, ETM........................    7.500     9/1/11     64,096
     70,000 Fresno California Housing Authority,
             Multi-Family Housing Central Valley
             Coalition Projects, AMT (FNMA).....    5.150     8/1/07     71,330
     35,000 Fresno California Housing Authority,
             Multi-Family Housing Central Valley
             Coalition Projects, AMT (FNMA).....    5.150     8/1/07     35,665
    125,000 Fresno California Multi-Family
             Housing Revenue, Woodlands
             Apartments Projects (GNMA).........    6.650    5/20/08    135,063
    940,000 Los Angeles California Community
             Redevelopment, Angelus Plaza
             Project, Series A (FNMA)...........    7.400    6/15/10  1,034,770
     70,000 Los Angeles California Community
             Redevelopment, Monterey Hills
             Redevelopment Project..............    8.650    12/1/22     77,256
    295,000 Los Angeles California Multi-Family
             Housing, Earthquake Rehabilitation
             Projects, Series A, AMT (FNMA).....    5.700    12/1/27    308,207
    675,000 Los Angeles California Multi-Family
             Housing, Earthquake Rehabilitation
             Projects, Mandatory 12/1/07 Put @
             100, AMT (FNMA)....................    5.850    12/1/27    706,455
     45,000 Rialto California Redevelopment
             Agency Multi-Family Housing
             (FNMA).............................    5.600    11/1/06     48,107
    120,000 Riverside County California Housing
             Authority Breezewood Apartments
             Project, Series B (MBIA)...........    5.000     6/1/19    115,194
     45,000 Sacramento California Municipal
             Utility District, Series M, ETM....    8.750     4/1/03     48,064
     55,000 Santa Clara County California Multi-
             Family Housing (GNMA)..............    5.750    5/20/05     58,340
     35,000 Southern California Home Finance
             Authority, AMT (GNMA/FNMA).........    6.900    10/1/24     35,779
    110,000 Turlock California Public Financing
             Authority..........................    5.250     9/1/15    106,857
    760,000 Vista California Multi-Family
             Housing Revenue, Pepperwood
             Apartments Project, Series A,
             Mandatory Put 6/1/05 @ 100 (FNMA)..    5.700     6/1/25    790,453
                                                                     ----------
                                                                      6,376,322
                                                                     ----------
            Colorado -- 5.21%
     80,000 Arvada Colorado Industrial
             Development Revenue, AMT (LOC).....    5.600    12/1/12     81,477
    120,000 Arvada Colorado Industrial
             Development Revenue, AMT (LOC).....    5.800    12/1/17    121,938
    310,000 Aurora Centretech Metro District
             Colorado, Mandatory Put 12/1/08 @
             100 (LOC)..........................    4.875    12/1/28    315,682
     30,000 Aurora Colorado Housing Authority,
             Single Family Mortgage Revenue.....    7.300     5/1/10     30,014
     35,000 Colorado Housing Financial
             Authority..........................    5.000     5/1/05     35,309
     40,000 Colorado Housing Financial
             Authority..........................    4.750    11/1/05     40,954
    220,000 Colorado Housing Financial
             Authority..........................    6.500     5/1/16    232,320

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)   Date    (Note 2)
 ---------               -----------               -------- --------  --------

            Municipal Bonds (continued)
            Colorado (continued)
 $  330,000 Colorado Housing Financial
             Authority..........................    6.550     5/1/25 $  354,443
    350,000 Colorado Housing Financial Authority
             (FHA)..............................    5.700    10/1/21    350,182
      5,000 Colorado Housing Financial
             Authority, AMT.....................    5.750    11/1/04      5,046
    230,000 Colorado Housing Financial
             Authority, AMT.....................    5.200    12/1/05    238,124
  1,160,000 Colorado Housing Financial
             Authority, AMT.....................    6.400    11/1/24  1,215,354
    225,000 Colorado Student Obligations Board
             Authority, AMT.....................    7.150     9/1/06    230,965
    115,000 Denver Colorado City & County Multi-
             Family Housing (FHA)...............    4.700     7/1/08    117,473
     70,000 Denver Colorado City & County Multi-
             Family Housing, AMT (FHA)..........    5.100    11/1/07     71,936
    275,000 Greeley Colorado Multi-Family
             Revenue Housing, Meeker Commons,
             AMT (GNMA).........................    5.400    9/20/10    273,801
  1,950,000 Meridian Metropolitan District
             Colorado...........................    7.500    12/1/11  1,991,555
  2,650,000 Superior Metropolitan District No.
             1, Colorado Water & Sewer, Series
             C, Mandatory Put, 12/1/04 @ 100,
             (LOC)..............................    5.500    12/1/20  2,723,431
     35,000 Vail Colorado Single Family Mortgage
             Revenue............................    8.125     6/1/10     36,629
  1,220,000 Westminster Colorado Multi-Family,
             Mandatory Put 9/1/06 @ 100, (AXA)..    5.950     9/1/06  1,258,087
    770,000 Westminster Colorado Multi-Family,
             Mandatory Put 12/1/05 @ 100,
             (FNMA).............................    5.350    12/1/25    799,283
                                                                     ----------
                                                                     10,524,003
                                                                     ----------
            Connecticut -- 1.73%
  2,815,000 Stamford Connecticut Housing
             Authority, Multi-Family, AMT,
             Mandatory Put 12/1/08 @ 100........    4.750    12/1/28  2,708,198
    380,000 Waterbury Connecticut Housing
             Authority Mortgage Revenue
             (AMBAC)............................    4.850     7/1/09    381,094
    410,000 Waterbury Connecticut Housing
             Authority Mortgage Revenue
             (AMBAC)............................    4.850     7/1/09    410,800
                                                                     ----------
                                                                      3,500,092
                                                                     ----------
            Delaware -- 0.26%
      5,000 Delaware State Economic Development
             Authority Revenue, 1st Mortgage,
             Peninsula United, Series A.........    6.000     5/1/09      4,892
      5,000 Delaware State Housing Authority
             Revenue Refunding, Multi-Family
             Mortgage...........................    6.600     7/1/01      5,000
    205,000 Delaware State Housing Authority
             Revenue, Residential Mortgage,
             Series A...........................    8.750     6/1/17    205,256
     15,000 Delaware State Economic Development
             (MBIA).............................    7.000    10/1/03     15,146
    265,000 Sussex County Delaware Single Family
             Mortgage, ETM......................    7.500     3/1/10    304,838
                                                                     ----------
                                                                        535,132
                                                                     ----------
            District of Columbia -- 0.52%
    300,000 District of Columbia Housing Finance
             Agency (Asset GTY).................    4.850     6/1/08    300,792
    210,000 District of Columbia Housing Finance
             Agency, Mayfair Mansions
             Apartments, AMT (FHA)..............    5.000     2/1/08    212,927
    535,000 District of Columbia Housing Finance
             Agency, Single Family Mortgage,
             Series A, AMT (FNMA/GNMA)..........    6.250    12/1/28    543,993
                                                                     ----------
                                                                      1,057,712
                                                                     ----------
            Florida -- 2.66%
  1,980,000 Boca Place Associates, LTD Florida
             Revenue (LOC)......................    4.650     2/1/04  2,035,993
    165,000 Brevard County Florida Health
             Facilities Authority, ETM..........    7.375   11/15/04    178,190
     50,000 Dade City Florida Governmental
             Leasing Corp., Certificates of
             Participation......................    9.000     4/1/20     51,638
    260,000 Dade County Florida Housing Finance
             Authority, AMT (FNMA), Mandatory
             Put 6/1/06 @ 100 (FNMA)............    5.900     6/1/26    272,587
    100,000 Daytona Beach Florida Water & Sewer,
             ETM................................    6.750   11/15/07    102,743
    330,000 FHA Insured Trust, Series 96-I,
             Class A3...........................    7.000     7/1/22    333,960
     55,000 Jacksonville Florida Health
             Facilities, St. Catherine Laboure
             Manor, Inc., ETM...................    9.125     1/1/03     58,106
    110,000 Jacksonville Florida Health
             Facilities, St. Vincent's Medical
             Center, Inc., ETM..................    9.125     1/1/03    116,195

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                 Security                          Maturity   Value
   Amount                Description                Rate (%)   Date   (Note 2)
 ---------               -----------                -------- -------- --------

            Municipal Bonds (continued)
            Florida (continued)
 $  300,000 Miami Beach Florida Housing Authority
             Revenue, 1st Mortgage, Elderly
             Housing, Section 8..................    6.625    1/15/09 $ 315,144
    435,000 Miami-Dade County Florida Housing
             Finance Authority, Series A-1, AMT
             (GNMA/FNMA).........................    5.900     6/1/25   446,693
    330,000 Orange County Florida Health
             Facilities Authority Revenue,
             Mayflower Retirement Center, ETM....    8.750    10/1/09   389,648
     30,000 Palm Beach County Florida Health
             Facilities Revenue, ETM.............    9.500     8/1/13    38,644
    615,000 Pasco County Florida Revenue, GO, ETM
             (MBIA)..............................    6.375     8/1/08   702,145
    165,000 Pinellas County Florida Housing
             Finance Authority, Multi-County
             Program, Series A, AMT (GNMA).......    6.850     3/1/29   171,125
     65,000 St. Johns County Florida Industrial
             Development Authority, Series A
             (MBIA)..............................    5.500     3/1/17    67,590
     80,000 Tampa Florida Excise Tax, Revenue
             Bond, ETM...........................    6.125    10/1/07    83,714
                                                                      ---------
                                                                      5,364,115
                                                                      ---------
            Georgia -- 1.42%
    210,000 Athens Georgia Water & Sewer Revenue,
             ETM.................................    6.200     7/1/08   236,970
    190,000 Augusta Georgia Housing
             Rehabilitation Agency...............    7.000     9/1/05   199,891
      5,000 Clayton County Georgia Housing
             Authority Multi-Family, AMT (FNMA)..    5.750     1/1/13     5,213
     55,000 Fulton County Georgia Housing
             Authority, Single Family Revenue,
             AMT (GNMA)..........................    6.200     3/1/13    56,396
    420,000 Gwinnett County Georgia Multi-Family,
             Mandatory Put 4/1/06 @ 100 (FNMA)...    5.500     4/1/26   434,145
    645,000 Marietta Georgia Housing Authority
             Multi-Family, Mandatory Put 6/1/05
             @100 (FNMA).........................    5.700     6/1/25   671,548
    260,000 Savannah Georgia Economic Development
             Authority...........................    6.200    10/1/09   275,461
    200,000 Savannah Georgia Economic Development
             Authority...........................    6.500    10/1/13   208,382
    585,000 Savannah Georgia Economic Development
             Authority (ACA).....................    6.875   11/15/11   642,248
     95,000 St. Mary's Georgia Housing Authority
             Multi-Family (FHA)..................    7.250     9/1/05    95,934
     45,000 St. Mary's Georgia Housing Authority
             Multi-Family (FHA)..................    7.250    10/1/05    45,411
                                                                      ---------
                                                                      2,871,599
                                                                      ---------
            Hawaii -- 0.26%
    470,000 Hawaii State Housing Finance &
             Development, AMT (FNMA).............    5.200     7/1/12   480,152
     50,000 Honolulu Hawaii City & County, Multi-
             Family Housing, Waipahu Towers
             Project, AMT (GNMA).................    6.900    6/20/05    52,567
                                                                      ---------
                                                                        532,719
                                                                      ---------
            Idaho -- 0.87%
     55,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    4.750    11/1/01    55,335
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    4.850    11/1/02     5,073
     80,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    4.950    11/1/03    81,736
     80,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.050    11/1/04    82,309
     95,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.150    11/1/05    97,736
     95,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.200    11/1/06    97,585
    105,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.300    11/1/07   107,852
    110,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.400    11/1/08   112,982

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                 Security                          Maturity   Value
   Amount                Description                Rate (%)   Date   (Note 2)
 ---------               -----------                -------- -------- --------

            Municipal Bonds (continued)
            Idaho (continued)
 $  110,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.500    11/1/09 $ 112,976
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.600    11/1/10     5,135
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.700    11/1/11     5,135
      5,000 Bingham County Idaho Industrial
             Development Corporation, Idaho
             Supreme Potatoes, Inc. Project, AMT
             (LOC)...............................    5.800    11/1/12     5,135
     80,000 Idaho Housing & Financial Assistance,
             Series Sub B, AMT...................    5.650     7/1/09    81,445
     75,000 Idaho Housing & Financial Assistance,
             Single Family Mortgage, Series Sub-
             C, AMT..............................    5.250     7/1/11    75,704
    115,000 Idaho Housing & Financial Assistance,
             Single Family Mortgage, Series F-2,
             AMT.................................    5.100     7/1/12   113,308
    565,000 Idaho Housing & Financial Assistance,
             State Housing, Revenue Bond, Multi-
             Family Housing, Teton Apartments,
             Mandatory Put 8/1/04 @ 100, AMT
             (LOC)...............................    5.150     8/1/31   565,576
    145,000 Idaho Housing Agency, Single Family
             Mortgage, Sub-Series F, AMT.........    5.800     7/1/07   150,287
      5,000 Idaho Housing Agency, Single Family
             Mortgage, Series C-1................    7.650     7/1/10     5,034
                                                                      ---------
                                                                      1,760,343
                                                                      ---------
            Illinois -- 8.01%
    140,000 Alton Illinois Hospital Facilities
             Revenue & Refunded, Alton Memorial
             Hospital Project, ETM...............    7.000     7/1/05   148,495
    530,000 Bedford Park Illinois Water Revenue,
             AMT (ACA)...........................    6.000   12/15/08   562,266
    195,000 Bolingbrook Illinois Mortgage Revenue
             Capital Appreciation Sub-Series 1,
             Zero Coupon.........................    0.000     1/1/11   100,072
     60,000 Bolingbrook Illinois Will & Du Page
             Counties Hospital Revenue, Hinsdale
             Sanitarium, (ETM)...................    7.250     8/1/08    66,651
     80,000 Buffalo Grove, Illinois Economic
             Development Project.................    5.450    8/15/02    80,144
     10,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).........    4.950     6/1/05    10,249
     40,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).........    5.250     6/1/08    41,378
     40,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).........    5.350     6/1/09    41,458
     40,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).........    5.450     6/1/10    41,688
     55,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).........    5.500     6/1/11    57,518
     55,000 Chicago Illinois, Multi-Family
             Housing Project, AMT (GNMA).........    5.550     6/1/12    57,033
    580,000 Davis Junction Illinois Solid Waste,
             GO, Series B (LOC)..................    5.500    4/15/10   586,977
     70,000 Des Plaines Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM.......................    7.000     1/1/07    76,350
      5,000 Des Plaines Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM (FGIC)................    7.000     1/1/07     5,454
     40,000 Des Plaines Illinois Hospital
             Facility Revenue, Holy Family
             Hospital, ETM (MBIA)................    7.000     1/1/07    43,628
    120,000 Fairfield Illinois Economic
             Development Revenue, Wayne County
             Center Project......................    6.000   12/15/05   121,561
    180,000 Grayslake Illinois Multi-Family
             Revenue, Country Squire Apartments
             (FHA)...............................    6.000     6/1/05   187,925
      5,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC)..............    6.500    12/1/05     5,417
    145,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC)..............    6.600    12/1/06   156,597
     65,000 Greater Peoria Illinois Airport
             Authority, AMT (AMBAC)..............    6.700    12/1/07    69,869
    245,000 Illinois Development Finance
             Authority Revenue, Catholic Health
             (AMBAC).............................    5.150    2/15/06   256,125
    160,000 Illinois Development Finance
             Authority Revenue, Community
             Rehabilitation Providers............    5.375     7/1/09   150,323
    930,000 Illinois Development Finance
             Authority Revenue, Community
             Rehabilitation Providers, Series A..    5.600     7/1/19   786,362
    170,000 Illinois Development Finance
             Authority Revenue, Debt Restructure
             East St. Louis......................    6.875   11/15/05   184,712
  1,080,000 Illinois Development Finance
             Authority Revenue, Provena Health,
             Series A (MBIA).....................    5.125    5/15/23 1,035,384
     10,000 Illinois Development Finance
             Authority Revenue, Section 8, Series
             A (FHA/MBIA)........................    5.200     7/1/08    10,349
    340,000 Illinois Development Finance
             Authority, Illinois Facilities
             Project, Series A...................    7.400     9/1/04   352,944
    365,000 Illinois Educational Facility
             Authority Revenue...................    4.600    10/1/08   357,258
    495,000 Illinois Educational Facility
             Authority Revenue...................    5.000    10/1/13   462,825
    170,000 Illinois Health Facilities
             Authorities, Loyola University,
             ETM.................................    6.250     7/1/06   189,009

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                Security                          Maturity   Value
   Amount                Description               Rate (%)   Date    (Note 2)
 ---------               -----------               -------- --------  --------

            Municipal Bonds (continued)
            Illinois (continued)
 $1,452,000 Illinois Health Facilities Authority
             Revenue (FSA)......................    7.600    8/15/10 $1,481,039
  1,615,000 Illinois Health Facilities Authority
             Revenue, Community Hospital of
             Ottawa Project.....................    6.750    8/15/14  1,655,616
    215,000 Illinois Health Facilities Authority
             Revenue, Lutheran Social Services..    6.125    8/15/10    201,238
    140,000 Illinois Health Facilities Authority
             Revenue, Michael Reese Hospital &
             Medical Center, ETM................    6.750    12/1/08    153,789
    155,000 Illinois Health Facilities Authority
             Revenue, Midwest Group Ltd. (ACA)..    5.375   11/15/08    158,435
    345,000 Illinois Health Facilities Authority
             Revenue, Northwestern Medical
             Foundation (MBIA)..................    5.125   11/15/28    326,819
     70,000 Illinois Health Facilities Authority
             Revenue, Northwestern Memorial
             Hospital Project, ETM..............    6.375     5/1/03     72,955
    230,000 Illinois Health Facilities Authority
             Revenue, Sydney R. Forkosh Memorial
             Hospital, Prerefunded 7/1/02 @
             100................................    7.000     7/1/07    239,471
    165,000 Illinois Industrial Pollution
             Control Authority Revenue,
             Commonwealth Edison Co. Project....    5.875    5/15/07    165,571
  1,640,000 Lake County Illinois Community
             School District (FSA), Zero
             Coupon.............................    0.000    12/1/17    675,664
     90,000 Lake County Illinois Township, High
             School District No. 113, Highland
             Park, GO...........................    8.100    12/1/12    117,501
    180,000 Lake County Illinois, School
             District No. 109, Series B, GO.....    6.600   12/15/18    211,639
  2,190,000 Palatine Illinois Tax Increment
             Revenue (AMBAC)....................    5.000     1/1/15  2,189,649
     55,000 Quincy Illinois Single Family
             Mortgage...........................    6.875     3/1/10     57,417
    105,000 Rockford Illinois Mortgage Revenue,
             Faust Landmark Apartments, Series
             A, AMT (FHA).......................    5.625     1/1/07    109,548
    460,000 Rockford-Concord Commons Housing,
             Concord Commons Project (FHA)......    6.150    11/1/22    476,937
     85,000 Rockford-Concord Commons Housing,
             Concord Commons Project, Series A
             (FHA)..............................    5.550    11/1/06     86,836
    445,000 Silvas Illinois Mortgage Revenue
             (FHA)..............................    5.200     8/1/17    446,713
     30,000 Southwestern Illinois Development
             Authority Hospital Revenue, Wood
             River Township Hospital Project,
             ETM................................    6.875     8/1/03     31,111
    525,000 Upper Illinois River Valley
             Development Authority, Solid Waste
             Disposal Revenue, AMT..............    5.900     2/1/14    510,043
    565,000 Woodridge Illinois Multi-Family
             Revenue, Hawthorn Ridge, Series A
             (GNMA).............................    5.650   12/20/32    574,503
                                                                     ----------
                                                                     16,188,515
                                                                     ----------
            Indiana -- 2.48%
    915,000 Clark County Indiana Hospitals
             Association (MBIA).................    4.650     3/1/07    929,008
    140,000 Fort Wayne Indiana Hospital
             Authority, ETM.....................    6.500     1/1/05    147,469
    305,000 Gary Indiana Mortgage Revenue, AMT
             (FNMA).............................    5.400    8/20/38    292,733
     50,000 Gary Indiana Mortgage Revenue,
             Willows on Clark Road Apartments,
             AMT (GNMA).........................    4.750    8/20/08     50,631
     70,000 Gary Indiana Mortgage Revenue,
             Willows on Clark Road Apartments,
             AMT (GNMA).........................    5.150    8/20/13     70,198
      5,000 Indiana Bond Bank...................    5.200     8/1/07      5,237
     70,000 Indiana Bond Bank...................    5.300     8/1/08     73,573
     65,000 Indiana Bond Bank...................    5.400     8/1/09     68,569
    165,000 Indiana Health Facilities Financing
             Authority..........................    4.850    2/15/06    165,120
     85,000 Indiana Health Facilities Financing
             Authority..........................    4.800    2/15/07     84,371
     80,000 Indiana Health Facilities Financing
             Authority..........................    4.850    2/15/08     79,172
     80,000 Indiana Health Facilities Financing
             Authority..........................    4.950    2/15/09     79,046
     65,000 Indiana Health Facilities Financing
             Authority (Asset GTY)..............    5.000    8/15/05     66,123
     95,000 Indiana Health Facilities Financing
             Authority (Asset GTY)..............    5.100    2/15/06     96,474
     95,000 Indiana Health Facilities Financing
             Authority (Asset GTY)..............    5.100    8/15/06     96,628
     95,000 Indiana Health Facilities Financing
             Authority (Asset GTY)..............    5.250    2/15/08     97,165
    110,000 Indiana Health Facilities Financing
             Authority (Asset GTY)..............    5.350    8/15/09    112,693
    500,000 Indiana State Financing Authority
             Toll Road Revenue..................    5.000     7/1/14    497,675
    410,000 Indianapolis Indiana Economic
             Development Revenue, AMT (GNMA)....    5.350    4/20/17    408,508

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Indiana (continued)
 $  815,000 Indianapolis Indiana Economic
            Development Revenue, Mandatory Put
            12/1/04 @ 100, AMT (FNMA).........     6.375   12/1/24 $    860,078
     80,000 Indianapolis Indiana Utilities
            Revenue, ETM......................     7.000    6/1/08       87,706
     80,000 Lawrence Indiana Multi-Family
            Revenue, AMT (FNMA)...............     5.050    1/1/08       81,394
    530,000 Lawrence Indiana Multi-Family
            Revenue, Mandatory Put 1/1/08 @
            100, AMT (FNMA)...................     5.150    6/1/24      540,234
     10,000 Vigo County Indiana Hospital
            Authority Revenue, ETM............     6.875    4/1/04       10,540
                                                                   ------------
                                                                      5,000,345
                                                                   ------------
            Iowa -- 0.22%
     50,000 Des Moines Iowa Hospital Revenue,
            Fairview Community, Iowa Lutheran
            Hospital, ETM.....................     9.500  11/15/02       52,643
    380,000 Iowa Finance Authority Small
            Business District, Terrace
            Center............................     7.500    3/1/22      393,802
                                                                   ------------
                                                                        446,445
                                                                   ------------
            Kansas -- 0.65%
     75,000 Kansas State Development Finance
            Authority Multi-Family, AMT
            (LOC).............................     5.300   10/1/07       76,074
    255,000 Kansas State Development Finance
            Authority Multi-Family, Mandatory
            Put 10/1/07 @ 100, AMT (LOC)......     5.600   10/1/19      259,317
     35,000 Labette County Kansas Single
            Family (GNMA).....................     7.650   12/1/11       36,256
     45,000 Manhattan Kansas Tax Increment
            Revenue, AMT (Asset GTY)..........     5.000   12/1/02       46,060
    125,000 Manhattan Kansas Tax Increment
            Revenue, AMT (Asset GTY)..........     5.200   12/1/03      127,730
    390,000 McPhearson Kansas Electric
            Utility, Partial Prerefunded
            3/1/03 @ 100, ETM (AMBAC).........     5.900    3/1/07      428,184
     30,000 Reno County Kansas Mortgage
            Revenue...........................     8.700    9/1/11       30,965
    255,000 Sedgwick County Kansas, Series B..     4.700    8/1/05      255,186
     55,000 Wichita Kansas Single Family
            Mortgage Revenue..................     7.100    9/1/09       57,510
                                                                   ------------
                                                                      1,317,282
                                                                   ------------
            Kentucky -- 0.33%
    175,000 Ashland Kentucky Environmental
            Improvements, Allied Chemical
            Corporation Project, ETM..........     5.800    3/1/03      179,760
     85,000 Greater Kentucky Housing
            Assistance Corporation, Section 8,
            Series C (FHA/MBIA)...............     5.350    7/1/07       85,297
    210,000 Kentucky State Turnpike Authority
            Resource Recovery, ETM............     6.125    7/1/07      223,295
    100,000 Kentucky State Turnpike Authority
            Resource Recovery, Recovery Road
            Revenue, ETM......................     6.625    7/1/08      108,989
     25,000 Lakeland Wesley Village, Inc.
            Kentucky Mortgage, ELD Section 8,
            Assistance Project (FHA)..........     7.125   11/1/02       25,566
     40,000 Owensboro Kentucky Electric
            Lighting & Power Revenue, ETM.....    10.500    1/1/04       43,718
                                                                   ------------
                                                                        666,625
                                                                   ------------
            Louisiana -- 4.01%
    245,000 East Baton Rouge Parish Louisiana
            Hospital District No. 3, Woman's
            Hospital Foundation, ETM..........     7.200   10/1/08      272,570
    110,000 Iberia Home Mortgage Authority
            Louisiana Single Family...........     7.375    1/1/11      116,454
     30,000 Jefferson Parish Louisiana
            Hospital Services Development
            Revenue, ETM......................     7.125    1/1/02       30,602
     60,000 Louisiana Housing Finance Agency
            Mortgage Revenue (GNMA/FNMA)......     4.625    6/1/09       60,929
    160,000 Louisiana Housing Finance Agency
            Mortgage Revenue, AMT (GNMA)......     6.450    9/1/27      169,400
    395,000 Louisiana Housing Finance Agency
            Mortgage Revenue, AMT (GNMA)......     6.500    9/1/38      418,127
  3,105,000 Louisiana Local Government
            Environment Facilities Community
            Development Authority Revenue,
            Capital Projects & Equipment
            Acquisition (ACA).................     6.550    9/1/25    3,329,616
     65,000 Louisiana Public Facility
            Authority Revenue, Single Family..     7.375   10/1/12       65,742
     78,154 Louisiana Public Facility
            Authority Revenue.................     8.450   12/1/12       80,659
     70,000 Louisiana Public Facility
            Authority Revenue (AXA)...........     5.750   3/15/03       71,594
     80,000 Louisiana Public Facility
            Authority Revenue (AXA)...........     5.850   3/15/04       81,824

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Louisiana (continued)
 $   80,000 Louisiana Public Facility
            Authority Revenue (AXA)...........    5.950   3/15/05  $     81,813
    190,000 Louisiana Public Facility
            Authority Revenue, Mandatory Put
            6/1/05 @ 100 (FNMA)...............    5.800    6/1/25       196,036
    150,000 Louisiana Public Facility
             Authority Revenue, Multi-Family
             Housing, Carlyle Apartments,
             Mandatory Put 6/15/05 @ 100
             (AXA)............................    5.950   6/15/19       153,859
  1,205,000 Louisiana Public Services
            Authority Revenue, Mandatory Put
            6/1/05 @ 100 (FNMA)...............    5.800    6/1/25     1,243,282
  1,520,000 Tensas Parish Louisiana Law
            Enforcement District, Certificate
            Participation.....................    7.000    9/1/18     1,730,140
                                                                   ------------
                                                                      8,102,647
                                                                   ------------
            Maine -- 0.31%
    620,000 Maine Finance Authority Revenue,
            AMT (FSA).........................    5.200    7/1/18       629,529
                                                                   ------------
            Maryland -- 0.46%
     10,000 Annapolis Maryland Economic
            Development Revenue...............    4.600   10/1/02        10,131
     55,000 Annapolis Maryland Economic
            Development Revenue...............    4.700   10/1/03        56,121
      5,000 Annapolis Maryland Economic
            Development Revenue...............    4.800   10/1/04         5,120
     55,000 Annapolis Maryland Economic
            Development Revenue...............    5.000   10/1/06        56,379
     55,000 Annapolis Maryland Economic
            Development Revenue...............    5.000   10/1/07        56,109
     65,000 Annapolis Maryland Economic
            Development Revenue...............    5.000   10/1/08        65,939
    110,000 Baltimore County Maryland Mortgage
             Revenue, Three Garden Village
             Project, Series A (FHLMC)........    4.800    1/1/13       110,083
    410,000 Cecil County Maryland County
            Commerce Economic Development.....    6.875   1/15/08       427,253
    115,000 Cecil County Maryland County
            Commerce Economic Development.....    6.875   1/15/10       118,251
     30,000 Frederick County Maryland Economic
            Development (FHA).................    5.900    2/1/05        31,746
                                                                   ------------
                                                                        937,132
                                                                   ------------
            Massachusetts -- 2.63%
    480,000 Boston Massachusetts Industrial
             Development Finance Authority,
             Northend Community, Series A
             (FHA)............................    6.450    8/1/37       564,000
    135,000 Boston Massachusetts Revenue,
            Duetsches Altenheim, Inc., Series
            A (FHA)...........................    5.950   10/1/18       143,733
    145,000 Dartmouth Massachusetts Housing
             Development Corporation Mortgage
             Revenue (FHA/MBIA)...............    4.850    7/1/09       146,228
    115,000 Massachusetts Education Loan
            Authority, Issue D, Series A, AMT
            (MBIA)............................    7.250    1/1/09       117,266
    250,000 Massachusetts State Development
            (Asset GTY).......................    6.000    6/1/24       266,010
     15,000 Massachusetts State Health &
            Education Facilities Authority,
            Beth Israel Hospital, ETM.........    5.750    7/1/06        15,684
    530,000 Massachusetts State Housing
            Finance Agency (Asset GTY)........    4.850    9/1/13       526,417
    475,000 Massachusetts State Housing
             Finance Agency, Housing Revenue,
             Single Family, Series 44.........    5.900   12/1/13       490,609
     55,000 Massachusetts State Housing
            Finance Agency, Series A, AMT
            (MBIA)............................    6.125   12/1/11        58,229
    105,000 Massachusetts State Industrial
            Finance Agency, AMT (GNMA)........    5.400   8/20/12       110,006
  1,670,000 Massachusetts State Industrial
            Finance Agency, AMT (GNMA)........    6.450   8/20/39     1,787,500
    545,000 Massachusetts State Industrial
             Finance Agency, Higher Education,
             Hampshire College Project........    5.800   10/1/17       527,015
    575,000 Massachusetts State Industrial
             Finance Agency, Revenue Bond,
             Retirement Facility, AMT (GNMA)..    5.300   6/20/19       567,640
                                                                   ------------
                                                                      5,320,337
                                                                   ------------
            Michigan -- 0.91%
    100,000 Battle Creek Michigan Economic
            Development.......................    5.125    2/1/09       100,658
    195,000 Detroit Water Supply System, Water
            Utility Improvements, ETM.........    8.875    1/1/05       214,383
    190,000 Dickinson County Michigan Economic
            Development.......................    6.550    3/1/07       193,302
    210,000 Grand Rapids Charter Township
            Michigan..........................    5.200    7/1/14       209,410
     40,000 Michigan State Hospital Financial
            Authority Revenue, ETM............    6.200    1/1/03        41,091
    145,000 Michigan State Hospital Financial
            Authority Revenue, ETM............    7.000    7/1/05       154,092

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Michigan (continued)
 $  120,000 Michigan State Hospital Financial
            Authority, St. Joseph Mercy
            Hospital, ETM.....................    9.250     7/1/03 $    127,081
     75,000 Michigan State Housing Development
            Authority, Series A...............    6.000     6/1/06       79,389
      5,000 Michigan State Housing Development
            Authority, AMT (AMBAC)............    5.050    12/1/07        5,137
      5,000 Michigan State Housing Development
            Authority, AMT (AMBAC)............    5.150    12/1/08        5,171
      5,000 Michigan State Housing Development
            Authority, AMT (AMBAC)............    5.250    12/1/09        5,207
      5,000 Michigan State Housing Development
            Authority, AMT (AMBAC)............    5.350    12/1/10        5,188
    400,000 Michigan State Housing Development
            Authority, Home Improvement,
            Series B, AMT.....................    7.650    12/1/12      401,820
    125,000 Michigan State Strategic Fund
            Ltd., ETM.........................    7.875    8/15/05      135,353
    145,000 Saginaw Michigan Hospital Finance
            Authority, ETM....................    7.500    11/1/10      168,380
                                                                   ------------
                                                                      1,845,662
                                                                   ------------
            Minnesota -- 0.79%
     95,000 Cambridge Minnesota Mortgage
            Revenue (GNMA)....................    5.400   11/20/05       99,658
     45,000 Dakota County Minnesota Housing &
            Redevelopment Authority, AMT
            (GNMA/FNMA).......................    5.500    10/1/01       45,297
     10,000 Dakota County Minnesota Housing &
            Redevelopment Authority, AMT
            (GNMA/FNMA).......................    5.550    10/1/02       10,176
     10,000 Dakota County Minnesota Housing &
            Redevelopment Authority, AMT
            (GNMA/FNMA).......................    5.750    10/1/04       10,372
     80,000 Fridley Minnesota Community
             Development Revenue, Mandatory
             Put 9/1/01 @100, AMT (LOC).......    5.375     9/1/16       80,259
    105,000 Monticello Minnesota Pollution
            Control Revenue...................    5.375     2/1/03      105,118
     35,000 North Suburban Hospital District
             Minnanoka & Ramsey Counties,
             Hospital Revenue, Health Central,
             Inc., ETM........................    7.125     5/1/09       38,515
    145,000 Rochester Minnesota Hospital
            Revenue, ETM......................    5.750    10/1/07      152,582
  1,000,000 White Earth Band of Chippewa
            Indians, Revenue, Series A (ACA)..    7.000    12/1/11    1,044,730
                                                                   ------------
                                                                      1,586,707
                                                                   ------------
            Mississippi -- 2.36%
    310,000 Corinth & Alcorn County
            Mississippi Hospital Revenue......    5.000    10/1/08      290,455
    185,000 Corinth & Alcorn County
            Mississippi Hospital Revenue......    5.125    10/1/10      169,806
    700,000 Jackson Mississippi Housing
            Authority, AMT (FSA)..............    5.300     4/1/19      684,047
    920,000 Jackson Mississippi Housing
            Authority, Mandatory Put 4/1/19 @
            100, AMT..........................    5.400     4/1/39      880,457
    505,000 Lincoln County Mississippi
            Hospital Revenue (Asset GTY)......    5.500     4/1/18      509,207
     70,000 Mississippi Business Finance
            Corp., AMT (LOC)..................    5.450     9/1/01       70,224
     80,000 Mississippi Business Finance
            Corp., AMT (LOC)..................    5.600     9/1/02       80,948
     80,000 Mississippi Business Finance
            Corp., AMT (LOC)..................    5.800     9/1/04       81,818
     95,000 Mississippi Business Finance
            Corp., AMT (LOC)..................    5.900     9/1/05       97,126
    995,000 Mississippi Business Finance
            Corp., Series A (GNMA)............    5.450    5/20/34      974,303
     70,000 Mississippi Home Corporation
            Single Family Revenue
            (GNMA/FNMA).......................    5.125    12/1/17       70,334
     25,000 Mississippi Home Corporation
            Single Family Revenue, AMT
            (GNMA)............................    5.000     6/1/04       25,603
    745,000 Mississippi Home Corporation
            Single Family Revenue, AMT
            (GNMA/FNMA).......................    7.375     6/1/28      836,531
                                                                   ------------
                                                                      4,770,859
                                                                   ------------
            Missouri -- 2.15%
    600,000 Boone County Missouri Industrial
             Development Authority, Otscon,
             Inc. Project, Mandatory Put
             5/1/05 @ 100, AMT (LOC)..........    5.125     5/1/05      602,124
     40,000 Bridgeton Missouri Industrial
            Development (GNMA)................    5.250   12/20/19       39,933
  1,255,000 Kansas City Missouri Industrial
             Development Authority Multi-
             Family Housing Revenue, Walnut
             Grove Apartments, Section 8
             Assisted, Series A, AMT..........    6.550   12/15/15    1,258,426
    615,000 Missouri State Development
             Financing Board, Recreational
             Facilities, YMCA Greater
             St. Louis Project, Series A
             (LOC)............................    4.750     9/1/07      622,608
    230,000 Missouri State Development
             Financing Board, Recreational
             Facilities, YMCA Greater
             St. Louis Project, Series A
             (LOC)............................    4.900     9/1/10      232,459

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Missouri (continued)
 $   80,000 Missouri State Housing Development
             Community Mortgage, Single
             Family, AMT (GNMA)...............    6.625    12/1/17 $     82,288
    180,000 Pacific Missouri Industrial
            Development Revenue, AMT (LOC)....    5.950     5/1/07      190,503
    180,000 Pacific Missouri Industrial
            Development Revenue, AMT (LOC)....    6.200     5/1/12      190,426
    180,000 Pacific Missouri Industrial
            Development, Clayton Corp.
            Project, AMT (LOC)................    6.450     5/1/17      189,326
    105,000 Sikeston Missouri Electrical
            Revenue, ETM......................    6.250     6/1/08      112,771
    360,000 St. Charles County Missouri Health
            Care..............................    5.400   11/15/16      357,588
    190,000 St. Louis County Missouri Regional
            Convention & Sports Complex,
            Series B..........................    6.500    8/15/01      190,743
    150,000 St. Louis Missouri Land Clearance
             Redevelopment Authority,
             Westminster Place Apartments,
             Mandatory Put 4/1/07 @100
             (FNMA)...........................    5.950     7/1/22      159,555
    110,000 St. Louis Missouri Parking
            Facilities, Prerefunded 12/15/02 @
            102...............................    6.625   12/15/21      117,912
                                                                   ------------
                                                                      4,346,662
                                                                   ------------
            Montana -- 0.06%
    120,000 Missoula County Hospital, ETM.....    7.125     6/1/07      131,048
                                                                   ------------
            Nebraska -- 1.48%
  1,000,000 Clay County Nebraska Industrial
            Development Revenue, AMT (LOC)....    4.750    3/15/09      989,809
    390,000 Clay County Nebraska, AMT (LOC)...    5.250    3/15/14      385,078
     40,000 Fillmore County Nebraska
            Industrial Development Revenue,
            AMT (LOC).........................    5.000    12/1/11       39,642
     50,000 Fillmore County Nebraska
            Industrial Development Revenue,
            AMT (LOC).........................    5.200    12/1/13       49,110
    395,000 Nebraska Help, Inc. Revenue Bond,
            Student Loan Program, AMT (MBIA)..    5.250     6/1/02      401,450
    490,000 Nebraska Investment Financial
             Authority Multi-Family Housing,
             Old Cheney Apartments, Mandatory
             Put 12/1/05 @100 (FNMA)..........    5.500    12/1/25      510,864
    160,000 Nebraska Investment Financial
             Authority Multi-Family Housing,
             Tara Hills Village (FNMA)........    4.875     1/1/08      164,522
    275,000 Omaha Public Power District, ETM..    5.750     2/1/03      275,470
    170,000 Woolworth Nebraska Housing
            Development (MBIA)................    5.350     7/1/21      168,557
                                                                   ------------
                                                                      2,984,502
                                                                   ------------
            Nevada -- 0.73%
    115,000 Nevada Housing Division, AMT......    6.450    10/1/07      120,821
     85,000 Nevada Housing Division, AMT......    6.000    10/1/09       89,679
    120,000 Nevada Housing Division, AMT
            (FNMA)............................    5.900     4/1/06      124,752
    120,000 Nevada Housing Division, AMT
            (FNMA)............................    5.500    10/1/09      122,152
    320,000 Nevada Housing Division, Multi-
            Unit, Arville Project, AMT
            (FNMA)............................    6.500    10/1/16      339,485
    110,000 Nevada Housing Division, Single
            Family Mortgage, Series A, AMT....    6.350    10/1/07      113,744
     95,000 Nevada Housing Division, Single
            Family Mortgage, Series C-1.......    5.450     4/1/10       96,701
    100,000 Nevada Housing Division, Single
            Family Mortgage, Series B-1.......    4.950     4/1/12       99,745
    365,000 Nevada Housing Division, Single
            Family Mortgage, Series C-1.......    5.600     4/1/17      374,406
                                                                   ------------
                                                                      1,481,485
                                                                   ------------
            New Hampshire -- 0.54%
     45,000 New Hampshire Higher Education &
            Health Facilities, Franklin Pierce
            College (ACA).....................    4.900    10/1/08       44,859
    120,000 New Hampshire Higher Education &
            Health Facilities, Franklin Pierce
            College (ACA).....................    5.000    10/1/09      119,441
    205,000 New Hampshire Higher Education &
            Health Facilities, Kendal at
            Hanover Issue (LOC)...............    5.200    10/1/06      206,132
    150,000 New Hampshire Higher Education &
            Health Facilities, Kendal at
            Hanover Issue (LOC)...............    5.300    10/1/07      150,899
     40,000 New Hampshire Higher Education &
            Health Facilities, Rivier
            College...........................    4.650     1/1/04       40,459
     40,000 New Hampshire Higher Education &
            Health Facilities, Rivier
            College...........................    4.750     1/1/05       40,474
     10,000 New Hampshire Higher Education &
            Health Facilities, Rivier
            College...........................    4.850     1/1/07       10,069
     55,000 New Hampshire Higher Education &
            Health Facilities, Rivier
            College...........................    4.900     1/1/08       55,113
    315,000 New Hampshire Higher Education &
            Health Facilities, Rivier
            College...........................    5.550     1/1/18      303,080
    130,000 New Hampshire Higher Education &
            Health Facilities, St. Anselm
            College...........................    5.150     7/1/29      125,354
                                                                   ------------
                                                                      1,095,880
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            New Jersey -- 2.14%
 $  100,000 Camden County New Jersey Municipal
             Utilities Authority Sewer
             Revenue, Series A (FGIC), Zero
             Coupon...........................     0.000   9/1/15  $     48,830
    140,000 Camden County New Jersey Municipal
             Utilities Authortiy Sewer
             Revenue, Series A (FGIC), Zero
             Coupon...........................     0.000   9/1/14        72,747
    200,000 Essex County New Jersey Utilities
             Authority (FSA)..................     4.800   4/1/14       200,764
     40,000 Glouchester County New Jersey
             Improvement Authority, AMT
             (County GTY).....................     4.500  11/1/03        40,964
     50,000 Glouchester County New Jersey
             Improvement Authority, AMT
             (County GTY).....................     5.000  11/1/10        51,354
     45,000 New Jersey Building Authority
             Revenue, ETM.....................     9.625   2/1/03        47,926
  2,095,000 New Jersey Economic Development
             Authority Revenue, Optional Put
             12/1/02 @100.....................     4.950  12/1/28     2,094,999
     55,000 New Jersey Economic Development
             Authority Revenue (ACA)..........     4.600   7/1/02        55,609
     80,000 New Jersey Economic Development
             Authority Revenue (ACA)..........     4.750   7/1/03        81,243
     80,000 New Jersey Economic Development
             Authority Revenue (ACA)..........     4.850   7/1/04        81,401
    565,000 New Jersey Economic Development
             Authority Revenue, Series B, AMT
             (LOC)............................     5.300  12/1/07       583,956
    290,000 New Jersey State Educational
             Facilities Authority.............     7.250   7/1/25       301,238
    500,000 New Jersey State Housing &
             Mortgage Finance Agency, Multi-
             Family Housing Revenue, Series A
             (AMBAC)..........................     5.300   5/1/06       523,530
    125,000 New Jersey State Turnpike
             Authority Turnpike Revenue, ETM..    10.375   1/1/03       133,473
                                                                   ------------
                                                                      4,318,034
                                                                   ------------
            New Mexico -- 0.57%
  1,035,000 Albuquerque New Mexico
             Collateralized (FGIC), Zero
             Coupon...........................     0.000  5/15/11       521,661
    370,000 Bernalillo County New Mexico
             Multi-Family, Mandatory Put
             11/1/06 @100 (AXA)...............     5.800  11/1/25       387,975
     55,000 Hobbs New Mexico, Single Family
             Mortgage, Revenue Refunding......     8.750   7/1/11        58,000
     50,000 New Mexico Mortgage Financing
             Authority (GNMA/FNMA)............     5.500   7/1/17        51,036
    125,000 New Mexico Mortgage Financing
             Authority (GNMA/FNMA)............     5.600   7/1/28       126,766
        574 Santa Fe New Mexico, Single Family
             Mortgage.........................     8.450  12/1/11           594
                                                                   ------------
                                                                      1,146,032
                                                                   ------------
            New York -- 4.04%
    125,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC)...     5.200  12/1/13       127,039
    110,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC)...     5.400  12/1/18       110,459
    335,000 Albany New York Housing Authority,
             Housing Revenue, Lark Drive
             Association Project, AMT (LOC)...     5.500  12/1/28       332,169
     55,000 Amherst New York Industrial
             Development Agency, Lease
             Revenue, Multi-Surface Rink
             Complex, ETM (LOC)...............     4.750  10/1/02        56,349
     95,000 Amherst New York Industrial
             Development Agency, Lease
             Revenue, Multi-Surface Rink
             Complex, ETM (LOC)...............     5.180  10/1/06       102,338
    125,000 Capital District Youth Center New
             York (LOC).......................     6.000   2/1/17       128,900
    805,000 Dutchess County New York Resource
             Recovery Agency, Solid Waste
             Systems, Series C, AMT (MBIA)....     5.000   1/1/10       835,220
    110,000 New York City Industrial
             Development Agency, College of
             Aeronautics Project..............     5.000   5/1/06       111,169
     70,000 New York City Industrial
             Development Agency, College of
             Aeronautics Project..............     5.200   5/1/09        70,399
    990,000 New York New York, Series B
             (AMBAC)..........................     7.250  8/15/07     1,162,200
    455,000 New York State Dormitory Authority
             Lease Revenue, State University
             Dormitory Facilities, Series A
             (AMBAC)..........................     5.250   7/1/12       480,307
      5,000 New York State Dormitory Authority
             Revenue, Zero Coupon, ETM........     0.000   7/1/04         4,363
    320,000 New York State Dormitory Authority
             Revenue, D'Youville College
             (Asset GTY)......................     4.375   7/1/08       320,077
    745,000 New York State Dormitory Authority
             Revenue, Hunts Point Multi-
             Service Center...................     5.625   7/1/22       767,633
    240,000 New York State Dormitory Authority
             Revenue, Lutheran Social Services
             (AMBAC/FHA)......................     5.125   2/1/18       236,882

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            New York (continued)
 $  325,000 New York State Dormitory Authority
             Revenue, St. Mary's Hospital
             Amsterdam (MBIA).................    5.250     5/1/05 $    343,496
    205,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................    4.550     2/1/04      210,857
    175,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................    4.650     2/1/05      181,164
    230,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................    4.700     2/1/06      239,103
    300,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................    5.000     1/1/13      307,130
    245,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................    5.000     1/1/13      250,824
    245,000 Oneida County New York Industrial
             Development Agency Revenue, Civic
             Facilities-Mohawk Valley, Series
             A (FSA)..........................    5.200     2/1/13      254,298
    100,000 Onondaga County New York
             Industrial Development Agency,
             Civic Facilities Revenue, Lemoyne
             College, Series A................    5.500     3/1/14      100,388
     40,000 Onondaga County New York
             Industrial Development, Lemoyne
             College..........................    5.000     3/1/07       40,202
    315,000 Schenectady New York Industrial
             Development Agency, Civic
             Facilities Revenue, Schaffer
             Heights (GNMA)...................    5.250    11/1/10      315,000
    595,000 Syracuse New York Housing
             Authority Revenue (FHA)..........    5.000     8/1/07      621,043
     90,000 Triborough Bridge & Tunnel
             Authority........................    7.250     1/1/10      103,510
     95,000 UFA Development Corp. New York
             Mortgage (FHA)...................    5.150     7/1/03       94,723
     60,000 Ulster County New York Industrial
             Development (LOC)................    4.400   11/15/01       60,359
     60,000 Ulster County New York Industrial
             Development (LOC)................    4.500   11/15/02       60,446
    140,000 Yates County New York Industrial
             Development Agency, Civic
             Facilities Revenue, Soldiers &
             Sailors Memorial (FHA)...........    5.500     2/1/19      143,346
                                                                   ------------
                                                                      8,171,393
                                                                   ------------
            North Carolina -- 0.46%
    825,000 North Carolina Medical Care,
             Community Hospital Revenue Bond,
             ETM..............................    7.625    10/1/08      929,445
                                                                   ------------
            North Dakota -- 0.95%
    120,000 North Dakota State Housing Finance
             Agency Revenue, Homemortgage
             Finance, Series E, AMT...........    4.500     7/1/07      120,876
     95,000 North Dakota State Housing Finance
             Agency Revenue, Homemortgage
             Finance, Series E, AMT...........    4.550     1/1/08       95,211
    150,000 North Dakota State Housing Finance
             Agency Revenue, Homemortgage
             Finance, Series E, AMT...........    4.850     7/1/11      149,295
    150,000 North Dakota State Housing Finance
             Agency Revenue, Homemortgage
             Finance, Series E, AMT...........    4.950     1/1/12      149,271
    100,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....    4.500     1/1/07      100,386
     90,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....    4.550     1/1/08       90,200
    290,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....    4.550     7/1/08      290,687
    120,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....    4.650     1/1/09      120,300
    335,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....    4.850     7/1/11      333,426
    330,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....    4.950     1/1/12      327,073
    145,000 North Dakota State Housing Finance
             Agency Revenue, Series D, AMT....    5.000     1/1/13      143,625
                                                                   ------------
                                                                      1,920,350
                                                                   ------------
            Ohio -- 3.65%
    113,739 Bridlewood Apartments, Put Option
             9/1/01 @ 100.....................    5.600     9/1/21      113,739
    745,000 Cuyahoga County Ohio Mortgage
             Revenue, AMT (GNMA)..............    5.200    9/20/09      757,881
    325,000 Cuyahoga County Ohio Multi-Family
             Housing, AMT (GNMA)..............    6.250   12/20/36      345,264

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                                       Security                                                   Maturity    Value
   Amount                                      Description                                         Rate (%)   Date     (Note 2)
 ---------                                     -----------                                         -------- --------   --------

            Municipal Bonds (continued)
            Ohio (continued)
 $  625,000 Franklin County Ohio Housing Revenue, Rosewind Limited Partnership Project, AMT..       4.900     1/1/02 $    631,263
    300,000 Hancock County Ohio Multi-Family Housing, Crystal Glen Apartments, AMT (LOC).....       5.050     1/1/10      288,903
     70,000 Jefferson County Ohio (Asset GTY)................................................       6.625    12/1/05       73,844
    575,000 Knox County Ohio Hospital Facilities Revenue, Knox Community Hospital
             (Asset GTY).....................................................................       5.000     6/1/12      575,696
    390,000 Lorain County Ohio Health Care Facilities, Put Option 2/1/02 @ 100...............       4.750     2/1/22      390,378
    270,000 Lorain County Ohio Hospital Revenue, Humility of Mary Health Care, ETM...........       7.125   12/15/06      279,769
    245,000 Lorain County Ohio Hospital Revenue, Humility of Mary Health Care, ETM...........       7.200   12/15/11      254,112
  1,380,000 Lorain County Ohio Hospital Revenue, Humility of Mary Health Care, Prerefunded
             6/15/05 @ 100...................................................................       5.900   12/15/08    1,464,883
     70,000 Lucas-Palmer Housing Development Corporation of Ohio (FHA/MBIA)..................       5.900     7/1/07       73,747
    215,000 Ohio Capital Corporation For Housing, Mortgage Revenue, Georgetown Village Ltd.,
             Section 8 Assisted Project (FHA)................................................       6.625     7/1/22      220,252
     25,000 Ohio Capital Corporation For Housing, Mortgage Revenue, Section 8 Assisted
             Project, Series A (FHA/MBIA)....................................................       4.500     1/1/03       25,084
     65,000 Ohio Capital Corporation For Housing, Mortgage Revenue, Section 8 Assisted
             Project (FHA/MBIA)..............................................................       5.700     1/1/05       67,304
    435,000 Ohio Capital Corporation For Housing, Mortgage Revenue, Section 8 Assisted
             Project (FHA/MBIA)..............................................................       5.100     7/1/09      435,992
     20,000 Ohio State Mortgage Revenue (FHA)................................................       5.600     8/1/06       20,849
     65,000 Ohio State Pollution Control Revenue, General Motors Corp. Project...............       6.500     3/1/06       65,124
     35,000 Ohio State Water Development Pollution Control, ETM..............................       6.375     6/1/07       37,771
    430,000 Ohio State Water Development Pollution Control, General Motors Corp..............       5.900    6/15/08      433,315
    120,000 Portage County Ohio Hospital Revenue, ETM........................................       6.700    12/1/07      130,158
    225,000 Sandusky County Ohio Health Care Facilities Revenue (FNMA).......................       5.150     7/1/09      236,135
    210,000 Stark County Ohio Health Care Facilty Review (GNMA)..............................       5.300    7/20/18      212,671
    230,000 Stark County Ohio Health Care Facilty Review (GNMA)..............................       5.350    7/20/23      231,127
                                                                                                                     ------------
                                                                                                                        7,365,261
                                                                                                                     ------------
            Oklahoma -- 2.08%
  2,580,000 Canadian County Oklahoma Home Financing Authority, Single Family Mortgage, Series A,
             Bonds Convert to 6.70% on 9/1/01, (GNMA)........................................       5.900     9/1/32    2,681,781
    300,000 Cleveland County Oklahoma Home Loan..............................................       8.375     8/1/12      309,537
    500,000 Grand River Dam Authority Oklahoma Revenue, ETM..................................       6.250    11/1/08      532,685
     90,000 Mc Alester Oklahoma Public Works Authority, ETM (FSA)............................       8.250    12/1/04      103,702
    190,000 Mc Alester Oklahoma Public Works Authority, ETM (FSA)............................       8.250    12/1/05      225,177
     40,000 Mc Alester Oklahoma Public Works Authority, ETM (FSA)............................       8.250    12/1/06       48,578
    120,000 Oklahoma Housing Finance Agency Multi-Family (FNMA)..............................       5.100    12/1/07      120,262
     50,000 Payne County Oklahoma Home Financial Authority...................................       8.625     3/1/11       51,904
    125,000 Tulsa County Oklahoma Home Financial, Mandatory Put 12/1/04 @100 (AXA)...........       5.350    12/1/18      125,603
                                                                                                                     ------------
                                                                                                                        4,199,229
                                                                                                                     ------------
            Oregon -- 1.72%
    600,000 Cow Creek Band Umpqua Tribe of Indians, Ore Revenue, Series B, (AMBAC)*..........       4.250     7/1/03      612,510
  1,850,000 Cow Creek Band Umpqua Tribe of Indians, Series B (AMBAC).........................       5.100     7/1/12    1,895,121
    380,000 Oregon Economic Development, Revenue Bond, Industrial Improvements, Globe Union,
             Inc.............................................................................       6.250     4/1/03      379,521
    445,000 Oregon State Health Housing, Educational & Cultural Facilities, Cedar West
             Housing Project, Series A, AMT (LOC)............................................       4.650     1/2/08      444,626
    135,000 Port St. Helen Oregon Pollution Control, Prerefunded 2/1/02 @ 100................       7.750     2/1/06      138,357
                                                                                                                     ------------
                                                                                                                        3,470,135
                                                                                                                     ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Pennsylvania -- 14.85%
 $   70,000 Aliquippa Pennsylvania, Partially
             ETM (Asset GTY)..................    8.250    9/15/01 $     70,742
     50,000 Allegheny County Pennsylvania
             Hospital Development Authority
             Revenue, ETM.....................    6.750     7/1/05       52,758
    410,000 Allegheny County Pennsylvania
             Hospital Development Authority
             Revenue (MBIA)...................    4.650    11/1/09      413,695
    260,000 Allegheny County Pennsylvania
             Hospital Development Authority
             Revenue (MBIA)...................    5.000    11/1/23      244,332
    680,000 Allegheny County Pennsylvania
             Hospital Development Authority
             Revenue, Prerefunded, 9/1/07 @
             100, (MBIA)......................    6.200     9/1/15      749,325
    225,000 Allegheny County Pennsylvania
             Industrial Development, HVL Plaza
             Project, AMT (LOC)...............    6.000    10/1/04      225,416
     50,000 Allegheny County Pennsylvania
             Residential Finance Authority
             (GNMA)...........................    6.500    11/1/14       51,251
    150,000 Allegheny County Pennsylvania
             Residential Finance Authority,
             Single Family Mortgage, Series
             DD-2, AMT (GNMA).................    4.950     5/1/09      154,002
     70,000 Allegheny County Pennsylvania, SFM
             (GNMA)...........................    5.200     5/1/17       69,696
     85,000 Allentown Pennsylvania Area
             Hospital Authority, Sacred Heart
             Hospital of Allentown............    6.200   11/15/03       83,824
    530,000 Beaver County Pennsylvania
             Industrial Development Authority
             (GNMA)...........................    4.850    5/20/10      536,969
    290,000 Berks County Pennsylvania
             Municipal Authority Health Care..    5.000     3/1/28      259,953
    390,000 Berks County Pennsylvania
             Redevelopment Authority, Muliti-
             Family Revenue (FNMA)............    5.150     1/1/19      379,481
     55,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    4.650   10/15/01       55,245
     70,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    4.750   10/15/02       70,678
     70,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    4.850   10/15/03       70,898
     85,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    4.900   10/15/04       85,649
     60,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    5.000   10/15/06       60,200
    105,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    5.000   10/15/07      104,470
     10,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    5.100   10/15/08        9,915
     70,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    5.125   10/15/09       68,865
     95,000 Chester County Pennsylvania Health
             & Education Finance Authority,
             Immaculata College...............    5.300   10/15/11       92,596
  1,000,000 Clearfield Pennsylvania Hospital
             Authority Revenue, Clearfield
             Hospital Project.................    6.875     6/1/16    1,002,789
    290,000 Cumberland County Pennsylvania
             Municipal Authority Revenue,
             Presbyterian Homes, Inc.
             Project..........................    6.000    12/1/26      271,681
    200,000 Dauphin County Pennsylvania,
             Mandatory Put 6/1/04 @ 100.......    6.700     6/1/26      205,936
    175,000 Dauphin County Pennsylvania,
             Mandatory Put 6/1/09 @ 100.......    6.850     6/1/26      179,760
     50,000 Delaware County Pennsylvania
             Authority College Revenue,
             Eastern College..................    4.750    10/1/06       49,546
     50,000 Delaware County Pennsylvania
             Authority College Revenue,
             Eastern College, Series B........    4.850    10/1/07       49,352
     80,000 Delaware County Pennsylvania
             Authority College Revenue,
             Eastern College..................    4.950    10/1/08       78,606
    840,000 Delaware County Pennsylvania
             Authority College Revenue,
             Eastern College, Series B........    5.500    10/1/19      775,950
     95,000 Delaware County Pennsylvania
             Authority Hospital Revenue,
             Riddle Memorial Hospital, ETM....    5.900     1/1/02       96,443
     40,000 Delaware County Pennsylvania
             Authority Revenue, Dunwoody
             Village Project..................    5.625     4/1/09       40,352
    300,000 Delaware County Pennsylvania
             Authority Revenue, Dunwoody
             Village Project..................    6.250     4/1/30      301,422
     60,000 Delaware County Pennsylvania
             Authority University Revenue,
             Villanova University, ETM........    9.625     8/1/02       62,118
    330,000 Erie Pennsylvania Higher Education
             Building Authority, College
             Revenue, Gannon University
             Project, Series B................    5.750    3/15/13      331,709

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Pennsylvania (continued)
 $  150,000 Erie Pennsylvania Higher Education
             Building Authority, College
             Revenue, Gannon University
             Project, Series A................    5.750    3/15/13 $    150,777
    200,000 Erie Pennsylvania Higher Education
             Building Authority, College
             Revenue, Gannon University
             Project..........................    5.200    7/15/16      186,860
     10,000 Erie Pennsylvania Higher Education
             Building Authority, Mercyhurst
             College Project..................    5.750    3/15/12       10,132
    110,000 Erie Pennsylvania Higher Education
             Building Authority, Mercyhurst
             College Project..................    5.850    3/15/17      108,079
    170,000 Falls Township Pennsylvania
             Hospital Authority, Hospital
             Revenue, Delaware Valley Medical
             (FHA)............................    6.900     8/1/11      175,267
     70,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital
             (AMBAC)..........................    5.200    6/15/04       73,181
    275,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital
             (AMBAC)..........................    5.400    6/15/06      292,146
    150,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital
             (AMBAC)..........................    5.450    6/15/07      160,070
    350,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital
             (AMBAC)..........................    5.550    6/15/08      375,501
    370,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital
             (AMBAC)..........................    5.650    6/15/09      396,359
  1,000,000 Fayette County Pennsylvania
             Hospital Authority, Hospital
             Revenue, The Uniontown Hospital..    5.750    6/15/15    1,051,250
    500,000 Fleetwood Pennsylvania Area School
             District, GO (FGIC)..............    4.700     4/1/14      492,275
     85,000 Greene County Pennsylvania
             Industrial Development Authority,
             Monongahela Power Co., Series B
             (MBIA)...........................    5.100     2/1/12       87,995
     50,000 Hazleton Pennsylvania Area School
             District, Series A (FGIC)........    5.000     3/1/10       51,883
     40,000 Hazleton Pennsylvania Area School
             District, Series A (FGIC)........    5.000     3/1/11       41,203
     25,000 Indiana County Pennsylvania
             Industrial Development Authority,
             Pollution Control Revenue
             (MBIA)...........................    6.000     6/1/06       27,326
     40,000 Lebanon County Pennsylvania Good
             Samaritan Hospital Authority,
             ETM..............................    6.800    11/1/01       40,544
    370,000 Mifflin County Pennsylvania
             Hospital Authority, Lewiston
             Hospital (Asset GTY).............    5.250     7/1/04      383,857
    255,000 Mifflin County Pennsylvania
             Hospital Authority, Lewiston
             Hospital (Asset GTY).............    5.300     7/1/05      264,634
    235,000 Mifflin County Pennsylvania
             Hospital Authority, Lewiston
             Hospital (Asset GTY).............    5.500     7/1/12      243,138
    500,000 Mifflin County Pennsylvania
             Hospital Authority, Lewiston
             Hospital (Asset GTY).............    6.000     7/1/15      524,435
    235,000 Monroeville Pennsylvania Hospital
             Authority, East Suburban Health
             Center Project, Prerefunded
             7/1/04 @ 100.....................    7.600     7/1/04      252,298
     65,000 Montgomery County Pennsylvania
             (LOC)............................    6.750   11/15/04       67,698
     55,000 Montgomery County Pennsylvania
             Industrial Development Authority
             Health Facilities Revenue........    6.400     6/1/03       55,692
  2,300,000 Montgomery County Pennsylvania
             Industrial Development Authority
             Pollution Control Revenue, Peco
             Energy, Series A, Mandatory Put,
             10/1/04 @100.....................    5.200    10/1/30    2,370,931
     50,000 Montgomery County Pennsylvania,
             ETM..............................    9.000    8/15/04       53,657
     25,000 Northampton County Pennsylvania
             Industrial Development Authority
             Revenue, ETM.....................    7.200   12/15/01       25,265
    380,000 Pennsylvania Housing Finance
             Agency, Bonds Convert to 5.25% on
             10/1/08, Zero Coupon.............     .000     4/1/30      225,861
     95,000 Pennsylvania Housing Finance
             Agency, Rental Housing (FNMA)....    5.150     7/1/03       97,123
  1,205,000 Pennsylvania Housing Finance
             Agency, Rental Housing (FNMA)....    6.500     7/1/23    1,240,330
    100,000 Pennsylvania Housing Finance
             Agency, Single Family Mortgage,
             Series 58A, AMT..................    5.000    10/1/04      102,667
     55,000 Pennsylvania Housing Finance
             Agency, Single Family Mortgage,
             Series 1991 31A, AMT.............    7.000    10/1/05       56,289
    540,000 Pennsylvania Housing Finance
             Agency, Single Family Mortgage,
             Series 65A, AMT..................    4.600    10/1/08      548,942
    720,000 Pennsylvania State Finance
             Authority Revenue, Municipal
             Capital Improvement Program......    6.600    11/1/09      768,888

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Pennsylvania (continued)
 $  200,000 Pennsylvania State Higher
             Education Facilities, Authority
             College & University Revenue
             (Asset GTY)......................    5.150    3/15/20 $    202,136
     50,000 Pennsylvania State Higher
             Education Facilities Authority
             Health Services Revenue (MBIA)...    5.400   11/15/07       52,768
    740,000 Pennsylvania State Higher
             Educational Facilities Authority
             Health Services Revenue (MBIA)...    5.600   11/15/09      786,213
    540,000 Pennsylvania State Higher
             Educational Facilities Authority
             Health Services Revenue (MBIA)...    5.700   11/15/11      579,512
    100,000 Pennsylvania State Higher
             Educational Facilities Authority,
             Health Services Revenue,
             Allegheny Delaware Valley
             Obligation Group.................    5.600   11/15/09      105,287
    375,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........    5.000    11/1/08      378,398
    145,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........    4.550    11/1/09      145,409
    205,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........    4.650    11/1/10      206,847
    200,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........    4.900    11/1/12      200,414
    135,000 Pennsylvania State Higher
             Educational Facilities, Gwynedd-
             Mercy College (Asset GTY)........    5.000    11/1/13      135,644
    350,000 Pennsylvania State Higher
             Educational Facilities, Heath
             Services (MBIA)..................    5.875   11/15/18      358,243
     40,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................    4.750    3/15/05       40,242
     70,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................    4.850    3/15/06       70,405
     80,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................    5.100    3/15/09       80,406
     80,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................    5.200    3/15/10       80,488
     80,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................    5.250    3/15/11       80,454
     80,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................    5.300    3/15/12       80,373
    500,000 Pennsylvania State Higher
             Educational Facilities,
             University of the Arts (Asset
             GTY).............................    5.500    3/15/13      515,365
    200,000 Pennsylvania State Higher
             Educational Facilities, UPMC
             Health System (FSA)..............    5.250     8/1/10      209,902
    200,000 Pennsylvania State Higher
             Educational Facilities, UPMC
             Health System (FSA)..............    5.250     8/1/11      209,260
     40,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................    5.000     1/1/02       40,381
     40,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................    5.100     1/1/03       40,734
     55,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................    5.200     1/1/04       56,352
     55,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................    5.300     1/1/05       56,656
     55,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................    5.400     1/1/06       56,788
    315,000 Pennsylvania State Higher
             Educational Facilities, Ursinus
             College..........................    5.850     1/1/17      311,132
     60,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development, Development
             Reviews..........................    5.000    8/15/09       56,938
    130,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development (FHA)................    4.750     2/1/08      131,355
    200,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development, Jeanes Physicians'
             Office...........................    9.375     7/1/10      202,714
    170,000 Philadelphia Pennsylvania
             Authority For Industrial
             Development, National Board of
             Medical Examiners Project,
             Prerefunded 5/1/02 @ 102.........    6.500     5/1/05      178,536
     70,000 Philadelphia Pennsylvania
             Authority Industrial Development
             Revenue, Simpson House Project...    5.000    8/15/10       65,831
     60,000 Philadelphia Pennsylvania
             Authority Industrial Development
             Revenue, Simpson House Project...    5.100    8/15/11       56,338
  1,005,000 Philadelphia Pennsylvania
             Hospitals & Higher Education
             Facilities, Friends Hospital
             (ACA)............................    6.200     5/1/11    1,048,164
    810,000 Philadelphia Pennsylvania
             Hospitals & Higher Education
             Facilities, Health Systems,
             Series A (FHA)...................    5.375     1/1/28      798,385
    865,000 Philadelphia Pennsylvania
             Hospitals & Higher Education
             Facilities, St. Agnes Medical
             Center, Series A (MBIA)..........    5.000     7/1/05      870,682
    185,000 Philadelphia Pennsylvania
             Redevelopment Authority Housing
             Revenue, Multi-Family (FHA)......    5.450     2/1/23      186,069
     25,000 Pittsburgh Pennsylvania Urban
             Redevelopment Authority, Oliver
             Garage Project (FGIC)............    5.200     6/1/11       25,587

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Pennsylvania (continued)
 $   55,000 Pittsburgh Pennsylvania Urban
             Redevelopment Authority, Series
             C, AMT (GNMA/FNMA)...............    5.950    10/1/29 $     56,142
     60,000 Potter County Pennsylvania
             Hospital Authority Revenue (Asset
             GTY).............................    5.100     8/1/02       61,351
    200,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic.....................    4.700     7/1/01      200,000
    205,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic.....................    4.800     7/1/02      201,349
    150,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic, Prerefunded 7/1/04
             @ 102............................    7.250     7/1/04      168,444
    220,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic.....................    5.150     7/1/09      195,606
    540,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic.....................    5.500     7/1/18      440,791
    550,000 Pottsville Pennsylvania Hospital
             Authority, Pottsville Hospital &
             Warne Clinic (ACA)...............    5.625     7/1/24      523,105
    150,000 Rose Tree Media Pennsylvania
             School District (FGIC)...........    4.400    2/15/11      149,109
     70,000 Scranton-Lackawanna Pennsylvania
             Health & Welfare.................    6.625    4/15/07       70,582
    150,000 Somerset County Pennsylvania
             Hospital Authority, Somerset
             Community Hospital, District B
             (Asset GTY)......................    5.200     3/1/10      155,360
     10,000 Somerset County Pennsylvania
             Hospital Authority, Somerset
             Community Hospital, District B
             (Asset GTY)......................    5.300     3/1/11       10,369
     20,000 St. Mary Hospital Authority, Bucks
             County, ETM......................    6.625     7/1/04       21,100
    280,000 Williamsport Pennsylvania Housing
             Authority Multi-Family
             (FHA/MBIA).......................    5.250     1/1/15      281,498
     80,000 York County Pennsylvania
             Industrial Authority, Personal
             Care Facilities Fox Ridge,
             Prerefunded 10/1/02 @ 100........    9.500    10/1/19       86,271
    250,000 York Pennsylvania Housing
             Corporation, Revenue Mortgage,
             Series A.........................    6.875    11/1/09      251,960
     55,000 York Township Water & Sewer, ETM..    6.000     8/1/13       59,434
                                                                   ------------
                                                                     29,991,056
                                                                   ------------
            Rhode Island -- 0.47%
     50,000 Rhode Island State Industrial
             Development Facilities Corp.,
             Crystal Thermoplastics Project,
             IRBA INSD, AMT...................    5.900     8/1/03       50,171
     95,000 Rhode Island State Industrial
             Development Facilities Corp.,
             Crystal Thermoplastics Project,
             IRBA INSD, AMT...................    6.900     8/1/14       97,364
     40,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    4.700     4/1/05       39,984
     40,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    4.800     4/1/06       39,880
     50,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    4.900     4/1/07       49,723
     40,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    5.000     4/1/08       39,694
     50,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    5.100     4/1/09       49,525
     50,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    5.200     4/1/10       49,559
     60,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    5.250     4/1/11       59,260
     60,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    5.300     4/1/12       58,691
     60,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    5.350     4/1/13       58,265
     90,000 Rhode Island State Industrial
             Development Facilities Corp.,
             IRBA INSD, AMT...................    5.600     4/1/24       82,613
     80,000 Rhode Island State Industrial
             Development Facilities Revenue,
             AKL Flexo Tech USA Project, IRBA
             INSD, AMT........................    5.500     4/1/19       74,469
    185,000 West Warwick Rhode Island, Series
             A (Asset GTY)....................    7.300    7/15/08      200,947
                                                                   ------------
                                                                        950,145
                                                                   ------------
            South Carolina -- 1.12%
    155,000 Myrtle Beach Convention Center,
             ETM..............................    6.750     7/1/02      157,534
    500,000 South Carolina Jobs Economic
             Development Authority Revenue,
             AMT..............................    5.050     6/1/08      491,860
    160,000 South Carolina Jobs Economic
             Development Authority,
             Westminster Presbyterian.........    5.125   11/15/08      156,091
    155,000 South Carolina State Educational
             Assistance, Student Loan, AMT....    5.800     9/1/04      161,180
    140,000 South Carolina State Housing
             Finance & Development............    5.500    12/1/05      145,760

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                 Security                          Maturity   Value
   Amount                Description                Rate (%)   Date   (Note 2)
 ---------               -----------                -------- -------- --------

            Municipal Bonds (continued)
            South Carolina (continued)
 $  760,000 South Carolina State Housing Finance
             & Development, Mandatory Put 6/1/05
             @ 100 (FNMA)........................     5.700    6/1/25 $ 793,394
    105,000 South Carolina State Housing Finance
            & Development (FHA)..................     6.050    7/1/27   106,511
    245,000 South Carolina State Housing Finance
             & Development Authority, Multi-
             Family Revenue, Mandatory Put 6/1/10
             @ 100 , AMT.........................     6.750    6/1/25   256,356
                                                                      ---------
                                                                      2,268,686
                                                                      ---------
            South Dakota -- 0.13%
    245,000 South Dakota Housing Development
            Authority............................     7.000    4/1/12   252,593
                                                                      ---------
            Tennessee -- 1.23%
    105,000 Greenville Tennessee Health &
            Educational Facilities, ETM..........     8.700   10/1/09   124,584
    250,000 Knox County Tennessee Health,
             Education & Housing, Facilites
             Revenue Bond, St. Mary's Medical
             Center, ETM.........................     7.250    8/1/03   260,810
    205,000 Metro Government Nashville & Davidson
            County Tennessee (Asset GTY).........     5.500    5/1/23   202,163
     65,000 Metro Government Nashville & Davidson
             County Tennessee, CI Homes, Inc.
             Project, Series A, Prerefunded
             10/1/07 @ 105.......................     9.000   10/1/07    81,465
    390,000 Metro Government Nashville & Davidson
             County Tennessee, Mandatory Put
             2/1/06 @ 100 (FNMA).................     5.200    2/1/21   405,073
    530,000 Metro Government Nashville & Davidson
             County Tennessee, Multi-Family
             Housing, Welch Bend Apartments,
             Mandatory Put 1/1/07 @ 100 (FNMA)...     5.500    1/1/27   554,995
    325,000 Shelby County Tennessee Health
             Education & Multi-Family Housing,
             Windsor Apartments (Asset GTY)......     6.500   10/1/07   337,123
    120,000 Shelby County Tennessee Health
             Education & Multi-Family Housing,
             Windsor Apartments (Asset GTY)......     6.750   10/1/17   124,531
    385,000 Tennessee Energy Acquisition Corp.,
            Series B (AMBAC).....................     5.000    9/1/07   391,430
                                                                      ---------
                                                                      2,482,174
                                                                      ---------
            Territory of American Samoa -- 0.16%
    300,000 Territory of American Samoa (ACA)....     6.000    9/1/07   317,283
                                                                      ---------
            Texas -- 7.04%
     40,000 Austin Texas Water, Sewer & Electric
            Revenue..............................    14.000  11/15/01    41,101
    435,000 Bexar County Texas Housing Finance
             Corp. Residual, Revenue Capital
             Appreciation, Zero Coupon...........     0.000    3/1/15   182,017
      5,000 Bexar County Texas Housing Finance
            Corp. Revenue, AMT (GNMA)............     7.750    9/1/15     5,118
    450,000 Bexar County Texas Revenue Project
            (MBIA)...............................     5.750   8/15/22   466,196
     80,000 Bryan Texas Higher Education
            Authority, Allen Academy.............     6.500   12/1/06    80,900
    435,000 Bryan Texas Higher Education
            Authority, Allen Academy.............     7.300   12/1/16   442,069
    329,147 Capital Area Housing Finance Corp.,
            AMT..................................     6.500   11/1/19   303,154
    245,000 Collin County Texas Housing Finance
             Corporation Multi-Family Revenue,
             Mandatory Put 9/1/03 @ 100..........     6.500    9/1/22   251,738
     10,000 Del Rio Texas (Asset GTY)............     7.500    4/1/03    10,679
     55,000 Del Rio Texas (Asset GTY)............     7.500    4/1/04    60,151
      5,000 Del Rio Texas (Asset GTY)............     7.500    4/1/08     5,819
     55,000 Del Rio Texas (Asset GTY)............     7.500    4/1/09    63,630
      5,000 Del Rio Texas (Asset GTY)............     6.500    4/1/10     5,472
      5,000 Del Rio Texas (Asset GTY)............     5.550    4/1/11     5,181
      5,000 Del Rio Texas (Asset GTY)............     5.650    4/1/13     5,137
      5,000 Del Rio Texas (Asset GTY)............     5.750    4/1/16     5,102
     65,000 Del Rio Texas (Asset GTY)............     5.750    4/1/17    66,147
     40,000 Denison Texas Hospital Authority
            Hospital Revenue, ETM................     7.125    7/1/08    44,314
    130,000 Edgewood Texas Independent School
            District.............................     4.900   8/15/08   129,368

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal               Security                         Maturity    Value
   Amount               Description              Rate (%)   Date     (Note 2)
 ---------              -----------              -------- --------   --------

            Municipal Bonds (continued)
            Texas (continued)
 $  130,000 Edgewood Texas Independent School
            District..........................    5.000   8/15/09  $    128,891
    140,000 Edgewood Texas Independent School
            District..........................    5.000   8/15/10       137,906
    160,000 Edgewood Texas Independent School
            District..........................    5.250   8/15/13       157,677
    220,000 Gregg County Texas Housing Finance
            Corp. (AXA), Mandatory Put 3/1/06
            @ 100.............................    6.400    9/1/25       227,674
  2,100,000 Gulf Coast Waste Disposal
             Authority Texas Revenue, Multi-
             Modal, Champion International
             Corp., AMT.......................    6.875   12/1/28     2,151,744
    180,000 Gulf Coast Waste Disposal
            Authority Texas, Prerefunded
            8/1/03 @ 100......................    6.500    2/1/06       187,319
    285,000 Harris County Texas Housing
            Finance Corp., Zero Coupon
            (MBIA)............................    0.000   8/15/01       284,051
     70,000 Harris County Texas Housing
            Finance Corp., AMT (FSA)..........    5.700    6/1/06        72,074
    300,000 Heart of Texas Housing Financial
             Corp., Waco Parkside Village,
             Multi-Family Housing, AMT
             (GNMA)...........................    7.400   9/20/35       342,228
     50,000 Houston Texas Apartment Systems
            Revenue, ETM......................    7.600    7/1/10        58,233
    450,000 Houston Texas Housing Finance
            Corp., Single Family, Zero
            Coupon............................    0.000    6/1/14       173,997
    170,000 Houston Texas Housing Finance
            Corp., Single Family..............    8.000    6/1/14       177,893
    105,000 Houston Texas Sewer System
            Revenue, ETM......................    6.375   10/1/08       114,375
     65,000 Mc Allen Texas Development Corp.
            (FSA).............................    4.700   2/15/08        65,418
     65,000 Mc Allen Texas Development Corp.
            (FSA).............................    4.800   2/15/09        65,417
    310,000 Northeast Hospital Authority Texas
            Revenue, ETM......................    8.000    7/1/08       352,554
     31,859 Odessa Texas Housing Finance Corp.
            Single Family (FNMA)..............    8.450   11/1/11        33,099
     95,000 Panhandle Texas Regulation Housing
            Finance, AMT (GNMA)...............    7.500    5/1/24        95,442
     10,000 Panhandle-Plains Texas Higher
            Education, Series D, AMT..........    5.100    9/1/03        10,220
     10,000 Panhandle-Plains Texas Higher
            Education, Series D, AMT..........    5.250    3/1/05        10,294
     20,000 Port Houston Authority Texas,
            Harris County Revenue.............    5.750    5/1/02        20,190
  1,250,000 Port of Bay City Authority, Texas
            Matagorda County, AMT.............    6.500    5/1/26     1,250,812
  1,805,000 Southeast Texas Housing Financal
            Corp., Zero Coupon................    0.000    9/1/17       760,771
     40,000 Tarrant County Texas Health
             Facilities Development Revenue,
             South Central Nursing Homes
             (FHA/MBIA).......................    6.000    1/1/37        42,372
    660,000 Tarrant County Texas Housing
             Finance Corp., Multi-Family
             Housing, Lost Spurs Ranch
             Apartments LLC (GNMA)............    6.850   9/20/30       729,293
  1,290,000 Tarrant County Texas Housing
             Finance Corp., Multi-Family
             Housing, Lost Spurs Ranch
             Apartments LLC (GNMA)............    6.950   3/20/39     1,427,321
    680,000 Tarrant County Texas Housing
             Finance Corp., Multi-Family
             Housing, Lost Spurs Ranch
             Apartments LLC (GNMA)............    5.500   9/20/42       671,201
    490,000 Tarrant County Texas Housing
             Finance Corp., Multi-Family
             Housing, Summit Project A,
             Mandatory Put 9/1/07 @ 100
             (FNMA)...........................    5.080    9/1/27       504,043
     50,000 Texarkana Texas Housing Finance
            Corp. Mortgage, Summer Hill,
            Series A (GNMA)...................    5.550   1/20/07        51,928
    370,000 Texas State Department Housing &
             Community Affairs, Meadow Ridge
             Apartments Project, AMT (FNMA)...    5.050    8/1/08       375,147
    285,000 Texas State Department Housing &
            Community Affairs, Volente
            Project, AMT (FNMA)...............    5.000    7/1/08       291,746
    230,000 Travis County Texas Housing
            Finance Corp., Broadmoor
            Apartments Project, AMT (FSA).....    5.700    6/1/06       240,063
    245,000 Washington County Texas Health,
             Revenue Bond, Health Hospital,
             Nursing Home Improvements (ACA)..    4.750    6/1/03       247,837
      5,000 Willow Fork Drain District Texas
            (AMBAC)...........................    4.600    9/1/05         5,163
     55,000 Willow Fork Drain District Texas
            (AMBAC)...........................    4.600    9/1/06        56,867
    110,000 Willow Fork Drain District Texas
            (AMBAC)...........................    4.650    9/1/07       112,849
     70,000 Willow Fork Drain District Texas
            (AMBAC)...........................    4.700    9/1/08        71,418
    105,000 Willow Fork Drain District Texas
            (AMBAC)...........................    4.800    9/1/09       107,073
    110,000 Willow Fork Drain District Texas
            (AMBAC)...........................    4.900    9/1/10       112,215
            Willow Fork Drain District Texas
    125,000 (AMBAC)...........................    4.900    9/1/11       126,826
                                                                   ------------
                                                                     14,224,934
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                 Security                          Maturity   Value
   Amount                Description                Rate (%)   Date   (Note 2)
 ---------               -----------                -------- -------- --------

            Municipal Bonds (continued)
            Utah -- 0.94%
 $   55,000 Hildale Utah.........................    7.500   12/15/03 $  56,021
    135,000 Provo City Utah Housing Authority
             Multi-Family, Lookout Pointe
             Apartments (GNMA)...................    6.000    7/20/08   144,837
            Utah State Housing Finance Agency,
            Single Family Mortgage, A2 Class III,
    100,000 AMT..................................    5.200     7/1/11   100,075
            Utah State Housing Finance Agency,
            Single Family Mortgage, B2 Class III,
    110,000 AMT..................................    5.250     7/1/11   111,563
            Utah State Housing Finance Agency,
            Single Family Mortgage, A2 Class III,
    110,000 AMT..................................    5.050     7/1/12   110,446
            Utah State Housing Finance Agency,
     75,000 Single Family Mortgage, Sub-D2, AMT..    5.250     7/1/12    74,840
            Utah State Housing Finance Agency,
            Single Family Mortgage, A2 Class II,
    215,000 AMT..................................    5.400     7/1/16   217,331
            Utah State Housing Finance Agency,
            Single Family Mortgage, Series F1
    100,000 Class I..............................    5.500     7/1/16   102,202
            Utah State Housing Finance Agency,
            Single Family Mortgage, Mezz D2,
    515,000 AMT..................................    5.400     7/1/20   516,385
            Utah State Housing Finance Agency,
            Sub-Single Family Mortgage, Issue
    115,000 F1...................................    5.850     7/1/07   121,540
            Weber County Utah Municipal Building
    315,000 Authority (Asset GTY)................    6.750   12/15/04   344,301
                                                                      ---------
                                                                      1,899,541
                                                                      ---------
            Vermont -- 0.21%
     55,000 Vermont Educational & Health
             Buildings Financing Agency, Norwich
             University Project..................    4.750     7/1/04    55,289
     95,000 Vermont Educational & Health
             Buildings Financing Agency, Norwich
             University Project..................    5.000     7/1/06    95,213
     95,000 Vermont Educational & Health
             Buildings Financing Agency, Norwich
             University Project..................    5.000     7/1/07    94,783
    175,000 Vermont Educational & Health
             Buildings Financing Agency, Norwich
             University Project..................    5.750     7/1/13   176,122
                                                                      ---------
                                                                        421,407
                                                                      ---------
            Virginia -- 1.15%
            Alexandria Virginia Redevelopment &
    745,000 Housing Authority, AMT...............    6.625     5/1/24   763,618
            Chesterfield County Virginia
            Industrial Development Authority
    610,000 (LOC)................................    5.000     7/1/14   607,115
            Chesterfield County Virginia
            Industrial Development Authority
    165,000 (LOC)................................    5.200     7/1/19   163,101
            Newport News Virginia Industrial
    290,000 Development Authority (GNMA).........    7.250     8/1/16   315,010
    230,000 Richmond Virginia Metro Authority
             Expressway Revenue, Partially
             Prerefunded, Balance ETM............    7.000   10/15/13   265,749
            Virginia State Housing Development
            Authority, Multi-Family Housing,
    200,000 Series D.............................    6.800    11/1/09   207,258
                                                                      ---------
                                                                      2,321,851
                                                                      ---------
            Washington -- 1.59%
            Grays Harbor County Washington Public
     70,000 Utility, ETM.........................    5.375     1/1/06    72,082
            King County Washington Housing
     30,000 Authority, Multi-Family Mortgage.....    7.000     8/1/03    30,018
            King County Washington Housing
    105,000 Authority, Multi-Family Mortgage.....    7.000     8/1/03   105,062
            Seattle Washington Housing Authority
    365,000 (GNMA)...............................    7.400   11/20/36   409,461
    135,000 Spokane Washington Housing Authority
             Revenue, Valley 206 Apartments,
             Junior Lien A (Standby LOC).........    5.750     4/1/28   127,606
    245,000 Spokane Washington Housing Authority
            Revenue, Valley 206 Apartments,
            Senior Lien A........................    5.625     4/1/28   227,595
            Washington State Housing Finance
    155,000 Community (GNMA/FNMA)................    6.900     7/1/16   157,432
  1,150,000 Washington State Housing Finance
            Community, AMT (LOC), Mandatory Put
            7/1/08 @100..........................    4.900     7/1/30 1,154,956
    590,000 Washington State Housing Financial
             Commonwealth, Bonds Convert 6/1/08
             to 5.60%, AMT, Zero Coupon,
             (GNMA/FNMA).........................    0.000    12/1/20   376,828
            Washington State Housing Revenue,
    135,000 Crista Ministries Project (LOC)......    5.100     7/1/10   134,976
            Washington State Housing Revenue,
    240,000 Presbyterian Ministries (ACA)........    5.100     1/1/14   227,911
            Washington State Housing Revenue,
    200,000 Presbyterian Ministries (ACA)........    5.300     1/1/19   184,596
                                                                      ---------
                                                                      3,208,523
                                                                      ---------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal                Security                         Maturity    Value
   Amount               Description               Rate (%)   Date    (Note 2)
 ---------              -----------               -------- --------  --------

            Municipal Bonds (continued)
            West Virginia -- 0.53%
 $   55,000 Beckley West Virginia Nursing
             Facility Revenue Refunding,
             Beckley Health Care Corp. Project
             (Standby LOC).....................    5.550     9/1/08 $    55,310
     55,000 Beckley West Virginia Nursing
             Facility Revenue Refunding,
             Beckley Health Care Corp. Project
             (Standby LOC).....................    5.700     9/1/09      55,404
    695,000 Harrison County West Virginia,
            Series B, Zero Coupon (AMBAC)......    0.000   10/20/10     360,531
    566,000 Marshall County West Virginia
             Mortgage Revenue Capital
             Appreciation, Zero Coupon (MBIA)..    0.000     5/1/14     212,601
    215,000 Mason County, Refunding, 1st
            Mortgage, Pt. Pleasant Haven
            (LOC)..............................    6.200    12/1/05     194,799
    186,000 West Virginia State Board Regents
            Revenue, Series A, ETM.............    5.900     4/1/04     192,534
                                                                    -----------
                                                                      1,071,179
                                                                    -----------
            Wisconsin -- 1.32%
     75,000 Oshkosh Wisconsin Hospital Facility
             Revenue, Mercy Medical Center,
             Prerefunded 7/1/07 @ 100..........    7.375     7/1/07      83,963
      5,000 Pewaukee Wisconsin Industrial
             Development Revenue, Lake Country
             Development Project, AMT (LOC)....    5.800     6/1/04       5,120
      4,738 Pewaukee Wisconsin Industrial
             Development Revenue, Lake Country
             Development Project, AMT (LOC)....    5.900     6/1/05       4,882
     10,000 Pewaukee Wisconsin Industrial
             Development Revenue, Lake Country
             Development Project, AMT (LOC)....    6.000     6/1/06      10,383
    305,000 Shell Lake Wisconsin Nursing Home
            Revenue, Terraceview Living
            (GNMA).............................    5.300    9/20/18     304,896
     10,000 West Bend Wisconsin Refunding......    6.400     2/1/05      10,355
     65,000 Whitewater Wisconsin Waterworks
            Systems Mortgage Revenue...........    7.500     7/1/16      75,707
     95,000 Wisconsin Housing and Economic
            Development Authority, Series B,
            AMT................................    4.950     9/1/09      97,625
    810,000 Wisconsin State Health &
             Educational Facilities, Richland
             Hospital Income Project, Series A
             (ACA).............................    5.375     6/1/28     730,264
    285,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother, Series A
             (MBIA)............................    5.100    8/15/07     300,373
    410,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother, Series A
             (MBIA)............................    5.200    8/15/08     432,128
    295,000 Wisconsin State Health &
             Educational Facilities, Sisters
             Sorrowful Mother, Series A
             (MBIA)............................    5.300    8/15/09     312,022
      5,000 Wisconsin State Health &
            Educational Facilities, Viterbo
            College Income Project (LOC).......    5.250     2/1/04       5,173
      5,000 Wisconsin State Health &
            Educational Facilities, Viterbo
            College Income Project (LOC).......    5.400     2/1/05       5,227
    135,000 Wisconsin State Health &
            Educational Facilities, Viterbo
            College Income Project (LOC).......    5.750     2/1/12     140,162
    135,000 Wisconsin State Health &
            Educational Facilities. Viterbo
            College Income Project (LOC).......    6.000     2/1/17     138,548
                                                                    -----------
                                                                      2,656,828
                                                                    -----------
            Wyoming -- 0.57%
    245,000 Cheyenne Wyoming Federal Mineral
            Reality Revenue, Second Lien.......    6.200     6/1/09     255,677
     80,000 Teton County Wyoming Hospital
            District, Hospital Refunding &
            Imports (ACA)......................    5.000    12/1/03      81,814
    150,000 Teton County Wyoming, Teton County
            School District No 1 Project
            (MBIA).............................    5.000     6/1/05     155,792
     55,000 Wyoming Community Development
            Authority Housing Revenue, Series
            5, AMT.............................    5.700    12/1/07      57,885
    590,000 Wyoming Community Development
             Authority, Multi-Family Revenue,
             Aspen Court Apartments, Mandatory
             Put 12/1/08 @ 100, AMT (LOC)......    4.750    12/1/30     591,369
     10,000 Wyoming Community Development
            Authority, Single Family Mortgage,
            Series B, AMT......................    8.125     6/1/21      10,000
                                                                    -----------
                                                                      1,152,537
                                                                    -----------
            Total Municipal Bonds (Cost
            $186,653,862)......................                     192,489,696
                                                                    -----------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Intermediate Term Municipal Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

                             Security                     Maturity    Value
 Shares                     Description                     Date     (Note 2)
 ------                     -----------                   --------   --------
           Money Market Mutual Funds -- 3.70%
            BlackRock Provident Institutional Muni Cash
 7,468,465 Fund........................................            $  7,468,465
                                                                   ------------
                  Total Money Market Mutual Funds (Cost
           $7,468,465).................................               7,468,465
                                                                   ------------
            Total Investments (Cost $194,122,327) a) --
            98.98%.....................................             199,958,161
               Other assets in excess of liabilities --
            1.02%......................................               2,061,176
                                                                   ------------
           Total Net Assets -- 100.00%.................            $202,019,337
                                                                   ============

--------
(a) Cost for federal income tax purposes is $194,139,360. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

   Unrealized appreciation.......................................... $6,324,442
   Unrealized depreciation..........................................   (505,641)
                                                                     ----------
   Net unrealized appreciation...................................... $5,818,801
                                                                     ==========

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

ACA -- American Capital Access
AMT -- Alternative Minimum Tax
AMBAC -- AMBAC Indemnity Corp.
AXA -- AXA Reinsurance UK
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Co.
FHA -- Federal Housing Administration
FHLMC -- Federal Home Loan Mortgage Corp.
FNMA -- Federal National Mortgage Association
FSA -- Financial Security Assurance, Inc.
GNMA -- Government National Mortgage Association
GO -- General Obligations
GTY -- Guaranteed
IRBA -- Industrial Reconstruction Building Authority
ISND -- Insured
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments -- June 30, 2001

  Principal                Security                       Maturity    Value
   Amount                Description               Rate %   Date     (Note 2)
  ---------              -----------               ------ --------   --------

             Asset Backed Corporates -- 0.33%
             Team Fleet Financing Corp., Series
 $   288,750 1996-1, Class A*...................   6.650  12/15/02 $    289,858
             Team Fleet Financing Corp., Series
     310,000 1997-1, Class A*...................   7.350   5/15/03      310,133
                                                                   ------------
             Total Asset Backed Corporates (cost
             $598,258)..........................                        599,991
                                                                   ------------
             Asset Backed Securities -- 11.47%
             Arcadia Automobile Receivables
     158,884 Trust, Series 1997-C, Class A4.....   6.375   1/15/03      159,613
             Arcadia Automobile Receivables
      89,652 Trust, Series 1997-D, Class A3.....   6.200   5/15/03       90,153
             Associates Automobile Receivables
   1,085,000 Trust, Series 2000-1, Class A2.....   7.150   3/15/03    1,091,008
             Banc One Home Equity Trust, Series
     127,292 1999-1, Class A1...................   6.060   1/25/12      127,711
             BMW Vehicle Lease Trust, Series
   1,233,568 2000-A, Class A2...................   6.650   2/25/05    1,249,205
             Centex Home Equity, Series 1999-2,
     186,789 Class A1...........................   5.910   4/25/19      186,459
             Chevy Chase Auto Receivables Trust,
      42,875 Series 1997-4, Class A.............   6.250   6/15/04       43,275
             Citibank Credit Card Issuance
   1,815,000 Trust, Series 2000-A3, Class A3....   6.875  11/15/09    1,879,417
             Connecticut RRB Special Purpose
             Trust CL&P-1, Series 2001-1, Class
   1,200,000 A5*................................   6.210  12/30/11    1,182,262
             Conseco Finance, Series 2000-B,
     344,885 Class AF1..........................   6.940  11/15/14      347,552
             Daimler Chrysler Auto Trust, Series
   2,298,528 2000-C, Class A2...................   6.810    7/6/03    2,325,636
             Daimler Chrysler Auto Trust, Series
     995,808 2000-E, Class A2...................   6.210   12/8/03    1,009,220
             Detroit Edison Securitization
             Funding LLC, Series 2001-1, Class
     560,000 A3*................................   5.875    3/1/10      554,988
             Detroit Edison Securitization
             Funding LLC, Series 2001-1, Class
     655,000 A5*................................   6.420    3/1/15      641,001
             EQCC Home Equity Loan Trust, Series
      51,529 1999-2, Class A1F..................   6.050   1/25/10       51,389
             EQCC Home Equity Loan Trust, Series
     392,324 1999-3, Class A1F..................   6.548   4/25/10      392,519
             FHLMC Structured Pass Through
     528,417 Securities, Series T-31, Class A1..   5.938   6/25/15      530,391
             First Security Auto Owner Trust,
     691,742 Series 2000-1, Class A2............   7.200   5/13/03      697,864
             Ford Credit Auto Owner Trust,
      95,106 Series 1999-D*.....................   6.200   4/15/02       95,206
             Ford Credit Auto Owner Trust,
   1,180,000 Series 2001-A, Class A3*...........   5.350   7/15/03    1,189,648
             Greenpoint Manufactured Housing,
     129,981 Series 1999-1, Class A1............   5.780  12/15/09      130,030
             MBNA Master Credit Card Trust,
     560,000 Series 1999-B, Class A.............   5.900   8/15/11      549,171
             MBNA Master Credit Card Trust,
     840,000 Series 2000-E, Class A.............   7.800  10/15/12      918,170
             MMCA Automobile Trust, Series 1999-
      45,182 1, Class A3........................   5.500   7/15/05       45,261
             National Car Rental Financing LP,
     560,000 Series 1996-1, Class A4*...........   7.350  10/20/03      569,622
             Nissan Auto Receivables Owner
     865,160 Trust, Series 2000-B, Class A2.....   7.150  12/16/02      872,834
             Nissan Auto Receivables Owner
     925,000 Trust, Series 2000-C, Class A2.....   6.710   3/17/03      935,599
             Oakwood Mortgage Investors, Inc.,
     198,425 Series 1999-B, Class A1*...........   5.020   5/15/09      198,414
             Peco Energy Transition Trust,
   1,325,000 Series 2000-A, Class A3*...........   7.625    3/1/10    1,418,097
             Peco Energy Transition Trust,
     400,000 Series 2001-A, Class A1............   6.520  12/31/10      398,817
             Premier Auto Trust, Series 1998-5,
      30,348 Class A3...........................   5.070    7/8/02       30,402
             PSE&G Transition Funding LLC,
     565,000 Series 2001-1, Class A6............   6.610   6/15/15      562,469
             Toyota Auto Receivables Owner
     545,000 Trust, Series 2001-A, Class A2*....   5.380  12/15/03      549,492
                                                                   ------------
             Total Asset Backed Securities (cost
             $20,814,010).......................                     21,022,895
                                                                   ------------
             Collateralized Mortgage
             Obligations -- 5.51%
             Banc of America Commercial
             Mortgage, Inc., Series 2000-2,
     990,604 Class A2...........................   7.197   9/15/32    1,020,067
             Banc of America Large Loan, Series
     650,000 2000-FM, Class A2..................   6.490  12/14/10      633,068
             Chase Commercial Mortgage
             Securities Corp., Series 1999-2,
   1,200,000 Class A2...........................   7.198  11/15/09    1,236,462
     156,779 DR Structured Finance, Series A-1..   7.600   8/15/07      145,245
     210,231 DR Structured Finance, Series A-1..   6.660   8/15/10      183,495
             First Union-Chase Commercial
             Mortgage, Series 1999-C2, Class
   1,125,000 A2.................................   6.645   4/15/09    1,126,866
             General Electric Capital Commercial
             Mortgage Corp., Series 2001-1,
     522,949 Class A1...........................   6.079   5/15/33      516,952
             GMAC Commercial Mortgage
             Securities, Inc., Series 1998-C2,
   1,150,000 Class A2...........................   6.420   8/15/08    1,144,577
             Kidder Peabody Mortgage Assets
       1,364 Trust, Series B, Class A2..........   9.500   4/22/18          280
             LB-UBS Commercial Mortgage Trust,
     587,021 Series 2000-C3, Class A1...........   7.950   7/15/09      626,245
             LB-UBS Commercial Mortgage Trust,
   1,100,000 Series 2000-C4, Class A2...........   7.370   6/15/10    1,143,459
             PNC Mortgage Acceptance Corp.,
   1,100,000 Series 2000-C2, Class A2...........   7.300   9/12/10    1,138,608
             Salomon Brothers Mortgage
             Securities VII, Series 2000-C3,
   1,200,000 Class A2...........................   6.592  10/18/10    1,196,371
                                                                   ------------
                   Total Collateralized Mortgage
             Obligations (cost $10,191,579).....                     10,111,695
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2001

  Principal                Security                       Maturity    Value
   Amount                Description               Rate %   Date     (Note 2)
  ---------              -----------               ------ --------   --------

             Corporate Bonds -- 34.63%
 $   135,000 Adelphia Communications............   7.875    5/1/09 $    119,138
     525,000 Adelphia Communications............   9.375  11/15/09      501,375
     520,000 Aetna, Inc. .......................   7.875    3/1/11      505,679
      90,000 Ahold Finance USA, Inc. ...........   8.250   7/15/10       97,089
     395,000 Ahold Finance USA, Inc. ...........   6.875    5/1/29      358,528
                  AIG SunAmerican Global Finance
     980,000 VI*................................   6.300   5/10/11      965,802
     705,000 Albertson's, Inc. .................   7.450    8/1/29      663,407
     150,000 American Electric Power, Series A..   6.125   5/15/06      148,061
     585,000 American General Corp. ............   7.500   8/11/10      623,335
     100,000 American General Corp. ............   7.500   7/15/25      103,875
     740,000 American Home Products*............   6.700   3/15/11      740,343
     505,000 Anthem Insurance*..................   9.125    4/1/10      526,614
     515,000 Anthem Insurance*..................   9.000    4/1/27      477,984
     505,000 AOL-Time Warner, Inc. .............   7.625   4/15/31      506,944
     325,000 AT&T Corp. ........................   6.500   3/15/29      277,502
     545,000 AT&T Wireless Group*...............   8.750    3/1/31      566,214
     895,000 BAE Systems 2001 Asset Trust*......   6.664   9/15/13      895,626
     350,000 Banc One Corp. ....................   7.625  10/15/26      361,049
     485,000 Banc One Corp. ....................   8.000   4/29/27      521,432
     615,000 Bank of America Corp. .............   7.400   1/15/11      639,019
     760,000 BellSouth Telecommunications.......   6.375    6/1/28      685,760
      60,000 Cablevision, Inc. .................   8.125   7/15/09       59,577
     550,000 Calpine Corp. .....................   8.500   2/15/11      530,218
     365,000 Centex Corp. ......................   7.875    2/1/11      362,955
                 Charter Communication Holdings,
     275,000 SUB................................   11.750  1/15/10      185,625
                 Charter Communication Holdings,
     145,000 SUB................................   13.500  1/15/11       90,625
                 Charter Communication Holdings,
     415,000 SUB*...............................   11.750  5/15/11      240,700
     435,000 Chase Manhattan Corp. .............   6.000   2/15/09      418,524
     885,000 Citigroup, Inc. ...................   7.250   10/1/10      920,593
     445,000 Citigroup, Inc. ...................   6.625   1/15/28      416,907
     360,000 Clear Channel Communications.......   7.650   9/15/10      371,159
     275,000 CMS Energy Corp. ..................   7.500   1/15/09      254,421
     110,000 CMS Panhandle Holding Co. .........   7.000   7/15/29       91,333
   1,275,000 Conoco, Inc. ......................   6.950   4/15/29    1,225,836
     112,250 Continental Airlines, Series 971A..   7.461    4/1/15      115,575
     337,360 Continental Airlines, Series 981A..   6.648   9/15/17      328,933
     201,227 Continental Airlines, Series 991A..   6.545    2/2/19      194,385
     445,000 Cox Communications, Inc. ..........   7.750   11/1/10      464,707
     515,000 CSC Holdings, Inc. ................   7.875  12/15/07      516,776
      75,000 CSC Holdings, Inc. ................   7.250   7/15/08       72,000
      65,000 CSC Holdings, Inc.*................   7.625    4/1/11       62,010
                 Daimler Chrysler North American
     400,000 Holding............................   8.000   6/15/10      417,651
                 Daimler Chrysler North American
      95,000 Holding............................   8.500   1/18/31      100,345
     610,000 Delhaize America, Inc.*............   9.000   4/15/31      663,525
     250,000 Delphi Auto Systems Corp. .........   7.125    5/1/29      229,375
     265,000 DTE Energy Co. ....................   7.050    6/1/11      265,536
     190,000 EOP Operating LP...................   6.763   6/15/07      188,761
     205,000 EOP Operating LP...................   6.800   1/15/09      200,282
     110,000 EOP Operating LP...................   7.250   6/15/28       98,174
     570,000 EOP Operating LP...................   7.500   4/19/29      523,722
     365,000 Equitable Cos. ....................   6.500    4/1/08      362,715
      95,000 Equitable Cos. ....................   7.000    4/1/28       90,897

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2001

  Principal                Security                       Maturity    Value
   Amount                Description               Rate %   Date     (Note 2)
  ---------              -----------               ------ --------   --------

             Corporate Bonds (continued)
 $    90,000 Exelon Corp. ......................    6.750   5/1/11 $     88,594
     410,000 Farmers Exchange Capital*..........    7.050  7/15/28      364,824
     745,000 Farmers Insurance Exchange*........    8.625   5/1/24      776,113
     195,000 Federated Department Stores........    7.000  2/15/28      179,317
     655,000 Federated Department Stores........    6.900   4/1/29      594,626
             Florida Residential Property &
     385,000 Casualty*..........................    7.375   7/1/03      399,551
     920,000 Florida Windstorm*.................    7.125  2/25/19      923,829
   1,070,000 Ford Motor Co......................    6.625  10/1/28      922,928
     200,000 Ford Motor Co......................    7.450  7/16/31      191,964
     920,000 Ford Motor Credit Co...............    7.375 10/28/09      932,733
      85,000 Fred Meyer, Inc....................    7.450   3/1/08       88,239
     205,000 Fresenius, Yankee..................    7.875   2/1/08      201,925
             General Electric Capital Corp.,
     500,000 Series MTN.........................    7.375  1/19/10      533,062
     555,000 Golden State Holdings..............    7.125   8/1/05      544,121
     885,000 Goldman Sachs Group, Inc...........    6.875  1/15/11      880,039
     550,000 GTE Corp...........................    6.940  4/15/28      514,927
     475,000 Harrah's Operating Co., Inc.*......    8.000   2/1/11      483,403
     140,000 Hartford Financial Services Group..    7.900  6/15/10      150,524
     520,000 Hartford Life......................    7.375   3/1/31      522,485
     450,000 Health Net, Inc.*..................    8.375  4/15/11      451,133
     185,000 HMH Properties, Series A...........    7.875   8/1/05      181,300
       2,600 Home Ownership Funding*............   13.331 12/30/06    1,871,479
      35,000 Host Marriott LP, Series E.........    8.375  2/15/06       34,213
     750,000 Household Finance Corp.............    5.875   2/1/09      702,323
     425,000 Household Finance Corp.............    8.000  7/15/10      455,158
             Hutchison Whampoa Financial,
     685,000 Yankee*............................    7.450   8/1/17      661,369
             Intermedia Communication, Series
      70,000 B..................................    8.500  1/15/08       68,600
             International Flavors &
     480,000 Fragrance*.........................    6.450  5/15/06      479,331
             Jet Equipment Trust, Series 1995-
     405,000 C*.................................   10.690  11/1/13      429,969
      80,000 Jet Equipment Trust, Series A11*...   10.000  6/15/12       87,156
     715,000 John Hancock*......................    7.375  2/15/24      700,307
     146,438 K-Mart Funding Corp., Series F.....    8.800   7/1/10      138,800
     465,000 Kellogg Co.*.......................    7.450   4/1/31      464,729
     415,000 Kroger Co..........................    8.050   2/1/10      443,811
      90,000 Kroger Co..........................    7.700   6/1/29       90,954
      70,000 Kroger Co..........................    8.000  9/15/29       73,219
     200,000 Kroger Co..........................    7.500   4/1/31      197,179
     650,000 Lenfest Communications.............    7.625  2/15/08      677,732
     295,000 Lockheed Martin....................    8.500  12/1/29      327,140
   1,090,000 Lowe's Companies, Inc..............    6.500  3/15/29      969,257
     655,000 Lucent Technologies, Inc...........    6.450  3/15/29      377,958
     290,000 MBNA America Bank, Series BKNT.....    6.500  6/20/06      285,899
     695,000 Metropolitan Life Insurance Co.*...    7.450  11/1/23      650,959
     430,000 Metropolitan Life Insurance Co.*...    7.800  11/1/25      437,240
     900,000 Nationwide Mutual Insurance*.......    7.500  2/15/24      805,562
     250,000 New England Mutual*................    7.875  2/15/24      247,884
     205,000 News America Holdings..............    8.875  4/26/23      215,973
     160,000 News America Holdings..............    7.750   2/1/24      150,950
     590,000 News America, Inc..................    7.280  6/30/28      523,209
     235,000 Nextel Communications..............    9.375 11/15/09      186,238
     770,000 Nextel Communications, SUB.........   10.650  9/15/07      543,813
     690,000 Nisource Finance Corp..............    7.875 11/15/10      731,027

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2001

  Principal                Security                       Maturity    Value
   Amount                Description               Rate %   Date     (Note 2)
  ---------              -----------               ------ --------   --------

             Corporate Bonds (continued)
 $   455,000 Nortel Networks Ltd................   6.125   2/15/06 $    392,639
     365,000 Oxymar*............................   7.500   2/15/16      297,328
             Pemex Project Funding Master
     170,000 Trust*.............................   9.125  10/13/10      179,988
   1,110,000 Pharmacia Corp.....................   6.600   12/1/28    1,065,218
             PNC Institutional Capital, Series
     275,000 A*.................................   7.950  12/15/26      275,427
     535,000 Prime Property Funding II*.........   6.800   8/15/02      542,848
     385,000 Prime Property Funding II*.........   7.000   8/15/04      389,523
     315,000 Progress Energy, Inc...............   7.100    3/1/11      319,022
   1,060,000 Prudential Insurance Co.*..........   8.300    7/1/25    1,127,282
     520,000 PSEG Energy Holdings*..............   9.125   2/10/04      540,842
     220,000 Qwest Capital Funding*.............   7.900   8/15/10      227,282
     515,000 Qwest Capital Funding*.............   7.750   2/15/31      505,155
     470,000 Raytheon Co.*......................   8.200    3/1/06      487,484
     280,000 Raytheon Co.*......................   8.300    3/1/10      292,272
     410,000 Safeway, Inc. .....................   7.250    2/1/31      403,053
     255,000 Saks, Inc. ........................   7.375   2/15/19      183,600
     450,000 State Street Corp. ................   7.650   6/15/10      480,721
     205,000 Station Casinos, Inc.*.............   8.375   2/15/08      205,769
     410,000 Sun Microsystems, Inc. ............   7.650   8/15/09      416,628
     320,000 Target Corp. ......................   7.500   8/15/10      341,585
     175,000 Target Corp. ......................   6.350   1/15/11      172,779
     325,000 Telus Corp. .......................   8.000    6/1/11      332,222
     340,000 The Healthcare Co. ................   7.190  11/15/15      309,692
      65,000 The Healthcare Co., MTN............   8.700   2/10/10       68,429
     290,000 The Healthcare Co., MTN............   9.000  12/15/14      313,102
     120,000 The Healthcare Co., MTN............   7.580   9/15/25      108,414
      95,000 Time Warner, Inc. .................   7.570    2/1/24       94,615
     515,000 Time Warner, Inc. .................   6.625   5/15/29      460,049
     350,000 TRW, Inc. .........................   7.625   3/15/06      360,328
             U.S. Airways Pass-Through Trust,
     407,028 Series 2000-1......................   8.110   2/20/17      429,426
     475,000 Unilever Capital Corp., Yankee.....   7.125   11/1/10      494,140
     185,000 United Technologies Corp. .........   7.125  11/15/10      193,119
     750,000 USA Waste..........................   7.000   7/15/28      669,325
     610,000 Viacom, Inc.*......................   6.625   5/15/11      597,235
     825,000 Vodafone Airtouch PLC, Yankee*.....   7.875   2/15/30      867,339
     355,000 Vodafone Group PLC, Yankee*........   7.750   2/15/10      372,980
     220,000 Wal-Mart Stores....................   6.875   8/10/09      228,262
     795,000 Wal-Mart Stores....................   7.550   2/15/30      865,566
     100,000 Washington Mutual Bank.............   6.875   6/15/11       99,529
     325,000 Washington Mutual, Inc. ...........   8.250    4/1/10      351,236
     305,000 Waste Management, Inc. ............   7.375   5/15/29      284,328
     415,000 Williams Cos.*.....................   7.500   1/15/31      388,990
     447,298 World Financial Property*..........   6.910    9/1/13      449,955
     795,000 World Financial Property*..........   6.950    9/1/13      800,301
   1,270,000 WorldCom, Inc. ....................   6.950   8/15/28    1,079,374
     130,000 WorldCom, Inc. ....................   8.250   5/15/31      127,512
                                                                   ------------
             Total Corporate Bonds (cost
             $62,084,004).......................                     63,495,606
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2001

  Principal                 Security                         Maturity    Value
   Amount                  Description                Rate %   Date     (Note 2)
  ---------                -----------                ------ --------   --------

             Foreign Bond -- 4.02%
 $   625,000 British Telecom PLC...................    8.625 12/15/30 $    681,598
             Deutsche Telekom International
     815,000 Finance...............................    8.250  6/15/30      838,045
     332,481 Federal Republic of Brazil............    8.000  4/15/14      246,451
     735,000 Glencore Nickel Property Ltd. ........    9.000  12/1/14      565,950
             Global Crossing Holding Ltd.,
     115,000 Yankee*...............................    8.700   8/1/07       87,400
     640,000 Global Crossing Holdings Ltd..........    9.125 11/15/06      504,000
     590,000 Government of Quebec, Series PJ.......    6.125  1/22/11      569,474
     230,000 Hyundai Semiconductor*................    8.625  5/15/07      167,900
     285,000 Multicanal SA.........................   10.500  4/15/18      136,800
      79,978 Oil Purchase Co. II*..................   10.730  1/31/04       78,988
     266,336 Oil Purchase Co.*.....................    7.100  4/30/02      260,865
     500,000 Paiton Energy Funding BV*.............    9.340  2/15/14      150,000
     865,000 Petrozuata Finance, Inc.*.............    8.220   4/1/17      713,625
     605,000 RAS Laffan Liquid Natural Gas*........    8.294  3/15/14      613,547
     475,000 Republic of Columbia..................   11.750  2/25/20      453,625
     265,000 Tyco International Group SA...........    6.875   9/5/02      269,657
     525,000 Tyco International Group SA...........    6.750  2/15/11      520,084
      75,000 Tyco International Group SA...........    7.000  6/15/28       70,859
      90,000 United Mexican States.................    8.375  1/14/11       90,585
     380,000 UTD Mexican...........................    8.125 12/30/19      359,100
                                                                      ------------
             Total Foreign Bond (cost $7,584,193).....                   7,378,553
                                                                      ------------
             U.S. Government Agency Mortgages --
              62.88%
             Fannie Mae Strip, Series 270, Class 2,
   1,479,981 IO....................................    8.500   9/1/23      333,689
             Fannie Mae Strip, Series 274, Class 2,
     178,818 IO....................................    8.500  10/1/25       36,937
             Fannie Mae Strip, Series 281, Class 2,
     247,142 IO....................................    9.000  11/1/26       56,920
             Fannie Mae Strip, Series 296, Class 2,
   1,319,504 IO....................................    8.000   4/1/24      312,764
             Fannie Mae Strip, Series 306, Class
   2,028,694 IO....................................    8.000   5/1/30      363,897
             Fannie Mae Strip, Series 307, Class
     350,584 IO....................................    8.000   6/1/30       62,010
     117,670 Fannie Mae, Pool #117095..............    8.500   7/1/08      119,980
     450,482 Fannie Mae, Pool #124836..............   10.000   5/1/22      492,080
     135,573 Fannie Mae, Pool #124911..............   10.000   3/1/16      148,193
     967,438 Fannie Mae, Pool #124961..............   10.000   8/1/21    1,056,183
      59,181 Fannie Mae, Pool #190535..............   11.000   1/1/16       66,526
      41,783 Fannie Mae, Pool #23..................    8.500   8/1/11       44,171
     277,276 Fannie Mae, Pool #253267..............    8.500   5/1/30      291,896
   3,439,139 Fannie Mae, Pool #253399..............    8.500   8/1/30    3,620,481
     773,496 Fannie Mae, Pool #253438..............    8.500   9/1/30      814,282
     516,160 Fannie Mae, Pool #303406..............   10.000   2/1/25      563,823
      46,764 Fannie Mae, Pool #313033..............   10.000   7/1/17       51,117
      75,023 Fannie Mae, Pool #313328..............   10.000   7/1/18       81,965
      63,538 Fannie Mae, Pool #359461..............   10.500  12/1/17       70,308
      37,924 Fannie Mae, Pool #3657................   12.000   8/1/13       43,269
     654,677 Fannie Mae, Pool #378141..............   10.000   4/1/19      715,616
     406,964 Fannie Mae, Pool #397120..............   10.000   5/1/21      444,845
     174,740 Fannie Mae, Pool #399289..............   10.000  12/1/14      190,875
      35,619 Fannie Mae, Pool #50163...............   10.500  11/1/18       39,425
   5,240,367 Fannie Mae, Pool #535270..............    8.500   4/1/30    5,520,165
   1,731,675 Fannie Mae, Pool #535332..............    8.500   4/1/30    1,824,134
     765,518 Fannie Mae, Pool #535435..............    8.500   8/1/30      805,883
   3,094,377 Fannie Mae, Pool #535488..............    8.500   9/1/30    3,257,540
   1,499,146 Fannie Mae, Pool #535608..............    9.500   4/1/30    1,614,172

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2001

   Principal                Security                      Maturity    Value
    Amount                Description              Rate %   Date     (Note 2)
   ---------              -----------              ------ --------   --------

               U.S. Government Agency Mortgages
               (continued)
 $     608,959 Fannie Mae, Pool #536282.........    8.500   7/1/30 $    641,069
       107,973 Fannie Mae, Pool #54075..........    8.500  12/1/08      114,783
       652,704 Fannie Mae, Pool #546591.........    8.500   6/1/30      687,120
        89,512 Fannie Mae, Pool #549605.........    8.500   8/1/30       93,921
        24,461 Fannie Mae, Pool #554465.........    8.500  10/1/23       25,952
       757,030 Fannie Mae, Pool #557160.........    8.500  12/1/30      796,947
        40,349 Fannie Mae, Pool #568980.........    8.500   2/1/31       42,465
       924,485 Fannie Mae, Pool #573752.........    8.500   2/1/31      973,232
        59,153 Fannie Mae, Pool #58253..........   10.000  10/1/16       64,584
     3,217,180 Fannie Mae, Pool #589561.........    8.500   5/1/31    3,385,855
     2,782,820 Fannie Mae, Pool #589604.........    8.500   5/1/31    2,928,722
               Fannie Mae, Series 1990-118,
        21,014 Class S, INV.....................   40.454  9/25/20       32,653
               Fannie Mae, Series 1992-186,
       915,346 Class S, INV, IO.................    3.304 10/25/27       55,287
               Fannie Mae, Series 1996-14, Class
        34,856 PC, PO...........................    0.000 12/25/23       25,016
               Fannie Mae, Series 1996-68, Class
       535,000 SC, INV, IO......................    4.288  1/25/24       51,146
               Fannie Mae, Series 1997-30, Class
       125,113 SI, INV, IO......................    4.188  7/25/22        7,945
               Fannie Mae, Series 1997-57, Class
     1,033,030 PV, PAC, IO......................    8.000  9/18/27      232,638
               Fannie Mae, Series 1999-42, Class
     6,059,714 SA, INV, IO......................    4.395 10/25/28      353,281
               Fannie Mae, Series 2000-31, Class
     3,959,412 SB, INV, IO......................    3.911 12/25/27      161,544
               Fannie Mae, Series 2001-24, Class
     1,350,000 FA...............................    3.955 10/25/24    1,349,790
               Fannie Mae, Series 2001-4, Class
     2,872,613 SA...............................    3.580  2/17/31      180,687
               Fannie Mae, Series G92-53, Class
        35,543 S, INV, IO.......................   48.938  9/25/22       29,895
     9,350,000 Fannie Mae, TBA..................    6.000   7/1/31    8,973,084
     3,600,000 Fannie Mae, TBA..................    6.500   7/1/31    3,542,437
     5,750,000 Fannie Mae, TBA..................    7.000   7/1/31    5,760,782
     5,750,000 Fannie Mae, TBA..................    7.000   7/1/31    5,773,357
     4,450,000 Fannie Mae, TBA..................    8.000   7/1/31    4,596,013
       360,822 Freddie Mac Gold Pool #D11089....    9.500  10/1/17      391,263
               Freddie Mac Strip, Series 191,
       495,668 Class IO.........................    8.000   1/1/28      106,181
 (c) 3,865,000 Freddie Mac, Series EUR..........    5.750  9/15/10    3,341,494
       562,594 Freddie Mac, Pool #170199........    9.500  10/1/16      606,559
        37,752 Freddie Mac, Pool #183455........   12.000  12/1/10       42,554
        48,240 Freddie Mac, Pool #360019........   10.500  12/1/17       52,907
       103,434 Freddie Mac, Pool #555285........   10.000   4/1/16      112,423
       605,280 Freddie Mac, Pool #C01150........    8.000   2/1/31      626,224
       606,409 Freddie Mac, Pool #C36928........    8.000   3/1/30      627,392
       793,002 Freddie Mac, Pool #C39536........    8.000   6/1/30      820,442
       603,648 Freddie Mac, Pool #C40308........    8.000   7/1/30      624,536
       791,639 Freddie Mac, Pool #C40541........    8.000   7/1/30      819,032
       603,548 Freddie Mac, Pool #C40560........    8.000   7/1/30      624,432
       604,688 Freddie Mac, Pool #C41219........    8.000   8/1/30      625,612
       603,366 Freddie Mac, Pool #C41513........    8.000   8/1/30      626,849
       350,035 Freddie Mac, Pool #C41563........    8.000   8/1/30      362,147
       603,872 Freddie Mac, Pool #C42635........    8.000  10/1/30      624,767
       396,734 Freddie Mac, Pool #C45882........    8.000  12/1/30      410,462
       788,510 Freddie Mac, Pool #C50601........    8.000   4/1/31      814,876
               Freddie Mac, Series 1415, Class
        50,100 S, INV, IO.......................   27.250 11/15/07       21,177
               Freddie Mac, Series 1476, Class
       561,272 S, INV, IO.......................    4.304  2/15/08       45,239
               Freddie Mac, Series 1485, Class
       415,384 S, INV, IO.......................    5.600  3/15/08       34,435
               Freddie Mac, Series 1600, Class
     1,017,818 SA, INV, IO......................    4.000 10/15/08       60,967
               Freddie Mac, Series 1950, Class
       594,133 SC, INV, IO......................    4.000 10/15/22       37,312
               Freddie Mac, Series 2182, Class
     4,735,701 SC, INV, IO......................    4.470  4/15/25      156,752

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2001

  Principal                Security                       Maturity    Value
   Amount                Description               Rate %   Date     Note (2)
  ---------              -----------               ------ --------   --------

             U.S. Government Agency Mortgages
             (Continued)
 $ 9,000,000 Freddie Mac, TBA...................    7.500   7/1/31 $  9,191,249
   3,500,000 Freddie Mac, TBA...................    8.000   7/1/31    3,617,032
             Government National Mortgage
      36,449 Assoc., Pool #112784...............   12.000  2/15/14       41,962
             Government National Mortgage
      32,236 Assoc., Pool #113480...............   12.000  4/15/14       37,112
             Government National Mortgage
      44,821 Assoc., Pool #114460...............   12.000  7/15/14       51,599
             Government National Mortgage
      16,887 Assoc., Pool #126040...............   10.500  2/15/16       18,755
             Government National Mortgage
      46,498 Assoc., Pool #1277.................   11.500  9/20/19       50,877
             Government National Mortgage
     126,647 Assoc., Pool #129961...............   11.000  8/15/15      142,438
             Government National Mortgage
      51,354 Assoc., Pool #131140...............   11.500  7/20/15       56,171
             Government National Mortgage
       1,858 Assoc., Pool #151321...............   10.500  3/15/16        2,064
             Government National Mortgage
      89,607 Assoc., Pool #156617...............   11.000  1/15/16      100,779
             Government National Mortgage
      49,982 Assoc., Pool #217447...............   10.500  6/15/19       55,495
             Government National Mortgage
      38,353 Assoc., Pool #252625...............   10.500 10/15/18       42,592
             Government National Mortgage
      67,173 Assoc., Pool #278126...............   10.500  6/15/19       74,582
             Government National Mortgage
      70,416 Assoc., Pool #278323...............   10.500  7/15/19       78,183
             Government National Mortgage
      75,133 Assoc., Pool #36890................   10.000 11/15/09       82,400
             Government National Mortgage
      25,674 Assoc., Pool #38023................   11.000  1/15/10       28,868
             Government National Mortgage
      45,673 Assoc., Pool #38484................   11.000  3/15/10       51,356
             Government National Mortgage
      38,255 Assoc., Pool #41625................   11.000  7/15/10       43,015
             Government National Mortgage
      36,672 Assoc., Pool #42444................   11.000  9/15/10       41,235
             Government National Mortgage
      39,025 Assoc., Pool #42710................   11.000  9/15/10       43,881
             Government National Mortgage
      42,549 Assoc., Pool #43080................   11.000  8/15/10       47,843
             Government National Mortgage
       1,689 Assoc., Pool #43285................   11.000  8/15/10        1,899
             Government National Mortgage
      85,737 Assoc., Pool #45290................   11.000 12/15/10       96,404
             Government National Mortgage
      34,390 Assoc., Pool #49399................   10.000  9/15/10       37,714
             Government National Mortgage
      34,807 Assoc., Pool #57312................   12.000  1/15/13       40,044
             Government National Mortgage
      20,815 Assoc., Pool #58625................   12.000 11/15/12       23,947
             Government National Mortgage
      24,574 Assoc., Pool #60040................   12.000  1/15/13       28,271
             Government National Mortgage
      10,917 Assoc., Pool #65918................   12.000  6/15/13       12,569
             Government National Mortgage
      22,741 Assoc., Pool #70492................   12.000  9/15/13       26,183
             Government National Mortgage
      30,079 Assoc., Pool #71155................   12.000  8/15/13       34,632
             Government National Mortgage
     148,397 Assoc., Pool #780315...............    9.500 12/15/17      162,235
             Government National Mortgage
      48,983 Assoc., Pool #780379...............   10.500  8/15/21       54,386
             Government National Mortgage
      81,122 Assoc., Pool #780384...............   11.000 12/15/17       91,359
             Government National Mortgage
     291,025 Assoc., Pool #780554...............   10.000  5/15/19      319,258
             Government National Mortgage
      81,236 Assoc., Pool #780609...............    9.500  9/15/22       88,792
             Government National Mortgage
     129,582 Assoc., Pool #80094, ARM...........    7.500  7/20/27      131,987
             Government National Mortgage
     257,423 Assoc., Pool #80114................    7.750  9/20/27      262,201
             Government National Mortgage
     527,386 Assoc., Pool #80123, ARM...........    7.625 10/20/27      538,004
             Government National Mortgage
     517,202 Assoc., Pool #80137, ARM...........    7.625 11/20/27      527,616
             Government National Mortgage
     130,969 Assoc., Pool #80145, ARM...........    7.625 12/20/27      133,606
             Government National Mortgage
     134,210 Assoc., Pool #80156................    7.375  1/20/28      135,463
             Government National Mortgage
     228,431 Assoc., Pool #8585.................    7.375  1/20/25      231,485
             Government National Mortgage
     615,611 Assoc., Pool #8595.................    7.375  2/20/25      623,470
             Government National Mortgage
     211,893 Assoc., Pool #8611.................    7.375  3/20/25      214,725
             Government National Mortgage
     323,961 Assoc., Pool #8621.................    7.375  4/20/25      328,820
             Government National Mortgage
     616,647 Assoc., Pool #8631.................    7.375  5/20/25      625,896
             Government National Mortgage
     187,840 Assoc., Pool #8644.................    7.375  6/20/25      190,657
             Government National Mortgage
     267,715 Assoc., Pool #8664.................    7.750  7/20/25      273,303
             Government National Mortgage
             Assoc., Series 1999-27, Class SE,
   2,383,899 INV, IO............................    4.630  8/16/29      178,077
             Government National Mortgage
   3,755,820 Assoc., Series 1999-29, Class SD...    4.030  3/16/26      212,579
             Government National Mortgage
             Assoc., Series 1999-32, Class SB,
   2,983,234 INV, IO............................    4.030  7/16/27      175,712

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Fixed Income II Portfolio
Portfolio of Investments (continued) -- June 30, 2001

  Shares or
  Principal               Security                       Maturity    Value
   Amount                Description              Rate %   Date     (Note 2)
  ---------              -----------              ------ --------   --------

             U.S. Government Agency Mortgages
             (continued)
             Government National Mortgage
             Assoc., Series 1999-34, Class SC,
 $ 2,449,169 INV, IO...........................   4.630   9/16/19 $    201,322
             Government National Mortgage
             Assoc., Series 1999-38, Class SM,
   2,552,359 INV, IO...........................   4.430   5/16/26      167,180
             Government National Mortgage
  18,500,000 Assoc., TBA.......................   7.000    7/1/31   18,656,102
                                                                  ------------
             Total U.S. Government Agency
             Mortgages (cost $115,118,372)                         115,264,771
                                                                  ------------
             U.S. Treasury Bill -- 0.27%
     500,000 U.S. Treasury Bill (b)............   3.500  11/15/01      493,332
                                                                  ------------
             Total U.S. Treasury Bill (cost
             $493,642).........................                        493,332
                                                                  ------------
             Rights/Warrants -- 0.00%
     807,000 Mexican United States -- Rights...   0.000   6/30/03        8,877
                                                                  ------------
             Total Rights/Warrants (cost $0)...                          8,877
                                                                  ------------
             Short-Term Investments -- 12.81%
             Miller Anderson & Sherrerd Cash
  23,495,390 Sweep.............................                     23,495,390
                                                                  ------------
             Total Short-Term Investments (cost
             $23,495,390)......................                     23,495,390
                                                                  ------------
                        Total Investments (cost
             $240,379,448) (a) -- 131.92%......                    241,871,110
                 Liabilities in excess of other
             assets -- (31.92)%................                    (58,520,011)
                                                                  ------------
             Total Net Assets -- 100.00%.......                   $183,351,099
                                                                  ------------

--------
(a) Cost for federal income tax purposes is $240,379,448. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation............................................. $3,842,347
Unrealized depreciation............................................. (2,350,685)
                                                                     ----------
Net unrealized appreciation......................................... $1,491,662
                                                                     ==========

(b) Principal amount of securities pledged as collateral for open future contracts.

(c)  Principal amount is denominated in Euros.

* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

ARM -- Adjustable Rate Mortgage
FHLMC -- Federal Home Loan Mortgage Corp.
INV -- Inverse Floater
IO -- Interest Only
MTN -- Medium Term Note
PAC -- Planned Amortization
PLC -- Public Liability Company
PO -- Principal Only
SUB -- Step-up Bond
TBA -- Security is subject to delayed delivery

Futures

 Number of                                Notional     Expiration   Unrealized
 Contracts                                  Value         Date      Gain/(Loss)
 ---------                               ----------- -------------- -----------
  80       U.S. Long Bond Futures.....   $ 8,025,000 September 2001  $(50,023)
             U.S. Treasury 5 Year Note
 129       Futures....................   $13,331,344 September 2001  $ 19,484
            U.S. Treasury 10 Year Note
  29       Futures....................   $ 2,987,453 September 2001  $ 25,833
                                                                     --------
           Total Unrealized Loss......                               $ (4,706)
                                                                     ========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments -- June 30, 2001

                                Security                             Value
 Shares                       Description                           (Note 2)
 ------                       -----------                           --------

        Common/Preferred Stocks -- 5.05%
        Media -- 1.13%
     10 Paxson Communications Corp. ...........................   $     93,500
    113 Paxson Communications Corp. ...........................      1,062,200
  3,180 Primedia, Inc., Series D...............................        267,120
  1,545 Primedia, Inc., Series F...............................        122,441
                                                                  ------------
                                                                     1,545,261
                                                                  ------------
        Telecom Services -- 2.58%
  1,900 Broadwing Communications...............................      1,876,250
  1,738 Dobson Communications..................................      1,633,720
 14,000 Song Networks Holding AB - ADR.........................         28,840
                                                                  ------------
                                                                     3,538,810
                                                                  ------------
        Telecommunications/Cellular -- 0.54%
  1,124 Nextel Communications, Inc., Series D..................        736,220
                                                                  ------------
        Telephone - Integrated -- 0.06%
  7,348 XO Communications, Inc. ...............................         29,392
    906 XO Communications, Inc., Series E......................         54,360
                                                                  ------------
                                                                        83,752
                                                                  ------------
        Utilities -- 0.74%
    938 TNP Enterprises, Inc., Series D........................      1,022,420
                                                                  ------------
        Total Common/Preferred Stocks (cost $8,255,828)........      6,926,463
                                                                  ------------
        Warrants -- 0.09%
        Business Services -- 0.05%
  2,795 GT Group Telecom, Inc., 2/1/10.........................         76,862
    800 Motient Corp., 4/1/08..................................            600
  2,100 WAM!NET, Inc., 3/1/05..................................            210
                                                                  ------------
                                                                        77,672
                                                                  ------------
        Media -- 0.01%
    400 Paxson Communications Corp., 6/30/03...................            160
    470 XM Satellite Radio, Inc., 3/15/10......................         12,925
                                                                  ------------
                                                                        13,085
                                                                  ------------
        Steel Manufacturing/Products -- 0.00%
    685 Republic Technologies International, 7/15/09...........             69
                                                                  ------------
        Telecommunications--0.01%
    600 Globalstar Telecom, 2/15/04 ...........................             60
    700 Maxcom Telecom, 4/1/07.................................            700
  6,500 Occidente Y Caribe Celular, 3/15/04....................          6,500
                                                                  ------------
                                                                         7,260
                                                                  ------------
        Utilities -- 0.02%
    875 TNP Enterprises, Inc., 4/1/11..........................         26,250
                                                                  ------------
        Total Warrants (cost $332,045).........................        124,336
                                                                  ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

 Principal            Security                    Maturity    Value
   Amount           Description           Rate %    Date     (Note 2)
 ---------          -----------           ------  --------   --------

            Collateralized Mortgage
            Obligations -- 0.35%
 $  339,873 DR Structured Finance,
             Series A-1................    6.660%  8/15/10 $    296,650
    225,000 DR Structured Financial
             Trust, Series A-2.........    8.375   8/15/15      185,076
                                                           ------------
            Total Collateralized
             Mortgage Obligations (cost
             $449,357).................                         481,726
                                                           ------------
            Corporate Bonds -- 65.93%
    375,000 Adelphia Communications....    9.375  11/15/09      358,125
    250,000 Adelphia Communications,
             Series B..................    9.875    3/1/07      247,500
  1,280,000 Adelphia Communications,
             Series B..................    8.375    2/1/08    1,171,200
  1,830,000 Adelphia Communications,
             Series B..................    7.750   1/15/09    1,614,975
    200,000 Advanstar Communications,
             Inc.*.....................   12.000   2/15/11      208,000
  1,120,000 AES Corp. .................    8.500   11/1/07    1,058,400
  1,395,000 Aetna, Inc. ...............    7.875    3/1/11    1,356,580
    662,036 Aircraft Lease Portfolio
             Securitization Ltd.,
             Series 1996-1, Class DX...   12.750   6/15/06      595,796
  1,125,000 Alliance Atlantis
             Communications*...........   13.000  12/15/09    1,181,250
  1,950,000 Allied Waste North
             America*..................    8.875    4/1/08    2,001,188
    495,000 American Cellular Corp.*...    9.500  10/15/09      465,300
  1,000,000 Anthem Insurance*..........    9.125    4/1/10    1,042,800
    950,000 Beazer Homes USA...........    8.625   5/15/11      947,625
    600,000 BRL Universal Equipment*...    8.875   2/15/08      612,000
    859,076 CA FM Lease Trust..........    8.500   7/15/17      842,968
    705,000 CB Richard Ellis*..........   11.250   6/15/11      692,663
  1,180,000 Centennial Communications..   10.750  12/15/08    1,091,500
  1,340,000 Centex Corp. ..............    7.875    2/1/11    1,332,491
  2,175,000 Charter Communications
             Holdings..................   10.250   1/15/10    2,223,938
  1,805,000 Chesapeake Energy Corp.*...    8.125    4/1/11    1,687,675
    530,000 CSC Holdings, Inc. ........    9.875   5/15/06      553,850
    450,000 D.R. Horton, Inc. .........    8.000    2/1/09      434,250
  1,250,000 Delhaize America, Inc.*....    9.000   4/15/31    1,359,681
    580,000 EchoStar DBS Corp. ........    9.375    2/1/09      568,400
    670,000 Encompass Services Corp.*..   10.500    5/1/09      643,200
  1,275,000 Exodus Communications,
             Inc. .....................   11.625   7/15/10      439,875
  1,210,000 Flowserve Corp. ...........   12.250   8/15/10    1,294,700
    335,000 Focal Communications Corp.,
             DN, Series B, SUB.........   12.125   2/15/08       70,350
  2,050,000 Focal Communications Corp.,
             Series B..................   11.875   1/15/10      658,563
    300,000 Fresenius Med Cap..........    9.000   12/1/06      309,000
  1,870,000 Fresenius, Yankee..........    7.875    2/1/08    1,841,950
    890,000 Globalstar LP (b).............11.375   2/15/04       40,050
  1,750,000 Globix Corp. ..............   12.500    2/1/10      507,500
  1,075,000 Golden State Holdings......    7.125    8/1/05    1,053,929
  1,950,000 Harrah's Operating Co.,
             Inc.*.....................    8.000    2/1/11    1,984,497
    795,000 Hayes Lemmerz
             International, Inc.,
             Series B..................    9.125   7/15/07      600,225
  1,520,000 Hayes Lemmerz
             International, Inc.,
             Series B..................    8.250  12/15/08    1,064,000
  1,000,000 HCA, Inc. .................    7.125    6/1/06      986,755
  1,235,000 Health Net, Inc.*..........    8.375   4/15/11    1,238,110
    805,000 Hilton Hotels..............    7.950   4/15/07      808,112
    775,000 HMH Properties, Series A...    7.875    8/1/05      759,500
  2,000,000 Horseshoe Gaming Holdings,
             Series B..................    8.625   5/15/09    2,000,000
     40,000 Host Marriott LP, Series
             E.........................    8.375   2/15/06       39,100
  1,565,000 Huntsman ICI Chemicals.....   10.125    7/1/09    1,549,350
  1,490,000 Hyperion Telecom, Series B,
             SUB.......................   13.000   4/15/03    1,087,700
  1,505,000 Intermedia Communication,
             Series B, SUB.............   11.250   7/15/07    1,324,400

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

   Principal                Security                      Maturity    Value
    Amount                Description              Rate %   Date     (Note 2)
   ---------              -----------              ------ --------   --------

               Corporate Bonds (continued)
    $1,425,000 International Game Technology....    8.375  5/15/09 $  1,460,625
     1,400,000 ISP Holdings, Inc., Series B.....    9.000 10/15/03    1,347,500
       300,000 Jet Equipment Trust, Series 95-
                D*..............................   11.440  11/1/14      311,360
       400,000 Jet Equipment Trust, Series C1*..   11.790  6/15/13      423,686
       434,739 K-Mart Funding Corp., Series F...    8.800   7/1/10      412,062
       150,000 Key Energy Services, Inc.*.......    8.375   3/1/08      151,500
       310,000 Lear Corp., Series B.............    7.960  5/15/05      315,545
       720,000 Lear Corp., Series B.............    8.110  5/15/09      721,702
       590,000 Lucent Technologies, Inc. .......    6.450  3/15/29      340,451
     1,105,000 Lyondell Chemical Co., Series A..    9.625   5/1/07    1,099,475
     1,470,000 McLeodUSA, Inc. .................   11.375   1/1/09      926,100
       225,000 McLeodUSA, Inc. .................   11.500   5/1/09      137,250
     1,635,000 Metromedia Fiber Network.........   10.000 12/15/09      629,475
       625,000 Michael Foods*...................   11.750   4/1/11      640,625
       230,000 Millennium America, Inc.*........    9.250  6/15/08      228,850
       520,000 Mirant Americas*.................    7.625   5/1/06      524,885
       860,000 Motient Corp., Series B*.........   12.250   4/1/08      180,600
     2,015,000 Musicland Group, Inc., Series B..    9.875  3/15/08    2,095,600
     1,230,000 National Steel Corp., Series D...    9.875   3/1/09      430,500
       900,000 Nextel Communications............    9.375 11/15/09      713,250
     1,345,000 Nextel Communications, SUB.......   10.650  9/15/07      949,906
     1,775,000 Nextel Communications, SUB.......    9.950  2/15/08    1,109,375
       475,000 Nextlink Communications..........   10.750 11/15/08      152,000
       645,000 Nextlink Communications, SUB.....    9.450  4/15/08      116,100
       410,000 Nextlink Communications, SUB.....   12.250   6/1/09       61,500
       625,000 Nextlink Communications, SUB.....   12.125  12/1/09       93,750
       570,000 Nextmedia Operating, Inc.*.......   10.750   7/1/11      561,507
     1,200,000 Nortek, Inc. ....................    9.875   3/1/04    1,217,400
 (c) 1,305,000 NTL, Inc., Series B, SUB.........   10.750   4/1/08      835,091
       357,370 Oha Grantor*.....................   11.000  9/15/03      338,761
       425,000 Omnicare, Inc.*..................    8.125  3/15/11      429,250
     1,095,000 Owens-Illinois, Inc. ............    7.350  5/15/08      799,350
     1,020,000 Owens-Illinois, Inc. ............    7.500  5/15/10      708,900
       640,000 Owens-Illinois, Inc. ............    7.800  5/15/18      396,800
       475,000 Park Place Entertainment.........    8.500 11/15/06      499,686
       670,000 Pemex Project Funding Master
                Trust*..........................    9.125 10/13/10      709,363
       465,000 PG&E National Energy Group*......   10.375  5/16/11      470,159
       670,000 Phelps Dodge Corp. ..............    8.750   6/1/11      665,979
     1,250,000 Primedia, Inc.*..................    8.875  5/15/11    1,156,250
       210,000 Primus Telecomm Group............   11.250  1/15/09       48,300
       195,000 Primus Telecomm Group............   12.750 10/15/09       44,850
       715,000 Primus Telecomm Group, Series B..    9.875  5/15/08      164,450
       400,000 PSINet, Inc. (b).................   11.000   8/1/09       24,000
     1,765,000 PSINet, Inc., Series B (b).......   10.000  2/15/05      105,900
       370,000 Radio One, Inc.*.................    8.875   7/1/11      370,000
       625,000 RCN Corp., Series B, SUB.........    9.800  2/15/08      175,000
     1,615,000 RCN Corp., SUB...................   11.125 10/15/07      484,500
       685,000 Republic Technologies
                International (b)...............   13.750  7/15/09       78,775
     1,165,000 Rhythms NetConnections, Inc.,
                Series B........................   14.000  2/15/10       34,950
     1,990,000 Rhythms NetConnections, Inc.,
                Series B, SUB...................   13.500  5/15/08       59,700
       825,000 Salem Communications Holding
                Corp.*..........................    9.000   7/1/11      820,875
       860,000 Schuler Homes*...................    9.375  7/15/09      860,000

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

  Principal                Security                       Maturity    Value
   Amount                Description               Rate %   Date     (Note 2)
  ---------              -----------               ------ --------   --------

             Corporate Bonds (continued)
 $   410,000 Schuler Homes*.....................   10.500  7/15/11 $    410,000
   2,400,000 Smithfield Foods, Inc. ............    7.625  2/15/08    2,339,999
   1,560,000 Station Casinos, Inc. .............    9.750  4/15/07    1,599,000
     450,000 Station Casinos, Inc. .............    8.875  12/1/08      450,000
     375,000 Station Casinos, Inc. .............    9.875   7/1/10      388,594
     200,000 Station Casinos, Inc.*.............    8.375  2/15/08      200,750
     820,000 Tenet Healthcare Corp. ............    8.625  1/15/07      850,750
   1,200,000 Tenet Healthcare Corp., Series B...    8.125  12/1/08    1,231,500
     630,000 The Healthcare Co. ................    7.150  3/30/04      626,472
     805,000 The Healthcare Co. ................    6.910  6/15/05      792,677
      75,000 The Healthcare Co. ................    8.750   9/1/10       79,597
   1,265,000 The Healthcare Co. ................    7.690  6/15/25    1,143,690
      90,000 The Healthcare Co., MTN............    7.580  9/15/25       81,310
 (d) 350,000 The Manitowoc Co., Inc.*...........   10.375  5/15/11      307,410
   1,100,000 Toll Corp. ........................    8.250   2/1/11    1,069,750
     650,000 TRW, Inc. .........................    7.625  3/15/06      669,181
     865,000 USA Waste..........................    7.125  10/1/07      867,875
     205,000 USA Waste..........................    7.125 12/15/17      189,985
   1,460,000 Viatel, Inc., SUB (b)..............   12.500  4/15/08       29,200
   1,125,000 Vintage Petroleum*.................    8.625   2/1/09    1,158,750
     875,000 Vintage Petroleum*.................    7.875  5/15/11      848,750
     935,000 WAM!Net, Inc., Series B, SUB.......   13.250   3/1/05       46,750
   1,950,000 Waste Management, Inc. ............    7.000 10/15/06    1,955,448
     335,000 Waste Management, Inc. ............    7.650  3/15/11      340,062
   6,385,000 Winstar Communications, Inc., SUB
              (b)*..............................   14.750  4/15/10       31,925
     345,000 XM Satellite Radio, Inc. ..........   14.000  3/15/10      207,000
     600,000 XO Communications, Inc. ...........   10.750   6/1/09      192,000
     825,000 Young Broadcasting, Inc.*..........   10.000   3/1/11      792,000
                                                                   ------------
             Total Corporate Bonds (cost
              $103,432,162).....................                     90,482,914
                                                                   ------------
             Foreign Bonds -- 20.90%
             Argentina -- 0.60%
     390,000 Cablevision SA.....................   13.750   5/1/09      274,950
   1,395,000 CTI Holdings SA, SUB...............   11.500  4/15/08      544,050
                                                                   ------------
                                                                        819,000
                                                                   ------------
             Australia -- 1.18%
     485,000 Glencore Nickel Property Ltd. .....    9.000  12/1/14      373,450
   1,480,000 Murrin Murrin Holdings Property....    9.375  8/31/07    1,243,200
                                                                   ------------
                                                                      1,616,650
                                                                   ------------
             Bermuda -- 1.52%
     955,000 Global Crossing Holding Ltd. ......    9.625  5/15/08      754,450
   1,750,000 Global Crossing Holding Ltd.,
              Yankee*...........................    8.700   8/1/07    1,329,999
     130,000 RSL Communications Ltd. (b)........   12.250 11/15/06        3,575
                                                                   ------------
                                                                      2,088,024
                                                                   ------------
             Brazil -- 0.61%
   1,120,583 Federal Republic of Brazil.........    8.000  4/15/14      830,632
                                                                   ------------
             Canada -- 5.88%
     835,000 Air Canada*........................   10.250  3/15/11      782,813
   2,795,000 GT Group Telecom, SUB*.............   13.250   2/1/10      880,425
   1,685,000 Husky Oil Ltd. ....................    8.900  8/15/28    1,715,666

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

  Principal                Security                       Maturity    Value
   Amount                Description               Rate %   Date     (Note 2)
  ---------              -----------               ------ --------   --------

             Foreign Bonds (continued)
             Canada (continued)
 $   970,000 Norampac, Inc. ....................    9.500  2/1/08  $  1,013,650
   1,600,000 Pacifica Papers, Inc. .............   10.000 3/15/09     1,687,999
     700,000 Quebecor Media, Inc.*..............   11.125 7/15/11       684,558
     400,000 Tembec Industries, Inc. ...........    8.500  2/1/11       408,000
     890,000 Tembec Industries, Inc.*...........    8.500  2/1/11       907,800
                                                                   ------------
                                                                      8,080,911
                                                                   ------------
             Colombia -- 0.41%
     585,000 Republic of Colombia...............    9.750 4/23/09       558,675
                                                                   ------------
             Germany -- 1.34%
   1,800,000 Callahan Nordrhein-Westf*..........   14.000 7/15/10     1,476,000
 (d) 425,000 Messer Griesheim Holdings AG*......   10.375  6/1/11       366,088
                                                                   ------------
                                                                      1,842,088
                                                                   ------------
             Korea -- 0.18%
     100,000 Hyundai Semiconductor*.............    8.250 5/15/04        82,000
     225,000 Hyundai Semiconductor*.............    8.625 5/15/07       164,250
                                                                   ------------
                                                                        246,250
                                                                   ------------
             Luxembourg -- 0.97%
 (d) 565,000 Huntsman ICI Chemicals, Series
              EUR...............................   10.125  7/1/09       473,528
 (d) 970,000 PTC International Fin II SA, Series
              EUR...............................   11.250 12/1/09       854,018
                                                                   ------------
                                                                      1,327,546
                                                                   ------------
             Mauritius -- 0.31%
   1,150,000 Indah Kiat Financials (b)..........   10.000  7/1/07       235,750
   1,335,000 Pindo Deli Financial (b)...........   10.750 10/1/07       186,900
                                                                   ------------
                                                                        422,650
                                                                   ------------
             Mexico -- 2.23%
   1,035,000 Grupo Iusacell SA..................   14.250 12/1/06     1,102,275
     770,000 Maxcom Telecomunicacione, Series
              B*................................   13.750  4/1/07       277,200
     655,000 Satelites Mexicanos SA, Series B...   10.125 11/1/04       438,850
     945,000 TV Azteca SA, Series B.............   10.500 2/15/07       876,488
     365,000 United Mexican States..............    8.375 1/14/11       367,373
                                                                   ------------
                                                                      3,062,186
                                                                   ------------
             Netherlands -- 1.69%
     445,000 Cellco Fin NV......................   12.750  8/1/05       359,338
     640,000 Hermes Europe Railtel BV...........   11.500 8/15/07       102,400
     255,000 Hermes Europe Railtel BV...........   10.375 1/15/09        40,800
     380,000 Netia Holdings BV, Series B........   10.250 11/1/07       155,800
 (d) 515,000 Netia Holdings II BV, Series B.....   13.500 6/15/09       217,991
     785,000 Paiton Energy Funding BV*..........    9.340 2/15/14       235,500
     550,000 TELE1 Europe BV....................   13.000 5/15/09       302,500
 (d) 185,000 TELE1 Europe BV....................   11.875 12/1/09        91,620
 (d) 200,000 TELE1 Europe BV*...................   12.375  2/1/08       100,742
 (d) 755,000 TELE1 Europe BV, Series EUR........   13.000 5/15/09       393,083
     920,000 United Pan - Europe Comm NV, Series
              B.................................   10.875  8/1/09       324,300
                                                                   ------------
                                                                      2,324,074
                                                                   ------------
             Philippines -- 0.17%
   1,310,000 Bayan Telecommunications, SUB
              (b)*..............................   13.500 7/15/06       239,075
                                                                   ------------

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001

   Principal                Security                      Maturity    Value
    Amount                Description              Rate %   Date     (Note 2)
   ---------              -----------              ------ --------   --------

               Foreign Bonds (continued)
               United Kingdom -- 3.81%
 $     250,000 British Sky Broadcasting.........    6.875  2/23/09 $    229,469
     2,245,000 British Sky Broadcasting.........    8.200  7/15/09    2,219,186
       585,000 Dolphin Telecom PLC, Series B,
                SUB.............................   14.000  5/15/09       11,700
 (d) 1,490,000 Dolphin Telecom PLC, SUB.........   11.625   6/1/08       37,842
   (d) 222,412 Esprit Telecom Group, Series DM
                (b).............................   11.500 12/15/07        4,707
   (d) 345,122 Esprit Telecom PLC (b)...........   11.000  6/15/08        7,304
       465,000 HMV Media Group, Series B........   10.250  5/15/08      267,375
       475,000 HMV Media Group, Series B........   10.875  5/15/08      467,631
       765,000 ONO Finance PLC*.................   14.000  2/15/11      650,250
       985,000 RSL Communications PLC (b).......    9.125   3/1/08       27,088
       495,000 RSL Communications PLC (b).......   12.000  11/1/08       13,613
       560,000 RSL Communications PLC (b).......    9.875 11/15/09       15,400
       910,000 RSL Communications PLC, SUB (b)..   10.125   3/1/08       20,475
 (d) 1,132,512 RSL Communications PLC, SUB (b)..   10.000  3/15/08       19,175
       100,000 Telewest Communication PLC.......    9.875   2/1/10       84,000
 (c) 1,730,000 Telewest Communication PLC, SUB..    9.875  4/15/09    1,155,718
                                                                   ------------
                                                                      5,230,933
                                                                   ------------
               Total Foreign Bonds (cost
               $35,066,192)                                          28,688,694
                                                                   ------------
               Short-Term Investments -- 4.38%
               Cash & Equivalents -- 4.38%
                 Miller Anderson & Sherrerd Cash
     6,014,624 Sweep............................                      6,014,624
                                                                   ------------
               Total Short-Term Investments
               (cost $6,014,624)................                      6,014,624
                                                                   ------------
               Total Investments (cost
               $153,550,208) (a) -- 96.70%......                    132,718,757
               Other assets in excess of
               liabilities -- 3.30%.............                      4,529,386
                                                                   ------------
               Total Net Assets -- 100.00%......                   $137,248,143
                                                                   ============

--------
(a) Cost for federal income tax purposes is $153,571,811. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

 Unrealized appreciation.........................................  $  2,184,687
 Unrealized depreciation.........................................   (23,037,741)
                                                                   ------------
 Net unrealized depreciation.....................................  $(20,853,054)
                                                                   ============

(b) Issuer has defaulted on the payment of interest.
(c) Principal amount is denominated in British Pounds.
(d) Principal amount is denominated in Euros.
* Represents a restricted security, purchased under rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

ADR -- American Depository Receipt
DN -- Discount Note
MTN -- Medium Term Note
PLC -- Public Liability Company
SUB -- Step-up Bond

Futures

Number
 of                                        Notional      Expiration   Unrealized
Contracts                                    Value          Date         Gain
---------                                ------------- -------------- ----------
15  U.K. Gilt Future 10 Year............ BPS 1,679,850 September 2001 USD 13,459

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
High Yield Bond Portfolio
Portfolio of Investments (continued) -- June 30, 2001


 Contract
  Amount                                          Value on                   Unrealized
  (Local   Forward Exchange           Settlement Origination   Value on    Appreciation/
 Currency) Contracts                     Date       Date        6/30/01    (Depreciation)
 --------- ----------------           ---------- -----------  -----------  --------------
           Currency Purchased
   195,000 British Pound...........     8/9/01   $   273,137  $   275,204     $  2,067
 3,485,000 Euro....................    8/29/01     2,982,600    2,953,890      (28,710)
                                                 -----------  -----------     --------
           Total Currency
           Purchased...............              $ 3,255,737  $ 3,229,094     $(26,643)
                                                 ===========  ===========     ========
           Currency Sold
   360,000 British Pound...........     8/9/01   $  (516,665) $  (508,068)    $  8,597
 1,550,000 British Pound...........    8/14/01    (2,194,800)  (2,187,105)       7,695
   425,000 Euro....................    7/31/01      (372,334)    (360,408)      11,926
   200,000 Euro....................    8/14/01      (175,910)    (169,563)       6,347
 6,620,000 Euro....................    8/29/01    (5,666,720)  (5,611,120)      55,600
                                                 -----------  -----------     --------
           Total Currency Sold.....              $(8,926,428) $(8,836,262)    $ 90,165
                                                 ===========  ===========     ========
           Net Unrealized
           Appreciation............                                           $ 63,522
                                                                              ========

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities
June 30, 2001

                                                              Small
                                               Growth     Capitalization International
                              Value Equity     Equity         Equity        Equity
                               Portfolio     Portfolio      Portfolio      Portfolio
                              ------------  ------------  -------------- -------------
ASSETS:
 Investments, at value (cost
  $255,675,271; $311,477,916;
  $269,006,282; and
  $404,427,660
  respectively).............. $284,292,128  $328,100,654   $309,651,318  $370,845,970
 Repurchase agreements, at
  value......................           --            --      2,185,463            --
                              ------------  ------------   ------------  ------------
   Total Investments.........  284,292,128   328,100,654    311,836,781   370,845,970
                              ------------  ------------   ------------  ------------
 Cash........................          170     1,093,628         62,091            --
 Foreign currency, at value
  (cost $0; $0; $0; and
  $334,820 respectively).....           --            --             --       335,774
 Unrealized appreciation on
  forward exchange
  contracts..................           --            --             --       409,515
 Receivable for investments
  sold.......................   66,763,255    37,647,098      4,125,104     1,698,511
 Dividends and interest
  receivable.................      270,882       130,074        157,572       208,196
 Foreign tax reclaim
  receivable.................           --            --             --       422,548
 Prepaid expenses and other
  assets.....................       14,495        17,722         15,787        17,340
                              ------------  ------------   ------------  ------------
   Total Assets..............  351,340,930   366,989,176    316,197,335   373,937,854
                              ------------  ------------   ------------  ------------
LIABILITIES:
 Payable for investments
  purchased..................   70,024,433    39,728,456      3,824,230     5,012,721
 Unrealized depreciation on
  forward exchange
  contracts..................           --            --             --       472,972
 Payable to custodian........           --            --        257,823            --
 Advisory fees payable.......       72,045        80,045        102,673       121,433
 Consulting fee payable......       11,719        13,407         12,626        15,180
 Other accrued expenses......       40,489        69,967         51,474       103,643
                              ------------  ------------   ------------  ------------
   Total Liabilities.........   70,148,686    39,891,875      4,248,826     5,725,949
                              ------------  ------------   ------------  ------------
NET ASSETS................... $281,192,244  $327,097,301   $311,948,509  $368,211,905
                              ============  ============   ============  ============
NET ASSETS CONSIST OF:
 Shares of beneficial
  interest, at par value..... $     20,097  $     27,700   $     24,074  $     39,704
 Additional paid-in capital..  254,411,205   360,697,363    277,364,598   441,167,632
 Undistributed (distribution
  in excess of) net
  investment income..........           --            --             --      (516,223)
 Accumulated net realized
  loss on investments,
  futures and foreign
  currency transactions......   (1,855,915)  (50,250,500)    (6,085,199)  (38,816,372)
 Net unrealized
  appreciation/(depreciation)
  on investments, futures and
  foreign currency
  transactions...............   28,616,857    16,622,738     40,645,036   (33,662,836)
                              ------------  ------------   ------------  ------------
   Total Net Assets.......... $281,192,244  $327,097,301   $311,948,509  $368,211,905
                              ============  ============   ============  ============
SHARES OF BENEFICIAL
 INTEREST:
 Shares of beneficial
  interest outstanding.......   20,097,090    27,700,440     24,073,925    39,703,839
                              ============  ============   ============  ============
 Net Asset Value, offering
  and redemption price per
  share...................... $      13.99  $      11.81   $      12.96  $       9.27
                              ============  ============   ============  ============


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Assets and Liabilities (continued)
June 30, 2001

                                            Intermediate Term
                              Fixed Income   Municipal Bond   Fixed Income II High Yield Bond
                               Portfolio        Portfolio        Portfolio       Portfolio
                              ------------  ----------------- --------------- ---------------
ASSETS:
 Investments, at value (cost
  $123,528,603; $194,122,327;
  $240,379,448; and
  $153,550,208
  respectively).............. $125,708,999    $199,958,161     $241,871,110    $132,718,757
 Repurchase agreements, at
  value......................    1,970,146              --               --              --
                              ------------    ------------     ------------    ------------
   Total Investments.........  127,679,145     199,958,161      241,871,110     132,718,757
                              ------------    ------------     ------------    ------------
 Cash........................      788,527          10,150           29,195         178,936 (a)
 Unrealized appreciation on
  forward exchange
  contracts..................           --              --               --          92,232
 Receivable for investments
  sold.......................           --       2,121,128        6,630,992       2,517,700
 Dividends and interest
  receivable.................    1,529,458       2,899,075        2,195,724       3,317,616
 Variation margin receivable
  on future contracts........           --              --           73,156           8,017
 Prepaid expenses and other
  assets.....................        7,285          10,640           12,542           5,598
                              ------------    ------------     ------------    ------------
   Total Assets..............  130,004,415     204,999,154      250,812,719     138,838,856
                              ------------    ------------     ------------    ------------
LIABILITIES:
 Dividends payable...........      677,501         770,711        1,055,317              --
 Payable for investments
  purchased..................    1,136,394       2,128,040       66,287,084       1,453,915
 Unrealized depreciation on
  forward exchange
  contracts..................           --              --               --          28,710
 Advisory fees payable.......       27,393          41,837           41,414          42,408
 Consulting fee payable......        5,371           8,203            7,530           5,655
 Other accrued expenses......       20,770          31,026           70,275          60,025
                              ------------    ------------     ------------    ------------
   Total Liabilities.........    1,867,429       2,979,817       67,461,620       1,590,713
                              ------------    ------------     ------------    ------------
NET ASSETS .................. $128,136,986    $202,019,337     $183,351,099    $137,248,143
                              ============    ============     ============    ============
NET ASSETS CONSIST OF:
 Shares of beneficial
  interest, at par value..... $     12,934    $     20,433     $     17,744    $     16,457
 Additional paid-in capital
  ...........................  127,694,830     198,108,074      177,695,200     157,717,265
 Undistributed net investment
  income.....................            7           6,747           18,827         784,174
 Accumulated net realized
  gain/(loss) on investments,
  futures and foreign
  currency transactions......   (1,751,181)     (1,951,751)       4,142,280        (512,947)
 Net
  appreciation/(depreciation)
  on investments, futures and
  foreign currency
  transactions...............    2,180,396       5,835,834        1,477,048     (20,756,806)
                              ------------    ------------     ------------    ------------
   Total Net Assets.......... $128,136,986    $202,019,337     $183,351,099    $137,248,143
                              ============    ============     ============    ============
SHARES OF BENEFICIAL
 INTEREST:
 Shares of beneficial
  interest outstanding.......   12,934,352      20,432,870       17,743,603      16,456,947
                              ============    ============     ============    ============
 Net Asset Value, offering
  and redemption price per
  share...................... $       9.91    $       9.89     $      10.33    $       8.34
                              ============    ============     ============    ============

--------
(a) Cash pledged as collateral for open future contracts

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations
For the Year Ended June 30, 2001

                                                               Small
                                                           Capitalization International
                              Value Equity  Growth Equity      Equity        Equity
                               Portfolio      Portfolio      Portfolio      Portfolio
                              ------------  -------------  -------------- -------------
INVESTMENT INCOME:
 Interest...................  $   326,059   $     599,582   $    724,848  $  1,145,968
 Dividends (net of foreign
  withholding tax of
  $10,236; $1,692; $4,170;
  and $517,822
  respectively).............    4,424,401       1,655,116      1,545,674     4,329,830
                              -----------   -------------   ------------  ------------
   Total Investment Income..    4,750,460       2,254,698      2,270,522     5,475,798
                              -----------   -------------   ------------  ------------
EXPENSES:
 Advisory fees..............      865,999         697,539      1,103,277     1,298,174
 Consulting fees............      133,723         164,761        134,551       162,276
 Administrative services
  fees......................      307,555         378,942        309,461       373,227
 Custodian fees.............       67,188          81,473         66,066       231,604
 Audit and legal fees.......       27,226          28,852         26,906        28,255
 Registration and filing
  fees......................       15,956          45,689         26,219        44,503
 Trustee fees...............        2,454           4,349          3,680         4,369
 Other expenses.............        4,025          14,285         16,539        14,919
                              -----------   -------------   ------------  ------------
   Total Expenses...........    1,424,126       1,415,890      1,686,699     2,157,327
                              -----------   -------------   ------------  ------------
 Net Investment Income......    3,326,334         838,808        583,823     3,318,471
                              -----------   -------------   ------------  ------------
NET REALIZED/UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on
  investments...............     (691,079)    (38,112,418)     5,014,234   (38,820,966)
 Net realized gain/(loss) on
  foreign currency
  transactions..............           --              --             --       576,428
                              -----------   -------------   ------------  ------------
 Net realized gain/(loss) on
  investments and foreign
  currency transactions.....     (691,079)    (38,112,418)     5,014,234   (38,244,538)
                              -----------   -------------   ------------  ------------
 Net change in unrealized
  appreciation/(depreciation)
  on investments............   19,699,353     (94,337,280)   (13,668,317)  (61,593,179)
 Net change in unrealized
  appreciation/(depreciation)
  on foreign currency
  transactions..............           --              --             --       (63,457)
                              -----------   -------------   ------------  ------------
 Net change in unrealized
  appreciation/(depreciation)
  on investments and foreign
  currency transactions.....   19,699,353     (94,337,280)   (13,668,317)  (61,656,636)
                              -----------   -------------   ------------  ------------
 Net realized/unrealized
  gain/(loss) on investments
  and foreign currency
  transactions..............   19,008,274    (132,449,698)    (8,654,083)  (99,901,174)
                              -----------   -------------   ------------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................  $22,334,608   $(131,610,890)  $ (8,070,260) $(96,582,703)
                              ===========   =============   ============  ============


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Operations (continued)
For the Year Ended June 30, 2001


                                            Intermediate Term
                              Fixed Income   Municipal Bond   Fixed Income II High Yield Bond
                               Portfolio        Portfolio       Portfolio*      Portfolio*
                              ------------  ----------------- --------------- ---------------
INVESTMENT INCOME:
 Interest...................  $ 9,007,268      $11,121,995      $10,085,268    $ 10,142,871
 Dividends (net of foreign
  withholding tax of $0; $0;
  $3,307; and $0
  respectively).............       33,262          121,945          256,648         551,837
                              -----------      -----------      -----------    ------------
   Total Investment Income..    9,040,530       11,243,940       10,341,916      10,694,708
                              -----------      -----------      -----------    ------------
EXPENSES:
 Advisory fees..............      356,081          579,831          385,549         323,305
 Consulting fees............       64,744          105,427           70,100          43,107
 Administration services
  fees......................      122,592          199,605          132,578          81,460
 Custodian fees.............       31,572           54,516           40,054          26,564
 Audit and legal fees.......       17,804           23,298           21,099          17,269
 Registration and filing
  fees......................        4,760            6,503           51,842          39,609
 Trustee fees...............        1,157            2,837            2,606           1,639
 Other expenses.............        5,645            8,999            7,333           5,055
                              -----------      -----------      -----------    ------------
 Total Expenses before
  waivers/reimbursements....      604,355          981,016          711,161         538,008
 Less: Expenses waived by
  advisor...................       (6,324)         (10,241)              --              --
 Less: Expenses
  reimbursed................           --           (4,279)              --         (13,000)
                              -----------      -----------      -----------    ------------
   Net Expenses.............      598,031          966,496          711,161         525,008
                              -----------      -----------      -----------    ------------
 Net Investment Income......    8,442,499       10,277,444        9,630,755      10,169,700
                              -----------      -----------      -----------    ------------
NET REALIZED/UNREALIZED
 GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain/(loss) on
  investments...............    1,483,898          307,749        5,519,027        (483,875)
 Net realized gain/(loss) on
  futures...................           --               --         (898,447)         15,320
 Net realized gain/(loss) on
  foreign currency
  transactions..............           --               --               --         202,409
                              -----------      -----------      -----------    ------------
 Net realized gain/(loss)
  on investments, futures
  and foreign currency
  transactions..............    1,483,898          307,749        4,620,580        (266,146)
                              -----------      -----------      -----------    ------------
 Net change in unrealized
  appreciation/(depreciation)
  on investments............    4,870,630        6,777,662        1,481,754     (20,833,787)
 Net change in unrealized
  appreciation/(depreciation)
  on futures................           --               --           (4,706)         13,459
 Net change in unrealized
  appreciation/(depreciation)
  on foreign currency
  transactions..............           --               --               --          63,522
                              -----------      -----------      -----------    ------------
 Net change in unrealized
  appreciation/(depreciation)
  on investments, futures
  and foreign currency
  transactions..............    4,870,630        6,777,662        1,477,048     (20,756,806)
                              -----------      -----------      -----------    ------------
 Net realized/unrealized
  gain/(loss) on
  investments, futures and
  foreign currency
  transactions..............    6,354,528        7,085,411        6,097,628     (21,022,952)
                              -----------      -----------      -----------    ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................  $14,797,027      $17,362,855      $15,728,383    $(10,853,252)
                              ===========      ===========      ===========    ============

--------
* Portfolios commenced operations on September 26, 2000.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets

                                                                                         Small Capitalization
                               Value Equity Portfolio      Growth Equity Portfolio         Equity Portfolio
                              --------------------------  ---------------------------  --------------------------
                               Year Ended    Year Ended                   Year Ended    Year Ended    Year Ended
                                June 30,      June 30,     Year Ended      June 30,      June 30,      June 30,
                                  2001          2000      June 30, 2001      2000          2001          2000
                              ------------  ------------  -------------  ------------  ------------  ------------
From Investment Activities:
Operations:
 Net investment income......  $  3,326,334  $  2,754,126  $     838,808  $  1,369,585  $    583,823  $    428,618
 Net realized gain/(loss) on
  investment transactions
  and futures...............      (691,079)    5,473,014    (38,112,418)   43,643,999     5,014,234    21,816,787
 Net change in unrealized
  appreciation/(depreciation)
  on investment transactions
  and futures...............    19,699,353   (18,584,119)   (94,337,280)   24,368,469   (13,668,317)   29,756,097
                              ------------  ------------  -------------  ------------  ------------  ------------
 Net increase/(decrease) in
  net assets resulting from
  operations................    22,334,608   (10,356,979)  (131,610,890)   69,382,053    (8,070,260)   52,001,502
                              ------------  ------------  -------------  ------------  ------------  ------------
Distributions to
 Shareholders from:
 Net investment income......    (3,339,129)   (2,767,912)      (850,500)   (1,356,963)     (625,863)     (401,311)
 Net realized gain from
  investment transactions
  and futures...............    (5,289,049)  (10,405,207)   (39,056,577)  (27,995,307)  (26,356,444)           --
                              ------------  ------------  -------------  ------------  ------------  ------------
 Net decrease in net assets
  resulting from
  distributions.............    (8,628,178)  (13,173,119)   (39,907,077)  (29,352,270)  (26,982,307)     (401,311)
                              ------------  ------------  -------------  ------------  ------------  ------------
Shares of Beneficial
 Interest:
 Proceeds from shares
  issued....................    84,507,816    98,349,586    196,213,930   127,546,023    96,363,676    72,523,298
 Proceeds from reinvestment
  of dividends..............     7,844,326    11,719,217     33,628,663    26,959,447    22,529,876       300,384
 Cost of shares redeemed....   (66,669,066)  (61,676,018)   (92,834,368)  (97,805,215)  (51,676,862)  (55,376,119)
                              ------------  ------------  -------------  ------------  ------------  ------------
 Net increase in net assets
  from shares of beneficial
  interest transactions.....    25,683,076    48,392,785    137,008,225    56,700,255    67,216,690    17,447,563
                              ------------  ------------  -------------  ------------  ------------  ------------
 Total increase/(decrease)
  in net assets.............    39,389,506    24,862,687    (34,509,742)   96,730,038    32,164,123    69,047,754
Net Assets:
 Beginning of period........   241,802,738   216,940,051    361,607,043   264,877,005   279,784,386   210,736,632
                              ------------  ------------  -------------  ------------  ------------  ------------
 End of period..............  $281,192,244  $241,802,738  $ 327,097,301  $361,607,043  $311,948,509  $279,784,386
                              ============  ============  =============  ============  ============  ============


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets (continued)


                                     International                Fixed Income              Intermediate Term
                                   Equity Portfolio                 Portfolio            Municipal Bond Portfolio
                              ----------------------------  --------------------------  ---------------------------
                                                             Year Ended    Year Ended    Year Ended
                               Year Ended     Year Ended      June 30,      June 30,      June 30,     Year Ended
                              June 30, 2001  June 30, 2000      2001          2000          2001      June 30, 2000
                              -------------  -------------  ------------  ------------  ------------  -------------
From Investment Activities:
Operations:
 Net investment income......  $   3,318,471  $   3,210,611  $  8,442,499  $  7,667,260  $ 10,277,444  $   6,810,948
 Net realized gain/(loss) on
  investments and foreign
  currency transactions.....    (38,244,538)    53,579,835     1,483,898    (2,284,814)      307,749     (2,182,527)
 Net change in unrealized
  appreciation/(depreciation)
  on investments and foreign
  currency transactions.....    (61,656,636)     6,735,629     4,870,630      (103,582)    6,777,662      1,335,076
                              -------------  -------------  ------------  ------------  ------------  -------------
 Net increase/(decrease) in
  net assets resulting from
  operations................    (96,582,703)    63,526,075    14,797,027     5,278,864    17,362,855      5,963,497
                              -------------  -------------  ------------  ------------  ------------  -------------
Distributions to
 Shareholders from:
 Net investment income......     (3,097,246)    (1,660,119)   (8,442,499)   (7,667,260)  (10,277,444)    (6,810,948)
 Net realized gain from
  investments and foreign
  currency transactions.....    (44,299,282)    (8,340,626)           --            --            --             --
                              -------------  -------------  ------------  ------------  ------------  -------------
 Net decrease in net assets
  resulting from
  distributions.............    (47,396,528)   (10,000,745)   (8,442,499)   (7,667,260)  (10,277,444)    (6,810,948)
                              -------------  -------------  ------------  ------------  ------------  -------------
Shares of Beneficial
 Interest:
 Proceeds from shares
  issued....................    225,399,917    198,393,942    24,041,595    31,056,163    43,910,737    332,621,470
 Proceeds from reinvestment
  of dividends..............     41,267,192      8,891,761     8,138,020     7,148,248     9,133,773      5,611,150
 Cost of shares redeemed....   (138,048,283)  (133,415,945)  (40,904,958)  (13,381,861)  (57,676,921)  (244,923,457)
                              -------------  -------------  ------------  ------------  ------------  -------------
 Net increase/(decrease) in
  net assets from shares of
  beneficial interest
  transactions..............    128,618,826     73,869,758    (8,725,343)   24,822,550    (4,632,411)    93,309,163
                              -------------  -------------  ------------  ------------  ------------  -------------
 Total increase/(decrease)
  in net assets.............    (15,360,405)   127,395,088    (2,370,815)   22,434,154     2,453,000     92,461,712
Net Assets:
 Beginning of period........    383,572,310    256,177,222   130,507,801   108,073,647   199,566,337    107,104,625
                              -------------  -------------  ------------  ------------  ------------  -------------
 End of period..............  $ 368,211,905  $ 383,572,310  $128,136,986  $130,507,801  $202,019,337  $ 199,566,337
                              =============  =============  ============  ============  ============  =============


See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Statements of Changes in Net Assets (continued)

                                                 Fixed Income II   High Yield
                                                    Portfolio    Bond Portfolio
                                                 --------------- --------------
                                                  Period Ended    Period Ended
                                                 June 30, 2001*  June 30, 2001*
                                                 --------------- --------------
From Investment Activities:
Operations:
 Net investment income..........................  $  9,630,755    $ 10,169,700
 Net realized gain/(loss) on investments,
  futures and foreign currency transactions.....     4,620,580        (266,146)
 Net change in unrealized
  appreciation/(depreciation) on investments,
  futures and foreign currency transactions.....     1,477,048     (20,756,806)
                                                  ------------    ------------
 Net increase/(decrease) in net assets resulting
  from operations...............................    15,728,383     (10,853,252)
                                                  ------------    ------------
Distributions to Shareholders from:
 Net investment income..........................    (9,630,755)     (9,645,150)
                                                  ------------    ------------
 Net decrease in net assets resulting from
  distributions.................................    (9,630,755)     (9,645,150)
                                                  ------------    ------------
Shares of Beneficial Interest:
 Proceeds from shares issued....................    18,182,350      44,699,635
 Value of securities transferred in-kind........   182,372,210     110,672,210
 Proceeds from reinvestment of dividends........     7,359,501       8,481,185
 Cost of shares redeemed........................   (30,660,590)     (6,106,485)
                                                  ------------    ------------
 Net increase in net assets from shares of
  beneficial interest transactions..............   177,253,471     157,746,545
                                                  ------------    ------------
 Total increase in net assets...................   183,351,099     137,248,143
Net Assets:
 Beginning of period............................            --              --
                                                  ------------    ------------
 End of period..................................  $183,351,099    $137,248,143
                                                  ============    ============

--------
* Portfolios commenced operations on September 26, 2000.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements -- June 30, 2001

  1. DESCRIPTION. The Hirtle Callaghan Trust ("Trust") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-ended management series investment company. The Trust was organized as a Delaware business trust on December 15, 1994. The Trust currently offers eight separate investment portfolios: The Value Equity Portfolio ("Value Portfolio"), The Growth Equity Portfolio ("Growth Portfolio"), The Small Capitalization Equity Portfolio ("Small Cap Portfolio"), The International Equity Portfolio ("International Portfolio"), The Fixed Income Portfolio ("Fixed Income Portfolio"), The Intermediate Term Municipal Bond Portfolio ("Intermediate Municipal Portfolio"), The Fixed Income II Portfolio ("Fixed Income II Portfolio"), and The High Yield Bond Portfolio ("High Yield Portfolio").

  2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios:

    A. Portfolio Valuation. The net asset value per share of the Portfolios is determined once on each business day as of the close of the New York Stock Exchange, which is normally 4 p.m. Eastern Time. Each Portfolio's net asset value per share is calculated by adding the value of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares. In valuing the Trust's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the last sale price on the business day that such value is being determined. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Trust's Board of Trustees ("Board") shall determine in good faith to reflect the security's fair value. All other assets of each portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. With the approval of the Board, any of the Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio's securities.

    B. Securities Transactions and Investment Income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and accretion of discount on investments, where applicable, is accrued daily, as earned.

    C. Dividend and Capital Gain Distributions to Shareholders. The Fixed Income, Intermediate Municipal, and Fixed Income II Portfolios declare dividends from net investment income daily and distribute the same on a monthly basis. The Value, Growth, Small Cap and High Yield Portfolios declare and distribute dividends from net investment income on a quarterly basis. The International Portfolio declares and distributes dividends from net investment income on a semi-annual basis. Net realized capital gains, if any, will be distributed at least annually for each Portfolio.

    Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Certain Portfolios also utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

    Dividends and distributions are recorded on the ex-dividend date. Distributions from net investment income and from net realized gains are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2001

  reclassified within the composition of net assets based on their federal tax basis treatment. Temporary differences do not require reclassification.

    As of June 30, 2001, the following reclassifications have been made to increase/(decrease) such accounts with offsetting adjustments made to paid-in capital:

                                                  Accumulated Net
                            Undistributed Net Realized Gain/(Loss) on
                            Investment Income       Investments
                            ----------------- -----------------------
   Value Portfolio.........       12,795             (205,563)
   Growth Portfolio........       11,692                1,379
   Small Cap Portfolio.....       42,040                   (6)
   International
    Portfolio..............      176,341             (176,341)
   Intermediate Municipal
    Portfolio..............        6,747               (6,747)
   Fixed Income II
    Portfolio..............       18,827             (478,300)
   High Yield Portfolio....      259,624             (246,801)

    D. Repurchase Agreements. Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of the Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is collateralized by an amount at least equal to the repurchase price including accrued interest.

    E. TBA Purchase Commitments. Certain Portfolios may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities and risk loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Portfolio Valuation" above.

    F. Organizational Expenses. Costs incurred in connection with the organization and initial registration of the Value, Growth, Small Cap, and International Portfolios were deferred and amortized on a straight-line basis over sixty months, beginning with each Portfolio's commencement of operations. As of June 30, 2001, the organization expenses were fully amortized for all such portfolios. Costs incurred in connection with the organization of the Fixed Income, Intermediate Municipal, Fixed Income II, and High Yield Portfolios were expensed as incurred.

    G. Allocation of Expenses. Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method.

    H. Foreign Exchange Transactions. The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

      i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2001


      ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

    Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio's total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

    I. Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Actual results could vary from those estimates.

    J. Transfers In-Kind. Upon commencement of The Fixed Income II and The High Yield Portfolios' investment operations on September 26, 2000, shareholders transferred cash and securities in exchange for fund shares. The securities contributed were subject to a taxable event prior to the in-kind transfers to the Portfolios and had the same market value and cost basis as of the date of transfer. Accordingly, for purposes of generally accepted accounting principles, the book cost of any securities transferred in-kind to the Portfolios were equal to the market value of such securities on their date of contribution to the Portfolios resulting in no difference between book cost and tax cost.

    K. Change in Accounting Principle. Effective July 1, 2001, the Portfolios will begin amortizing discount and premium on debt securities and begin classifying gains and losses from paydown transactions on mortgage and asset backed securities as investment income or loss for book accounting purposes. These accounting changes, which are mandated by AICPA Audit and Accounting Guide for Investment Companies will become effective with respect to the Trust's fiscal year ending June 30, 2002, will not affect the Portfolios' total net assets, total returns or distributions to shareholders. These accounting changes will affect the book cost of securities, net investment income, net realized gains and net unrealized appreciation of the Portfolios. Management believes these accounting changes will not have any material affect on the Portfolios' financial statements and the cumulative effect of this change will be disclosed in the next financial statements issued by the Portfolios.

  3. INVESTMENT ADVISORY, CONSULTING AND ADMINISTRATIVE CONTRACTS. The Trust has entered into investment advisory contracts ("Portfolio Management Contracts") on behalf of each of the Portfolios with one or more investment management organizations (each, a "Specialist Manager"). Each Specialist Manager is responsible for providing a continuous program of investment management to, and placing all orders for, purchase and sale of securities and other instruments on behalf of the Portfolio(s) it serves. Each Specialist Manager earns a fee, accrued daily and paid monthly, based on average net assets of that portion of the portfolio managed.

  For the year ended June 30, 2001, the Value Portfolio paid the following investment advisory fees:

                             Amount
Adviser                      Earned   Fee
-------                     -------- -----
Geewax, Terker & Co........ $389,331 0.30% For the period from 7/1/00 to 6/26/01
Institutional Capital
 Corp......................  476,668 0.35%
                            -------- -----
                            $865,999 0.33%
                            ======== =====

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2001


  For the year ended June 30, 2001, the Growth Portfolio paid the following investment advisory fees:

                            Amount
Adviser                     Earned   Fee
-------                    -------- -----
Jennison Associates LLC... $554,784 0.30%
Goldman Sachs Asset
 Management...............  142,755 0.30%* For the period from 7/1/00 to 6/26/01
                           -------- -----
                           $697,539 0.30%
                           ======== =====

  For the year ended June 30, 2001, the Small Cap Portfolio paid the following investment advisory fees:

                      Amount
Adviser               Earned    Fee
-------             ---------- -----
Frontier Capital
 Management Co.....   $800,497 0.45%
Geewax, Terker &
 Co................    186,156 0.30%
Sterling Johnston
 Capital
 Management, Inc...    116,624 0.40%**** For the period from 12/5/00 to 6/30/01
                    ---------- -----
                    $1,103,277 0.41%
                    ========== =====

  For the year ended June 30, 2001, the International Portfolio paid the following investment advisory fees:

                      Amount
Adviser               Earned    Fee
-------             ---------- -----
Artisan Partners...   $678,104 0.40%**
Capital Guardian
 Trust Co..........    620,070 0.40%***
                    ---------- -----
                    $1,298,174 0.40%
                    ========== =====

  For the year ended June 30, 2001, the following Portfolios paid investment advisory fees to Deutsche Asset Management, Inc., formerly Morgan Grenfell,
Inc.:

                      Amount
Portfolio             Earned   Fee
---------            -------- ------
Fixed Income........ $356,081 0.275%(a)
Intermediate
 Municipal.......... $579,831 0.275%(a)

  For the year ended June 30, 2001, the following Portfolios paid investment advisory fees to Miller Anderson & Sherrerd, LLP:

                      Amount
Portfolio             Earned   Fee
---------            -------- ------
Fixed Income II..... $385,549 0.275%(b) For the period from 9/26/00 to 6/30/01
High Yield.......... $323,305 0.375%    For the period from 9/26/00 to 6/30/01

--------
(a) As of April 1, 2001, the Specialist Manager has voluntarily agreed to waive a portion of the fee, to which it is entitled under the Portfolio Management Contract, that exceeds .255% of the Portfolio's average daily net asset value.
(b) Tiered fee of 0.275% on first $200 million of the average daily net assets; 0.250% on the next $200 million of such assets; and 0.200% of such assets over $400 million.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2001

   * Under the Portfolio Management Contract between Goldman Sachs Asset Management ("GSAM"), as amended, GSAM received a base fee of 0.30%, subject to adjustment upwards or downwards depending on the investment results achieved by GSAM. GSAM's fee reflects a 67% reduction in the base fee due to the investment results achieved by GSAM.

  ** The Trust has conditionally approved an amendment ("Performance Fee
     Amendment") to the Portfolio Management Contract between Artisan and the Trust. Under the Performance Fee Amendment, Artisan would be compensated based, in part, on the investment results achieved by it. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Artisan, when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. Artisan's fee will not be adjusted in accordance with the Performance Fee Amendment until the same is in effect for 12 months. The Performance Fee Amendment will not become effective, however, and advisory fees will continue to be accrued at the base fee, until an order from the Securities and Exchange Commission permitting the arrangement is obtained.

 *** Currently, Capital Guardian Trust Co. ("CapGuardian") receives a base fee at an annual rate of 0.40% (or 40 basis points) of the daily average net assets. After the initial one-year period from August 1, 2000, CapGuardian's base fee will be subject to adjustment upwards or downwards based on the investment results achieved by it. The performance fee arrangement could, under certain circumstances, increase or decrease the fee paid to CapGuardian, when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. The described performance adjustments will not be made, however, and advisory fees will continue to be accrued at the base fee until an order from the Securities and Exchange Commission permitting the arrangement is obtained.

**** The Trust has conditionally approved an amendment ("Performance Fee
     Amendment") to the Portfolio Management Contract between Sterling Johnston and the Trust. Under the Performance Fee Amendment, Sterling Johnston would be compensated based, in part, on the investment results achieved by it. If the Performance Fee Amendment is implemented, it could, under certain circumstances, increase or decrease the fee paid to Sterling Johnston, when compared to a fixed fee arrangement and could result in the payment of incentive compensation during periods of declining markets. Sterling Johnston's fee will not be adjusted in accordance with the Performance Fee Amendment until the same is in effect for 12 months. The Performance Fee Amendment will not become effective, however, and advisory fees will continue to be accrued at the base fee, until an order from the Securities and Exchange Commission permitting the arrangement is obtained.

  Pursuant to a consulting agreement between the Trust and Hirtle Callaghan & Company, Inc. ("HCCI"), HCCI is paid a fee calculated and accrued daily and paid monthly at annual rates of 0.05% of average net assets per Portfolio. HCCI makes its officers available to serve as officers and/or Trustees of the Trust, provides office space sufficient for the Trust's principal office, and monitors the performance of various investment management organizations, including the Investment Managers. HCCI does not have investment discretion with respect to Trust assets but is an investment adviser to the Trust for purposes of the 1940 Act. HCCI has voluntarily reimbursed the Intermediate Municipal Portfolio and High Yield Portfolio $4,279 and $13,000, respectively, for operating expenses incurred.

  BISYS Fund Services ("BISYS") is responsible for providing the Portfolios with administrative, fund accounting, dividend and capital gains disbursing agent and transfer agency services. BISYS receives compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee ("Omnibus Fee") based on a percentage of each Portfolio's average net assets. The Omnibus fee is accrued daily and payable on a monthly basis.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2001


  4. PURCHASE AND SALE TRANSACTIONS. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 2001, were as follows:

     Portfolio                                         Purchases      Sales
     ---------                                        ------------ ------------
     Value........................................... $390,318,826 $365,089,645
     Growth..........................................  404,019,201  307,415,610
     Small Cap.......................................  394,073,731  346,727,449
     International...................................  325,422,614  250,847,502
     Fixed Income....................................  165,809,460  173,047,336
     Intermediate Municipal..........................   64,245,778   62,526,163
     Fixed Income II (a).............................  706,779,121  703,363,540
     High Yield (a)..................................   68,854,790   35,866,004

--------
(a) For the period from September 26, 2000 (commencement of operations) to June 30, 2001

  5. SHARES OF BENEFICIAL INTEREST. The Trust is authorized to issue unlimited shares of beneficial interest with a par value of $0.001 each. Transactions in shares of the Portfolios for the year ended June 30, 2001, were as follows:

                               Value        Growth    Small Cap   International
                             ----------  ------------ ----------  -------------
Beginning balance..........  18,314,678   17,530,798  18,297,221    24,998,038
                             ----------   ----------  ----------   -----------
Shares issued..............   5,998,324   13,621,438   7,589,685    21,342,120
Shares issued in
 reinvestment of dividends
 and distributions.........     573,626    2,582,989   1,951,003     4,067,131
Shares redeemed............  (4,789,538)  (6,034,785) (3,763,984)  (10,703,450)
                             ----------   ----------  ----------   -----------
Net increase in shares.....   1,782,412   10,169,642   5,776,704    14,705,801
                             ----------   ----------  ----------   -----------
Ending balance.............  20,097,090   27,700,440  24,073,925    39,703,839
                             ==========   ==========  ==========   ===========

                                         Intermediate
                               Fixed         Term       Fixed
                               Income     Municipal   Income II*   High Yield*
                             ----------  ------------ ----------  -------------
Beginning balance..........  13,827,176   20,878,074          --            --
                             ----------   ----------  ----------   -----------
Shares issued..............   2,448,006    4,488,899   1,773,099     5,122,384
Shares issued in exchange
 for securities transferred
 in-kind...................          --           --  18,237,221    11,067,221
Shares issued in
 reinvestment of dividends
 and distributions.........     835,755      935,441     718,643       949,456
Shares redeemed............  (4,176,585)  (5,869,544) (2,985,360)     (682,114)
                             ----------   ----------  ----------   -----------
Net increase/(decrease) in
 shares....................    (892,824)    (445,204) 17,743,603    16,456,947
                             ----------   ----------  ----------   -----------
Ending balance.............  12,934,352   20,432,870  17,743,603    16,456,947
                             ==========   ==========  ==========   ===========

--------
* Portfolios commenced operations on September 26, 2000

  6. DERIVATIVE INSTRUMENTS. Certain Portfolios may invest in various financial instruments including positions in forward currency contracts, currency swaps and purchased foreign currency options. A Portfolio enters into such contracts for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings.

  A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2001

forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Portfolio could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

  Forward foreign exchange contracts may involve market or credit risk in excess of the amounts reflected on the Portfolio's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2001 are recorded for financial reporting purposes as net unrealized gains or losses by the Portfolio.

  Certain Portfolios may invest in financial futures contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, a Portfolio is required to pledge to the broker an amount of cash and/or other asset equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin"' are made or received by a Portfolio each day, depending on the daily fluctuations in the fair market value of the underlying security. A Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

  7. FEDERAL INCOME TAXES. It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  FEDERAL INCOME TAXES INFORMATION.

  As of June 30, 2001 the following Portfolios had net capital loss carryforwards to offset future capital gains, if any, to the extent provided by the Treasury regulations:

Portfolio                                                      Amount   Expires
---------                                                    ---------- -------
International............................................... $4,628,445  2009
Fixed Income................................................  1,346,263  2008
Intermediate Municipal......................................     18,422  2007
Intermediate Municipal......................................     99,241  2008
Intermediate Municipal......................................  1,817,055  2009
High Yield..................................................    111,567  2009

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Fixed Income Portfolio utilized $246,497 of net capital loss carryforwards during the fiscal year ended June 30, 2001, to offset capital gains.

  Capital losses incurred after October 31, ("Post-October Capital Losses") within a Portfolio's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Growth Equity Portfolio incurred $29,952,409 in Post-October Capital Losses, The Small Cap Equity Portfolio incurred $4,727,045 in Post-October Capital Losses, The International Equity Portfolio incurred $31,070,067 in Post-October Capital Losses and The High Yield Portfolio incurred $379,777 in Post-October Capital Losses and they will elect to defer such capital losses.

THE HIRTLE CALLAGHAN TRUST
Notes to Financial Statements (continued) -- June 30, 2001


  During the fiscal year ended June 30, 2001, the following Portfolios declared long-term capital gain distributions as follows (Unaudited):

Portfolio                                                               Amount
---------                                                             ----------
Value................................................................ $5,494,612
Growth............................................................... 35,302,645
Small Cap............................................................ 26,356,450
International........................................................ 25,511,866

  For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2001 qualify for the corporate dividend received deduction for the following Portfolios (Unaudited):

Portfolio                                                             Percentage
---------                                                             ----------
Value................................................................   100.00%
Growth...............................................................    30.99%
Small Cap............................................................   100.00%
High Yield...........................................................     0.19%

  During the fiscal year ended June 30, 2001, the following Portfolios declared tax-exempt income distributions as follows (Unaudited):

Portfolio                                                              Amount
---------                                                            ----------
Intermediate Municipal.............................................. $9,859,979

  The International Equity Portfolio, The Fixed Income II Portfolio, and The High Yield Bond Portfolio may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2001. These shareholders will receive more detailed information along with their 2001 Form 1099-DIV.

  8. SUBSEQUENT EVENTS. At the Meeting of the Board of Trustees ("Board") held on June 12, 2001, the Board approved the engagement of SSgA Funds Management, Inc. ("SSgA") to replace Geewax Terker & Co. and Goldman Sachs Asset Management (each a "Prior Manager", collectively "Prior Managers") as Specialist Managers for The Value Equity Portfolio and The Growth Equity Portfolio, respectively. These Prior Managers were terminated on June 26, 2001.

  SSgA commenced its engagement under the terms of separate portfolio management agreements ("Interim Agreements") relating to the Value and Growth Portfolios, respectively, effective July 2, 2001. Effective July 27, 2001, each of the Interim Agreements was replaced by a substantially similar agreement (each, a "Final Contract"). The Final Contracts, each of which was approved by the Board at the Meeting of the Board held on June 12, 2001, and by the shareholders of the Portfolio to which it relates at a meeting of such shareholders held on July 27, 2001, are substantively the same as those pursuant to which the Prior Managers served the Portfolios, except that the advisory fee payable to SSgA is .04 of 1% of the average daily net assets of each Portfolio allocated to SSgA ("SSgA Account"). This fee is significantly lower than the advisory fee paid to the Prior Managers. The SSgA Accounts will be managed so as to provide investment results that correspond to the price and yield performance of the Russell 1000 Growth Index, in the case of The Growth Equity Portfolio, and the Russell 1000 Value Index, in the case of The Value Equity Portfolio. The assets of the Portfolios will be allocated with a view to assuring that the SSgA Accounts will, under normal circumstances, comprise approximately 40% of each Portfolio.

  At the Meeting of the Board held on June 12, 2001, the Board approved the engagement of BlackRock Advisors, Inc. ("BlackRock") to serve as a second Specialist Manager for The Fixed Income II Portfolio pursuant to the terms of a portfolio management agreement ("BlackRock Agreement") between BlackRock and the Trust. The BlackRock Agreement was approved by the shareholders of the Fixed Income II Portfolio at a Special Meeting of such shareholders held on July 27, 2001 Under the terms of the BlackRock agreement, BlackRock is entitled to a fee calculated at an annual rate of .25% of the first $100 million of those assets of The Fixed Income II Portfolio allocated to BlackRock and .20% of such assets in excess of $100 million. Other than the fee, the terms of the BlackRock Agreement are substantively the same as those relating to The Fixed Income II Portfolio between MAS and the Trust.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                       Value Equity Portfolio
                            --------------------------------------------------
                              Year      Year       Year      Year       Year
                             Ended     Ended      Ended     Ended      Ended
                            June 30,  June 30,   June 30,  June 30,   June 30,
                              2001      2000       1999      1998       1997
                            --------  --------   --------  --------   --------
Net Asset Value, Beginning
 of Period................  $  13.20  $  14.85   $  15.49  $  14.41   $  11.48
                            --------  --------   --------  --------   --------
Income from Investment
 Operations:
 Net investment income....      0.17      0.17       0.22      0.24       0.23
 Net realized and
  unrealized gain/(loss)
  on investments..........      1.06     (0.92)      0.87      2.87       3.65
                            --------  --------   --------  --------   --------
 Total from investment
  operations..............      1.23     (0.75)      1.09      3.11       3.88
                            --------  --------   --------  --------   --------
Distributions to
 Shareholders from:
 Net investment income....     (0.17)    (0.17)     (0.22)    (0.25)     (0.21)
 Net realized gain on
  investments.............     (0.27)    (0.73)     (1.51)    (1.78)     (0.74)
                            --------  --------   --------  --------   --------
 Total distributions to
  shareholders............     (0.44)    (0.90)     (1.73)    (2.03)     (0.95)
                            --------  --------   --------  --------   --------
Net Asset Value, End of
 Period...................  $  13.99  $  13.20   $  14.85  $  15.49   $  14.41
                            ========  ========   ========  ========   ========
Total Return..............      9.43%    (5.14%)     9.07%    23.42%     35.28%
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands)..........  $281,192  $241,803   $216,940  $176,587   $117,092
 Ratio of expenses to
  average net assets......      0.53%     0.55%      0.56%     0.52%      0.63%
 Ratio of net investment
  income to average net
  assets..................      1.24%     1.29%      1.64%     1.69%      1.89%
 Ratio of expenses to
  average net assets
  excluding fee waivers...      0.53%     0.55%      0.56%     0.52%*     0.65%*
 Portfolio turnover rate..    138.97%   128.72%    108.79%    86.45%     97.39%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                      Growth Equity Portfolio
                            --------------------------------------------------
                              Year       Year      Year      Year       Year
                             Ended      Ended     Ended     Ended      Ended
                            June 30,   June 30,  June 30,  June 30,   June 30,
                              2001       2000      1999      1998       1997
                            --------   --------  --------  --------   --------
Net Asset Value, Beginning
 of Period................  $  20.63   $  17.96  $  15.25  $  13.67   $  11.13
                            --------   --------  --------  --------   --------
Income from Investment
 Operations:
 Net investment income....      0.04       0.08      0.03      0.04       0.06
 Net realized and
  unrealized gain/(loss)
  on investments and
  futures.................     (6.66)      4.69      3.76      4.37       2.58
                            --------   --------  --------  --------   --------
 Total from investment
  operations..............     (6.62)      4.77      3.79      4.41       2.64
                            --------   --------  --------  --------   --------
Distributions to
 Shareholders from:
 Net investment income....     (0.04)     (0.08)    (0.03)    (0.04)     (0.05)
 In excess of net
  investment income.......        --         --        --     (0.02)        --
 Net realized gain on
  investments and
  futures.................     (2.16)     (2.02)    (1.05)    (2.77)     (0.05)
                            --------   --------  --------  --------   --------
 Total distributions to
  shareholders............     (2.20)     (2.10)    (1.08)    (2.83)     (0.10)
                            --------   --------  --------  --------   --------
Net Asset Value, End of
 Period...................  $  11.81   $  20.63  $  17.96  $  15.25   $  13.67
                            ========   ========  ========  ========   ========
Total Return..............    (33.03%)    27.71%    26.76%    37.00%     23.83%
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands)..........  $327,097   $361,607  $264,877  $216,129   $160,961
 Ratio of expenses to
  average net assets......      0.43%      0.52%     0.53%     0.53%      0.55%
 Ratio of net investment
  income to average net
  assets..................      0.25%      0.47%     0.20%     0.33%      0.49%
 Ratio of expenses to
  average net assets
  excluding fee waivers...      0.43%      0.52%     0.53%     0.53%*     0.55%*
 Portfolio turnover rate..     95.66%     94.37%    70.61%    95.07%     80.47%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                               Small Capitalization Equity Portfolio
                            --------------------------------------------------
                              Year       Year      Year      Year       Year
                             Ended      Ended     Ended     Ended      Ended
                            June 30,   June 30,  June 30,  June 30,   June 30,
                              2001       2000      1999      1998       1997
                            --------   --------  --------  --------   --------
Net Asset Value, Beginning
 of Period................  $  15.29   $  12.33  $  13.13  $  12.95   $  11.07
                            --------   --------  --------  --------   --------
Income from Investment
 Operations:
 Net investment income....      0.03       0.02      0.04      0.06       0.07
 Net realized and
  unrealized gain/(loss)
  on investments..........     (0.79)      2.96      0.35      1.54       2.11
                            --------   --------  --------  --------   --------
 Total from investment
  operations..............     (0.76)      2.98      0.39      1.60       2.18
                            --------   --------  --------  --------   --------
Distributions to
 Shareholders from:
 Net investment income....     (0.03)     (0.02)    (0.04)    (0.06)     (0.07)
 Net realized gain on
  investments.............     (1.54)        --     (1.15)    (1.36)     (0.23)
                            --------   --------  --------  --------   --------
 Total distributions to
  shareholders............     (1.57)     (0.02)    (1.19)    (1.42)     (0.30)
                            --------   --------  --------  --------   --------
Net Asset Value, End of
 Period...................  $  12.96   $  15.29  $  12.33  $  13.13   $  12.95
                            ========   ========  ========  ========   ========
Total Return..............     (3.67%)    24.21%     4.73%    12.66%     19.88%
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands)..........  $311,949   $279,784  $210,737  $150,527   $113,480
 Ratio of expenses to
  average net assets......      0.63%      0.60%     0.62%     0.70%      0.78%
 Ratio of net investment
  income to average net
  assets..................      0.22%      0.18%     0.39%     0.41%      0.68%
 Ratio of expenses to
  average net assets
  excluding fee waivers...      0.63%      0.60%     0.62%     0.70%*     0.78%*
 Portfolio turnover rate..    134.43%    111.52%   125.52%   103.41%     54.16%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period


                                   International Equity Portfolio
                            --------------------------------------------------
                              Year       Year      Year      Year       Year
                             Ended      Ended     Ended     Ended      Ended
                            June 30,   June 30,  June 30,  June 30,   June 30,
                              2001       2000      1999      1998       1997
                            --------   --------  --------  --------   --------
Net Asset Value, Beginning
 of Period................  $  15.34   $  12.85  $  12.70  $  12.84   $  11.26
                            --------   --------  --------  --------   --------
Income from Investment
 Operations:
 Net investment income....      0.10       0.12      0.24      0.16       0.22
 Net realized and
  unrealized gain/(loss)
  on investments and
  foreign currency
  transactions............     (3.71)      2.82      0.39      0.49       1.92
                            --------   --------  --------  --------   --------
 Total from investment
  operations..............     (3.61)      2.94      0.63      0.65       2.14
                            --------   --------  --------  --------   --------
Distributions to
 Shareholders from:
 Net investment income....     (0.08)     (0.07)    (0.21)    (0.47)     (0.22)
 In excess of net
  investment income.......        --         --        --        --      (0.04)
 Net realized gain on
  investments and foreign
  currency transactions...     (2.38)     (0.38)    (0.27)    (0.32)     (0.30)
                            --------   --------  --------  --------   --------
 Total distributions to
  shareholders............     (2.46)     (0.45)    (0.48)    (0.79)     (0.56)
                            --------   --------  --------  --------   --------
Net Asset Value, End of
 Period...................  $   9.27   $  15.34  $  12.85  $  12.70   $  12.84
                            ========   ========  ========  ========   ========
Total Return..............    (24.87%)    23.14%     5.20%     5.91%     19.61%
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands)..........  $368,213   $383,572  $256,177  $229,875   $146,122
 Ratio of expenses to
  average net assets......      0.66%      0.65%     0.69%     0.70%      0.78%
 Ratio of net investment
  income to average net
  assets..................      1.02%      0.98%     1.51%     2.00%      1.97%
 Ratio of expenses to
  average net assets
  excluding fee waivers...      0.66%      0.65%     0.69%     0.71%*     0.78%*
 Portfolio turnover rate..     80.80%    144.41%    56.77%    36.80%     29.85%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                                             Intermediate Term
                            Fixed Income Portfolio        Municipal Bond Portfolio
                          -----------------------------  -----------------------------
                            Year       Year     Period     Year       Year     Period
                           Ended      Ended     Ended     Ended      Ended     Ended
                          June 30,   June 30,  June 30,  June 30,   June 30,  June 30,
                            2001       2000    1999(a)     2001       2000    1999(a)
                          --------   --------  --------  --------   --------  --------
Net Asset Value,
 Beginning of Period..... $   9.44   $   9.64  $  10.00  $   9.56   $   9.79  $  10.00
                          --------   --------  --------  --------   --------  --------
Income from Investment
 Operations:
 Net investment income...     0.64       0.62      0.58      0.48       0.46      0.45
 Net realized and
  unrealized gain/(loss)
  on investments.........     0.47      (0.20)    (0.28)     0.33      (0.23)    (0.21)
                          --------   --------  --------  --------   --------  --------
 Total from investment
  operations.............     1.11       0.42      0.30      0.81       0.23      0.24
                          --------   --------  --------  --------   --------  --------
Distributions to
 Shareholders from:
 Net investment income...    (0.64)     (0.62)    (0.58)    (0.48)     (0.46)    (0.45)
 Net realized gain on
  investments............       --         --     (0.08)       --         --        --
                          --------   --------  --------  --------   --------  --------
 Total distributions to
  shareholders...........    (0.64)     (0.62)    (0.66)    (0.48)     (0.46)    (0.45)
                          --------   --------  --------  --------   --------  --------
Net Asset Value, End of
 Period.................. $   9.91   $   9.44  $   9.64  $   9.89   $   9.56  $   9.79
                          ========   ========  ========  ========   ========  ========
Total Return.............    12.02%      4.49%     2.88%     8.61%      2.45%     2.44%
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).. $128,137   $130,508  $108,074  $202,019   $199,566  $107,105
 Ratio of expenses to
  average net assets.....     0.46%      0.46%     0.50%     0.46%      0.46%     0.47%
 Ratio of net investment
  income to average net
  assets.................     6.52%      6.52%     5.78%     4.87%      4.84%     4.54%
 Ratio of expenses to
  average net assets
  excluding fee
  waivers/reimbursements..    0.47%*     0.46%     0.50%     0.47%*     0.46%     0.54%
 Portfolio turnover
  rate...................   130.52%    147.65%   146.78%    31.02%     51.34%    42.24%

--------
* During the period, certain fees were waived or reimbursed. If such fees were not waived or reimbursed, the ratios would have been as indicated.
(a) For the period July 1, 1998 (commencement of operations) through
    June 30, 1999.

See accompanying notes to financial statements.

THE HIRTLE CALLAGHAN TRUST
Financial Highlights
For a share outstanding throughout each period

                                               Fixed Income II  High Yield Bond
                                                  Portfolio        Portfolio
                                               ---------------  ---------------
                                                Period Ended     Period Ended
                                                  June 30,         June 30,
                                                   2001(a)          2001(a)
                                               ---------------  ---------------
Net Asset Value, Beginning of Period.........     $  10.00         $  10.00
                                                  --------         --------
Income from Investment Operations:
 Net investment income.......................         0.54             0.80
 Net realized and unrealized gain/(loss) on
  investments, futures and foreign currency
  transactions...............................         0.33            (1.69)
                                                  --------         --------
 Total from investment operations............         0.87            (0.89)
                                                  --------         --------
Distributions to Shareholders from:
 Net investment income.......................        (0.54)           (0.77)
                                                  --------         --------
 Total distributions to shareholders.........        (0.54)           (0.77)
                                                  --------         --------
Net Asset Value, End of Period...............     $  10.33         $   8.34
                                                  ========         ========
Total Return.................................         8.83%(c)        (9.13%)(c)
Ratios to Average Net Assets/Supplemental
 Data:
 Net assets, end of period (in thousands)....     $183,351         $137,248
 Ratio of expenses to average net assets.....         0.51%(b)         0.61%(b)
 Ratio of net investment income to average
  net assets.................................         6.87%(b)        11.80%(b)
 Ratio of expenses to average net assets
  excluding fee waivers/reimbursements.......         0.51%(b)         0.62%(b)
 Portfolio turnover rate.....................       342.57%           33.23%

--------
(a) For the period September 26, 2000 (commencement of operations) through June 30, 2001.
(b)  Annualized.
(c)  Not annualized.

See accompanying notes to financial statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of the Hirtle Callaghan Trust:

  In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Fixed Income, Intermediate Term Municipal Bond, Fixed Income II and High Yield Bond Portfolios (constituting the Hirtle Callaghan Trust, hereafter referred to as the "Trust") as of June 30, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
August 20, 2001

THE HIRTLE CALLAGHAN TRUST
Supplemental Information

Proxy:

  On July 27, 2001, a Joint Special Meeting of shareholders of The Value Equity Portfolio ("Value Portfolio"), The Growth Equity Portfolio ("Growth Portfolio"), The Fixed Income II Portfolio and The International Equity ("International Equity") of The Hirtle Callaghan Trust ("Trust") was held. The matters considered at the meeting, together with the actual vote tabulations relating to such matters are as follows:

    Proposal 1, to ratify the engagement of SSgA Funds Management, Inc. ("SSgA") to provide portfolio management service to Value Portfolio and to approve a portfolio management agreement between the Trust and SSgA.

   For               19,096,464 shares or 94.6%
   Against                    0 shares or  0.0%
   Abstain                    0 shares or  0.0%

    Proposal 2, to ratify the engagement of SSgA to provide portfolio management services to the Growth Portfolio and to approve a portfolio management agreement between the Trust and SSgA.

   For               22,447,188 shares or 83.0%
   Against                    0 shares or  0.0%
   Abstain                    0 shares or  0.0%


    Proposal 3, to approve the engagement of BlackRock Advisors, Inc. ("BlackRock") to provide portfolio management services to the Fixed Income II Portfolio and to approve a portfolio management agreement between the Trust and BlackRock.

   For               9,639,767 shares or 55.1%
   Against                   0 shares or  0.0%
   Abstain                   0 shares or  0.0%


    Proposal 4, to approve an amendment to the Portfolio Management Agreement between Capital Guardian Trust Company ("CapGuardian") and the Trust pursuant to which CapGuardian provides portfolio management services to the International Portfolio. The proposed amendment, which is designed to correct an error in such agreement, could, under certain circumstances, increase the performance-based compensation to which CapGuardian may otherwise be entitled under such existing agreement.

   For               23,704,902 shares or 60.0%
   Against                    0 shares or  0.0%
   Abstain                    0 shares or  0.0%

                           THE HIRTLE CALLAGHAN TRUST

Trustees

DONALD E. CALLAGHAN*

JONATHAN J. HIRTLE*

ROSS H. GOODMAN

JARRETT B. KLING

RICHARD W. WORTHAM III

R. RICHARD WILLIAMS

* "Interested Person" as that term is defined in the Investment Company Act of 1940.

--------------------------------------------------------------------------------

Sponsor                                Counsel
-------                                -------
Hirtle Callaghan & Co., Inc.           Drinker Biddle & Reath LLP
Five Tower Bridge                      One Logan Square--18th & Cherry Streets
300 Barr Harbor Drive, Suite 500       Philadelphia, Pennsylvania 19103-6996
West Conshohocken, Pennsylvania 19428
Administrator and Distributor          Independent Accountants
-----------------------------          -----------------------
BISYS Fund Services                    PricewaterhouseCoopers LLP
3435 Stelzer Road                      Two Commerce Square, Suite 1700
Columbus, Ohio 43219                   2001 Market Street
                                       Philadelphia, Pennsylvania 19103-7042
Custodian
---------
Bankers Trust Company
16 Wall Street
New York, New York 10005

This report is for the information of the shareholders of The Hirtle Callaghan Trust. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus.


8/01